UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2019
Classes A, C, I, O, P, P3, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Stake Out a New Path in 2019
Dear Shareholder,
After the tumultuous end of 2018, investors were worried that 2019 would continue in the same mode. Thankfully, that has not happened: though there has been considerable day-to-day and week-to-week volatility, U.S. equities posted strong gains in the first quarter of 2019. The broad bond indices, such as the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays Global Aggregate Index, also delivered positive returns.
This doesn’t mean, however, that investment risks have dissipated. Fourth-quarter 2018 U.S. corporate earnings growth, though healthy, came in significantly below the pace of the prior two quarters. China and the United States have yet to resolve their trade tensions, though the outlines of an agreement are taking shape. Declining manufacturing statistics in China, the U.S. and Europe point to slowing global economic growth. The stock markets have recently wobbled in reaction to these uncertainties.
On the other hand, we believe official responses have been reassuring: the U.S. Federal Reserve Board has pivoted from a bias toward further interest-rate hikes to wait-and-see mode, turning its rate policy from a market headwind to a tailwind. China has launched new efforts to stimulate its economy, which we think may get growth back on track. If successful, we expect that China’s efforts could lift Europe, its biggest trading partner, as well as the entire Asia-Pacific region.
While no one can predict the future, we still expect economic and earnings growth to slow but not stall. We take encouragement from the fact that central bank officials are working to reinforce the global economy; and uncertainty notwithstanding, that market returns have been robust so far in 2019. We believe that this may not be a time to double down on one’s investment strategy, but neither is it a time to alter it in an effort to avoid losses. In our view, it is still advisable to hold a well-diversified portfolio oriented to your long-term goals. Stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals have changed; before taking any action, discuss contemplated changes thoroughly with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 24, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2019

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, after 15 consecutive monthly gains, suffered a loss in February and another in March. Yet in the first half of our fiscal year, the Index returned 9.05%, as markets, led by the U.S., seemed almost immune to the worries that had set them back. The Index reached a new record on September 20, before clouds gathered again in October. By Christmas, the Index was down more than 17% from its peak. But from there a recovery, as sharp as it was unexpected, left the Index up 6.66% for the fiscal year. (The Index returned 4.01% for the year ended March 31, 2019, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February, then in March, the White House’s announcement of tariffs on imported steel and aluminum.
Nervousness about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, increasing to 25% at the beginning of 2019. But in early December new tariffs were postponed for 90 days while the sides held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to raise historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
Wages were growing at 3.1% year-over-year, the fastest since 2009, but it did not seem like an inflationary threat. However, as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and the U.S. Federal Reserve Board (“Fed”) Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50% and signaled two more increases in 2019, instead of the pause that markets hoped for.
Was this a policy mistake that would now threaten the already late-cycle U.S. economy? The boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. China’s growth in 2018 was the slowest in 28 years. The euro zone’s forecast for 2019 was slashed to just 1.1%. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both.
Yet in the last few days of December the Index rebounded. Two main factors bolstered this into the 18% recovery that it became. Firstly, Chairman Powell changed his tune and said repeatedly that the Fed would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019.
Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both would find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
March continued to see a flow of weak economic data, particularly in manufacturing, from Europe, Asia and the U.S., where GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%. A rather worrying pattern of Treasury yields emerged in later March (see below). But as the fiscal year ended, the path of least resistance for the Index still seemed upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the fiscal year. It became partially inverted in the last few weeks, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, fixed income sectors typically made gains in the mid-single digits.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Interest sensitive utilities and real estate performed the best, up more than 19%. Financials was the weakest sector, down 4.67%.
In currencies, the dollar rose 9.47% against the euro, 6.98% against the pound and 4.09% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift in the new year as the prospects for further interest rate increases diminished.
In international markets, MSCI Japan® Index dropped 4.08% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index added 3.00%. The euro zone grew only 0.2% in the fourth quarter of 2018, with Germany barely avoiding recession. MSCI UK® Index gained 7.57%. Pessimism about an increasingly likely no-deal Brexit, was more than offset by strength in some large index constituents in energy and health care.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2019 (as a percentage of net assets)

U.S. Government Agency Obligations	72.1%
Collateralized Mortgage Obligations	54.2%
Commercial Mortgage-Backed Securities	0.4%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(26.8)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.85%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 4.46%, for the same period.
Portfolio Specifics: A risk-on sentiment permeated the markets as equities rallied and rates sold-off for most of 2018. However, increased volatility, trade wars and dampened global growth sparked a flight-to-quality late in the fourth quarter of 2018 causing equities to retrace and rates to fall precipitously. Into 2019, sentiment reversed again with a sharp rebound in risk assets. Although this time, demand for U.S. dollars and dollar duration rates kept interest rates from moving higher. Instead, rates were driven lower with 10-year yields finishing the period approximately 0.35% lower than one-year earlier. Agency-backed and GNMA mortgages experienced far less volatility compared to other risk assets over the year. Mortgage excess returns over U.S. Treasuries were modestly lower to end 2018 and recovered nicely in early 2019.
For the year ended March 31, 2019, the Fund outperformed the Index before deducting fees and operating expenses, but lagged the Index net of those costs. Performance of the Fund was largely driven by continued exposure to off-benchmark collateralized mortgage obligations (“CMOs”). These positions included fixed-rate CMOs with superior spreads to benchmark securities as well as floating-rate holdings with very low rate risk. Security selection in GNMA pools detracted from performance as the portfolio held larger exposures in premium coupon bonds which underperformed modestly late in 2018 and again, in early 2019. Likewise, off-benchmark exposures in agency mortgage-backed securities (“MBS”) (FNMA and FHLMC) were generally flat to slightly lower versus the GNMA benchmark this period. Overall, prepayment speeds in the Fund remained below benchmark, which in our view, is likely to become increasingly important as interest rates fell recently and have stayed low. Finally, Fund redemptions have moderated lately keeping NAV more stable and reducing the need for forced asset sales.
Current Strategy & Outlook: Recent weakness in domestic and overseas economic data has spurred a dovish shift in the Federal Reserve Board’s (“Fed”) policy. The 10-year Treasury yield is significantly down from last year suggesting substantially reduced expectations for future monetary tightening. Moreover, the Fed intends to stabilize its balance sheet at a much higher level than previous estimates keeping a considerable amount of excess reserves in the banking system. In our view, while these events should keep interest-rate volatility in check benefitting agency MBS fundamentally, the fact that balance sheet stability will be achieved by purchasing U.S. Treasuries while their MBS holdings run-off remains a technical headwind for MBS.
Furthermore, mortgage finance reform is back in the spotlight. With new directors over HUD, FHA and the regulator overseeing FNMA and FHLMC, we believe that it is reasonable to expect that modest changes may appear this year in mortgage underwriting.
We continue to see value in off-benchmark bonds including CMOs and non-deliverable MBS pools for extra spread/yield. Also, we believe certain benchmark bonds should experience technical challenges with high supply. We believe net supply of agency MBS plus the added bonds from an amortizing Fed portfolio will keep technical pressure on generic, production coupon pools. Meanwhile, much of this supply will need to be absorbed by relative value money managers.
With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that provide what we believe to be attractive current income while minimizing prepayment and extension risks.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	1.27%	1.67%	2.71%
Class C(2)	1.96%	1.41%	2.19%
Class I	4.16%	2.48%	3.27%
Class W	4.11%	2.44%	3.23%
Excluding Sales Charge:
Class A	3.85%	2.18%	2.97%
Class C	2.96%	1.41%	2.19%
Class I	4.16%	2.48%	3.27%
Class W	4.11%	2.44%	3.23%
Bloomberg Barclays GNMA	4.46%	2.41%	3.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2019 (as a percentage of net assets)

Communications	19.7%
Consumer, Non-cyclical	16.7%
Consumer, Cyclical	15.9%
Energy	14.2%
Industrials	10.7%
Financials	6.1%
Basic Materials	5.4%
Technology	4.3%
Utilities	2.2%
Health Care	0.3%
Consumer Staples	0.2%
Containers & Glass Products	0.2%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.03%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 5.93%, for the same period.
Portfolio Specifics: For the fiscal year ended March 31, 2019, the Fund underperformed the Index.
Within the cable and satellite sector, we were underweight Intelsat Corp., which rallied from distressed levels upon news of an equity offering and positive information around the potential to monetize their spectrum. We added to our position in Dish Network Corp. too early as that capital structure remained weak. Within the automotive sector, our holding in American Tire Distributors (“ATD”) declined sharply upon news that two of their major suppliers, Goodyear Tire & Rubber Company and Bridgestone Americas, Inc., had formed a joint venture to distribute to customers directly and that Goodyear would no longer use ATD. We made the painful decision to exit the position at a loss. Bridgestone subsequently announced that they would not be using ATD for retail distribution and the bonds took another major leg down before ultimately defaulting.
Our overweight to the retailers space contributed to results, bolstered by strong credit selection from holdings such as PetSmart Inc. and Neiman Marcus, Inc., both of which continue to benefit from improving fundamentals. Within the wireless sector, we were well positioned for the Sprint/T-Mobile merger announcement as our overweight to Sprint Corp. outperformed and we were underweight T-Mobile U.S., Inc., which underperformed on the news. We also benefited from our overweight to Altice U.S., Inc., as it reported improved operating trends in their French subsidiary. Finally, both our overweight and credit selection in the media and entertainment sector were additive to results, driven by our position in Netflix, Inc. and Graham Holdings Co. Other contributors to performance included our underweight in oil field services and credit selection in the financial sector.
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	1.0%
HCA, Inc., 5.375%, 02/01/25	0.9%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.9%
DISH DBS Corp., 5.875%, 11/15/24	0.7%
CSC Holdings LLC, 5.250%, 06/01/24	0.6%
Altice France SA/France, 6.250%, 05/15/24	0.6%
HCA Healthcare, Inc., 6.250%, 02/15/21	0.6%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.6%
Ally Financial, Inc., 5.750%, 11/20/25	0.6%
Sprint Corp., 7.250%, 09/15/21	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: After the selloff in the fourth quarter 2018, high yield rebounded with a record first-quarter return of 7.26%, as fears of a recession and volatility receded and a more dovish Federal Reserve Board Policy (“Fed”) underpinned yields in the U.S. Treasury market. Further supporting high yield and broader corporate credit markets was a slew of economic data releases that pointed to a more benign economic slowdown in the U.S. Spreads tightened 135 basis points (1.35%) to an option-adjusted spread of 391, equating to a market yield of 6.43%. While the rally was broad-based, it was not purely a risk-on move as evidenced by the in-line performance of CCC-rated bonds — which are often an indicator of the amount of risk tolerance by investors, relative to higher-quality issues.
We believe that credit fundamentals for the high yield market remain reasonable, although there are pockets of weakness. In our opinion, while a slowdown is almost certain, we believe earnings will remain positive for the full year, as economic growth settles in at or slightly below trend levels. Credit statistics continue to improve modestly, with intentional leveraging and other, typical late-cycle behavior still limited. Key risks remain in the macro environment, specifically a meaningful slowdown of growth in China or Europe. Dovish Fed policy supports risk assets in the near term, but we believe an upside surprise in growth or inflation could spark volatility.
Given the strong rally, we believe valuations are back to fair levels, but further spread tightening will likely have to be driven by CCCs. As we continue to move later in the cycle, we have looked to use the rally to pare down risk by reducing some CCC exposure in favor of BBs and Bs, while focusing on less cyclical issuers with stronger balance sheets and deleveraging plans. We favor more domestically-oriented sectors such as media and entertainment, which we believe should benefit from the upcoming political cycle. We are currently avoiding risker leveraged buyouts that have come to market, as well as companies with outsized exposure to China and European industrials, until we begin to see signs of stabilization.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	2.43%	3.23%	9.88%	—	—	—
Class C(2)	3.25%	2.98%	9.34%	—	—	—
Class I	5.39%	4.13%	10.60%	—	—	—
Class P	6.05%	4.82%	—	5.60%		—
Class P3	—	—	—	—	—	5.36%
Class R	4.76%	3.54%	—	—	3.85%	—
Class R6(3)	5.52%	3.99%	10.28%	—	—	—
Class W(3)	5.29%	4.03%	10.52%	—	—	—
Excluding Sales Charge:
Class A	5.03%	3.76%	10.16%	—	—	—
Class C	4.24%	2.98%	9.34%	—	—	—
Class I	5.39%	4.13%	10.60%	—	—	—
Class P	6.05%	4.82%	—	5.60%	—
Class P3	—	—	—	—	—	5.36%
Class R	4.76%	3.54%	—	—	3.85%	—
Class R6(3)	5.52%	3.99%	10.28%	—	—	—
Class W(3)	5.29%	4.03%	10.52%	—	—	—
Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite	5.93%	4.69%	11.21%	5.35%	4.97%	5.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on July 29, 2011 and Class R6 incepted on August 3, 2016. The Class W and Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	30.6%
U.S. Government Agency Obligations	21.3%
Collateralized Mortgage Obligations	17.1%
U.S. Treasury Obligations	15.7%
Asset-Backed Securities	10.8%
Commercial Mortgage-Backed Securities	5.6%
Sovereign Bonds	1.7%
Convertible Bonds/Notes**	0.0%
Purchased Options**	0.0%
Liabilities in Excess of Other Assets*	(2.8)%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.005%.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.28% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 4.48% for the same period.
Portfolio Specifics: Net of fees and expenses, the Fund underperformed the Index. Positive sector allocation and security selection was offset by defensive duration positioning over the last 12 months. Security selection in investment grade corporates, commercial mortgage-backed securities (“CMBS”), agency mortgages and asset-backed securities (“ABS”) all contributed to returns. Within investment grade corporates, selection was aided by our strategy to favor short/intermediate term corporate bonds over longer maturities. Our selection of higher-yielding non-agency CMBS opportunities and allocations to agency collateralized mortgage obligations (“CMOs”) within our agency mortgage-backed securities (“MBS”) allocation also contributed.
Sector allocation was also positive amidst significant volatility in spread markets, particularly in high grade and high yield corporate bonds. Sector allocation in securitized sectors helped add to performance. Allocations to securitized credit, including non-agency residential mortgage-backed securities (“RMBS”) and CMBS contributed to performance as these sectors were more insulated from corporate bond volatility and the sector’s attachment to the U.S. consumer helped to anchor performance. In addition, our investments in the broad ABS sector modestly added to performance over the last 12 months. Results from allocation in corporate credit were mixed, as contributions from our allocation to high yield corporates were offset by the detraction from our overweight to investment grade corporate bonds. Corporate bond spreads have zig-zagged over the last 12 months as market reaction has been exaggerated in both sell-offs and rallies. Defensive positioning in duration and yield curve decisions that had us tactically underweight versus the benchmark was a headwind to performance as U.S. Treasuries rallied during those periods.
In addition, against a backdrop of heightened volatility and additional rates increases from the Fed created a headwind for emerging markets. Allocations to emerging markets modestly detracted from performance.
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

United States Treasury Note, 2.625%, 02/15/29	5.4%
United States Treasury Note, 2.125%, 03/31/24	3.7%
United States Treasury Bond, 3.375%, 11/15/48	3.4%
United States Treasury Note, 2.375%, 03/15/22	1.6%
Fannie Mae, 5.000%, 05/01/37	1.6%
Fannie Mae, 4.000%, 04/01/48	1.5%
Fannie Mae, 3.000%, 05/01/43	1.4%
Freddie Mac, 3.500%, 03/01/48	1.0%
Ginnie Mae, 4.000%, 04/01/44	0.8%
United States Treasury Bond, 3.500%, 02/15/39	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund primarily used futures and swaps for cash management purposes. As a result, derivatives had a positive impact on performance during the reporting period.
Current Strategy & Outlook: After December’s market volatility, current valuations seem to reflect good news, which means we are once again focused on avoiding downside velocity. Concerns about a slowing global economy and risk for recession have dominated headlines amplified by the relative “flatness” between the U.S. three-month and ten-year yields. While the yield curve is one indicator, we believe consensus views on the economy are too pessimistic: global business surveys, credit conditions as well as corporate and consumer balance sheets continue to point to a more benign economic slowdown. Meanwhile, inflation is one area where we see potential for unexpected volatility. While most market participants have declared inflation dead, the market for Treasury inflation-protected securities implies that risk is not off the table. The Federal Reserve Board will likely allow inflation to modestly overshoot its long-held 2% central tendency target, leading to an uptick of inflation expectations and subsequently higher break-even rates. We believe any significant upside surprise of inflation will amplify market volatility.
We continue to favor the U.S. consumer over U.S. corporations. We believe that consumer debt is picking up modestly but still trends broadly sideways relative to GDP, particularly compared to the continued growth of corporate debt. Against this backdrop, we remain overweight securitized credit. Of note, while our view of credit risk transfer securities remains positive, the market continues to evolve and we anticipate divergence in performance at the security level. We see less risk in more seasoned deals, whereas newer deals require rigorous underwriting, which we always undertake, since many are beginning to include riskier characteristics such as higher debt-to-income ratios and longer cash flows.
In corporate credit, investors remained focused on the growth of debt rated BBB. While the market tends to focus primarily on leverage, we also take account of market fundamentals and characteristics unique to this credit cycle. Much of the increase in leverage has resulted from merger and acquisition transactions by larger companies that have several ways to ensure they remain investment grade. We view risk in BBB bonds as idiosyncratic and feel that going forward the greatest longer-term value will arise among issuers with solid businesses that may be slightly more leveraged, versus those that may currently have healthy balance sheets but poor business fundamentals. In high yield, after a sharp rally to start the year, we do not see much more potential from spreads, particularly among credits rated BB and B.
In emerging markets (“EM”), we believe there will be a pick-up of growth momentum in the second half of 2019, which mayboost fundamentals and bond performance. Consumer and business sentiment are mixed but expected to bottom out in the near term. The magnitude of China’s economic stimulus will determine the path of commodity prices and the outlook for EM corporate debt fundamentals.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	1.72%	2.56%	5.51%	—
Class C(2)	2.51%	2.31%	4.99%	—
Class I	4.63%	3.42%	6.12%	—
Class O	4.28%	3.06%	5.76%	—
Class P3	—	—	—	5.40%
Class R	3.92%	2.79%	5.51%	—
Class R6(3)	4.65%	3.43%	6.13%	—
Class W	4.55%	3.33%	6.15%	—
Excluding Sales Charge:
Class A	4.28%	3.07%	5.77%	—
Class C	3.51%	2.31%	4.99%	—
Class I	4.63%	3.42%	6.12%	—
Class O	4.28%	3.06%	5.76%	—
Class P3	—	—	—	5.40%
Class R	3.92%	2.79%	5.51%	—
Class R6(3)	4.65%	3.43%	6.13%	—
Class W	4.55%	3.33%	6.15%	—
Bloomberg Barclays U.S. Aggregate Bond	4.48%	2.74%	3.77%	4.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	59.4%
Asset-Backed Securities	15.9%
Commercial Mortgage-Backed Securities	9.7%
Collateralized Mortgage Obligations	6.7%
U.S. Treasury Obligations	5.2%
Sovereign Bonds	2.1%
U.S. Government Agency Obligations	0.8%
Supranational Bonds	0.1%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class A shares provided a total return of 2.85% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 3.03%, for the same period.
Portfolio Specifics: For the year ended March 31, 2019, the Fund outperformed the Index before deducting fees and operating expenses, but lagged the Index net of those costs. Security selection detracted slightly from performance while sector allocation contributed the most to performance. Duration and yield curve management provided neutral results. Security selection in Treasuries and investment grade corporates detracted slightly. Investment grade corporate bonds, high yield corporate bonds asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) allocations added to performance. In addition, the Fund’s allocation to higher credit quality collateralized loan obligations (“CLOs”) contributed.
We maintained our overweight to investment grade bonds versus an underweight to Treasuries, which contributed to performance. Fundamentals for corporate credit remain supportive given the solid backdrop driven by higher nominal economic growth. Despite a rollercoaster year for investment grade credit in 2018, the sector rebounded strongly to end the period. That said, the strong outperformance in the first quarter leaves spreads closer to full valuation and we are neutral on the sector.
An overweight to ABS also added to performance. ABS fundamentals remained strong, fueled by a relatively well-positioned consumer, access to non-mortgage credit and supportive labor market conditions. The CMBS sector outperformed both Treasuries and the broader index over the quarter. Our allocation contributed to performance. We maintain a positive tactical outlook for CMBS, as we believe improving underwriting standards and attractive relative value position the asset class to outperform over the near term.
Our CMBS allocation, with security selection to higher credit quality based on favorable fundamentals, contributed to performance.
Swaps, options and futures where used minimally in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) slightly detracted from performance over the reporting period.
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

Fannie Mae REMICS 2011-96 FN, 2.986%, 10/25/41	2.0%
Fannie Mae REMICS 2010-123 FL, 2.916%, 11/25/40	2.0%
FMS Wertmanagement, 1.750%, 01/24/20	1.9%
United States Treasury Note, 2.500%, 02/28/26	1.8%
United States Treasury Note, 2.250%, 03/31/21	1.6%
United States Treasury Note, 2.375%, 03/15/22	1.4%
Fannie Mae REMICS 2011-51 FM, 3.136%, 06/25/41	0.9%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.383%, 08/15/46	0.9%
JPMorgan Chase Bank NA, 2.604%, 02/01/21	0.7%
DBUBS 2011-LC1A E, 5.699%, 11/10/46	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook:After December’s market volatility, current valuations seem to reflect good news, which means we are once again focused on avoiding downside velocity. Concerns about a slowing global economy and risk for recession have dominated headlines amplified by the relative “flatness” between the U.S. three-month and ten-year yields. While the yield curve is one indicator, we believe consensus views on the economy are too pessimistic: global business surveys, credit conditions as well as corporate and consumer balance sheets continue to point to a more benign economic slowdown.
Meanwhile, inflation is one area where we see potential for unexpected volatility. While most market participants have declared inflation dead, the market for Treasury inflation-protected securities implies that risk is not off the table. The U.S. Federal Reserve Board will likely allow inflation to modestly overshoot its long-held 2% central tendency target, leading to an uptick of inflation expectations and subsequently higher break-even rates. We believe any significant upside surprise of inflation will amplify market volatility.
We continue to favor the U.S. consumer over U.S. corporations. We believe that consumer debt is picking up modestly but still trends broadly sideways relative to GDP, particularly compared to the continued growth of corporate debt. Against this backdrop, we remain overweight securitized credit. Of note, while our view of credit risk transfer securities remains positive, the market continues to evolve and we anticipate divergence in performance at the security level. We see less risk in more seasoned deals, whereas newer deals require rigorous underwriting, which we always undertake, since many are beginning to include riskier characteristics such as higher debt-to-income ratios and longer cash flows.
In corporate credit, investors remained focused on the growth of debt rated BBB. While the market tends to focus primarily on leverage, we also take account of market fundamentals and characteristics unique to this credit cycle. Much of the increase in leverage has resulted from merger and acquisition transactions by larger companies that have several ways to ensure they remain investment grade. We view risk in BBB bonds as idiosyncratic and feel that going forward the greatest longer-term value will arise among issuers with solid businesses that may be slightly more leveraged, versus those that may currently have healthy balance sheets but poor business fundamentals. In high yield, after a sharp rally to start the year, we do not see much more potential from spreads, particularly among credits rated BB and B.
In emerging markets (“EM”), we believe there will be a pick-up of growth momentum in the second half of 2019, which may boost fundamentals and bond performance. Consumer and business sentiment are mixed but believed to bottom out in the near term. In our view, the magnitude of China’s economic stimulus will determine the path of commodity prices and the outlook for EM corporate debt fundamentals.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R6 July 31, 2013	Since Inception of Class R July 31, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	0.26%	0.72%	0.82%	—	—	—
Class C(2)	0.97%	0.44%	0.45%	—	—	—
Class I	3.15%	1.50%	1.50%	—	—	—
Class P3	—	—	—	—	—	3.22%
Class R	2.60%	—	—	—	1.01%	—
Class R6(3)	3.08%	1.53%	—	1.53%	—	—
Class W	3.31%	1.50%	1.49%	—	—	—
Excluding Sales Charge:
Class A	2.85%	1.24%	1.24%	—	—	—
Class C	1.97%	0.44%	0.45%	—	—	—
Class I	3.15%	1.50%	1.50%	—	—	—
Class P3	—	—	—	—	—	3.22%
Class R	2.60%	—	—	—	1.01%	—
Class R6(3)	3.08%	1.53%	—	1.53%	—	—
Class W	3.31%	1.50%	1.49%	—	—	—
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	3.03%	1.22%	1.12%	1.12%	1.26%	2.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2019 (as a percentage of net assets)

Collateralized Mortgage Obligations	22.3%
Commercial Mortgage-Backed Securities	19.1%
Asset-Backed Securities	15.8%
Bank Loans	14.2%
Corporate Bonds/Notes	14.1%
U.S. Government Agency Obligations	5.2%
Sovereign Bonds	3.1%
U.S. Treasury Obligations	2.2%
Purchased Options**	0.0%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.005%.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.99% compared to ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 2.48%, for the same period.
Portfolio Specifics: For the fiscal year ended March 31, 2019, the Fund outperformed the Index.
Allocations to spread sectors had positive returns versus U.S. Treasuries, which boosted portfolio returns as spreads narrowed over the first quarter 2019, after a tumultuous end to 2018. Corporate credit allocations to high yield, bank loans, collateralized loan obligations (“CLOs”), and investment grade credit all added to returns as spreads snapped back as recession fears ebbed and market volatility receded. Securitized credit allocations to non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and credit risk transfer securities (“CRTs”) also contributed.
Security selection was positive, against benchmarks appropriate to these asset classes, particularly high yield corporates. Selection within CMBS benefited from security selection focused on the non-senior part of the capital structure and interest-only securities. Selection among non-agency RMBS and CRTs added slightly to relative results. Investor demand versus lagging loan supply continued to support the sector.
Duration positioning proved additive; however, a tactical duration strategy designed to protect against a sudden spike higher in interest rates offset gains from other duration exposures as U.S. Treasury yields continued to decline going into the end of the period.
Treasury futures, an offsetting hedge used to mitigate interest rate volatility, did not have a meaningful impact performance. CDX, a credit default swap index used to hedge credit volatility, and foreign exchange positioning contributed modestly to results during the reporting period.
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	2.0%
Freddie Mac, 3.500%, 04/01/48	1.7%
Fannie Mae, 4.000%, 04/01/48	1.1%
Hellenic Republic Government Bond, 3.875%, 03/12/29	1.1%
Ginnie Mae, 4.500%, 04/01/44	1.0%
Fannie Mae, 3.000%, 05/01/43	0.9%
L Street Securities 2017-PM1 XIO, 10/25/48	0.6%
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/33	0.6%
Freddie Mac REMICS 4273 PS, 3.616%, 11/15/43	0.6%
WFRBS Commercial Mortgage Trust 2013-C17 D, 5.063%, 12/15/46	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook:After December’s market volatility, current valuations seem to reflect good news, which means we are once again focused on avoiding downside velocity. Concerns about a slowing global economy and risk for recession have dominated headlines amplified by the relative “flatness” between the U.S. three-month and ten-year yields. While the yield curve is one indicator, we believe consensus views on the economy are too pessimistic: global business surveys, credit conditions as well as corporate and consumer balance sheets continue to point to a more benign economic slowdown. Meanwhile, inflation is one area where we see potential for unexpected volatility. While most market participants have declared inflation dead, in our view, the market for Treasury inflation-protected securities implies that risk is not off the table. We believe the U.S. Federal Reserve Board will likely allow inflation to modestly overshoot its long-held 2% central tendency target, leading to an uptick of inflation expectations and subsequently higher break-even rates. We believe any significant upside surprise of inflation will amplify market volatility.
We continue to favor the U.S. consumer over U.S. corporations. Consumer debt is picking up modestly but still trends broadly sideways relative to GDP, particularly compared to the continued growth of corporate debt. Against this backdrop, we remain overweight securitized credit. Of note, while our view of credit risk transfer securities remains positive, the market continues to evolve and we anticipate divergence in performance at the security level. We see less risk in more seasoned deals, whereas newer deals require rigorous underwriting, which we always undertake, since many are beginning to include riskier characteristics such as higher debt-to-income ratios and longer cash flows.
In corporate credit, investors remained focused on the growth of debt rated BBB. While the market tends to focus primarily on leverage, we also take account of market fundamentals and characteristics unique to this credit cycle. Much of the increase in leverage has resulted from merger and acquisition transactions by larger companies that have several ways to ensure they remain investment grade. We view risk in BBB bonds as idiosyncratic and believe that going forward, the greatest longer-term value will arise among issuers with solid businesses that may be slightly more leveraged, versus those that may currently have healthy balance sheets but poor business fundamentals. In high yield, after a sharp rally to start the year, we do not see much more potential from spreads, particularly among credits rated BB and B.
In the senior loan market, we do not see a high risk of a rapid, material compression of earnings and cash flow. We believe lenders are more likely to undergo a gradual slowing of growth in earnings and cash flow rather than a sharp drop. More highly leveraged issuers with ratings of weak single B or lower may be increasingly at risk, but we believe higher-rated issuers are still able to comfortably service debt and reinvest in their business through internally generated cash flow.
In emerging markets (“EM”), we expect a pick-up of growth momentum in the second half of 2019, which we believe should boost fundamentals and bond performance. Consumer and business sentiment are mixed but expected to bottom out in the near term. The magnitude of China’s economic stimulus will determine the path of commodity prices and the outlook for EM corporate debt fundamentals.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Years	Since Inception of Classes A, C, I, R, and W November 2, 2012	Since Inception of Class R6 October 23, 2015	Since Inception of Class P February 1, 2019
Including Sales Charge:
Class A(1)	1.39%	3.27%	3.23%	—	—
Class C(2)	2.32%	3.03%	2.85%	—	—
Class I	4.42%	4.26%	4.04%	—	—
Class P(3)	4.61%	4.29%	—	—	4.07%
Class R	3.73%	3.56%	3.35%	—	—
Class R6(3)	4.36%	4.22%	—	4.01%	—
Class W	4.35%	4.02%	3.77%	—	—
Excluding Sales Charge:
Class A	3.99%	3.79%	3.65%	—	—
Class C	3.32%	3.03%	2.85%	—	—
Class I	4.42%	4.26%	4.04%	—	—
Class P(3)	4.61%	4.29%	—	—	4.07%
Class R	3.73%	3.56%	3.35%	—	—
Class R6(3)	4.36%	4.22%	—	4.01%	—
Class W	4.35%	4.02%	3.77%	—	—
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity	2.48%	0.99%	0.84%	0.84%	0.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 and Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*
Voya GNMA Income Fund
Class A	$1,000.00	$1,037.40	0.95%	$4.83	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,032.40	1.70	8.61	1,000.00	1,016.45	1.70	8.55
Class I	1,000.00	1,037.60	0.65	3.30	1,000.00	1,021.69	0.65	3.28
Class W	1,000.00	1,038.60	0.70	3.56	1,000.00	1,021.44	0.70	3.53
Voya High Yield Bond Fund
Class A	$1,000.00	$1,019.00	1.10%	$5.54	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,015.20	1.85	9.29	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,020.70	0.75	3.78	1,000.00	1,021.19	0.75	3.78
Class P	1,000.00	1,025.30	0.08	0.40	1,000.00	1,024.53	0.08	0.40
Class P3	1,000.00	1,024.30	0.00	0.00	1,000.00	1,024.93	0.00	—
Class R	1,000.00	1,017.70	1.35	6.79	1,000.00	1,018.20	1.35	6.79
Class R6	1,000.00	1,022.20	0.69	3.48	1,000.00	1,021.49	0.69	3.48
Class W	1,000.00	1,020.30	0.85	4.28	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,044.60	0.70%	$3.57	$1,000.00	$1,021.44	0.70%	$3.53
Class C	1,000.00	1,041.80	1.45	7.38	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,047.30	0.36	1.84	1,000.00	1,023.14	0.36	1.82
Class O	1,000.00	1,044.60	0.70	3.57	1,000.00	1,021.44	0.70	3.53
Class P3	1,000.00	1,048.00	0.00	0.00	1,000.00	1,024.93	0.00	—
Class R	1,000.00	1,043.30	0.95	4.84	1,000.00	1,020.19	0.95	4.78
Class R6	1,000.00	1,047.50	0.31	1.58	1,000.00	1,023.39	0.31	1.56
Class W	1,000.00	1,045.90	0.45	2.30	1,000.00	1,022.69	0.45	2.27
Voya Short Term Bond Fund
Class A	$1,000.00	$1,021.10	0.77%	$3.88	$1,000.00	$1,021.09	0.77%	$3.88
Class C	1,000.00	1,016.20	1.52	7.64	1,000.00	1,017.35	1.52	7.64
Class I	1,000.00	1,022.60	0.50	2.52	1,000.00	1,022.44	0.50	2.52
Class P3	1,000.00	1,024.10	0.00	0.00	1,000.00	1,024.93	0.00	—
Class R	1,000.00	1,019.80	1.02	5.14	1,000.00	1,019.85	1.02	5.14
Class R6	1,000.00	1,022.70	0.47	2.37	1,000.00	1,022.59	0.47	2.37
Class W	1,000.00	1,023.40	0.52	2.62	1,000.00	1,022.34	0.52	2.62
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,022.60	0.94%	$4.74	$1,000.00	$1,020.24	0.94%	$4.73
Class C	1,000.00	1,018.80	1.69	8.51	1,000.00	1,016.50	1.69	8.50
Class I	1,000.00	1,024.50	0.61	3.08	1,000.00	1,021.89	0.61	3.07
Class P(1)	1,000.00	1,013.30	0.08	0.13	1,000.00	1,007.82	0.08	0.13
Class R	1,000.00	1,021.30	1.19	6.00	1,000.00	1,019.00	1.19	5.99
Class R6	1,000.00	1,023.80	0.58	2.93	1,000.00	1,022.04	0.58	2.92
Class W	1,000.00	1,024.80	0.69	3.48	1,000.00	1,021.49	0.69	3.48

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 1, 2019. Expenses paid for the actual Fund’s return reflect the 59-day period ended March 31, 2019.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Voya Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (the Funds), each a series of Voya Funds Trust, including the portfolios of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 23, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,187,695,542	$371,679,633	$7,007,548,959
Short-term investments at fair value**	2,208,854	26,995,473	704,491,200
Cash	—	726,007	1,799,553
Cash collateral for futures	2,536,001	—	5,526,914
Cash pledged for centrally cleared swaps (Note 2)	—	—	54,127,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	16,495,000
Foreign currencies at value***	—	—	244,340
Receivables:
Investment securities sold	41,133,898	8,565,061	159,702,581
Investment securities sold on a delayed-delivery or when-issued basis	134,113,667	—	343,724,990
Fund shares sold	3,506,115	1,470,649	54,566,373
Dividends	—	6,891	27,238
Interest	3,029,898	6,404,450	39,812,794
Foreign tax reclaims	—	—	109,827
Unrealized appreciation on forward foreign currency contracts	—	—	352,824
Unrealized appreciation on forward premium swaptions	—	—	84,093
Prepaid expenses	38,377	62,008	131,742
Reimbursement due from manager	25,399	10,684	4,159
Other assets	42,418	17,047	120,729
Total assets	1,374,330,169	415,937,903	8,388,870,316
LIABILITIES:
Income distribution payable	242,698	96,339	1,660,952
Payable for investment securities purchased	11,021,247	2,257,500	355,517,763
Payable for investment securities purchased on a delayed-delivery or when-issued basis	421,846,900	—	801,387,304
Payable for fund shares redeemed	1,164,928	12,408,823	7,720,702
Payable upon receipt of securities loaned	—	13,492,851	380,556,183
Unrealized depreciation on forward foreign currency contracts	—	—	242,487
Unrealized depreciation on forward premium swaptions	—	—	891,548
Variation margin payable on centrally cleared swaps	—	—	3,550,757
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	2,442,000	—	3,874,500
Payable for investment management fees	445,034	135,371	1,516,405
Payable for distribution and shareholder service fees	136,538	26,688	186,507
Payable to custodian due to bank overdraft	284,227	—	—
Payable to trustees under the deferred compensation plan (Note 6)	42,418	17,047	120,729
Payable for trustee fees	4,621	2,356	29,646
Other accrued expenses and liabilities	178,436	196,710	977,765
Written options, at fair value^	—	—	12,959,595
Total liabilities	437,809,047	28,633,685	1,571,192,843
NET ASSETS	$936,521,122	$387,304,218	$6,817,677,473
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$961,216,528	$402,483,758	$6,834,864,210
Total distributable loss	(24,695,406)	(15,179,540)	(17,186,737)
NET ASSETS	$936,521,122	$387,304,218	$6,817,677,473
+ Including securities loaned at value	$—	$13,142,938	$372,477,128
* Cost of investments in securities	$1,183,828,358	$370,498,400	$6,912,070,085
** Cost of short-term investments	$2,208,877	$26,998,041	$704,560,396
*** Cost of foreign currencies	$—	$—	$432,324
^ Premiums received on written options	$—	$—	$2,732,625
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$394,762,556	$60,390,130	$431,209,932
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	47,243,140	7,680,731	43,026,788
Net asset value and redemption price per share†	$8.36	$7.86	$10.02
Maximum offering price per share (2.50%)(1)	$8.57	$8.06	$10.28
Class C
Net assets	$62,769,221	$15,945,033	$28,657,224
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,550,397	2,028,514	2,863,882
Net asset value and redemption price per share†	$8.31	$7.86	$10.01
Class I
Net assets	$387,606,646	$81,121,107	$4,142,382,201
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	46,308,519	10,335,647	413,551,733
Net asset value and redemption price per share	$8.37	$7.85	$10.02
Class O
Net assets	n/a	n/a	$2,709,448
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	270,353
Net asset value and redemption price per share	n/a	n/a	$10.02
Class P
Net assets	n/a	$120,464,449	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	15,312,609	n/a
Net asset value and redemption price per share	n/a	$7.87	n/a
Class P3
Net assets	n/a	$3,141	$16,285,642
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	399	1,625,351
Net asset value and redemption price per share	n/a	$7.86	$10.02
Class R
Net assets	n/a	$1,185,495	$170,236,361
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	150,674	16,964,278
Net asset value and redemption price per share	n/a	$7.87	$10.03
Class R6
Net assets	n/a	$10,002,472	$1,851,627,028
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	1,271,578	184,815,577
Net asset value and redemption price per share	n/a	$7.87	$10.02
Class W
Net assets	$91,382,699	$98,192,391	$174,569,637
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,905,293	12,471,980	17,431,408
Net asset value and redemption price per share	$8.38	$7.87	$10.01

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$114,976,281	$1,356,849,717
Short-term investments at fair value**	5,665,620	116,076,591
Cash	5,400	4,327,064
Cash collateral for futures	50,902	2,483,840
Cash pledged for centrally cleared swaps (Note 2)	—	16,801,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	7,160,000
Foreign currencies at value***	—	295,021
Receivables:
Investment securities sold	4,840,270	102,271,309
Investment securities sold on a delayed-delivery or when-issued basis	—	13,070,063
Fund shares sold	606,600	11,855,962
Dividends	4,412	394,386
Interest	668,680	8,426,471
Unrealized appreciation on forward foreign currency contracts	—	1,795,645
Unrealized appreciation on forward premium swaptions	753	83,673
Prepaid expenses	51,529	180,634
Reimbursement due from manager	17,047	6,076
Other assets	3,553	7,537
Total assets	126,891,047	1,642,084,989
LIABILITIES:
Income distribution payable	753	120,187
Payable for investment securities purchased	9,867,598	151,190,775
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	47,706,031
Payable for fund shares redeemed	1,145,747	10,983,493
Payable for foreign cash collateral for futures****	—	201,439
Payable upon receipt of securities loaned	721,257	8,462,093
Unrealized depreciation on forward foreign currency contracts	—	1,345,688
Unrealized depreciation on forward premium swaptions	8,560	177,469
Variation margin payable on centrally cleared swaps	—	1,322,150
Cash received as collateral for OTC derivatives (Note 2)	—	600,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	636,000
Payable for investment management fees	43,992	585,573
Payable for distribution and shareholder service fees	3,915	54,100
Payable to trustees under the deferred compensation plan (Note 6)	3,553	7,537
Payable for trustee fees	546	3,953
Unfunded loan commitments (Note 11)	—	156,517
Other accrued expenses and liabilities	32,289	124,076
Written options, at fair value^	—	5,266,044
Total liabilities	11,828,210	228,943,125
NET ASSETS	$115,062,837	$1,413,141,864
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$118,106,307	$1,407,993,206
Total distributable earnings (loss)	(3,043,470)	5,148,658
NET ASSETS	$115,062,837	$1,413,141,864
+ Including securities loaned at value	$705,303	$8,260,474
* Cost of investments in securities	$114,923,521	$1,336,884,876
** Cost of short-term investments	$5,666,257	$116,076,591
*** Cost of foreign currencies	$—	$346,312
**** Cost of payable for foreign cash collateral for futures	$—	$201,439
^ Premiums received on written options	$—	$1,110,384
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$14,246,868	$128,224,316
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,458,614	12,628,517
Net asset value and redemption price per share†	$9.77	$10.15
Maximum offering price per share (2.50%)(1)	$10.02	$10.41
Class C
Net assets	$1,038,208	$25,999,212
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	106,358	2,599,672
Net asset value and redemption price per share†	$9.76	$10.00
Class I
Net assets	$9,283,096	$1,151,236,443
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	951,374	112,851,933
Net asset value and redemption price per share	$9.76	$10.20
Class P
Net assets	n/a	$3,038
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	299
Net asset value and redemption price per share	n/a	$10.18
Class P3
Net assets	$3,341,383	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	342,276	n/a
Net asset value and redemption price per share	$9.76	n/a
Class R
Net assets	$3,141	$12,424,579
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	321	1,233,693
Net asset value and redemption price per share	$9.77	$10.07
Class R6
Net assets	$86,627,577	$47,003,616
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	8,876,920	4,619,546
Net asset value and redemption price per share	$9.76	$10.17
Class W
Net assets	$522,564	$48,250,660
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	53,372	4,765,304
Net asset value and redemption price per share	$9.79	$10.13

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2019

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$104,462	$1,037,338
Interest, net of foreign taxes withheld*	29,545,438	30,477,573	221,702,690
Securities lending income, net	—	341,728	670,781
Total investment income	29,545,438	30,923,763	223,410,809
EXPENSES:
Investment management fees	5,267,639	2,861,274	16,004,567
Distribution and shareholder service fees:
Class A	998,797	130,053	1,066,908
Class C	666,952	130,426	292,383
Class O	—	—	43,446
Class R	—	5,581	877,492
Transfer agent fees:
Class A	315,779	84,060	602,065
Class C	52,643	21,075	41,230
Class I	243,602	81,567	1,848,572
Class O	—	—	24,187
Class P	—	4,109	—
Class P3	—	21	178
Class R	—	1,804	247,435
Class R6	—	895	24,548
Class W	92,334	157,771	376,376
Shareholder reporting expense	264,560	49,640	311,912
Registration fees	90,764	146,658	477,664
Professional fees	48,225	39,300	256,596
Custody and accounting expense	126,670	94,665	795,635
Trustee fees	36,969	18,847	237,173
Miscellaneous expense	39,851	42,509	228,314
Interest expense	384	3,828	1,785
Total expenses	8,245,169	3,874,083	23,758,466
Waived and reimbursed fees	(260,611)	(806,489)	(37,877)
Net expenses	7,984,558	3,067,594	23,720,589
Net investment income	21,560,880	27,856,169	199,690,220
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,361,080	(6,872,765)	(43,628,121)
Forward foreign currency contracts	—	—	13,583,976
Foreign currency related transactions	—	—	(216,419)
Futures	(4,017,208)	—	(7,694,275)
Swaps	—	—	4,794,609
Net realized gain (loss)	2,343,872	(6,872,765)	(33,160,230)
Net change in unrealized appreciation (depreciation) on:
Investments	12,451,190	2,684,003	119,481,632
Forward foreign currency contracts	—	—	1,138,261
Foreign currency related transactions	—	—	(202,468)
Futures	(2,043,110)	—	4,380,536
Swaps	—	—	2,417,409
Written options	—	—	(10,226,970)
Net change in unrealized appreciation (depreciation)	10,408,080	2,684,003	116,988,400
Net realized and unrealized gain (loss)	12,751,952	(4,188,762)	83,828,170
Increase in net assets resulting from operations	$34,312,832	$23,667,407	$283,518,390
* Foreign taxes withheld	$—	$—	$5,908
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2019

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$56,167	$2,695,841
Interest, net of foreign taxes withheld*	3,067,038	33,362,034
Securities lending income, net	1,875	52,301
Total investment income	3,125,080	36,110,176
EXPENSES:
Investment management fees	489,122	3,952,845
Distribution and shareholder service fees:
Class A	18,040	189,918
Class C	7,375	163,696
Class R	15	42,025
Transfer agent fees:
Class A	3,615	81,103
Class C	369	17,681
Class I	14,380	180,700
Class P3	43	—
Class R	—	9,149
Class R6	473	209
Class W	172	54,603
Shareholder reporting expense	1,825	40,885
Registration fees	125,731	241,099
Professional fees	14,965	43,035
Custody and accounting expense	32,793	238,315
Trustee fees	4,365	31,623
Miscellaneous expense	15,189	35,106
Interest expense	160	5,517
Total expenses	728,632	5,327,509
Waived and reimbursed fees	(192,586)	(6,077)
Net expenses	536,046	5,321,432
Net investment income	2,589,034	30,788,744
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(303,083)	(2,238,290)
Forward foreign currency contracts	—	4,739,203
Foreign currency related transactions	(2,831)	(22,889)
Futures	(122,019)	(7,042,696)
Swaps	(189)	457,893
Written options	—	440,750
Net realized loss	(428,122)	(3,666,029)
Net change in unrealized appreciation (depreciation) on:
Investments	1,163,642	17,551,484
Forward foreign currency contracts	—	364,034
Foreign currency related transactions	(832)	(24,597)
Futures	52,977	(1,456,776)
Swaps	—	95,837
Written options	—	(4,155,660)
Net change in unrealized appreciation (depreciation)	1,215,787	12,374,322
Net realized and unrealized gain	787,665	8,708,293
Increase in net assets resulting from operations	$3,376,699	$39,497,037
* Foreign taxes withheld	$—	$150
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$21,560,880	$19,980,483	$27,856,169	$35,222,981
Net realized gain (loss)	2,343,872	(2,626,433)	(6,872,765)	3,196,262
Net change in unrealized appreciation (depreciation)	10,408,080	(13,928,745)	2,684,003	(18,952,563)
Increase in net assets resulting from operations	34,312,832	3,425,305	23,667,407	19,466,680
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(9,827,938)	(10,106,929)	(2,748,509)	(3,138,988)
Class B(2)	—	(69)	—	(252)
Class C	(1,140,077)	(1,279,024)	(591,813)	(546,897)
Class I	(9,374,950)	(10,251,574)	(7,603,228)	(10,302,780)
Class P	—	—	(8,144,797)	(8,852,751)
Class P3	—	—	(7,000)	—
Class R	—	—	(56,295)	(25,086)
Class R6	—	—	(2,325,159)	(6,747,527)
Class W	(3,177,709)	(3,647,852)	(5,401,996)	(5,299,115)
Return of capital:
Class A	—	(1,082,283)	—	—
Class B(2)	—	(14)	—	—
Class C	—	(216,229)	—	—
Class I	—	(979,827)	—	—
Class W	—	(340,237)	—	—
Total distributions	(23,520,674)	(27,904,038)	(26,878,797)	(34,913,396)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	299,698,040	267,776,947	129,449,281	149,836,532
Reinvestment of distributions	20,435,153	23,476,744	25,774,203	33,876,783
	320,133,193	291,253,691	155,223,484	183,713,315
Cost of shares redeemed	(413,007,982)	(475,496,142)	(327,310,168)	(245,941,199)
Net decrease in net assets resulting from capital share transactions	(92,874,789)	(184,242,451)	(172,086,684)	(62,227,884)
Net decrease in net assets	(82,082,631)	(208,721,184)	(175,298,074)	(77,674,600)
NET ASSETS:
Beginning of year or period	1,018,603,753	1,227,324,937	562,602,292	640,276,892
End of year or period	$936,521,122	$1,018,603,753	$387,304,218	$562,602,292

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$199,690,220	$134,885,423	$2,589,034	$1,924,930
Net realized loss	(33,160,230)	(13,547,707)	(428,122)	(138,863)
Net change in unrealized appreciation (depreciation)	116,988,400	(52,799,903)	1,215,787	(1,211,760)
Increase in net assets resulting from operations	283,518,390	68,537,813	3,376,699	574,307
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(12,785,646)	(12,733,739)	(178,112)	(79,479)
Class B(2)	—	(343)	—	—
Class C	(657,047)	(606,983)	(12,147)	(7,726)
Class I	(112,219,555)	(65,615,541)	(252,369)	(146,758)
Class O	(508,150)	(911,822)	—	—
Class P3	(317,801)	—	(66,908)	—
Class R	(4,815,812)	(4,330,396)	(63)	(41)
Class R6	(55,243,059)	(38,088,023)	(2,325,122)	(1,746,823)
Class W	(8,458,842)	(22,233,186)	(8,782)	(1,855)
Total distributions	(195,005,912)	(144,520,033)	(2,843,503)	(1,982,682)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,279,968,665	2,710,166,493	60,247,012	57,436,254
Reinvestment of distributions	176,965,795	131,586,384	2,819,886	1,966,902
	3,456,934,460	2,841,752,877	63,066,898	59,403,156
Cost of shares redeemed	(2,206,938,732)	(1,016,350,016)	(54,637,735)	(45,055,464)
Net increase in net assets resulting from capital share transactions	1,249,995,728	1,825,402,861	8,429,163	14,347,692
Net increase in net assets	1,338,508,206	1,749,420,641	8,962,359	12,939,317
NET ASSETS:
Beginning of year or period	5,479,169,267	3,729,748,626	106,100,478	93,161,161
End of year or period	$6,817,677,473	$5,479,169,267	$115,062,837	$106,100,478

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$30,788,744	$9,168,230
Net realized gain (loss)	(3,666,029)	1,572,171
Net change in unrealized appreciation (depreciation)	12,374,322	(1,685,863)
Increase in net assets resulting from operations	39,497,037	9,054,538
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(3,146,921)	(862,932)
Class C	(551,876)	(139,932)
Class I	(26,121,006)	(3,325,705)
Class P	(25)	—
Class R	(327,613)	(149,738)
Class R6	(3,187,145)	(4,524,469)
Class W	(2,041,599)	(475,976)
Total distributions	(35,376,185)	(9,478,752)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,467,080,904	279,387,457
Reinvestment of distributions	32,263,680	4,708,772
	1,499,344,584	284,096,229
Cost of shares redeemed	(468,204,434)	(65,924,273)
Net increase in net assets resulting from capital share transactions	1,031,140,150	218,171,956
Net increase in net assets	1,035,261,002	217,747,742
NET ASSETS:
Beginning of year or period	377,880,862	160,133,120
End of year or period	$1,413,141,864	$377,880,862

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
Class C
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
Class I
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
Class W
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
Voya High Yield Bond Fund
Class A
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
Class C
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class I
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
Class P
03-31-19	7.90	0.51	(0.05)	0.46	0.49	—	—	0.49	—	7.87	6.05	0.69	0.08	0.08	6.51	120,464	33
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
Class P3
06-01-18(4) - 03-31-19	7.85	0.41•	0.00*	0.41	0.40	—	—	0.40	—	7.86	5.36	0.69	0.00*	0.00*	6.25	3	33
Class R
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
Class R6
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
Voya Intermediate Bond Fund
Class A
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class C
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
Class I
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
Class O
03-31-19	9.90	0.30•	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.01	2,709	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	30,752	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
Class P3
06-01-18(4) - 03-31-19	9.80	0.31•	0.21	0.52	0.30	—	—	0.30	—	10.02	5.40	0.31	0.00*	0.00*	3.80	16,286	329††
Class R
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
Class R6
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
Class W
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
Class C
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
Class I
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
Class P3
06-01-18(4) - 03-31-19	9.71	0.23•	0.08	0.31	0.26	—	—	0.26	—	9.76	3.22	0.63	0.00*	0.00*	2.90	3,341	137
Class R
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
Class W
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund
Class A
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
Class C
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
Class I
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
Class P
02-01-19(4) - 03-31-19	10.13	0.05•	0.08	0.13	0.08	—	—	0.08	—	10.18	1.33	0.58	0.08	0.08	3.22	3	155
Class R
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
Class R6
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 35% for the year ended March 31, 2019 and 32%, 50%, 33% and 31% for the fiscal years ended March 31, 2018, 2017, 2016, 2015, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2019, the maximum amount of loss that Intermediate Bond, Short Term Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $568,107, $753 and $1,932,626, respectively, which represents the gross payments to be received by the Funds on OTC purchased options, open forward foreign currency contracts and forward premium swaptions were they to be unwound as of March 31, 2019. To reduce the amount of potential loss to Strategic Income Opportunities, the Fund received $600,000 in cash collateral from certain counterparties at March 31, 2019. Intermediate Bond and Short Term Bond did not receive any cash collateral at March 31, 2019.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had a liability position of  $14,093,630, $8,560 and $6,789,201, respectively, on open forward foreign currency contracts, forward premium swaptions and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2019, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2019, Intermediate Bond and Strategic Income Opportunities had pledged $16,495,000 and $7,160,000, respectively, in cash collateral to certain counterparties for open OTC derivatives. Short Term Bond did not pledge any cash collateral at March 31, 2019.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2019.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Buy	Sell
Intermediate Bond	$71,688,144	$153,043,806
Strategic Income Opportunities	227,957,435	248,824,580
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2019, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2019, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2019.
	Purchased	Sold
GNMA Income	$2,951,950	$272,003,396
Intermediate Bond	612,698,966	706,528,296
Short Term Bond	27,155,494	9,745,201
Strategic Income Opportunities	144,124,237	158,811,485
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2019, GNMA Income, Intermediate Bond and Strategic Income Opportunities had received $2,442,000, $3,874,500 and $636,000, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased forward premium swaptions and interest rate swaptions to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at March 31, 2019.
During the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income. Please refer to the tables within the Portfolio of Investments for open written interest rate swaptions at March 31, 2019.
Please refer to Note 9 for the volume of purchased and written options activity during the year ended March 31, 2019.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2019, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swaps to sell protection at March 31, 2019. Strategic Income Opportunities did not have any open credit default swaps to buy or sell protection as of March 31, 2019.
During the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Purchased	Sold
Intermediate Bond	$178,847,898	$217,058,000
Strategic Income Opportunities	19,998,587	62,184,500
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2019, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $628,005,400 and $176,568,924, respectively.
For the year ended March 31, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $309,953,800, $140,000 and $34,643,000 respectively.
Please refer to the table within the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at March 31, 2019. There were no open centrally cleared interest rate swaps for Short-Term Bond at March 31, 2019.
At March 31, 2019, Intermediate Bond and Strategic Income Opportunities had pledged $54,127,000 and $16,801,000, respectively, as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2019, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$14,703,740	$9,424,355
High Yield Bond	148,772,240	320,392,969
Intermediate Bond	2,565,671,131	2,099,898,687
Short Term Bond	50,538,417	47,766,708
Strategic Income Opportunities	1,067,681,854	180,124,167
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$4,826,980,360	$4,989,890,332
Intermediate Bond	19,276,782,323	18,553,747,713
Short Term Bond	102,444,466	94,442,632
Strategic Income Opportunities	1,085,286,858	944,920,860
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond and Strategic Income Opportunities, which became effective on February 1, 2019 for Strategic Income Opportunities. These waivers are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $500 million and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.50% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class P3, Class R6 and Class W) has a distribution and/or distribution and service plan and Class O shares have a shareholder service plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and/or Class C shares, as applicable (together with Plans referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$8,152	$—
High Yield Bond	5,003	—
Intermediate Bond	8,335	—
Short Term Bond	202	—
Strategic Income Opportunities	26,563	—
Contingent Deferred Sales Charges:
GNMA Income	$—	$1,771
High Yield Bond	—	490
Intermediate Bond	4,216	3,779
Short Term Bond	—	1
Strategic Income Opportunities	844	5,200
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Short Term Bond	11.81%
Voya Institutional Trust Company	GNMA Income	23.10
Voya Intermediate Bond Portfolio	High Yield Bond	26.59
Voya Retirement Insurance and Annuity Company	Intermediate Bond	11.65
Voya Solution 2025 Portfolio	Short Term Bond	22.15
Voya Solution Income Portfolio	Short Term Bond	29.59
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended March 31, 2019, High Yield Bond engaged in such sale transactions totaling $57,870,309 and Strategic Income Opportunities engaged in such purchase transactions totaling $46,127,645.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	0.65%	N/A	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	0.85%	N/A	0.15%	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	0.75%	N/A	0.00%	1.00%	0.50%	0.50%
Short Term Bond	0.80%	1.55%	0.50%	N/A	N/A	0.00%	1.05%	0.47%	0.55%
Strategic Income Opportunities	1.15%	1.90%	0.72%	N/A	0.15%	N/A	1.40%	0.60%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waivers for
High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2019 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2020	2021	2022	Total
GNMA Income	$—	$—	$114,673	$114,673
High Yield Bond	—	—	11,464	11,464
Intermediate Bond	—	—	26,399	26,399
Short Term Bond	107,375	112,174	180,697	400,246
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2019, are as follows:
	March 31,
	2020	2021	2022	Total
GNMA Income
Class I	$—	$207,535	$145,938	$353,473
Short Term Bond
Class I	9,680	7,319	11,389	28,388
The Expense Limitation Agreement is contractual through August 1, 2019 (except for Strategic Income Opportunities Class P, which is through August 1, 2020) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 8 — LINE OF CREDIT (continued)

0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Rate For Days Utilized
GNMA Income	3	$526,667	2.70%
High Yield Bond	8	5,730,250	2.70
Intermediate Bond	9	2,681,333	2.69
Short Term Bond	1	1,924,000	2.69
Strategic Income Opportunities	15	2,331,333	2.70
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2019 were as follows:
	Notional Amount	Cost
Balance at 03/31/2018	—	$—
Options Purchased	1,724,600,000	21,427,068
Options Terminated in Closing Sell Transactions	(718,800,000)	(19,320,744)
Balance at 03/31/2019	1,005,800,000	$2,106,324

Transactions in purchased forward premium swaptions for Intermediate Bond during the year ended March 31, 2019 were as follows:
	Notional Amount	Cost
Balance at 03/31/2018	359,400,000	$—
Options Purchased	795,941,000	—
Options Terminated in Closing Sell Transactions	(359,400,000)	—
Balance at 03/31/2019	795,941,000	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2019 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2018	—	$—
Options Written	1,005,800,000	2,732,625
Balance at 03/31/2019	1,005,800,000	$2,732,625

Transactions in purchased interest rate swaptions for Short Term Bond during the year ended March 31, 2019 were as follows:
	Notional Amount	Cost
Balance at 03/31/2018	—	$—
Options Purchased	7,260,000	195,144
Options Terminated in Closing Sell Transactions	(7,260,000)	(195,144)
Balance at 03/31/2019	—	$—

Transactions in purchased forward premium swaptions for Short Term Bond during the year ended March 31, 2019 were as follows:
	Notional Amount (USD)	Cost
Balance at 03/31/2018	3,630,000	$—
Options Purchased	6,993,000	—
Options Terminated in Closing Sell Transactions	(3,630,000)
Balance at 03/31/2019	6,993,000	$—

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the year ended March 31, 2019 were as follows:
	Notional Amount	Cost
Balance at 03/31/2018	—	$—
Options Purchased	733,660,000	3,671,633
Options Terminated in Closing Sell Transactions	(324,960,000)	(2,815,743)
Balance at 03/31/2019	408,700,000	$855,890

Transactions in purchased forward premium swaptions for Strategic Income Opportunities during the year ended March 31, 2019 were as follows:
	Notional Amount	Cost
Balance at 03/31/2018	42,330,000	$—
Options Purchased	310,639,000	—
Options Terminated in Closing Sell Transactions	(42,330,000)	—
Balance at 03/31/2019	310,639,000	$—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written interest rate swaptions for Strategic Income Opportunities during the year ended March 31, 2019 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2018	—	$—
Options Written	649,000,000	1,711,134
Options Terminated in Closing Purchase Transactions	(240,300,000)	(600,750)
Balance at 03/31/2019	408,700,000	$1,110,384

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
GNMA Income
Class A
3/31/2019	7,735,666	—	1,096,143	(14,337,451)	—	(5,505,642)	63,545,335	—	9,010,912	(117,661,246)	—	(45,104,999)
3/31/2018	6,356,653	—	1,208,417	(15,664,051)	6,652	(8,092,329)	53,431,842	—	10,145,556	(131,703,094)	56,410	(68,069,286)
Class B(1)
3/31/2019	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	—	—	9	(1,673)	(6,699)	(8,363)	—	—	75	(14,099)	(56,410)	(70,434)
Class C
3/31/2019	824,466	—	120,688	(2,720,384)	—	(1,775,230)	6,764,856	—	986,923	(22,216,846)	—	(14,465,067)
3/31/2018	680,797	—	152,528	(4,746,017)	—	(3,912,692)	5,700,560	—	1,274,472	(39,702,082)	—	(32,727,050)
Class I
3/31/2019	22,696,308	—	909,825	(19,705,146)	—	3,900,987	186,475,611	—	7,493,420	(161,780,210)	—	32,188,821
3/31/2018	15,827,110	—	1,036,800	(29,043,715)	—	(12,179,805)	133,379,218	—	8,720,165	(243,824,308)	—	(101,724,925)
Class W
3/31/2019	5,217,008	—	357,374	(13,606,518)	—	(8,032,136)	42,912,238	—	2,943,898	(111,349,680)	—	(65,493,544)
3/31/2018	8,935,143	—	396,548	(7,167,888)	—	2,163,803	75,265,327	—	3,336,476	(60,252,559)	—	18,349,244
High Yield Bond
Class A
3/31/2019	2,263,969	—	306,868	(1,603,020)	—	967,817	17,482,991	—	2,389,976	(12,480,973)	—	7,391,994
3/31/2018	1,627,392	—	331,567	(2,766,461)	7,901	(799,601)	13,251,665	—	2,692,947	(22,468,997)	64,630	(6,459,755)
Class B(1)
3/31/2019	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	1	—	28	(16)	(7,909)	(7,896)	6	—	229	(120)	(64,630)	(64,515)
Class C
3/31/2019	1,006,541	—	60,586	(370,750)	—	696,377	7,879,685	—	469,777	(2,864,421)	—	5,485,041
3/31/2018	83,432	—	48,053	(416,675)	—	(285,190)	679,284	—	390,076	(3,375,627)	—	(2,306,267)
Class I
3/31/2019	5,168,890	—	934,446	(14,709,211)	—	(8,605,875)	40,387,598	—	7,268,448	(114,043,540)	—	(66,387,494)
3/31/2018	9,661,096	—	1,227,961	(17,244,820)	—	(6,355,763)	78,507,065	—	9,955,899	(139,783,237)	—	(51,320,273)
Class P
3/31/2019	3,130,598	—	1,041,632	(5,667,443)	—	(1,495,213)	24,209,497	—	8,111,823	(44,203,296)	—	(11,881,976)
3/31/2018	428,977	—	1,090,329	(3,164,569)	—	(1,645,263)	3,426,141	—	8,852,751	(25,755,580)	—	(13,476,688)
Class P3
6/1/2018(2) - 3/31/2019	148,707	—	626	(148,934)	—	399	1,168,681	—	4,906	(1,169,417)	—	4,170
Class R
3/31/2019	49,306	—	7,220	(6,007)	—	50,519	388,518	—	56,247	(46,782)	—	397,983
3/31/2018	88,277	—	3,101	(24,156)	—	67,222	720,514	—	25,085	(196,317)	—	549,282
Class R6
3/31/2019	2,066,814	—	268,645	(15,930,702)	—	(13,595,243)	16,264,665	—	2,105,742	(125,115,579)	—	(106,745,172)
3/31/2018	3,482,917	—	831,873	(4,336,291)	—	(21,501)	28,261,313	—	6,747,527	(34,981,473)	—	27,367
Class W
3/31/2019	2,777,224	—	688,469	(3,514,401)	—	(48,708)	21,667,646	—	5,367,284	(27,386,160)	—	(351,230)
3/31/2018	3,073,931	—	641,425	(2,386,147)	—	1,329,209	24,990,544	—	5,212,269	(19,379,848)	—	10,822,965

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Intermediate Bond
Class A
3/31/2019	13,578,312	—	978,213	(16,453,328)	—	(1,896,803)	132,667,248	—	9,590,616	(161,014,270)	—	(18,756,406)
3/31/2018	12,711,112	—	974,146	(12,428,060)	18,768	1,275,966	128,362,559	—	9,824,053	(125,286,342)	189,179	13,089,449
Class B(1)
3/31/2019	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	10	—	13	(39)	(18,803)	(18,819)	103	—	130	(376)	(189,179)	(189,322)
Class C
3/31/2019	968,636	—	50,845	(1,282,819)	—	(263,338)	9,479,971	—	497,473	(12,526,022)	—	(2,548,578)
3/31/2018	1,266,959	—	49,800	(1,017,895)	—	298,864	12,774,961	—	501,264	(10,251,019)	—	3,025,206
Class I
3/31/2019	244,423,316	—	10,253,180	(94,826,592)	—	159,849,904	2,389,561,300	—	100,461,880	(924,841,424)	—	1,565,181,756
3/31/2018	147,821,527	—	5,759,839	(57,669,164)	—	95,912,202	1,489,564,503	—	57,996,073	(578,109,706)	—	969,450,870
Class O
3/31/2019	83,469	—	8,035	(2,926,665)	—	(2,835,161)	819,111	—	78,777	(28,342,558)	—	(27,444,670)
3/31/2018	207,693	—	8,239	(347,555)	—	(131,623)	2,094,830	—	83,090	(3,504,097)	—	(1,326,177)
Class P3
6/1/2018(2) - 3/31/2019	2,276,168	—	32,378	(683,195)	—	1,625,351	22,324,061	—	317,800	(6,690,353)	—	15,951,508
Class R
3/31/2019	2,461,071	—	469,450	(4,816,056)	—	(1,885,535)	24,152,217	—	4,607,177	(47,237,348)	—	(18,477,954)
3/31/2018	5,142,453	—	408,830	(3,290,356)	—	2,260,927	51,369,066	—	4,128,777	(33,268,297)	—	22,229,546
Class R6
3/31/2019	60,855,232	—	5,465,280	(34,587,228)	—	31,733,284	597,376,305	—	53,547,787	(337,832,058)	—	313,092,034
3/31/2018	80,549,299	—	3,742,951	(14,436,454)	—	69,855,796	811,268,324	—	37,673,277	(145,007,077)	—	703,934,524
Class W
3/31/2019	10,595,457	—	802,768	(70,834,512)	—	(59,436,287)	103,588,452	—	7,864,285	(688,454,699)	—	(577,001,962)
3/31/2018	21,322,678	—	2,123,536	(12,036,441)	—	11,409,773	214,732,147	—	21,379,720	(120,923,102)	—	115,188,765
Short Term Bond
Class A
3/31/2019	2,030,833	—	18,358	(859,952)	—	1,189,239	19,682,733	—	178,029	(8,335,252)	—	11,525,510
3/31/2018	1,095,541	—	7,868	(1,331,356)	—	(227,947)	10,775,143	—	77,216	(13,054,149)	—	(2,201,790)
Class C
3/31/2019	81,133	—	1,223	(50,953)	—	31,403	783,345	—	11,853	(495,052)	—	300,146
3/31/2018	20,206	—	590	(55,443)	—	(34,647)	198,078	—	5,794	(543,370)	—	(339,498)
Class I
3/31/2019	539,107	—	25,042	(598,797)	—	(34,648)	5,229,570	—	242,582	(5,807,807)	—	(335,655)
3/31/2018	512,815	—	13,834	(853,890)	—	(327,241)	5,027,482	—	135,668	(8,405,931)	—	(3,242,781)
Class P3
6/1/2018(2) - 3/31/2019	501,406	—	6,902	(166,032)	—	342,276	4,863,867	—	66,908	(1,611,735)	—	3,319,040
Class R
3/31/2019	—	—	7	—	—	7	—	—	63	—	—	63
3/31/2018	—	—	4	(1)	—	3	—	—	41	(15)	—	26
Class R6
3/31/2019	2,961,631	—	238,612	(3,905,672)	—	(705,429)	28,712,200	—	2,311,673	(37,842,340)	—	(6,818,467)
3/31/2018	4,194,397	—	177,946	(2,295,273)	—	2,077,070	41,252,595	—	1,746,369	(22,553,781)	—	20,445,183
Class W
3/31/2019	100,566	—	903	(56,255)	—	45,214	975,297	—	8,778	(545,549)	—	438,526
3/31/2018	18,577	—	185	(50,525)	—	(31,763)	182,956	—	1,814	(498,218)	—	(313,448)
Strategic Income Opportunities
Class A
3/31/2019	15,498,082	—	306,369	(6,220,083)	—	9,584,368	156,920,387	—	3,097,438	(62,727,853)	—	97,289,972
3/31/2018	4,614,817	—	77,021	(2,759,854)	—	1,931,984	47,081,861	—	785,657	(28,141,378)	—	19,726,140
Class C
3/31/2019	2,179,226	—	53,923	(448,113)	—	1,785,036	21,701,940	—	536,759	(4,443,411)	—	17,795,288
3/31/2018	743,843	—	12,847	(132,066)	—	624,624	7,469,371	—	129,023	(1,327,785)	—	6,270,609

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Strategic Income Opportunities (continued)
Class I
3/31/2019	108,847,527	—	2,517,849	(17,602,887)	—	93,762,489	1,105,256,775	—	25,563,862	(178,482,653)	—	952,337,984
3/31/2018	18,938,264	—	320,839	(2,856,463)	—	16,402,640	194,161,412	—	3,288,870	(29,262,886)	—	168,187,396
Class P
2/1/2019(2) - 3/31/2019	296	—	3	—	—	299	3,000	—	25	—	—	3,025
Class R
3/31/2019	804,836	—	32,679	(116,704)	—	720,811	8,071,920	—	327,613	(1,167,318)	—	7,232,215
3/31/2018	201,393	—	14,798	(97,224)	—	118,967	2,036,003	—	149,732	(983,716)	—	1,202,019
Class R6
3/31/2019	4,694,239	—	87,497	(11,169,402)	—	(6,387,666)	47,523,600	—	884,913	(113,497,012)	—	(65,088,499)
3/31/2018	31,348	—	588	(1,551)	—	30,385	320,204	—	6,023	(15,855)	—	310,372
Class W
3/31/2019	12,643,921	—	183,528	(10,685,218)	—	2,142,231	127,603,282	—	1,853,070	(107,886,187)	—	21,570,165
3/31/2018	2,784,683	—	34,381	(608,418)	—	2,210,646	28,318,606	—	349,467	(6,192,653)	—	22,475,420

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2019, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment	Unrealized Appreciation/ (Depreciation) at 3/31/19*
DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan	$29,939	$(674)
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	67,951	(668)
Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan	34,002	(1,785)
Phoenix Guarantor Inc Delayed Draw Term Loan	24,625	42
	$156,517	$(3,085)

*
The unrealized appreciation/(depreciation) on these commitments as of March 31, 2019 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2019:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$183,191	$(183,191)	$—
BNP Paribas Securities Corp.	467,144	(467,144)	—
Barclays Capital Inc.	4,469,126	(4,469,126)	—
Citadel Clearing LLC	792,388	(792,388)	—
Citigroup Global Markets Inc.	282,865	(282,865)	—
Credit Suisse Securities (USA) LLC	325,672	(325,672)	—
Deutsche Bank Securities Inc.	1,106,905	(1,106,905)	—
Goldman, Sachs & Co. LLC	29,376	(29,376)	—
J.P. Morgan Securities LLC	4,222,328	(4,222,328)	—
Janney Montgomery Scott LLC	949,006	(949,006)	—
Wells Fargo Securities LLC	314,937	(314,937)	—
	$13,142,938	$(13,142,938)	$—

(1)
Collateral with a fair value of  $13,492,851 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$11,440,637	$(11,440,637)	$—
J.P. Morgan Securities LLC	243,563	(243,563)	—
Morgan Stanley & Co. LLC	4,405,276	(4,405,276)	—
RBC Capital Markets, LLC	4,430,520	(4,430,520)	—
Societe Generale	250,847,826	(250,847,826)	—
UBS Securities LLC.	438,933	(438,933)	—
Wells Fargo Securities LLC	100,670,373	(100,670,373)	—
	$372,477,128	$(372,477,128)	$—

(1)
Collateral with a fair value of  $380,556,183 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$269,775	$(269,775)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	334,955	(334,955)	—
National Bank Financial Inc	100,573	(100,573)	—
	$705,303	$(705,303)	$—

(1)
Collateral with a fair value of  $721,257 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$24,216	$(24,216)	$—
Barclays Capital Inc.	1,884,294	(1,884,294)	—
Citadel Clearing LLC	30,903	(30,903)	—
Citigroup Global Markets Limited	1,424,825	(1,424,825)	—
Citigroup Global Markets Inc.	1,025,342	(1,025,342)	—
Credit Suisse Securities (USA) LLC	146,520	(146,520)	—
Deutsche Bank Securities Inc.	137,462	(137,462)	—
Goldman Sachs & Co. LLC	241,623	(241,623)	—
J.P. Morgan Securities LLC	461,845	(461,845)	—
Jefferies LLC	89,702	(89,702)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	668,714	(668,714)	—
Morgan Stanley & Co. LLC	139,273	(139,273)	—
Nomura Securities International, Inc.	1,483,458	(1,483,458)	—
RBC Capital Markets, LLC	67,498	(67,498)	—
Scotia Capital (USA) INC	223,899	(223,899)	—
UBS AG	210,900	(210,900)	—
Total	$8,260,474	$(8,260,474)	$—

(1)
Collateral with a fair value of  $8,462,093 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2019:
	Paid-in Capital	Distributable Earnings
GNMA Income	$321,096	$(321,096)
Strategic Income Opportunities	450,271	(450,271)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2019	Year Ended March 31, 2018
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$23,520,674	$25,285,448	$2,618,590
High Yield Bond	26,878,797	34,913,396	—
Intermediate Bond	195,005,912	144,520,033	—
Short Term Bond	2,843,503	1,982,682	—
Strategic Income Opportunities	35,376,185	9,478,752	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2019 were:
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
GNMA Income	$1,884,453	$—	$1,569,361	$(19,908,143)	Short-term	None
				(7,965,143)	Long-term	None
				$(27,873,286)
High Yield Bond	1,410,545	—	1,161,488	(2,075,527)	Short-term	None
				(15,566,882)	Long-term	None
				$(17,642,409)
Intermediate Bond	16,934,296	(1,873,324)	71,980,650	(69,714,524)	Short-term	None
				(32,762,997)	Long-term	None
				$(102,477,521)
Short Term Bond	89,222	(2,831)	44,254	(1,133,801)	Short-term	None
				(2,036,898)	Long-term	None
				$(3,170,699)
Strategic Income Opportunities	—	(465)	15,152,169	(3,693,689)	Short-term	None
				(6,183,936)	Long-term	None
				$(9,877,625)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended March 31, 2018 were as follows:
	GNMA Income	High Yield Bond	Intermediate Bond	Short Term Bond	Strategic Income Opportunities
Distributions from net investment income:
Class A	$(10,106,929)	$(3,138,988)	$(12,733,739)	$(79,479)	$(862,932)
Class B(1)	(69)	(252)	(343)	—	—
Class C	(1,279,024)	(546,897)	(606,983)	(7,726)	(139,932)
Class I	(10,251,574)	(10,302,780)	(65,615,541)	(146,758)	(3,325,705)
Class P	—	(8,852,751)	(911,822)	—	—
Class R	—	(25,086)	(4,330,396)	(41)	(149,738)
Class R6	—	(6,747,527)	(38,088,023)	(1,746,823)	(4,524,469)
Class W	(3,647,852)	(5,299,115)	(22,233,186)	(1,855)	(475,976)
	$(25,285,448)	$(34,913,396)	$(144,520,033)	$(1,982,682)	$(9,478,752)
Undistributed (distributions in excess of)net investment income or accumulated net investment loss at end of year	$(1,837,122)	$320,898	$(4,280,587)	$239,106	$155,497

(1)
Class B converted to Class A on May 2, 2017.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of March 31, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2019, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0179	May 1, 2019	Daily
Class C	$0.0127	May 1, 2019	Daily
Class I	$0.0200	May 1, 2019	Daily
Class W	$0.0197	May 1, 2019	Daily
High Yield Bond
Class A	$0.0341	May 1, 2019	Daily
Class C	$0.0293	May 1, 2019	Daily
Class I	$0.0363	May 1, 2019	Daily
Class P	$0.0407	May 1, 2019	Daily
Class P3	$0.0413	May 1, 2019	Daily
Class R	$0.0325	May 1, 2019	Daily
Class R6	$0.0368	May 1, 2019	Daily
Class W	$0.0358	May 1, 2019	Daily
	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class A	$0.0262	May 1, 2019	Daily
Class C	$0.0200	May 1, 2019	Daily
Class I	$0.0288	May 1, 2019	Daily
Class O	$0.0262	May 1, 2019	Daily
Class P3	$0.0317	May 1, 2019	Daily
Class R	$0.0242	May 1, 2019	Daily
Class R6	$0.0292	May 1, 2019	Daily
Class W	$0.0283	May 1, 2019	Daily
Short Term Bond
Class A	$0.0160	May 1, 2019	Daily
Class C	$0.0100	May 1, 2019	Daily
Class I	$0.0184	May 1, 2019	Daily
Class P3	$0.0225	May 1, 2019	Daily
Class R	$0.0140	May 1, 2019	Daily
Class R6	$0.0186	May 1, 2019	Daily
Class W	$0.0180	May 1, 2019	Daily
Strategic Income Opportunities
Class A	$0.0375	May 1, 2019	Daily
Class C	$0.0308	May 1, 2019	Daily
Class I	$0.0406	May 1, 2019	Daily
Class P	$0.0452	May 1, 2019	Daily
Class R	$0.0351	May 1, 2019	Daily
Class R6	$0.0410	May 1, 2019	Daily
Class W	$0.0395	May 1, 2019	Daily
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Fund changes: On May 23, 2019, the Board approved changes to the management fee and expense limits for Short Term Bond, all effective July 31, 2019. The management fee will be 0.25% on all assets, and the Investment Adviser, through August 1, 2020, has agreed to further lower the expense limits to 0.65%, 1.40%, 0.35%, 0.90%, 0.30% and 0.40% for Class A, Class C, Class I, Class R, Class R6 and Class W shares, respectively.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.2%
1,557,922		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$1,947,102	0.2
2,510,084		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,977,326	0.3
8,627,878		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	9,909,656	1.1
2,523,126		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,953,088	0.3
1,166,810		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,277,651	0.1
8,329,175	(1)	Fannie Mae 2010-150 PS, 4.115%, (-1.000*US0001M + 6.600%), 12/25/2039	566,441	0.1
8,289,739	(1)	Fannie Mae 2010-95 SB, 4.115%, (-1.000*US0001M + 6.600%), 09/25/2040	1,030,779	0.1
4,707,266		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,271,962	0.6
10,831,916	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,287,297	0.1
34,938,230	(1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	2,826,681	0.3
1,594,554		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,794,796	0.2
3,364,694		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,696,320	0.4
150,362		Fannie Mae REMIC Trust 2004-61 SH, 14.051%, (-3.998*US0001M + 23.988%), 11/25/2032	208,230	0.0
3,165,627		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,536,620	0.4
1,120,070	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.265%, (-1.000*US0001M + 6.750%), 03/25/2035	119,195	0.0
955,169		Fannie Mae REMIC Trust 2005-59 NQ, 10.661%, (-2.500*US0001M + 16.875%), 05/25/2035	1,179,133	0.1
929,026		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,003,436	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
272,594		Fannie Mae REMIC Trust 2006-115 ES, 16.618%, (-4.000*US0001M + 26.560%), 12/25/2036	$379,738	0.0
1,993,328	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.215%, (-1.000*US0001M + 6.700%), 05/25/2036	250,763	0.0
4,833,975	(1)	Fannie Mae REMIC Trust 2006-79 SH, 3.965%, (-1.000*US0001M + 6.450%), 08/25/2036	898,157	0.1
394,930	(2)	Fannie Mae REMIC Trust 2009-12 LK, 9.248%, 03/25/2039	426,992	0.0
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,203,364	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,232,063	0.7
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,695,412	0.6
1,993,366		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,195,440	0.2
9,806,510	(1)	Fannie Mae REMIC Trust 2012-128 VS, 3.765%, (-1.000*US0001M + 6.250%), 06/25/2042	1,113,693	0.1
7,690,216	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	596,595	0.1
4,050,815	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	597,300	0.1
3,496,947	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.215%, (-1.000*US0001M + 6.700%), 06/25/2032	477,719	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,510,934	0.4
1,328,330	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	148,296	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,857,890	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	$428,852	0.1
846,650		Fannie Mae REMICS 2004-89 ES, 8.629%, (-1.850*US0001M + 13.227%), 08/25/2034	882,737	0.1
6,083	(3)(4)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	5,305	0.0
2,500,000		Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,566,445	0.3
6,556,908		Fannie Mae Series 2016-51 S, 3.435%, (-1.000*US0001M + 5.920%), 10/25/2043	6,603,119	0.7
2,750,462		Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,002,952	0.3
3,523,824		Freddie Mac REMIC Trust 2005-S001 2A2, 2.660%, (US0001M + 0.150%), 09/25/2045	3,479,619	0.4
609,850		Freddie Mac REMIC Trust 2653 SC, 5.555%, (-0.500*US0001M + 6.800%), 07/15/2033	658,222	0.1
1,531,752		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,765,552	0.2
208,207		Freddie Mac REMIC Trust 3012 ST, 13.019%, (-3.600*US0001M + 21.960%), 04/15/2035	277,988	0.0
415,037		Freddie Mac REMIC Trust 3065 DC, 12.409%, (-3.000*US0001M + 19.860%), 03/15/2035	550,640	0.1
858,366		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	949,813	0.1
5,360,534	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	120,448	0.0
483,495	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	86,609	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
129,554	(1)	Freddie Mac REMIC Trust 3753 PS, 3.616%, (-1.000*US0001M + 6.100%), 06/15/2040	$3,254	0.0
586,169		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	613,310	0.1
3,538,810		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,710,788	0.4
1,487,268	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	152,882	0.0
2,260,779		Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	2,915,103	0.3
1,191,791		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,421,475	0.1
198,473	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.515%, (-1.000*US0001M + 8.000%), 10/25/2023	19,434	0.0
1,550,914		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,700,778	0.2
5,057,250		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,045,558	0.7
703,280		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	902,898	0.1
536,333		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	715,719	0.1
3,071,595		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,716,813	0.4
879,263		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	961,959	0.1
2,660,320		Ginnie Mae 2009-H01 FA, 3.638%, (US0001M + 1.150%), 11/20/2059	2,684,024	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,268,797	0.2
3,809,219		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,170,830	0.5
6,030,671	(3)(4)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	5,063,824	0.5
4,648,612	(1)	Ginnie Mae 2014-107 XS, 3.118%, (-1.000*US0001M + 5.600%), 07/16/2044	624,409	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,294,191	(1)	Ginnie Mae 2014-96 SQ, 3.118%, (-1.000*US0001M + 5.600%), 07/16/2044	$298,737	0.0
3,559,846		Ginnie Mae 2015-H13 FG, 2.909%, (US0001M + 0.400%), 04/20/2065	3,553,011	0.4
25,911,527	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,572,005	0.4
3,132,160	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	270,167	0.0
22,950,037		Ginnie Mae 2016-H20 FB, 3.059%, (US0001M + 0.550%), 09/20/2066	22,998,723	2.5
1,704,263	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	326,392	0.0
1,240,873	(1)	Ginnie Mae Series 2002-76 SG, 5.118%, (-1.000*US0001M + 7.600%), 10/16/2029	208,655	0.0
4,339,726		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,625,173	0.5
159,438		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	177,381	0.0
1,465,488		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,590,034	0.2
967,665		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,073,143	0.1
464,522		Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	405,833	0.0
3,250,000		Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,565,399	0.4
3,940,924		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,262,836	0.5
51,935		Ginnie Mae Series 2004-87 SB, 4.810%, (-1.154*US0001M + 7.673%), 03/17/2033	52,216	0.0
1,491,039	(1)	Ginnie Mae Series 2004-98 SA, 4.212%, (-1.000*US0001M + 6.700%), 11/20/2034	278,970	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,366,571		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	$1,479,485	0.2
404,490	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	69,319	0.0
1,071,716	(1)	Ginnie Mae Series 2005-7 AH, 4.288%, (-1.000*US0001M + 6.770%), 02/16/2035	161,146	0.0
1,192,243	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	241,768	0.0
688,163		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	754,421	0.1
395,088		Ginnie Mae Series 2005-91 UP, 9.337%, (-2.000*US0001M + 14.300%), 09/16/2031	455,815	0.1
7,727,013		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,010,131	1.0
1,946,430		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,206,830	0.2
11,052,397	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	111,727	0.0
3,461,829		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,805,079	0.4
2,329,720	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	621,360	0.1
70,543		Ginnie Mae Series 2007-37 S, 16.200%, (-3.667*US0001M + 25.300%), 04/16/2037	77,037	0.0
2,387,960		Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	2,049,834	0.2
141,766		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	153,014	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
433,424		Ginnie Mae Series 2007-48 SY, 12.805%, (-3.000*US0001M + 20.250%), 08/16/2037	$569,421	0.1
46,564		Ginnie Mae Series 2007-5 MT, 2.708%, (US0001M + 1.900%), 02/20/2034	46,556	0.0
2,557,069	(1)	Ginnie Mae Series 2007-53 SC, 4.012%, (-1.000*US0001M + 6.500%), 09/20/2037	449,954	0.1
78,501		Ginnie Mae Series 2007-53 SW, 12.742%, (-3.000*US0001M + 20.205%), 09/20/2037	102,218	0.0
1,431,891		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,541,495	0.2
2,762,206		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,246,376	0.4
764,786	(1)	Ginnie Mae Series 2008-3 SA, 4.062%, (-1.000*US0001M + 6.550%), 01/20/2038	132,474	0.0
1,518,462	(1)	Ginnie Mae Series 2008-40 PS, 4.018%, (-1.000*US0001M + 6.500%), 05/16/2038	241,214	0.0
3,390,119	(1)	Ginnie Mae Series 2008-82 SA, 3.512%, (-1.000*US0001M + 6.000%), 09/20/2038	504,172	0.1
7,306,094	(1)	Ginnie Mae Series 2009-110 SA, 3.868%, (-1.000*US0001M + 6.350%), 04/16/2039	710,404	0.1
760,383		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	840,773	0.1
1,969,906		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,158,977	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,178,073	0.1
3,657,705		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,958,022	0.4
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,359,940		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	$3,588,324	0.4
2,911,177		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,269,857	0.4
347,449	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	14,078	0.0
1,780,507		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,336,050	0.3
5,300,655		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	7,508,724	0.8
3,112,791		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,033,723	0.4
2,455,692	(1)	Ginnie Mae Series 2009-66 QS, 3.612%, (-1.000*US0001M + 6.100%), 07/20/2039	270,412	0.0
1,204,964	(1)	Ginnie Mae Series 2009-77 SA, 3.668%, (-1.000*US0001M + 6.150%), 09/16/2039	181,294	0.0
3,368,452		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,859,780	0.4
944,589		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,238,095	0.1
580,157		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	636,636	0.1
1,359,798		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,608,607	0.2
2,989,080	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	382,061	0.0
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	11,348,894	1.2
2,329,827	(1)	Ginnie Mae Series 2010-116 NS, 4.168%, (-1.000*US0001M + 6.650%), 09/16/2040	346,332	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
243,915	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	$26,946	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,638,396	0.2
3,483,005		Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	3,632,741	0.4
1,782,827	(1)	Ginnie Mae Series 2010-158 SA, 3.562%, (-1.000*US0001M + 6.050%), 12/20/2040	275,714	0.0
439,053	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	9,180	0.0
24,637,727	(1)	Ginnie Mae Series 2010-166 GS, 3.512%, (-1.000*US0001M + 6.000%), 12/20/2040	3,050,200	0.3
2,451,614	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	247,089	0.0
3,076,785		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	3,228,010	0.3
4,770,858		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,902,122	0.5
706,377	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	76,989	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,364,046	0.3
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	468,058	0.1
5,624,947		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,521,789	0.7
2,108,086		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,265,345	0.2
267,329	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	3,560	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
810,409	(1)	Ginnie Mae Series 2010-9 SB, 4.012%, (-1.000*US0001M + 6.500%), 09/20/2038	$22,769	0.0
5,848,113		Ginnie Mae Series 2010-H01 FA, 3.299%, (US0001M + 0.820%), 01/20/2060	5,886,779	0.6
7,491,447		Ginnie Mae Series 2010-H10 FB, 3.479%, (US0001M + 1.000%), 05/20/2060	7,592,982	0.8
8,035,388		Ginnie Mae Series 2010-H10 FC, 3.479%, (US0001M + 1.000%), 05/20/2060	8,126,561	0.9
507,128	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	72,251	0.0
169,678		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	185,856	0.0
383,290	(2)	Ginnie Mae Series 2011-169 BG, 5.401%, 04/16/2039	409,794	0.0
6,900,833		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	7,265,818	0.8
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,953,168	0.2
7,204,622	(1)	Ginnie Mae Series 2011-73 LS, 4.202%, (-1.000*US0001M + 6.690%), 08/20/2039	563,478	0.1
5,502,259		Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,658,514	0.6
1,256,521		Ginnie Mae Series 2011-H07 FA, 3.009%, (US0001M + 0.500%), 02/20/2061	1,257,017	0.1
2,989,395	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	234,335	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,089,739	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	$288,407	0.0
799,777	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	94,290	0.0
9,642,074	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	863,654	0.1
680,804	(1)	Ginnie Mae Series 2012-34 MS, 4.218%, (-1.000*US0001M + 6.700%), 04/16/2041	93,403	0.0
199,421		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	201,696	0.0
5,530,477	(1)	Ginnie Mae Series 2012-48 SA, 4.168%, (-1.000*US0001M + 6.650%), 04/16/2042	1,047,748	0.1
7,831,288	(1)	Ginnie Mae Series 2012-60 SG, 3.618%, (-1.000*US0001M + 6.100%), 05/16/2042	1,319,441	0.1
2,020,605	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	262,268	0.0
2,223,736		Ginnie Mae Series 2012-H11 VA, 3.159%, (US0001M + 0.650%), 05/20/2062	2,236,552	0.2
26,779,777		Ginnie Mae Series 2012-H12 FB, 3.559%, (US0001M + 1.050%), 02/20/2062	27,109,217	2.9
2,137,417		Ginnie Mae Series 2012-H20 BA, 3.069%, (US0001M + 0.560%), 09/20/2062	2,140,853	0.2
7,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	7,523,947	0.8
1,329,002		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,285,740	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	569,615	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,574,437	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	$240,120	0.0
7,827,587	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,155,836	0.1
3,975,364	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	252,467	0.0
3,187,056		Ginnie Mae Series 2013-H08 BF, 2.909%, (US0001M + 0.400%), 03/20/2063	3,178,479	0.3
4,421,742		Ginnie Mae Series 2013-H10 FT, 3.040%, (H15T1Y + 0.450%), 04/20/2063	4,440,824	0.5
3,642,553		Ginnie Mae Series 2013-H14 FC, 2.979%, (US0001M + 0.470%), 06/20/2063	3,641,761	0.4
1,213,848		Ginnie Mae Series 2013-H18 BA, 3.109%, (US0001M + 0.600%), 07/20/2063	1,217,119	0.1
3,668,003		Ginnie Mae Series 2013-H19 DF, 3.159%, (US0001M + 0.650%), 05/20/2063	3,676,852	0.4
3,358,886		Ginnie Mae Series 2013-H20 FB, 3.509%, (US0001M + 1.000%), 08/20/2063	3,393,734	0.4
4,146,380		Ginnie Mae Series 2013-H23 FA, 3.809%, (US0001M + 1.300%), 09/20/2063	4,219,751	0.5
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,003,065	0.3
9,174,483		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	9,767,999	1.0
2,452,312	(1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	469,871	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,895,327	(1)	Ginnie Mae Series 2014-30 ES, 2.512%, (-1.000*US0001M + 5.000%), 03/20/2040	$443,970	0.1
11,090,456	(2)	Ginnie Mae Series 2015-10 Q, 2.295%, 10/20/2044	9,413,221	1.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	12,794,239	1.4
3,522,862	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	553,352	0.1
9,791,729		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,845,756	1.1
15,770,447	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	2,642,004	0.3
7,231,438	(2)	Ginnie Mae Series 2016-5 AB, 4.674%, 01/20/2046	7,750,159	0.8
10,579,552		Ginnie Mae Series 2016-H08 FT, 3.229%, (US0001M + 0.720%), 02/20/2066	10,636,318	1.1
45,999,944		Ginnie Mae Series 2017-H23 FC, 2.959%, (US0001M + 0.450%), 11/20/2067	45,962,826	4.9
4,274,671		Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	4,338,975	0.5
1,627,921		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,677,555	0.2
		Total Collateralized Mortgage Obligations (Cost $505,828,608)	507,833,563	54.2
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
555,936	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.691%, 07/26/2033	576,646	0.1
114,015	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	118,850	0.0
76,334	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	76,779	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
112,752	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	$114,712	0.0
		Total Asset-Backed Securities (Cost $902,878)	886,987	0.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.4%
546,672	(2)	Ginnie Mae 2004-23 Z, 5.543%, 03/16/2044	571,100	0.0
6,697,982	(1)(2)	Ginnie Mae 2006-67 IO, 0.576%, 11/16/2046	24,066	0.0
637,291	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	658,959	0.1
1,159,511		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,198,709	0.1
240,390	(1)(2)	Ginnie Mae 2008-45 IO, 0.850%, 02/16/2048	451	0.0
586,651	(2)	Ginnie Mae 2009-115 D, 4.662%, 01/16/2050	602,046	0.1
2,969,853	(1)(2)	Ginnie Mae 2010-122 IO, 0.295%, 02/16/2044	42,258	0.0
77,840	(1)(2)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	1,821	0.0
29,318,992	(1)(2)	Ginnie Mae 2011-47 IO, 0.024%, 01/16/2051	217,278	0.0
567,975	(2)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	582,231	0.1
		Total Commercial Mortgage-Backed Securities (Cost $4,022,365)	3,898,919	0.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.1%
		Federal Home Loan Mortgage Corporation: 3.3%(5)
5,404,203		3.500%, 12/01/2047	5,502,196	0.6
7,637,462		3.500%, 03/01/2048	7,804,550	0.8
8,796,849		3.500%, 11/01/2048	8,989,309	1.0
8,148,945		3.500%-9.500%, 07/01/2020-07/01/2047	8,535,111	0.9
			30,831,166	3.3
		Federal National Mortgage Association: 9.9%(5)
32,554,000	(6)	3.000%, 05/01/2043	32,384,872	3.5
13,060,000	(6)	3.500%, 04/01/2044	13,242,126	1.4
13,177,461		4.000%, 05/01/2042	13,772,847	1.5
16,419,000	(6)	5.000%, 05/01/2037	17,340,965	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
15,255,327		4.000%-7.500%, 07/01/2027-05/01/2048	$16,094,611	1.7
			92,835,421	9.9
		Government National Mortgage Association: 58.9%
21,347,854		3.000%, 07/20/2047	21,477,023	2.3
19,179,196		3.000%, 01/20/2048	19,282,871	2.1
9,036,079		3.500%, 04/20/2046	9,250,938	1.0
7,635,186		3.500%, 08/20/2046	7,809,402	0.8
9,401,861		3.500%, 09/20/2046	9,625,613	1.0
5,544,859		3.500%, 09/20/2046	5,666,946	0.6
5,822,605		3.500%, 10/20/2046	5,951,392	0.6
6,397,311		3.500%, 10/20/2046	6,537,966	0.7
11,323,028		3.500%, 03/20/2047	11,563,952	1.2
7,625,218		3.500%, 02/20/2048	7,760,458	0.8
84,859,000	(6)	3.500%, 04/01/2048	86,735,180	9.3
5,605,072		3.750%, 05/20/2042	5,760,569	0.6
12,266,918		4.000%, 08/20/2042	12,779,349	1.4
101,799,000	(6)	4.000%, 04/01/2044	105,151,208	11.2
5,787,949		4.000%, 09/20/2045	6,006,873	0.7
6,844,329		4.000%, 01/20/2046	7,116,821	0.8
5,603,995		4.000%, 03/20/2046	5,806,758	0.6
33,974,000	(6)	4.500%, 04/01/2044	35,285,682	3.8
176,282,307		3.000%-7.500%, 01/15/2024-01/20/2048	181,840,485	19.4
			551,409,486	58.9
		Total U.S. Government Agency Obligations (Cost $673,074,507)	675,076,073	72.1
		Total Long-Term Investments (Cost $1,183,828,358)	1,187,695,542	126.8
SHORT-TERM INVESTMENTS: 0.3%
		U.S. Treasury Bills: 0.3%
2,209,000		United States Treasury Bill, 1.200%, 04/02/2019 (Cost $2,208,877)	2,208,854	0.3
		Total Short-Term Investments (Cost $2,208,877)	2,208,854	0.3

Principal Amount†	Value	Percentage of Net Assets
Total Investments in Securities (Cost $1,186,037,235)	$1,189,904,396	127.1
Liabilities in Excess of Other Assets	(253,383,274)	(27.1)
Net Assets	$936,521,122	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(3)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

(4)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$507,833,563	$—	$507,833,563
U.S. Government Agency Obligations	—	675,076,073	—	675,076,073
Commercial Mortgage-Backed Securities	—	3,898,919	—	3,898,919
Asset-Backed Securities	—	886,987	—	886,987
Short-Term Investments	—	2,208,854	—	2,208,854
Total Investments, at fair value	$—	$1,189,904,396	$—	$1,189,904,396
Other Financial Instruments+
Futures	110,331	—	—	110,331
Total Assets	$110,331	$1,189,904,396	$—	$1,190,014,727
Liabilities Table
Other Financial Instruments+
Futures	$(3,349,519)	$—	$—	$(3,349,519)
Total Liabilities	$(3,349,519)	$—	$—	$(3,349,519)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Ultra Long Bond	17	06/19/19	$2,856,000	$110,331
			$2,856,000	$110,331
Short Contracts
U.S. Treasury 10-Year Note	(1,103)	06/19/19	(137,013,281)	(1,989,598)
U.S. Treasury 2-Year Note	(204)	06/28/19	(43,471,125)	(156,569)
U.S. Treasury 5-Year Note	(48)	06/28/19	(5,559,750)	(52,592)
U.S. Treasury Long Bond	(276)	06/19/19	(41,305,125)	(1,150,760)
			$(227,349,281)	$(3,349,519)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$110,331
Total Asset Derivatives		$110,331
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$3,349,519
Total Liability Derivatives		$3,349,519

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,017,208)
Total	$(4,017,208)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,043,110)
Total	$(2,043,110)

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,185,095,847.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$11,366,751
Gross Unrealized Depreciation	(9,797,390)
Net Unrealized Appreciation	$1,569,361

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.2%
		Basic Materials: 5.4%
1,510,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$1,517,550	0.4
1,825,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,843,250	0.5
920,000	(1)	Constellium NV, 5.750%, 05/15/2024	924,600	0.2
250,000	(1)	Constellium NV, 5.875%, 02/15/2026	246,094	0.1
750,000	(1)(2)	Constellium NV, 6.625%, 03/01/2025	766,875	0.2
1,465,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,384,425	0.4
1,185,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,118,344	0.3
865,000	(1)	Hexion, Inc., 10.375%, 02/01/2022	728,762	0.2
1,520,000	(1)	OCI NV, 6.625%, 04/15/2023	1,583,840	0.4
1,220,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,149,850	0.3
1,680,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,701,000	0.4
1,270,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	1,216,851	0.3
6,690,000		Other Securities	6,615,126	1.7
			20,796,567	5.4
		Communications: 19.7%
2,400,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	2,427,000	0.6
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	202,500	0.1
1,300,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,144,000	0.3
1,645,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	1,649,112	0.4
1,850,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,840,750	0.5
1,345,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,400,481	0.4
1,600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,652,000	0.4
1,125,000	(1)(2)	CBS Radio, Inc., 7.250%, 11/01/2024	1,125,000	0.3
1,610,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,624,087	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
515,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	$510,494	0.1
840,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	869,400	0.2
2,060,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,163,000	0.6
1,105,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,157,609	0.3
2,255,000	(2)	CenturyLink, Inc., 5.625%-5.800%, 04/01/2020-04/01/2025	2,275,711	0.6
1,430,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,519,375	0.4
600,000	(1)	CommScope Finance LLC, 8.250%, 03/01/2027	624,000	0.2
2,130,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,078,774	0.5
2,485,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,528,487	0.6
1,845,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,900,904	0.5
600,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	645,930	0.2
3,215,000		DISH DBS Corp., 5.875%, 11/15/2024	2,712,656	0.7
1,490,000		DISH DBS Corp., 5.000%-5.875%, 07/15/2022-03/15/2023	1,411,676	0.4
1,000,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	1,035,000	0.3
3,215,000		Frontier Communications Corp., 6.875%-11.000%, 01/15/2025-09/15/2025	1,916,995	0.5
1,495,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	1,502,475	0.4
755,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	804,075	0.2
1,110,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	988,233	0.2
1,110,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,085,025	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,550,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	$1,085,000	0.3
2,875,000		Level 3 Financing, Inc., 5.125%-5.375%, 05/01/2023-03/15/2026	2,907,194	0.8
2,040,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	2,159,850	0.6
1,735,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,765,363	0.4
350,000		Nexstar Broadcasting, Inc., 5.875%, 11/15/2022	360,062	0.1
1,590,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	1,597,950	0.4
1,045,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	950,950	0.2
580,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	558,250	0.1
1,730,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,737,526	0.5
1,245,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,294,800	0.3
720,000		Sprint Communications, Inc., 6.000%, 11/15/2022	727,416	0.2
3,720,000		Sprint Corp., 7.125%, 06/15/2024	3,785,100	1.0
2,085,000		Sprint Corp., 7.250%, 09/15/2021	2,194,463	0.6
1,850,000		Sprint Corp., 7.625%, 03/01/2026	1,882,375	0.4
1,415,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,528,200	0.4
1,875,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	1,945,312	0.5
735,000		T-Mobile USA, Inc., 4.500%-5.125%, 04/15/2025-02/01/2026	740,999	0.2
335,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	341,737	0.1
7,910,000		Other Securities	7,868,181	2.0
			76,225,477	19.7
		Consumer, Cyclical: 15.9%
2,355,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,332,157	0.6
1,020,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,034,025	0.3
1,690,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,529,450	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
820,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	$750,300	0.2
750,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 9.875%, 04/01/2027	768,750	0.2
1,535,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,485,112	0.4
1,005,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,056,556	0.3
1,215,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,249,931	0.3
1,845,000		Dana, Inc., 5.500%, 12/15/2024	1,845,000	0.5
1,895,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,013,437	0.5
1,880,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,894,100	0.5
1,705,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,707,131	0.4
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	939,375	0.3
865,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	903,925	0.2
1,995,000		L Brands, Inc., 6.750%, 07/01/2036	1,685,775	0.4
2,325,000		Lennar Corp., 5.250%-8.375%, 01/15/2021-06/01/2026	2,438,438	0.6
1,800,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,827,000	0.5
1,655,000		MGM Resorts International, 5.750%, 06/15/2025	1,723,269	0.4
2,085,000		MGM Resorts International, 6.000%-7.750%, 03/15/2022-03/15/2023	2,252,887	0.6
1,680,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,715,700	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
345,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	$352,763	0.1
520,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 8.500%, 05/15/2027	522,600	0.1
1,175,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,145,625	0.3
2,790,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	2,092,500	0.5
1,000,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	982,500	0.3
565,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	577,713	0.1
1,975,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/2021-12/01/2022	2,050,206	0.5
1,730,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,879,645	0.5
1,485,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,472,081	0.4
1,150,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	1,135,625	0.3
1,510,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,472,250	0.4
350,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	363,125	0.1
700,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	714,875	0.2
565,000	(1)	WMG Acquisition Corp., 5.625%, 04/15/2022	572,769	0.1
1,510,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,472,250	0.4
13,571,000	(3)	Other Securities	13,725,335	3.6
			61,684,180	15.9
		Consumer, Non-cyclical: 16.7%
1,865,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson’s LLC, 6.625%, 06/15/2024	1,892,975	0.5
665,000	(1)	Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson’s LLC, 7.500%, 03/15/2026	687,444	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,610,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	$1,251,775	0.3
3,125,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,320,312	0.9
1,610,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	1,623,814	0.4
335,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	343,375	0.1
780,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	774,150	0.2
1,090,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	1,155,945	0.3
1,120,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,100,400	0.3
2,630,000		Centene Corp., 4.750%-6.125%, 02/15/2021-01/15/2025	2,714,660	0.7
1,200,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,215,000	0.3
890,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	900,012	0.2
450,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	443,812	0.1
1,465,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	1,402,737	0.4
1,535,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,615,587	0.4
2,300,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,422,705	0.6
3,185,000		HCA, Inc., 5.375%, 02/01/2025	3,384,062	0.9
1,345,000		HCA, Inc., 7.500%, 02/15/2022	1,486,629	0.4
555,000	(1)	Hertz Corp./The, 7.625%, 06/01/2022	569,430	0.2
1,090,000	(1)	Hertz Corp., 5.500%, 10/15/2024	919,688	0.2
720,000		Hertz Corp., 7.375%, 01/15/2021	720,000	0.2
1,875,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,940,625	0.5
1,475,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,506,344	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	$912,656	0.2
885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	919,294	0.3
1,620,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	1,620,000	0.4
1,230,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,249,988	0.3
770,000	(1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	781,550	0.2
795,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	802,950	0.2
600,000	(1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	594,150	0.2
1,825,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,818,156	0.5
865,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	927,713	0.2
1,000,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	882,500	0.2
1,675,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	1,731,531	0.5
1,250,000		Tenet Healthcare Corp., 5.125%-8.125%, 04/01/2022-05/01/2025	1,299,065	0.3
3,600,000		United Rentals North America, Inc., 4.625%-6.500%, 07/15/2025-01/15/2028	3,668,757	0.9
1,705,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	1,855,125	0.5
905,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	884,638	0.2
11,280,000		Other Securities	11,159,867	2.9
			64,499,421	16.7
		Energy: 14.2%
2,115,000	(2)	Antero Resources Corp., 5.000%-5.125%, 12/01/2022-03/01/2025	2,120,946	0.5
755,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	771,761	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,440,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	$1,123,200	0.3
2,735,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	2,154,633	0.6
2,435,000		Cheniere Corpus Christi Holdings LLC, 5.125%-5.875%, 03/31/2025-06/30/2027	2,593,312	0.7
1,970,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,019,250	0.5
1,205,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,123,301	0.3
1,945,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%-6.250%, 04/01/2023-04/01/2025	2,003,350	0.5
810,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	836,325	0.2
805,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	849,275	0.2
2,150,000		EnLink Midstream Partners L.P., 4.150%-4.850%, 06/01/2025-07/15/2026	2,109,687	0.5
1,390,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,421,275	0.4
1,245,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,108,050	0.3
1,790,000	(1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	957,650	0.2
1,625,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	1,584,375	0.4
1,430,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,451,450	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,245,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	$1,154,737	0.3
215,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	223,600	0.1
1,680,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	1,728,300	0.4
2,085,000		Murphy Oil Corp., 4.450%-5.750%, 12/01/2022-08/15/2025	2,131,265	0.5
1,470,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	786,450	0.2
210,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	213,675	0.1
960,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	973,200	0.2
770,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	717,063	0.2
900,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	729,000	0.2
1,535,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,544,594	0.4
355,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	383,844	0.1
1,060,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,156,725	0.3
1,545,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,506,375	0.4
2,078,000		WPX Energy, Inc., 6.000%, 01/15/2022	2,166,315	0.6
16,960,000		Other Securities	15,470,339	4.0
			55,113,322	14.2
		Financial: 6.1%
2,125,000		Ally Financial, Inc., 5.750%, 11/20/2025	2,271,327	0.6
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,593,750	0.4
1,525,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,519,281	0.4
1,465,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	1,454,013	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,570,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	$1,624,950	0.4
2,145,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-6.375%, 03/01/2024-10/15/2027	2,219,200	0.6
1,300,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,222,000	0.3
1,910,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,926,713	0.5
3,060,000		Springleaf Finance Corp., 6.125%-7.125%, 05/15/2022-03/15/2026	3,134,496	0.8
1,630,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,650,375	0.4
4,865,000		Other Securities	5,145,843	1.3
			23,761,948	6.1
		Industrial: 10.7%
1,655,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	1,696,375	0.4
1,610,000		AECOM, 5.875%, 10/15/2024	1,702,575	0.4
1,775,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	1,777,219	0.4
327,433	(1)(2)(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	311,879	0.1
625,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	660,750	0.2
1,400,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,454,250	0.4
700,000	(1)	Avolon Holdings Funding Ltd., 5.250%, 05/15/2024	722,750	0.2
700,000	(1)	Park Aerospace Holdings Ltd., 5.250%, 08/15/2022	719,180	0.2
1,535,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,513,894	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,920,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	$2,128,800	0.5
1,945,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	1,882,993	0.5
1,505,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,403,412	0.4
1,585,000	(1)	Itron, Inc., 5.000%, 01/15/2026	1,563,206	0.4
1,475,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,460,250	0.4
1,295,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,272,337	0.3
1,055,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	1,082,694	0.3
625,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	640,625	0.1
200,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	207,000	0.0
1,825,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	1,884,313	0.5
1,250,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,246,875	0.3
535,000	(1)	Novelis Corp., 6.250%, 08/15/2024	548,375	0.2
460,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	483,529	0.1
1,270,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,336,675	0.4
1,200,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,251,000	0.3
1,450,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,500,750	0.4
985,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,002,238	0.3
135,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	139,320	0.0
795,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	838,884	0.2
2,065,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,172,566	0.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,265,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	$1,309,275	0.3
580,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	561,150	0.2
900,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	909,000	0.2
2,525,000		TransDigm, Inc., 6.375%-6.500%, 05/15/2025-06/15/2026	2,542,928	0.7
1,440,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,534,500	0.4
			41,461,567	10.7
		Technology: 4.3%
1,575,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,571,062	0.4
1,680,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,668,576	0.4
520,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	529,960	0.1
520,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	551,410	0.2
1,660,000	(1)	First Data Corp., 5.750%, 01/15/2024	1,713,120	0.4
810,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	842,238	0.2
380,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	400,900	0.1
1,000,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,030,000	0.3
460,000	(1)	Open Text Corp., 5.875%, 06/01/2026	481,850	0.1
1,370,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,407,675	0.4
855,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	865,153	0.2
1,330,000	(1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,197,000	0.3
4,395,000		Other Securities	4,532,263	1.2
			16,791,207	4.3
		Utilities: 2.2%
1,520,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,546,600	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
1,300,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	$1,238,250	0.3
495,000		NRG Energy, Inc., 5.750%, 01/15/2028	526,556	0.1
1,630,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,760,400	0.5
825,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	860,062	0.2
1,050,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,094,625	0.3
1,465,000		Other Securities	1,461,338	0.4
			8,487,831	2.2
		Total Corporate Bonds/Notes (Cost $367,788,869)	368,821,520	95.2
BANK LOANS: 0.5%
		Containers & Glass Products: 0.2%
925,000		Reynolds Group Holdings Inc. USD 2017 Term Loan, 5.249%, (US0001M + 2.750%), 02/05/2023	915,337	0.2
		Health Care: 0.3%
948,125		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.481%, (US0001M + 3.000%), 06/02/2025	942,372	0.3
		Total Bank Loans (Cost $1,861,447)	1,857,709	0.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Consumer Staples: 0.2%
27,789	(5)(6)	Other Securities	1,000,404	0.2
		Total Common Stock (Cost $848,084)	1,000,404	0.2
OTHER(7): —%
		Basic Materials: –%
2,000,000	(8)(9)(10)	Momentive Performance Materials, Inc. (Escrow)	—	—
Shares	Value	Percentage of Net Assets
OTHER(7): (continued)
Total Other (Cost $—)	$—	—
Total Long-Term Investments (Cost $370,498,400)	371,679,633	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
	Commercial Paper: 3.1%
3,000,000	CVS Health Corp., 7.850%, 04/01/2019	2,999,355	0.8
6,000,000	Kroger Co., 7.770%, 04/01/2019	5,998,722	1.5
2,000,000	Sysco Corp., 7.700%, 04/01/2019	1,999,578	0.5
1,000,000	Waste Management, Inc., 3.150%, 04/12/2019	998,967	0.3
		11,996,622	3.1
	Securities Lending Collateral(11): 3.5%
3,204,773	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,268,868, due 04/15/19-10/20/68)	3,204,773	0.8
3,204,773	Citibank N.A., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.960%-4.500%, Market Value plus accrued interest $3,273,920, due 01/01/28-07/01/48)	3,204,773	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateral(11) (continued)
3,204,773	Jefferies LLC, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $3,205,476, collateralized by various U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $3,268,893, due 04/03/19-07/15/36)	$3,204,773	0.9
673,759	Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.57%, due 04/01/19 (Repurchase Amount $673,901, collateralized by various U.S. Government Securities, 0.875%-2.875%, Market Value plus accrued interest $687,235, due 12/31/20-05/15/43)	673,759	0.2
3,204,773	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $3,268,868, due 04/11/19-09/09/49)	3,204,773	0.8
		13,492,851	3.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,506,000	(12)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 2.350% (Cost $1,506,000)	1,506,000	0.4
Shares	Value	Percentage of Net Assets
Total Short-Term Investments (Cost $26,998,041)	$26,995,473	7.0
Total Investments in Securities (Cost $397,496,441)	$398,675,106	102.9
Liabilities in Excess of Other Assets	(11,370,888)	(2.9)
Net Assets	$387,304,218	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the indivaidual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
The grouping contains non-income producing securities.

(6)
The grouping contains Level 3 securities.

(7)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Defaulted security

(10)
Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2019, the Fund held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:
US0001M 1-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$1,000,404	$1,000,404
Total Common Stock	—	—	1,000,404	1,000,404
Corporate Bonds/Notes	—	368,821,520	—	368,821,520
Other	—	—	—	—
Bank Loans	—	1,857,709	—	1,857,709
Short-Term Investments	1,506,000	25,489,473	—	26,995,473
Total Investments, at fair value	$1,506,000	$396,168,702	$1,000,404	$398,675,106

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2019, Voya High Yield Bond Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Momentive Performance Materials, Inc. (Escrow)	10/30/2014	$—	$—
		$—	$—

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $397,513,619.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,164,117
Gross Unrealized Depreciation	(8,002,629)
Net Unrealized Appreciation	$1,161,488

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.6%
		Basic Materials: 1.2%
3,782,000	(1)	Air Liquide Finance SA, 2.250%, 09/27/2023	$3,668,926	0.1
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,860,763	0.0
3,199,000	(1)	Dow Chemical Co/The, 4.800%, 11/30/2028	3,445,712	0.0
3,745,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	4,217,381	0.1
1,897,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	1,893,875	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,970,123	0.0
9,635,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	10,020,522	0.2
7,120,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,305,425	0.1
3,440,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	3,242,200	0.1
39,024,000		Other Securities	41,297,290	0.6
			79,922,217	1.2
		Communications: 2.8%
29,187,000		AT&T, Inc., 4.125%-5.650%, 02/17/2026-02/15/2050	30,214,198	0.4
22,257,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%-4.908%, 07/23/2020-07/23/2025	22,879,832	0.3
16,993,000		Comcast Corp., 3.300%-4.000%, 10/01/2020-03/01/2048	16,960,080	0.3
5,120,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	4,552,602	0.1
6,825,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	7,268,625	0.1
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,509,127	0.1
5,920,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	6,070,231	0.1
4,130,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,975,125	0.1
3,000,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	3,033,750	0.0
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,408,331	0.1
1,999,000	(1)	Verizon Communications, Inc., 4.016%, 12/03/2029	2,070,250	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
13,761,000		Verizon Communications, Inc., 3.850%-4.862%, 03/15/2039-08/21/2046	$14,204,350	0.2
2,075,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	2,097,264	0.0
5,230,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	6,095,541	0.1
60,023,000		Other Securities	59,598,974	0.9
			191,938,280	2.8
		Consumer, Cyclical: 2.6%
7,340,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	7,268,802	0.1
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,261,546	0.1
5,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	5,437,404	0.1
7,195,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	6,961,162	0.1
6,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	6,581,597	0.1
2,465,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,526,625	0.0
2,791,463		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	2,974,583	0.1
1,508,140		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,544,339	0.0
14,700,000		Delta Air Lines, Inc., 3.800%-4.375%, 04/19/2023-04/19/2028	14,732,547	0.2
5,030,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,899,501	0.1
3,795,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	3,817,213	0.0
7,010,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	6,949,013	0.1
2,781,651		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	2,863,197	0.1
2,486,291		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,438,132	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,005,787		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	$994,517	0.0
6,665,958		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	6,408,318	0.1
1,344,097		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,308,748	0.0
1,906,228		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	1,884,256	0.0
4,730,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,697,977	0.1
87,914,666		Other Securities	87,124,927	1.3
			175,674,404	2.6
		Consumer, Non-cyclical: 4.6%
4,589,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	4,597,570	0.1
7,940,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	7,991,353	0.1
4,130,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%-5.450%, 01/23/2039-10/06/2048	4,204,815	0.1
5,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	5,251,298	0.1
18,370,000	(1)	Cigna Corp., 3.200%, 09/17/2020	18,464,968	0.3
4,060,000	(1)	Cigna Corp., 4.800%, 08/15/2038	4,180,288	0.0
26,372,000		CVS Health Corp., 3.125%-5.050%, 03/09/2020-03/25/2048	26,724,075	0.4
3,430,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,420,555	0.1
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,322,191	0.0
4,200,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	4,324,269	0.1
289,000	(1)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	300,058	0.0
5,635,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	5,767,732	0.1
3,070,000	(1)	Mars, Inc., 3.200%, 04/01/2030	3,077,218	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
3,070,000	(1)	Mars, Inc., 3.600%, 04/01/2034	$3,094,585	0.1
1,810,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,828,100	0.0
7,485,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	7,307,231	0.1
2,250,000	(1)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,515,542	0.0
4,825,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,886,090	0.1
7,240,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	7,428,813	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,610,792	0.1
13,215,000		Unilever Capital Corp., 3.250%, 03/07/2024	13,470,868	0.2
167,801,000		Other Securities	170,389,019	2.5
			311,157,430	4.6
		Energy: 3.2%
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	395,987	0.0
2,610,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,668,725	0.1
2,470,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,321,450	0.0
1,575,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,655,166	0.0
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	4,115,000	0.1
5,190,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,139,650	0.1
1,613,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	1,646,717	0.0
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,686,097	0.0
2,605,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,621,281	0.0
190,742,000		Other Securities	193,939,100	2.9
			215,189,173	3.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 9.9%
3,420,000	(1)	ANZ New Zealand Int'l Ltd./London, 3.400%, 03/19/2024	$3,455,642	0.1
4,220,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	4,227,709	0.1
13,115,000	(3)	Bank of America Corp., 4.271%, 07/23/2029	13,680,204	0.2
40,898,000	(3)	Bank of America Corp., 3.419%-4.330%, 05/17/2022-03/15/2050	41,403,543	0.6
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	4,125,774	0.0
11,440,000		Bank of Nova Scotia/The, 2.450%-3.125%, 03/22/2021-04/20/2021	11,477,245	0.2
2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,375,030	0.1
8,924,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	8,933,747	0.1
2,094,000	(1)	BPCE SA, 5.150%, 07/21/2024	2,187,594	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,492,558	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,382,124	0.1
10,085,000	(3)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	10,536,588	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,167,399	0.0
1,872,000	(1)(3)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,914,120	0.0
4,330,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	4,284,262	0.1
6,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	6,515,151	0.1
2,970,000	(1)(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	2,920,835	0.1
1,170,000	(1)(3)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,148,859	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,459,985	0.0
5,660,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	5,749,734	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	$8,559,247	0.1
2,430,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,420,887	0.0
13,105,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	13,004,583	0.2
5,080,000	(1)(3)	Harborwalk Funding Trust, 5.077%, 02/15/2069	5,363,870	0.1
6,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	6,916,413	0.1
26,312,000	(3)	HSBC Holdings PLC, 3.400%-6.000%, 03/08/2021-12/31/2199	26,683,505	0.4
52,381,000	(3)	JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-01/23/2049	52,699,610	0.8
3,509,000	(1)	Liberty Mutual Group, Inc., 4.569%, 02/01/2029	3,656,238	0.1
9,620,000	(1)(3)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,562,713	0.1
5,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	5,052,423	0.1
27,873,000	(3)	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/22/2039	28,524,051	0.4
6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,961,703	0.1
1,345,000	(1)(3)	Nordea Bank ABP, 6.125%, 12/31/2199	1,312,162	0.0
2,735,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	2,570,900	0.0
4,410,000		Royal Bank of Canada, 3.455%, (US0003M + 0.660%), 10/05/2023	4,391,524	0.0
11,180,000		Royal Bank of Canada, 2.125%-3.700%, 03/02/2020-10/05/2023	11,343,403	0.2
4,156,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	4,142,427	0.1
23,139,000	(1)(3)	Standard Chartered PLC, 3.885%, 03/15/2024	23,237,096	0.3
5,910,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	5,865,772	0.1
3,000,000	(1)(3)	Swiss Re Finance Luxembourg SA, 5.000%, 04/02/2049	3,043,482	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,061,000	(3)	Toronto-Dominion Bank, 3.625%, 09/15/2031	$1,049,285	0.0
26,960,000		Toronto-Dominion Bank/The, 3.150%-3.500%, 09/17/2020-03/11/2024	27,478,496	0.4
7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,718,787	0.1
3,180,000		UBS AG, 5.125%, 05/15/2024	3,252,383	0.0
4,550,000		UBS AG/Stamford CT, 2.350%-7.625%, 03/26/2020-08/17/2022	4,688,756	0.1
4,644,000		US Bank NA/Cincinnati OH, 2.931%, (US0003M + 0.290%), 05/21/2021	4,642,930	0.1
12,450,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	12,691,600	0.2
16,024,000		Wells Fargo & Co., 3.750%-4.750%, 08/15/2023-12/07/2046	16,608,236	0.2
230,069,008	(4)	Other Securities	232,870,876	3.4
			677,751,461	9.9
		Industrial: 1.8%
9,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	9,575,436	0.1
3,375,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	3,147,187	0.0
4,635,000	(1)	Novelis Corp., 5.875%, 09/30/2026	4,623,412	0.1
3,330,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	3,500,330	0.1
3,930,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	3,911,449	0.1
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,524,932	0.0
2,475,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	2,401,493	0.0
4,090,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,957,075	0.1
89,369,000		Other Securities	89,704,921	1.3
			123,346,235	1.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 1.4%
1,608,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	$1,650,578	0.0
7,406,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,896,684	0.1
4,880,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,253,386	0.1
14,038,000		Microsoft Corp., 3.700%-4.450%, 11/03/2045-02/06/2047	15,382,379	0.2
4,576,000	(1)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	4,834,407	0.1
3,875,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	3,921,015	0.1
57,453,000		Other Securities	58,197,008	0.8
			97,135,457	1.4
		Utilities: 3.1%
8,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,307,532	0.1
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,704,134	0.1
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,130,950	0.0
4,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,378,216	0.1
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	1,973,394	0.0
774,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	794,178	0.0
750,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	797,678	0.0
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,821,042	0.1
179,247,000	(5)	Other Securities	183,153,513	2.7
			213,060,637	3.1
		Total Corporate Bonds/Notes (Cost $2,058,644,885)	2,085,175,294	30.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 17.1%
1,077,424	(1)(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.887%, 09/25/2044	$1,091,159	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	2,750,141	0.1
3,221,536		Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	2,802,621	0.1
2,715,950		Alternative Loan Trust 2005-51 3A2A, 3.687%, (12MTA + 1.290%), 11/20/2035	2,654,914	0.1
844,906		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	779,862	0.0
1,047,380		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,014,873	0.0
1,871,880		Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	1,624,411	0.0
929,961		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	711,128	0.0
200,563		Alternative Loan Trust 2006-18CB A10, 2.886%, (US0001M + 0.400%), 07/25/2036	131,819	0.0
1,209,531		Alternative Loan Trust 2006-19CB A28, 3.086%, (US0001M + 0.600%), 08/25/2036	846,337	0.0
1,148,852		Alternative Loan Trust 2006-HY11 A1, 2.606%, (US0001M + 0.120%), 06/25/2036	1,075,692	0.0
1,312,302		Alternative Loan Trust 2007-23CB A3, 2.986%, (US0001M + 0.500%), 09/25/2037	819,115	0.0
3,315,345		Alternative Loan Trust 2007-2CB 2A1, 3.086%, (US0001M + 0.600%), 03/25/2037	2,168,554	0.0
1,352,519		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	970,581	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,200,859		Alternative Loan Trust 2007-8CB A3, 2.986%, (US0001M + 0.500%), 05/25/2037	$820,227	0.0
2,006,396		American Home Mortgage Assets Trust 2007-4 A4, 2.776%, (US0001M + 0.290%), 08/25/2037	1,832,244	0.0
1,182,427		Banc of America Funding 2007-2 1A16 Trust, 3.086%, (US0001M + 0.600%), 03/25/2037	938,146	0.0
1,246,711	(6)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	123,485	0.0
1,779,655	(3)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.568%, 05/25/2035	1,794,615	0.0
2,346,303	(3)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.431%, 09/25/2035	2,211,604	0.0
5,011,744		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.676%, (US0001M + 0.190%), 01/25/2037	4,841,780	0.1
202,548	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	203,224	0.0
2,200,000	(1)(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	2,245,300	0.0
1,574,540		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,602,890	0.0
1,810,774	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.611%, 11/25/2036	1,589,282	0.0
752,415	(3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.273%, 09/25/2037	726,873	0.0
2,375,594	(1)(3)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,509,458	0.1
1,630,707	(1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,725,396	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,869,000	(1)(3)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	$2,906,411	0.1
1,680,000	(1)(3)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,723,561	0.0
1,550,000	(1)(3)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,551,156	0.0
595,564		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.986%, (US0001M + 0.500%), 11/25/2035	388,885	0.0
7,313,665		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.206%, (US0001M + 0.720%), 11/25/2035	7,306,712	0.1
2,183,142	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,973,942	0.0
1,655,556	(1)(3)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	1,692,152	0.0
1,360,000	(1)(3)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,376,793	0.0
2,300,000	(1)(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,327,489	0.1
102,775,199	(3)(6)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.063%, 04/25/2037	4,183,855	0.1
2,149,057		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.762%, (US0001M + 0.280%), 08/19/2045	1,873,499	0.0
5,437,719	(6)	Fannie Mae 2008-12 SC, 3.865%, (-1.000*US0001M + 6.350%), 03/25/2038	872,991	0.0
7,991,568		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,950,257	0.1
1,032,976		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,030,629	0.0
5,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,357,508	0.1
6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,831,407	0.1
5,284,772		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	5,559,113	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
31,761,697	(6)	Fannie Mae 2016-82 SD, 3.565%, (-1.000*US0001M + 6.050%), 11/25/2046	$5,181,451	0.1
7,164,952		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,321,421	0.1
18,797,478	(6)	Fannie Mae 2018-86 US, 4.105%, (-1.000*US0001M + 6.590%), 09/25/2040	3,512,489	0.1
18,016,364		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	19,976,591	0.3
8,892,509		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.486%, (US0001M + 4.000%), 05/25/2025	9,608,905	0.2
289,814		Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 6.486%, (US0001M + 4.000%), 05/25/2025	310,490	0.0
14,085,196		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	15,777,940	0.2
12,710,019		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.736%, (US0001M + 4.250%), 01/25/2029	13,995,032	0.2
550,000		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	602,434	0.0
5,700,000		Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 6.036%, (US0001M + 3.550%), 07/25/2029	6,128,822	0.1
8,434,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	9,090,344	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.486%, (US0001M + 3.000%), 10/25/2029	$5,017,849	0.1
9,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	9,755,689	0.2
14,569,820	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	14,761,585	0.2
1,495,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 5.136%, (US0001M + 2.650%), 02/25/2030	1,544,239	0.0
10,655,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	10,892,680	0.2
17,550,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	17,846,139	0.3
8,900,000	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 5.286%, (US0001M + 2.800%), 02/25/2030	9,206,667	0.1
12,470,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	12,449,534	0.2
1,550,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,549,943	0.0
735,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	740,692	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,730,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	$8,667,252	0.1
3,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	2,965,877	0.1
26,715,652		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	26,902,662	0.4
5,936,842		Fannie Mae Connecticut Avenue Securities, 8.186%, (US0001M + 5.700%), 04/25/2028	6,798,726	0.1
22,116		Fannie Mae Grantor Trust 1998-T2 A6, 0.880%, (US0001M + 0.550%), 01/25/2032	22,979	0.0
27,890	(6)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	2,442	0.0
3,283	(6)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	134	0.0
524,320	(6)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	73,445	0.0
1,674,864	(6)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	136,028	0.0
176,795		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	191,184	0.0
228,273	(6)	Fannie Mae REMIC Trust 1999-6 SE, 5.204%, (-1.000*US0001M + 7.685%), 02/17/2029	18,607	0.0
143,468		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	155,552	0.0
1,434,345		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,575,226	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
474,367		Fannie Mae REMIC Trust 2003-45 FJ, 3.989%, (US0001M + 1.500%), 06/25/2033	$493,359	0.0
1,797,237	(6)	Fannie Mae REMIC Trust 2003-66 SA, 5.165%, (-1.000*US0001M + 7.650%), 07/25/2033	357,844	0.0
324,673	(6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	74,304	0.0
963,665		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,045,878	0.0
1,580		Fannie Mae REMIC Trust 2004-10 SC, 18.658%, (-4.000*US0001M + 28.600%), 02/25/2034	1,602	0.0
1,375,417		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,486,349	0.0
29,077		Fannie Mae REMIC Trust 2004-56 FE, 2.936%, (US0001M + 0.450%), 10/25/2033	29,223	0.0
723,029		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	786,458	0.0
1,538,285		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,629,965	0.0
41,382		Fannie Mae REMIC Trust 2004-79 S, 12.965%, (-2.750*US0001M + 19.800%), 08/25/2032	41,864	0.0
3,697,341		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,982,942	0.1
9,984		Fannie Mae REMIC Trust 2005-74 NP, 13.593%, (-3.782*US0001M + 22.992%), 01/25/2035	10,089	0.0
188,546		Fannie Mae REMIC Trust 2006-104 ES, 21.023%, (-5.000*US0001M + 33.450%), 11/25/2036	317,479	0.0
3,469,285	(6)	Fannie Mae REMIC Trust 2006-12 SD, 4.265%, (-1.000*US0001M + 6.750%), 10/25/2035	505,609	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,044,132	(6)	Fannie Mae REMIC Trust 2006-123 UI, 4.255%, (-1.000*US0001M + 6.740%), 01/25/2037	$202,032	0.0
270,317	(6)	Fannie Mae REMIC Trust 2006-72 HS, 4.215%, (-1.000*US0001M + 6.700%), 08/25/2026	30,952	0.0
50,444		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	55,504	0.0
5,428,939	(6)	Fannie Mae REMIC Trust 2007-91 AS, 3.915%, (-1.000*US0001M + 6.400%), 10/25/2037	1,015,863	0.0
2,294,981		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,426,521	0.0
11,057,202	(3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.552%, 02/25/2049	11,919,476	0.2
2,696,571	(6)	Fannie Mae REMIC Trust 2009-90 TS, 3.665%, (-1.000*US0001M + 6.150%), 11/25/2039	412,963	0.0
3,856,589	(6)	Fannie Mae REMIC Trust 2010-118 GS, 3.465%, (-1.000*US0001M + 5.950%), 10/25/2039	248,550	0.0
7,143,948	(6)	Fannie Mae REMIC Trust 2010-123 SL, 3.585%, (-1.000*US0001M + 6.070%), 11/25/2040	950,131	0.0
7,610,874	(6)	Fannie Mae REMIC Trust 2010-41 SB, 3.915%, (-1.000*US0001M + 6.400%), 05/25/2040	1,236,635	0.0
2,153,825	(6)	Fannie Mae REMIC Trust 2010-43 VS, 3.965%, (-1.000*US0001M + 6.450%), 05/25/2040	355,812	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,444,224	0.2
2,428,541	(6)	Fannie Mae REMIC Trust 2011-102 SA, 4.115%, (-1.000*US0001M + 6.600%), 10/25/2041	400,039	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,588,060		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	$3,951,792	0.1
3,404,436	(6)	Fannie Mae REMIC Trust 2011-93 GS, 4.065%, (-1.000*US0001M + 6.550%), 04/25/2039	646,218	0.0
1,592,070	(6)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	122,812	0.0
9,229,293	(6)	Fannie Mae REMIC Trust 2012-122 SB, 3.665%, (-1.000*US0001M + 6.150%), 11/25/2042	1,635,157	0.0
5,112,218	(6)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	476,811	0.0
8,984,801	(6)	Fannie Mae REMIC Trust 2012-133 AS, 3.715%, (-1.000*US0001M + 6.200%), 10/25/2042	1,345,985	0.0
1,435,660	(6)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	156,905	0.0
6,484,967	(6)	Fannie Mae REMIC Trust 2012-15 SP, 4.135%, (-1.000*US0001M + 6.620%), 06/25/2040	674,555	0.0
3,339,082	(6)	Fannie Mae REMIC Trust 2012-24 HS, 4.065%, (-1.000*US0001M + 6.550%), 09/25/2040	418,859	0.0
7,880,703	(6)	Fannie Mae REMIC Trust 2012-30 QS, 4.115%, (-1.000*US0001M + 6.600%), 04/25/2031	888,418	0.0
2,026,555	(6)	Fannie Mae REMIC Trust 2012-68 YS, 4.215%, (-1.000*US0001M + 6.700%), 07/25/2042	337,223	0.0
3,236,993	(6)	Fannie Mae REMIC Trust 2013-26 JS, 3.715%, (-1.000*US0001M + 6.200%), 10/25/2032	449,499	0.0
11,211,530	(6)	Fannie Mae REMIC Trust 2013-60 DS, 3.715%, (-1.000*US0001M + 6.200%), 06/25/2033	1,797,040	0.0
10,137,433	(6)	Fannie Mae REMIC Trust 2013-9 SM, 3.765%, (-1.000*US0001M + 6.250%), 02/25/2033	1,432,984	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,105,233	(6)	Fannie Mae REMIC Trust 2014-17 DS, 3.715%, (-1.000*US0001M + 6.200%), 02/25/2043	$805,855	0.0
3,591,371	(6)	Fannie Mae REMIC Trust 2014-28 BS, 3.715%, (-1.000*US0001M + 6.200%), 08/25/2043	527,626	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,729,034	0.0
65,337,353	(6)	Fannie Mae REMIC Trust 2015-79 SA, 3.765%, (-1.000*US0001M + 6.250%), 11/25/2045	10,135,705	0.2
26,342,940	(6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,795,826	0.1
45,630,188	(6)	Fannie Mae REMICS 16-60 SB, 3.615%, (-1.000*US0001M + 6.100%), 09/25/2046	7,108,471	0.1
1		Fannie Mae REMICS 1989-34 J, 985.500%, 07/25/2019	3	0.0
28		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	171	0.0
32		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	155	0.0
202,109	(6)	Fannie Mae REMICS 1997-18 SG, 5.618%, (-1.000*US0001M + 8.100%), 03/17/2027	23,752	0.0
146,403	(6)(7)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	20	0.0
50,568	(6)	Fannie Mae REMICS 1999-57 SC, 7.268%, (-1.000*US0001M + 9.750%), 11/17/2029	3,046	0.0
26,250	(6)	Fannie Mae REMICS 2000-38 SJ, 6.718%, (-1.000*US0001M + 9.200%), 11/18/2030	1,029	0.0
89,852	(6)	Fannie Mae REMICS 2000-38 SK, 6.718%, (-1.000*US0001M + 9.200%), 10/17/2030	2,221	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
121,239	(6)	Fannie Mae REMICS 2001-15 S, 5.718%, (-1.000*US0001M + 8.200%), 04/18/2021	$1,063	0.0
383,489	(6)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	14,647	0.0
130,784	(6)	Fannie Mae REMICS 2001-8 SK, 6.268%, (-1.000*US0001M + 8.750%), 03/18/2031	17,909	0.0
8,466	(6)	Fannie Mae REMICS 2001-8 SO, 7.312%, (-1.000*US0001M + 9.800%), 02/20/2031	149	0.0
836,381	(6)	Fannie Mae REMICS 2003-49 SW, 4.515%, (-1.000*US0001M + 7.000%), 01/25/2033	132,638	0.0
6,595,113	(6)	Fannie Mae REMICS 2004-54 SN, 4.565%, (-1.000*US0001M + 7.050%), 07/25/2034	1,149,130	0.0
873,776	(6)	Fannie Mae REMICS 2004-88 JH, 4.115%, (-1.000*US0001M + 6.600%), 06/25/2033	26,353	0.0
1,744,720	(6)	Fannie Mae REMICS 2005-75 SP, 4.265%, (-1.000*US0001M + 6.750%), 08/25/2035	256,703	0.0
3,490,957	(6)	Fannie Mae REMICS 2006-56 SM, 4.265%, (-1.000*US0001M + 6.750%), 07/25/2036	570,186	0.0
1,280,328	(6)	Fannie Mae REMICS 2007-21 SB, 3.915%, (-1.000*US0001M + 6.400%), 03/25/2037	135,444	0.0
1,647,510	(6)	Fannie Mae REMICS 2007-52 NS, 3.965%, (-1.000*US0001M + 6.450%), 06/25/2037	260,830	0.0
2,150,174	(6)	Fannie Mae REMICS 2007-85 SM, 3.975%, (-1.000*US0001M + 6.460%), 09/25/2037	333,257	0.0
492,140		Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	545,841	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
69,654	(6)	Fannie Mae REMICS 2010-112 SG, 3.875%, (-1.000*US0001M + 6.360%), 06/25/2021	$874	0.0
1,740,950	(6)	Fannie Mae REMICS 2010-35 CS, 3.965%, (-1.000*US0001M + 6.450%), 04/25/2050	249,278	0.0
2,635,941		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,863,965	0.1
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,541,932	0.1
647,950		Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	665,216	0.0
132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	135,915	0.0
14,504,226	(6)	Fannie Mae REMICS 2011-47 GS, 3.445%, (-1.000*US0001M + 5.930%), 06/25/2041	2,063,361	0.0
3,970,372		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	4,122,616	0.1
8,145,002	(6)	Fannie Mae REMICS 2012-111 SL, 3.615%, (-1.000*US0001M + 6.100%), 05/25/2041	974,892	0.0
5,697,890		Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	5,872,320	0.1
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,006,085	0.1
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,255,165	0.1
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,812,921	0.1
1,058,948		Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,096,428	0.0
6,500,000		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,672,773	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000		Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	$501,780	0.0
2,700,000		Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,702,155	0.0
1,403,000		Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,533,977	0.0
1,187,998		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	1,175,946	0.0
12,238,312	(6)	Fannie Mae REMICS 2013-40 LS, 3.665%, (-1.000*US0001M + 6.150%), 05/25/2043	2,116,275	0.0
12,968,139	(6)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	1,522,926	0.0
14,355,373	(6)	Fannie Mae REMICS 2014-15 SB, 4.165%, (-1.000*US0001M + 6.650%), 04/25/2044	2,867,538	0.1
12,416,701	(6)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	822,073	0.0
970,000		Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,007,972	0.0
11,323,161	(6)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	2,102,672	0.0
2,000,000		Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,073,270	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	4,984,278	0.1
4,804,330	(6)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	868,599	0.0
10,762,389	(6)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,818,108	0.0
999,088		Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	1,003,182	0.0
9,623,557		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,567,164	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
63,656,667	(6)	Fannie Mae REMICS 2018-15 SC, 3.815%, (-1.000*US0001M + 6.300%), 03/25/2048	$9,790,701	0.2
6,861,495		Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	6,798,236	0.1
32,744,711		Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	32,658,547	0.5
6,247,867		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,333,583	0.1
78,617,577	(6)	Fannie Mae REMICS 2018-86 SM, 3.715%, (-1.000*US0001M + 6.200%), 12/25/2048	12,088,191	0.2
69,542,609	(6)	Fannie Mae REMICS 2018-91 SB, 3.615%, (-1.000*US0001M + 6.100%), 12/25/2058	12,134,831	0.2
53		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	197	0.0
4,376,263		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,806,238	0.1
2,341,442	(6)	Fannie Mae Series 2013-72 YS, 3.665%, (-1.000*US0001M + 6.150%), 07/25/2033	359,600	0.0
323,452	(6)	FHLMC-GNMA 20 S, 6.415%, (-1.000*US0001M + 8.900%), 10/25/2023	34,375	0.0
699,889		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.786%, (US0001M + 0.300%), 12/25/2036	422,669	0.0
699,889	(6)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.215%, (-1.000*US0001M + 6.700%), 12/25/2036	176,772	0.0
1,954,307	(1)(3)	Flagstar Mortgage Trust 2018-1 B1, 4.056%, 03/25/2048	1,996,031	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,291,425	(1)(3)	Flagstar Mortgage Trust 2018-1 B2, 4.056%, 03/25/2048	$2,302,494	0.0
2,548,417	(1)(3)	Flagstar Mortgage Trust 2018-1 B3, 4.056%, 03/25/2048	2,509,501	0.1
32,380,037		Freddie Mac 326 350, 3.500%, 03/15/2044	33,459,629	0.5
12,260,140	(6)	Freddie Mac 3510 AS, 3.926%, (-1.000*US0001M + 6.410%), 04/15/2037	2,133,377	0.0
10,584,031	(6)	Freddie Mac 4191 SA, 3.716%, (-1.000*US0001M + 6.200%), 03/15/2043	1,392,531	0.0
3,861,790		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,331,389	0.1
5,000,000		Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,058,240	0.1
973,577		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,095,968	0.0
465,494		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	519,661	0.0
141,101		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	154,160	0.0
130,977		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	141,538	0.0
897,858		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	991,068	0.0
182,329		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	199,547	0.0
201,337		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	206,621	0.0
363,711		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	399,334	0.0
142,768	(6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	32,431	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
902,366		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	$965,946	0.0
186,661		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	208,489	0.0
1,338,846	(6)	Freddie Mac REMIC Trust 2866 GS, 4.116%, (-1.000*US0001M + 6.600%), 09/15/2034	50,583	0.0
555,944	(6)	Freddie Mac REMIC Trust 2883 SD, 4.216%, (-1.000*US0001M + 6.700%), 10/15/2034	23,748	0.0
271,496		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	292,708	0.0
381,597		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	409,537	0.0
7,521,552	(6)	Freddie Mac REMIC Trust 3045 DI, 4.246%, (-1.000*US0001M + 6.730%), 10/15/2035	1,240,062	0.0
18,381		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	18,382	0.0
1,372,253		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,503,204	0.0
256,649	(7)(8)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	251,859	0.0
1,848,227	(6)	Freddie Mac REMIC Trust 3171 PS, 4.001%, (-1.000*US0001M + 6.485%), 06/15/2036	252,190	0.0
8,271,920	(6)	Freddie Mac REMIC Trust 3199 S, 3.966%, (-1.000*US0001M + 6.450%), 08/15/2036	1,441,059	0.0
694,196		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	766,279	0.0
275,457		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	297,972	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
366,507	(3)(6)	Freddie Mac REMIC Trust 3524 LA, 5.386%, 03/15/2033	$399,023	0.0
41,946		Freddie Mac REMIC Trust 3556 NT, 5.584%, (US0001M + 3.100%), 03/15/2038	42,991	0.0
7,533,781		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	8,297,238	0.1
682,142		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	762,264	0.0
1,662,640	(6)	Freddie Mac REMIC Trust 3710 SL, 3.516%, (-1.000*US0001M + 6.000%), 05/15/2036	42,886	0.0
530,814		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	588,444	0.0
20,537,046		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	20,812,175	0.3
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,023,647	0.0
356,855		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	384,580	0.0
1,913,308	(6)	Freddie Mac REMIC Trust 3856 KS, 4.066%, (-1.000*US0001M + 6.550%), 05/15/2041	304,512	0.0
1,691,157	(6)	Freddie Mac REMIC Trust 3925 SD, 3.566%, (-1.000*US0001M + 6.050%), 07/15/2040	173,310	0.0
10,610,425	(6)	Freddie Mac REMIC Trust 3925 SL, 3.566%, (-1.000*US0001M + 6.050%), 01/15/2041	1,131,393	0.0
448,678		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	480,628	0.0
2,230,902	(6)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	229,322	0.0
2,495,369	(6)	Freddie Mac REMIC Trust 4088 CS, 3.516%, (-1.000*US0001M + 6.000%), 08/15/2042	441,064	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,162,173	(6)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	$1,029,909	0.0
4,672,198	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	695,230	0.0
4,145,886		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,146,751	0.1
1,280,226		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,421,961	0.0
2,372,339	(6)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	346,449	0.0
4,755,605		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,185,396	0.1
6,383,473		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,993,994	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,878,967	0.0
8,001,551	(6)	Freddie Mac REMIC Trust 4386 LS, 3.616%, (-1.000*US0001M + 6.100%), 09/15/2044	1,316,081	0.0
23		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	110	0.0
87		Freddie Mac REMICS 1022 K, 479.145%, 12/15/2020	136	0.0
58		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	218	0.0
56		Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	82	0.0
93		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	913	0.0
71		Freddie Mac REMICS 1159 D, 912.785%, 11/15/2021	512	0.0
38		Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	100	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	$220	0.0
10,830	(6)	Freddie Mac REMICS 1368 S, 7.016%, (-1.000*US0001M + 9.500%), 08/15/2022	335	0.0
9		Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	35	0.0
96,545	(6)	Freddie Mac REMICS 2074 S, 6.218%, (-1.000*US0001M + 8.700%), 07/17/2028	9,436	0.0
108,556	(6)	Freddie Mac REMICS 2232 SA, 6.118%, (-1.000*US0001M + 8.600%), 05/17/2030	7,284	0.0
29,000	(6)	Freddie Mac REMICS 2301 SP, 6.766%, (-1.000*US0001M + 9.250%), 04/15/2031	3,545	0.0
2,497,719	(6)	Freddie Mac REMICS 2953 LS, 4.216%, (-1.000*US0001M + 6.700%), 12/15/2034	167,030	0.0
2,475,353	(6)	Freddie Mac REMICS 2993 GS, 3.666%, (-1.000*US0001M + 6.150%), 06/15/2025	173,765	0.0
1,087,263	(6)	Freddie Mac REMICS 3006 SI, 4.256%, (-1.000*US0001M + 6.740%), 07/15/2035	167,104	0.0
1,168,666	(6)	Freddie Mac REMICS 3006 YI, 4.256%, (-1.000*US0001M + 6.740%), 07/15/2035	191,165	0.0
37,911	(6)	Freddie Mac REMICS 3034 SE, 4.216%, (-1.000*US0001M + 6.700%), 09/15/2035	638	0.0
7,307,017	(6)	Freddie Mac REMICS 3213 JS, 4.716%, (-1.000*US0001M + 7.200%), 09/15/2036	1,473,671	0.0
1,599,681	(6)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	30,959	0.0
5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,280,064	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
20,355,598		Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	$22,705,218	0.3
6,092,905		Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	6,813,074	0.1
1,900,000		Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,094,492	0.0
673,267		Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	821,137	0.0
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	566,509	0.0
2,350,000		Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,738,503	0.1
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,323,841	0.1
8,978,321		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	9,692,286	0.2
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,130,785	0.1
3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,156,385	0.1
420,000		Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	479,907	0.0
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,603,344	0.0
2,661,691		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	2,717,231	0.1
11,081,740	(6)	Freddie Mac REMICS 4057 SN, 4.166%, (-1.000*US0001M + 6.650%), 12/15/2041	1,769,683	0.0
3,628,389	(6)	Freddie Mac REMICS 4090 SN, 4.216%, (-1.000*US0001M + 6.700%), 08/15/2032	556,706	0.0
2,180,445		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,229,668	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,128,000		Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	$2,336,862	0.1
310,000		Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	306,535	0.0
36,715,622	(6)	Freddie Mac REMICS 4301 SD, 3.616%, (-1.000*US0001M + 6.100%), 07/15/2037	5,418,271	0.1
3,124,000		Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,242,928	0.1
1,216,303		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,223,936	0.0
2,913,000		Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	2,881,225	0.1
35,968,737	(6)	Freddie Mac REMICS 4574 ST, 3.516%, (-1.000*US0001M + 6.000%), 04/15/2046	5,981,623	0.1
7,820,210		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	8,018,400	0.1
1,022,019		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	1,044,961	0.0
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,714,720	0.1
11,124,083		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	11,949,234	0.2
7,364,704		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,415,023	0.1
5,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	6,632,761	0.1
750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	828,525	0.0
4,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.936%, (US0001M + 3.450%), 10/25/2029	5,193,249	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	$13,840,926	0.2
10,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.136%, (US0001M + 2.650%), 12/25/2029	10,487,944	0.2
12,620,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	12,814,689	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	8,995,181	0.1
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	1,804,317	0.0
1,182,317	(3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.958%, 07/25/2033	1,252,857	0.0
3,656,664	(1)(3)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,727,305	0.1
13,969	(6)	Ginnie Mae 2000-22 SD, 7.318%, (-1.000*US0001M + 9.800%), 05/16/2030	215	0.0
2,391,627	(6)	Ginnie Mae 2005-37 SI, 3.662%, (-1.000*US0001M + 6.150%), 05/20/2035	315,788	0.0
2,337,672	(6)	Ginnie Mae 2007-23 ST, 3.712%, (-1.000*US0001M + 6.200%), 04/20/2037	272,190	0.0
2,677,469	(6)	Ginnie Mae 2007-40 SE, 4.262%, (-1.000*US0001M + 6.750%), 07/20/2037	450,210	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,814,648	(6)	Ginnie Mae 2007-7 EI, 3.712%, (-1.000*US0001M + 6.200%), 02/20/2037	$271,797	0.0
6,474,089	(6)	Ginnie Mae 2010-11 SA, 3.938%, (-1.000*US0001M + 6.420%), 01/16/2040	1,072,092	0.0
2,811,598	(6)	Ginnie Mae 2010-14 SB, 4.312%, (-1.000*US0001M + 6.800%), 11/20/2035	468,915	0.0
2,400,130	(6)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	405,465	0.0
1,084,149		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	996,237	0.0
1,990,041		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,204,523	0.1
79,870,060	(6)	Ginnie Mae 2018-167 CS, 3.612%, (-1.000*US0001M + 6.100%), 12/20/2048	9,909,846	0.2
802,396	(6)	Ginnie Mae Series 2005-7 AH, 4.288%, (-1.000*US0001M + 6.770%), 02/16/2035	120,650	0.0
14,327,760	(6)	Ginnie Mae Series 2007-41 SL, 4.212%, (-1.000*US0001M + 6.700%), 07/20/2037	2,715,323	0.1
1,523,787	(6)	Ginnie Mae Series 2008-2 SW, 4.062%, (-1.000*US0001M + 6.550%), 01/20/2038	281,618	0.0
930,702	(6)	Ginnie Mae Series 2008-35 SN, 3.912%, (-1.000*US0001M + 6.400%), 04/20/2038	118,693	0.0
524,512	(6)	Ginnie Mae Series 2008-40 PS, 4.018%, (-1.000*US0001M + 6.500%), 05/16/2038	83,321	0.0
1,281,704	(6)	Ginnie Mae Series 2009-25 KS, 3.712%, (-1.000*US0001M + 6.200%), 04/20/2039	193,993	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,040,581		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	$1,120,857	0.0
1,117,632		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,209,396	0.0
2,584,753	(6)	Ginnie Mae Series 2009-33 SN, 3.812%, (-1.000*US0001M + 6.300%), 05/20/2039	106,041	0.0
11,381,180		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,072,746	0.2
2,239,960		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,392,216	0.1
363,339	(6)	Ginnie Mae Series 2009-43 HS, 3.712%, (-1.000*US0001M + 6.200%), 06/20/2038	13,455	0.0
3,197,938		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,261,420	0.1
2,633,718	(6)	Ginnie Mae Series 2010-116 NS, 4.168%, (-1.000*US0001M + 6.650%), 09/16/2040	391,506	0.0
7,157,910	(6)	Ginnie Mae Series 2010-116 SK, 4.132%, (-1.000*US0001M + 6.620%), 08/20/2040	1,186,464	0.0
11,863,391	(6)	Ginnie Mae Series 2010-149 HS, 3.618%, (-1.000*US0001M + 6.100%), 05/16/2040	1,094,810	0.0
480,000		Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	516,236	0.0
1,803,119	(6)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	558,269	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,084,318	(6)	Ginnie Mae Series 2010-68 MS, 3.362%, (-1.000*US0001M + 5.850%), 06/20/2040	$303,166	0.0
5,587,682	(6)	Ginnie Mae Series 2011-72 SA, 2.868%, (-1.000*US0001M + 5.350%), 05/16/2041	742,641	0.0
7,204,622	(6)	Ginnie Mae Series 2011-73 LS, 4.202%, (-1.000*US0001M + 6.690%), 08/20/2039	563,478	0.0
160,671		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	162,504	0.0
1,525,294	(6)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	164,136	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,430,924	0.0
10,377,007	(6)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,996,982	0.0
851,676		Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	834,894	0.0
2,601,881	(6)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	236,313	0.0
6,281,760	(6)	Ginnie Mae Series 2014-185 SB, 3.112%, (-1.000*US0001M + 5.600%), 12/20/2044	838,808	0.0
6,418,440	(6)	Ginnie Mae Series 2014-3 QS, 3.662%, (-1.000*US0001M + 6.150%), 03/20/2043	784,068	0.0
10,731,948	(6)	Ginnie Mae Series 2014-3 SU, 3.562%, (-1.000*US0001M + 6.050%), 07/20/2039	1,616,491	0.0
9,425,311	(6)	Ginnie Mae Series 2014-56 SP, 3.718%, (-1.000*US0001M + 6.200%), 12/16/2039	1,305,466	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,145,230	(6)	Ginnie Mae Series 2014-58 SG, 3.118%, (-1.000*US0001M + 5.600%), 04/16/2044	$1,492,698	0.0
2,414,968		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,428,293	0.1
8,167,678		Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	8,283,365	0.1
6,305,312		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	6,451,860	0.1
4,419		GSR Mortgage Loan Trust 2005-5F 8A1, 2.986%, (US0001M + 0.500%), 06/25/2035	4,223	0.0
2,979,499		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	2,852,300	0.1
192,306		HomeBanc Mortgage Trust 2004-1 2A, 3.346%, (US0001M + 0.860%), 08/25/2029	184,877	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.956%, (US0001M + 0.470%), 10/25/2035	1,966,451	0.0
1,399,650		Impac CMB Trust Series 2005-1 M1, 3.176%, (US0001M + 0.690%), 04/25/2035	1,383,401	0.0
2,007,045		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.696%, (US0001M + 0.210%), 04/25/2046	1,866,712	0.0
2,929,773		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.696%, (US0001M + 0.210%), 02/25/2046	2,511,680	0.1
344,657	(1)(3)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.810%, 03/26/2036	341,621	0.0
2,200,000	(1)(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	2,226,787	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
431,249		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	$342,721	0.0
2,699,997	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.334%, 07/25/2035	2,687,063	0.1
4,456,276	(1)(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.874%, 05/25/2046	4,438,956	0.1
3,577,952	(1)(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	3,601,340	0.1
2,044,407	(1)(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.863%, 08/25/2047	2,047,941	0.0
1,463,361	(1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.845%, 12/25/2048	1,370,846	0.0
2,113,345	(1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.768%, 06/25/2048	2,107,722	0.0
2,034,278	(1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	2,003,097	0.0
2,685,364	(1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.768%, 06/25/2048	2,545,890	0.0
2,596,545	(1)(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.781%, 09/25/2048	2,592,227	0.0
2,234,788	(1)(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	2,146,379	0.0
1,787,266	(1)(3)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,784,070	0.0
2,995,863	(1)(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	2,961,102	0.1
4,437,055	(1)(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	4,500,974	0.1
3,258,476	(1)(3)	JP Morgan Mortgage Trust 2019-1 B1, 4.544%, 05/25/2049	3,422,491	0.1
8,813,120,104	(1)(6)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	12,406,229	0.2
17,127,547	(6)	Lehman Mortgage Trust 2006-7 2A4, 4.065%, (-1.000*US0001M + 6.550%), 11/25/2036	4,349,261	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,240,500	(6)	Lehman Mortgage Trust 2006-9 2A5, 4.135%, (-1.000*US0001M + 6.620%), 01/25/2037	$2,844,202	0.0
1,506,045		Lehman XS Trust Series 2005-5N 1A2, 2.846%, (US0001M + 0.360%), 11/25/2035	1,421,568	0.0
4,966,368		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,016,081	0.1
2,875,064	(1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	3,038,152	0.1
7,649,551	(1)(3)	OBX 2019-INV1 A3 Trust, 4.500%, 11/25/2048	7,852,834	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.986%, (US0001M + 0.500%), 11/25/2035	8,997,747	0.1
1,862,030	(1)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.933%, 10/25/2044	1,910,713	0.0
1,890,563	(1)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	1,930,228	0.0
1,875,630	(1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.742%, 05/25/2045	1,819,329	0.0
1,632,792	(1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,565,665	0.0
3,300,000	(1)(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,355,449	0.1
2,395,307	(1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,436,761	0.0
6,443,809	(1)(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.501%, 02/25/2048	6,879,764	0.1
2,654,716	(1)(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.501%, 02/25/2048	2,790,293	0.0
5,332,000	(1)(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	5,664,193	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,105,320	(1)(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	$3,155,660	0.1
2,923,345	(1)(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	2,988,612	0.1
1,937,388	(1)(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.734%, 10/25/2047	1,872,089	0.0
1,360,000	(1)(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,355,444	0.0
1,773,000	(1)(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,779,292	0.0
1,231,000	(1)(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,276,589	0.0
2,966,445	(1)(3)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	2,991,988	0.1
438,174	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.325%, 10/25/2036	402,858	0.0
6,996,941	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	7,179,588	0.1
3,464,117		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.996%, (US0001M + 0.510%), 08/25/2045	3,460,290	0.1
98,197,752	(3)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.678%, 08/25/2045	2,607,023	0.0
2,651,331		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.976%, (US0001M + 0.490%), 10/25/2045	2,634,635	0.1
488,633	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.905%, 10/25/2036	474,832	0.0
1,095,175	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.644%, 11/25/2036	1,040,191	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,327,058	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.849%, 12/25/2036	$1,232,952	0.0
3,068,015	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.849%, 12/25/2036	2,850,453	0.1
1,893,104	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.674%, 12/25/2036	1,830,722	0.0
1,761,881	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.899%, 08/25/2046	1,678,872	0.0
2,429,502	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	2,391,060	0.1
576,729	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.585%, 03/25/2037	536,417	0.0
1,609,331	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.297%, 04/25/2037	1,464,307	0.0
2,048,532		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.386%, (US0001M + 0.900%), 11/25/2035	1,685,284	0.0
1,868,097		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,709,174	0.0
1,284,418		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,235,948	0.0
540,308		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	522,863	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,074,817		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.357%, (12MTA + 0.960%), 08/25/2046	$3,777,583	0.1
864,996		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.716%, (US0001M + 0.230%), 01/25/2047	784,348	0.0
1,792,009		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.806%, (US0001M + 0.320%), 01/25/2047	1,638,937	0.0
1,251,118		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.916%, (US0001M + 0.430%), 06/25/2037	1,032,995	0.0
1,384,938		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,298,767	0.1
544,095	(3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.170%, 04/25/2036	536,569	0.0
1,853,112	(1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	1,818,147	0.0
15,554,583		Other Securities	15,340,972	0.2
		Total Collateralized Mortgage Obligations (Cost $1,133,641,250)	1,167,258,222	17.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
20,205,000	(3)(6)	Banc of America Commercial Mortgage Trust 2017-BNK3 XB, 0.630%, 02/15/2050	886,902	0.0
4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.584%, (US0001M + 2.100%), 09/15/2035	4,350,637	0.1
25,095,898	(3)(6)	BANK 2017-BNK4 XA, 1.439%, 05/15/2050	2,061,420	0.0
9,830,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	10,071,488	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,880,000	(3)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	$5,022,549	0.1
167,655,000	(3)(6)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	2,318,618	0.0
103,400,444	(3)(6)	BANK 2018-BNK14 XA, 0.526%, 09/15/2060	3,885,882	0.1
19,110,000	(1)(3)(6)	BANK 2018-BNK14 XD, 1.599%, 09/15/2060	2,401,964	0.0
24,826,464	(3)(6)	BANK 2019-BNK16 XA, 0.970%, 02/15/2052	1,834,971	0.0
92,840,000	(1)(3)(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	3,425,025	0.0
2,400,000	(1)	BDS 2018-FL2 D, 5.034%, (US0001M + 2.550%), 08/15/2035	2,397,003	0.0
153,675	(1)(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	153,174	0.0
6,814,000	(1)(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.886%, 02/13/2042	6,921,665	0.1
110,298,786	(3)(6)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	5,669,931	0.1
36,750,151	(3)(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.049%, 03/15/2052	3,057,260	0.0
2,680,000	(1)	BX Trust 2018-GW D, 4.254%, (US0001M + 1.770%), 05/15/2035	2,684,741	0.0
3,580,000	(1)	BX Trust 2018-GW E, 4.454%, (US0001M + 1.970%), 05/15/2035	3,591,018	0.1
6,050,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE D, 4.234%, (US0001M + 1.750%), 12/15/2037	6,077,162	0.1
5,470,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	5,517,533	0.1
93,877,770	(3)(6)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	5,918,787	0.1
25,159,849	(3)(6)	CD 2016-CD1 Mortgage Trust XA, 1.422%, 08/10/2049	1,959,751	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
45,113,000	(1)(3)(6)	CD 2016-CD1 Mortgage Trust XB, 0.681%, 08/10/2049	$2,074,314	0.0
33,999,441	(3)(6)	CD 2017-CD4 Mortgage Trust XA, 1.318%, 05/10/2050	2,597,010	0.1
4,139,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.112%, 11/10/2046	4,404,690	0.1
3,910,000	(1)(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.097%, 03/10/2047	4,093,462	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	3,004,762	0.0
41,272,071	(3)(6)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.992%, 07/10/2049	4,311,842	0.1
83,127,052	(3)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.117%, 10/12/2050	5,681,210	0.1
3,940,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.270%, 09/15/2050	3,938,149	0.0
40,486,539	(3)(6)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.925%, 09/15/2050	2,491,311	0.0
89,062,271	(3)(6)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.602%, 06/10/2051	4,492,906	0.1
4,903,943	(3)(6)	COMM 2012-CR1 XA, 1.866%, 05/15/2045	231,177	0.0
29,365,125	(3)(6)	COMM 2012-CR2 XA, 1.649%, 08/15/2045	1,297,759	0.0
34,557,233	(3)(6)	COMM 2012-CR4 XA, 1.769%, 10/15/2045	1,723,923	0.0
27,260,000	(1)(3)(6)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	555,815	0.0
49,413,108	(1)(3)(6)	COMM 2012-LC4 XA, 2.107%, 12/10/2044	2,361,156	0.0
146,144,680	(3)(6)	COMM 2013-CCRE13 XA, 0.800%, 11/10/2046	4,683,484	0.1
137,180,694	(1)(3)(6)	COMM 2015-PC1 XA, 0.709%, 07/10/2050	3,978,569	0.1
920,000	(3)	COMM 2016-COR1 C, 4.387%, 10/10/2049	933,327	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
69,364,069	(3)(6)	COMM 2016-CR28 XA, 0.663%, 02/10/2049	$2,423,546	0.0
36,305,710	(3)(6)	COMM 2017-COR2 XA, 1.178%, 09/10/2050	2,859,964	0.1
4,340,000	(1)(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.112%, 11/15/2050	4,049,900	0.1
11,910,000	(1)	CSWF 2018-TOP E, 4.734%, (US0001M + 2.250%), 08/15/2035	11,928,611	0.2
8,400,000	(1)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	8,420,848	0.1
7,065,000	(1)(7)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	6,925,779	0.1
4,460,000	(1)(3)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	4,026,281	0.1
16,840,000	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.279%, 08/25/2020	1,051,720	0.0
77,599,012	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	3,791,713	0.1
42,047,111	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,281,363	0.0
20,890,903	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.968%, 07/25/2040	1,257,302	0.0
31,879,545	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.595%, 05/25/2041	1,842,328	0.0
32,460,000	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,212,031	0.1
24,025,233	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.629%, 07/25/2019	68,761	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
42,614,374	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.330%, 11/25/2019	$237,268	0.0
155,247,389	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.706%, 12/25/2022	2,202,945	0.0
201,204,541	(1)(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	421,946	0.0
4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 4.034%, (US0001M + 1.550%), 07/15/2035	4,537,652	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.584%, (US0001M + 2.100%), 07/15/2035	4,360,700	0.1
3,400,000	(1)(3)	GS Mortgage Securities Trust 2010-C2 D, 5.182%, 12/10/2043	3,494,163	0.0
8,190,000	(1)(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	8,137,836	0.1
3,710,000	(1)(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,584,601	0.1
21,353,857	(3)(6)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.195%, 05/10/2045	888,288	0.0
48,089,924	(3)(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.043%, 11/10/2046	1,945,473	0.0
103,317,968	(3)(6)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.608%, 08/10/2046	2,396,057	0.0
67,259,337	(3)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.989%, 06/10/2047	2,378,568	0.0
3,936,000	(3)	GS Mortgage Securities Trust 2015-FRR1 K3B, 5.191%, 06/27/2041	3,919,274	0.1
82,651,067	(3)(6)	GS Mortgage Securities Trust 2016-GS4 XA, 0.585%, 11/10/2049	2,540,545	0.0
70,181,198	(3)(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.047%, 05/10/2050	4,925,899	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
78,597,483	(3)(6)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	$6,062,586	0.1
14,589	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.738%, 05/15/2041	14,556	0.0
17,385,000	(1)(3)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.335%, 12/15/2047	204,255	0.0
1,010,254	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.362%, 06/12/2041	1,013,742	0.0
2,400,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.536%, 07/15/2046	2,496,118	0.0
4,500,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,436,180	0.1
77,764,857	(3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	2,502,395	0.0
94,772,088	(3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.749%, 12/15/2049	3,481,718	0.1
7,263,797	(1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	7,472,257	0.1
2,670,000	(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.892%, 01/15/2047	2,808,047	0.1
14,602,444	(3)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.057%, 04/15/2047	285,369	0.0
38,963,831	(3)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.063%, 01/15/2048	1,534,388	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,575,677	(3)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.116%, 10/15/2048	$64,157	0.0
19,573,657	(3)(6)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.316%, 07/15/2050	1,214,651	0.0
1,153,498	(1)(3)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.778%, 02/15/2040	1,153,950	0.0
776,889	(1)(3)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	789,081	0.0
4,687,837	(1)(3)(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.490%, 11/15/2038	21,831	0.0
50,740,159	(1)(3)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.110%, 03/10/2050	2,224,907	0.0
4,340,000	(1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.909%, 11/15/2046	4,434,249	0.1
106,977,390	(3)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.095%, 12/15/2047	3,710,136	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,673,822	0.2
3,090,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	3,208,660	0.0
1,300,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.376%, 09/15/2047	1,350,959	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,938,384	0.2
4,670,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	3,917,597	0.1
46,710,509	(3)(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	2,587,617	0.0
5,110,470	(1)	SLIDE 2018-FUN D, 4.334%, (US0001M + 1.850%), 06/15/2031	5,122,334	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,320,000	(1)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	$4,250,517	0.1
4,900,000	(1)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.384%, (US0001M + 1.900%), 02/15/2035	4,890,771	0.1
48,198,607	(3)(6)	Wells Fargo Commercial Mortgage Trust 2016-C33 XA, 1.769%, 03/15/2059	4,093,127	0.1
4,830,000	(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.333%, 10/15/2050	4,862,078	0.1
1,264,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,058,120	0.0
6,000,000	(1)(7)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	4,917,529	0.1
14,088,799	(1)(3)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.833%, 08/15/2045	679,996	0.0
10,936,842	(1)(3)(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.882%, 11/15/2045	597,923	0.0
12,946,000	(1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	10,782,036	0.2
15,262,667	(1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	7,704,994	0.1
56,668,011	(3)(6)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.736%, 09/15/2046	1,341,615	0.0
3,920,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,446,914	0.0
88,884,759	(3)(6)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.886%, 11/15/2047	3,215,575	0.0
7,620,000		Other Securities	7,784,698	0.1
		Total Commercial Mortgage-Backed Securities (Cost $376,265,896)	381,523,548	5.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 10.8%
		Automobile Asset-Backed Securities: 0.6%
400,000		AmeriCredit Automobile Receivables 2015-4 D, 3.720%, 12/08/2021	$404,039	0.0
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	6,120,097	0.1
8,440,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,550,983	0.1
1,450,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,447,861	0.0
1,550,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,546,731	0.1
1,940,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,936,375	0.0
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	799,499	0.0
4,150,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,196,871	0.1
12,748,382		Other Securities	12,935,166	0.2
			37,937,622	0.6
		Credit Card Asset-Backed Securities: 0.0%
600,000		Other Securities	595,830	0.0
		Home Equity Asset-Backed Securities: 0.3%
7,495,790		Freddie Mac Structured Pass Through Certificates T-31 A7, 2.611%, (US0001M + 0.250%), 05/25/2031	7,449,523	0.1
1,106,806		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.646%, (US0001M + 0.160%), 02/25/2037	991,896	0.0
1,347,591		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.716%, (US0001M + 0.230%), 02/25/2037	1,218,527	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
16,172,731		Other Securities	$13,447,702	0.2
			23,107,648	0.3
		Other Asset-Backed Securities: 8.9%
10,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.587%, (US0003M + 1.260%), 01/15/2032	9,962,550	0.1
5,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A CRR, 4.671%, (US0003M + 2.300%), 01/15/2032	4,920,985	0.1
3,941,019	(1)(9)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	3,951,327	0.1
1,415,063	(1)(9)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,412,176	0.0
3,250,059	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,254,873	0.1
9,628,133	(1)(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	9,799,852	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 4.277%, (US0003M + 1.490%), 10/15/2028	2,931,984	0.0
1,086,917 (1	)(3)(6)(10)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.867%, (US0003M + 1.080%), 04/15/2031	3,859,186	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 4.587%, (US0003M + 1.800%), 04/15/2031	481,813	0.0
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 4.017%, (US0003M + 1.230%), 01/15/2030	9,752,220	0.1
3,620,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.961%, (US0003M + 2.200%), 07/20/2025	3,619,891	0.0
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 4.130%, (US0003M + 1.350%), 07/18/2029	3,831,300	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 4.061%, (US0003M + 1.300%), 07/20/2029	$6,250,484	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 4.111%, (US0003M + 1.350%), 07/20/2030	1,617,564	0.0
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 4.037%, (US0003M + 1.250%), 07/15/2029	8,769,877	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.961%, (US0003M + 1.200%), 01/20/2031	7,296,623	0.1
3,190,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 4.277%, (US0003M + 1.490%), 01/15/2029	3,190,351	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.911%, (US0003M + 1.150%), 04/20/2031	4,831,785	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 5.297%, (US0003M + 2.500%), 04/13/2027	4,069,906	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 4.191%, (US0003M + 1.430%), 10/20/2029	3,269,928	0.0
4,250,000	(1)	Burnham Park Clo Ltd. 2016-1A CR, 4.911%, (US0003M + 2.150%), 10/20/2029	4,218,040	0.1
10,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.916%, (US0003M + 1.140%), 01/20/2031	9,898,520	0.1
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.734%, (US0003M + 1.050%), 05/15/2031	691,814	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.903%, (US0003M + 1.130%), 04/17/2031	3,145,655	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,250,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.997%, (US0003M + 2.200%), 01/14/2032	$6,120,294	0.1
4,300,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.951%, (US0003M + 2.350%), 06/09/2030	4,239,946	0.1
3,500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 5.022%, (US0003M + 2.250%), 07/23/2030	3,410,767	0.0
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 4.023%, (US0003M + 1.250%), 10/17/2030	3,523,477	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 3.086%, (US0001M + 0.600%), 07/25/2033	36,289	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.990%, (US0003M + 1.210%), 10/18/2030	4,033,071	0.1
3,660,000	(1)	CIFC Funding 2016-1A A, 4.241%, (US0003M + 1.480%), 10/21/2028	3,660,556	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 5.111%, (US0003M + 2.350%), 04/20/2030	2,135,612	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 4.029%, (US0003M + 1.250%), 10/24/2030	7,396,389	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.953%, (US0003M + 1.180%), 11/16/2030	2,985,945	0.0
4,675,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 4.761%, (US0003M + 2.000%), 10/20/2028	4,642,897	0.1
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	7,197,615	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
11,206,217		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.636%, (US0001M + 0.150%), 10/25/2036	$9,661,146	0.1
4,516,800	(1)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	4,521,879	0.1
4,750,000	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,779,711	0.1
2,450,000	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,461,025	0.0
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.941%, (US0003M + 1.180%), 10/20/2030	4,180,441	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.997%, (US0003M + 1.210%), 10/15/2030	6,979,021	0.1
2,917,500	(1)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	3,014,565	0.1
640,250	(1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	634,313	0.0
2,382,000	(1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,423,947	0.0
2,332,375	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,381,986	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 4.137%, (US0003M + 1.350%), 04/15/2028	6,605,841	0.1
6,410,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.987%, (US0003M + 2.200%), 04/15/2028	6,360,886	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.884%, (US0003M + 1.200%), 08/15/2030	5,565,295	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 4.011%, (US0003M + 1.250%), 01/20/2030	$7,808,760	0.1
4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,382,310	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.999%, (US0003M + 1.220%), 07/24/2030	4,238,512	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.987%, (US0003M + 1.200%), 10/15/2030	2,485,983	0.0
11,150,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.781%, (US0003M + 1.020%), 04/20/2031	10,980,899	0.2
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.977%, (US0003M + 1.190%), 10/15/2030	2,285,043	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.911%, (US0003M + 1.150%), 11/28/2030	6,972,455	0.1
4,954,085	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	5,172,977	0.1
1,822,721	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,870,152	0.0
1,727,984	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,755,433	0.0
4,226,538	(1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	4,318,765	0.1
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 4.332%, (US0001M + 1.850%), 07/17/2037	1,245,252	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,595,562	(1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	$4,771,152	0.1
3,342,388	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,372,087	0.0
6,000,000	(1)(11)	KKR CLO 21 A Ltd., 3.787%, (US0003M + 1.000%), 04/15/2031	5,900,982	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 4.011%, (US0003M + 1.250%), 01/20/2031	5,928,636	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 3.816%, (US0003M + 1.040%), 07/20/2031	1,851,592	0.0
4,250,000	(1)	LCM XVI L.P. 16A CR2, 4.937%, (US0003M + 2.150%), 10/15/2031	4,240,472	0.0
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.981%, (US0003M + 1.220%), 04/20/2031	4,884,670	0.1
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 4.161%, (US0003M + 1.400%), 10/20/2029	5,407,835	0.1
4,500,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.972%, (US0003M + 2.200%), 07/23/2029	4,446,441	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.965%, (US0003M + 2.200%), 01/27/2026	5,399,806	0.1
1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.561%, (US0003M + 1.800%), 04/20/2030	1,356,215	0.0
1,100,000	(1)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,091,144	0.0
3,200,000	(1)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,108,055	0.1
2,482,000	(1)(3)	Mill City Mortgage Trust 2015-2 B2, 3.872%, 09/25/2057	2,461,528	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	(1)(10)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	$1,499,400	0.0
6,076,125	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	6,109,981	0.1
9,958,641	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	10,105,327	0.1
2,086,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,070,590	0.0
3,541,122	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,533,201	0.1
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.623%, (US0003M + 1.850%), 04/17/2027	2,466,895	0.0
11,500,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.029%, (US0003M + 2.250%), 10/24/2030	11,192,904	0.2
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 4.081%, (US0003M + 1.320%), 03/17/2030	9,472,841	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 4.137%, (US0003M + 1.350%), 07/15/2029	2,966,040	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 4.162%, (US0003M + 1.375%), 07/15/2029	5,417,836	0.1
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 4.111%, (US0003M + 1.350%), 07/19/2030	3,979,267	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.094%, (US0003M + 1.410%), 08/15/2029	5,671,048	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.903%, (US0003M + 1.130%), 01/17/2031	$3,519,651	0.0
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 4.046%, (US0003M + 1.270%), 07/20/2030	2,187,810	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 4.126%, (US0003M + 1.350%), 07/20/2030	4,315,731	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.810%, (US0003M + 1.030%), 04/18/2031	9,851,060	0.1
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.587%, (US0003M + 2.800%), 10/15/2025	5,904,066	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 4.187%, (US0003M + 1.400%), 04/15/2026	6,460,274	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.637%, (US0003M + 1.850%), 04/15/2026	3,836,948	0.1
1,000,000	(1)(11)	Palmer Square Loan Funding 2018-2A C Ltd., 4.737%, (US0003M + 1.950%), 07/15/2026	962,192	0.0
6,169,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,283,086	0.1
4,000,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	4,000,663	0.1
4,300,000	(1)(3)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,396,099	0.1
2,000,000	(1)(3)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,109,848	0.0
3,400,000	(1)(3)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	3,487,904	0.0
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	5,167,452	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	$1,593,251	0.0
7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	7,010,888	0.1
4,000,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	4,058,205	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,757,120	0.1
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	10,219,906	0.1
348,833	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	347,415	0.0
670,689	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	670,758	0.0
4,899,358	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	5,068,225	0.1
7,320,000	(1)	Symphony CLO Ltd. 2012-9A AR, 4.229%, (US0003M + 1.450%), 10/16/2028	7,321,522	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 5.297%, (US0003M + 2.500%), 07/14/2026	3,079,914	0.0
5,952,968	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	6,088,604	0.1
6,134,625	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,422,687	0.1
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,481,327	0.1
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 4.010%, (US0003M + 1.230%), 10/18/2030	6,950,902	0.1
12,000,000	(1)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.608%, (US0003M + 2.150%), 10/20/2030	11,599,608	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
12,250,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.926%, (US0003M + 1.190%), 11/01/2031	$12,236,451	0.2
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	7,024,918	0.1
7,500,000	(1)	Tiaa Clo III Ltd 2017-2A A, 3.929%, (US0003M + 1.150%), 01/16/2031	7,427,528	0.1
1,400,000	(1)(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.776%, 11/25/2060	1,415,795	0.0
2,640,000	(1)(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.538%, 11/25/2057	2,803,234	0.0
4,346,000	(1)(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,157,529	0.1
3,200,000	(1)(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,214,280	0.1
2,200,000	(1)(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,170,731	0.0
9,525,000	(1)(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	8,820,043	0.1
4,000,000	(1)(3)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	3,929,202	0.1
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,049,884	0.0
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	1,476,869	0.0
1,975,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,949,542	0.0
3,643,875	(1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,596,942	0.1
710,926		Other Securities	706,558	0.0
			604,336,726	8.9
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 1.0%
1,248,238	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	$1,269,437	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,242,007	0.0
1,000,000	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	1,003,041	0.0
9,502,000	(1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	9,715,502	0.2
854,726	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	855,966	0.0
1,222,051	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,218,046	0.0
2,828,071	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,794,623	0.1
467,324	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	453,842	0.0
546,161	(1)(3)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	555,681	0.0
430,626	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	434,887	0.0
744,815	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	739,021	0.0
4,400,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.084%, (US0001M + 1.600%), 10/15/2031	4,532,715	0.1
3,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	3,059,883	0.0
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,563,524	0.0
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,405,642	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
1,009,461	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	$994,735	0.0
4,100,000	(1)(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,217,449	0.1
3,000,000	(1)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,983,721	0.0
3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,913,116	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,279,712	0.1
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,155,157	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,929,600	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,139,109	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,996,704	0.0
			71,453,120	1.0
		Total Asset-Backed Securities (Cost $737,302,460)	737,430,946	10.8
CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
1,690,000		Other Securities	1,703,536	0.0
		Total Convertible Bonds/Notes (Cost $1,679,961)	1,703,536	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(12):21.3%
		Federal Home Loan Mortgage Corporation: 6.4%(12)
23,753,568		3.000%, 10/01/2046	23,695,994	0.3
29,362,893		3.000%, 08/01/2048	29,263,867	0.4
26,042,682		3.500%, 12/01/2046	26,552,767	0.4
12,826,014		3.500%, 12/01/2046	13,124,846	0.2
16,513,303		3.500%, 07/01/2047	16,792,024	0.2
14,744,657		3.500%, 01/01/2048	14,989,686	0.2
66,781,222		3.500%, 03/01/2048	68,242,223	1.0
31,573,000	(11)	3.500%, 04/01/2048	32,031,795	0.5
44,961,671		3.500%, 11/01/2048	45,945,357	0.7
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(12): (continued)
		Federal Home Loan Mortgage Corporation (continued)
24,729,673		4.000%, 11/01/2047	$25,537,188	0.4
4,836		4.415%, 05/01/2037	5,060	0.0
137,410,748	(11)	2.500%-7.000%, 01/01/2024-06/01/2048	140,580,825	2.1
			436,761,632	6.4
		Federal National Mortgage Association: 11.4%(12)
18,700,000	(11)	2.500%, 12/25/2026	18,592,010	0.3
94,283,000	(11)	3.000%, 05/01/2043	93,793,170	1.4
15,928,250		3.000%, 12/01/2046	15,892,208	0.2
39,171,767		3.000%, 01/01/2047	39,071,001	0.6
29,046,376		3.500%, 08/01/2046	29,705,971	0.4
19,887,199		3.500%, 07/01/2048	20,310,572	0.3
18,973,343		4.000%, 01/01/2045	19,929,765	0.3
17,273,874		4.000%, 05/01/2045	17,872,530	0.2
17,534,891		4.000%, 07/01/2047	18,217,863	0.3
102,724,000	(11)	4.000%, 04/01/2048	105,677,314	1.5
17,287,820		4.000%, 09/01/2048	17,900,523	0.3
137,739		4.187%, 07/01/2035	142,860	0.0
101,653,000	(11)	5.000%, 05/01/2037	107,361,054	1.6
18,535,201		5.000%, 08/01/2056	20,061,238	0.3
243,791,028	(11)	2.500%-7.500%, 12/01/2027-03/01/2048	250,723,489	3.7
			775,251,568	11.4
		Government National Mortgage Association: 3.5%
16,005,904		3.500%, 08/20/2047	16,384,135	0.3
51,542,000	(11)	4.000%, 04/01/2044	53,239,262	0.8
27,852,000	(11)	4.500%, 04/01/2044	28,927,321	0.4
134,186,567	(3)(11)	3.000%-5.500%, 10/15/2039-10/20/2060	137,401,488	2.0
			235,952,206	3.5
		Total U.S. Government Agency Obligations (Cost $1,431,878,421)	1,447,965,406	21.3
U.S. TREASURY OBLIGATIONS: 15.7%
		U.S. Treasury Bonds: 4.1%
209,364,400		3.375%, 11/15/2048	233,592,605	3.4
43,370,000		3.500%, 02/15/2039	49,246,974	0.7
			282,839,579	4.1
		U.S. Treasury Notes: 11.6%
4,924,000		1.125%, 03/31/2020	4,863,892	0.1
252,330,000		2.125%, 03/31/2024	251,073,278	3.7
31,108,200		2.250%, 03/31/2021	31,100,909	0.4
107,868,000		2.375%, 03/15/2022	108,384,166	1.6
25,122,000		2.500%, 02/28/2026	25,424,249	0.4
361,074,000	(2)	2.625%, 02/15/2029	368,147,382	5.4
			788,993,876	11.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		Total U.S. Treasury Obligations (Cost $1,054,783,998)	$1,071,833,455	15.7
SOVEREIGN BONDS: 1.7%
CLP 10,460,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	15,957,339	0.2
CLP 6,450,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	10,278,694	0.2
300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	309,375	0.0
300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	324,375	0.0
250,000	(1)(2)	Egypt Government International Bond, 5.875%, 06/11/2025	248,598	0.0
290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	278,988	0.0
600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	613,229	0.0
4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,114,000	0.1
600,000	(1)	Paraguay Government International Bond, 4.625%, 01/25/2023	620,517	0.0
2,925,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	3,077,755	0.0
105,054,880	(5)	Other Securities	78,704,492	1.2
		Total Sovereign Bonds (Cost $115,766,890)	114,527,362	1.7

	Value	Percentage of Net Assets
PURCHASED OPTIONS(13): 0.0%
Total Purchased Options (Cost $2,106,324)	131,190	0.0
Total Long-Term Investments (Cost $6,912,070,085)	7,007,548,959	102.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.3%
	Commercial Paper: 4.6%
18,227,000	Autozone, Inc., 5.360%, 04/02/2019	$18,221,647	0.3
38,000,000	Berkshire Hathaway, Inc., 4.450%, 04/03/2019	37,986,093	0.5
50,000,000	CVS Health Corp., 7.850%, 04/01/2019	49,989,250	0.7
22,900,000	Dominion Energy, Inc., 4.470%, 04/03/2019	22,891,588	0.3
2,000,000	Duke Energy Co., 4.470%, 04/03/2019	1,999,265	0.0
25,000,000	DuPont Energy, 4.400%, 04/03/2019	24,990,955	0.4
40,000,000	General Electric Co., 3.240%, 04/10/2019	39,964,493	0.6
50,000,000	Kroger Co., 7.770%, 04/01/2019	49,989,354	0.7
24,747,000	LyondellBasell Industries, 8.000%, 04/01/2019	24,741,576	0.4
27,000,000	Mondelez International, Inc., 2.940%, 05/10/2019	26,913,186	0.4
900,000	Waste Management, Inc., 3.150%, 04/12/2019	899,070	0.0
19,250,000	Waste Management, Inc., 4.010%, 04/04/2019	19,241,540	0.3
		317,828,017	4.6
	Securities Lending Collateral(14): 5.6%
90,453,636	Bank of Nova Scotia, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $90,473,486, collateralized by various U.S. Government Agency Obligations, 3.500%-4.571%, Market Value plus accrued interest $92,283,237, due 12/01/33-02/01/49)	90,453,636	1.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(14) (continued)
90,453,636	Citigroup, Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $90,473,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $92,262,709, due 04/02/19-10/20/68)	$90,453,636	1.3
87,252,209	Morgan Stanley, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $87,271,213, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $88,997,253, due 02/01/46-07/01/47)	87,252,209	1.3
47,550,004	State of Wisconsin Investment Board, Repurchase Agreement dated 03/29/19, 2.80%, due 04/01/19 (Repurchase Amount $47,560,947, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $48,581,257, due 07/15/20-02/15/47)	47,550,004	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(14) (continued)
64,846,698	TD Securities (USA) LLC, Repurchase Agreement dated 03/29/19, 2.62%, due 04/01/19 (Repurchase Amount $64,860,662, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $66,143,632, due 06/01/47-08/01/48)	$64,846,698	1.0
		380,556,183	5.6
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
6,107,000	(15)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350% (Cost $6,107,000)	6,107,000	0.1
		Total Short-Term Investments (Cost $704,560,396)	704,491,200	10.3
		Total Investments in Securities (Cost $7,616,630,481)	$7,712,040,159	113.1
		Liabilities in Excess of Other Assets	(894,362,686)	(13.1)
		Net Assets	$6,817,677,473	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(4)
The grouping contains Level 3 securities.

(5)
The grouping contains securities on loan.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.

(10)
For fair value measurement disclosure purposes, security is

categorized as Level 3, whose value was determined using significant unobservable inputs.
(11)
Settlement is on a when-issued or delayed-delivery basis.

(12)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(13)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(14)
Represents securities purchased with cash collateral received for securities on loan.

(15)
Rate shown is the 7-day yield as of March 31, 2019.

CLP
Chilean Peso

DKK
Danish Krone

PLN
Polish Zloty

RON
Romanian New Leu

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Purchased Options	$—	$131,190	$—	$131,190
Corporate Bonds/Notes	—	2,085,175,294	—	2,085,175,294
Collateralized Mortgage Obligations	—	1,167,258,222	—	1,167,258,222
Convertible Bonds/Notes	—	1,703,536	—	1,703,536
U.S. Treasury Obligations	—	1,071,833,455	—	1,071,833,455
Sovereign Bonds	—	114,527,362	—	114,527,362
Asset-Backed Securities	—	735,931,546	1,499,400	737,430,946
U.S. Government Agency Obligations	—	1,447,965,406	—	1,447,965,406
Commercial Mortgage-Backed Securities	—	381,523,548	—	381,523,548
Short-Term Investments	6,107,000	698,384,200	—	704,491,200
Total Investments, at fair value	$6,107,000	$7,704,433,759	$1,499,400	$7,712,040,159

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Other Financial Instruments+
Centrally Cleared Swaps	—	3,328,718	—	3,328,718
Forward Foreign Currency Contracts	—	352,824	—	352,824
Forward Premium Swaptions	—	84,093	—	84,093
Futures	15,062,820	—	—	15,062,820
Total Assets	$21,169,820	$7,708,199,394	$1,499,400	$7,730,868,614
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(4,315,359)	$—	$(4,315,359)
Forward Foreign Currency Contracts	—	(242,487)	—	(242,487)
Forward Premium Swaptions	—	(891,548)	—	(891,548)
Futures	(9,700,979)	—	—	(9,700,979)
Written Options	—	(12,959,595)	—	(12,959,595)
Total Liabilities	$(9,700,979)	$(18,408,989)	$—	$(28,109,968)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 24,998,099	CLP 17,132,447,038	Barclays Bank PLC	04/05/19	$(178,101)
USD 9,177	MYR 38,391	Barclays Bank PLC	04/05/19	(227)
USD 53,143	ILS 198,126	Barclays Bank PLC	04/05/19	(1,408)
CLP 253,404,000	USD 385,163	BNP Paribas	04/05/19	(12,785)
CZK 16,051	USD 716	Citibank N.A.	04/05/19	(19)
RON 748,000	USD 178,419	Citibank N.A.	04/05/19	(2,688)
USD 476,396	PEN 1,594,688	Citibank N.A.	04/05/19	(4,185)
USD 65,068	COP 211,281,189	Citibank N.A.	04/05/19	(1,193)
USD 3,706,839	PLN 13,842,752	Citibank N.A.	04/05/19	101,051
ZAR 7,288,516	USD 506,790	Citibank N.A.	04/05/19	(1,832)
USD 438,460	TRY 2,441,206	Citibank N.A.	04/05/19	2,106
USD 5,430,037	RON 22,130,116	Citibank N.A.	04/05/19	230,905
USD 532,108	BRL 2,056,971	Goldman Sachs International	04/05/19	6,848
MXN 2,057,068	USD 101,868	Goldman Sachs International	04/05/19	4,060
USD 561,934	RUB 38,532,828	Goldman Sachs International	04/05/19	(25,032)
USD 527,812	PHP 28,201,524	Goldman Sachs International	04/05/19	(8,912)
USD 298,574	HUF 83,233,021	Goldman Sachs International	04/05/19	7,854
USD 604,000	CLP 415,044,640	JPMorgan Chase Bank N.A.	04/05/19	(5,910)
USD 621,094	IDR 8,969,214,103	JPMorgan Chase Bank N.A.	06/28/19	(195)
				$110,337

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

At March 31, 2019, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,554	06/19/19	$317,254,687	$4,743,685
U.S. Treasury 2-Year Note	159	06/28/19	33,881,906	(10,985)
U.S. Treasury Long Bond	1,046	06/19/19	156,540,437	4,348,272
U.S. Treasury Ultra Long Bond	920	06/19/19	154,560,000	5,970,863
			$662,237,030	$15,051,835
Short Contracts
U.S. Treasury 5-Year Note	(3,010)	06/28/19	(348,642,656)	(3,297,967)
U.S. Treasury Ultra 10-Year Note	(2,240)	06/19/19	(297,430,000)	(6,392,027)
			$(646,072,656)	$(9,689,994)

At March 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Fund:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Implied Credit Spread at 03/31/19 (%)(3)	Notional Amount(4)	Fair Value(5)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc., 2.750%, due 3/15/2023	Sell	1.000	06/20/24	0.577	USD 11,540,000	$237,355	$1,283
						$237,355	$1,283

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
Payments received quarterly.

(3)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At March 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.460%	Semi-Annual	10/13/20	USD151,804,000	$(2,305,599)	$(2,305,599)
Pay	3-month USD-LIBOR	Quarterly	2.431	Semi-Annual	03/26/29	USD44,435,000	64,637	64,637
Pay	3-month USD-LIBOR	Quarterly	2.432	Semi-Annual	03/26/29	USD266,601,000	411,717	411,717
Pay	3-month USD-LIBOR	Quarterly	2.462	Semi-Annual	03/26/29	USD266,603,000	1,128,928	1,128,928
Pay	3-month USD-LIBOR	Quarterly	2.381	Semi-Annual	03/27/29	USD428,160,000	(1,288,937)	(1,288,937)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD38,344,000	(407,608)	(407,608)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD31,365,000	(254,344)	(254,344)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD24,606,000	(57,586)	(57,586)
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 162,439,000	907,160	907,160
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD45,684,000	814,993	814,993
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD45,865,000	(1,285)	(1,285)
							$(987,924)	$(987,924)

At March 31, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.000%	3-month USD-LIBOR	05/28/19	USD 444,337,000	$933,108	$59,658
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD 222,167,000	477,659	28,305
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD 339,296,000	695,557	43,227
							$2,106,324	$131,190

At March 31, 2019, the following over-the-counter written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	05/28/19	USD 444,337,000	$1,199,710	$(5,638,104)
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD 339,296,000	933,064	(4,424,428)
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD 222,167,000	599,851	(2,897,063)
							$2,732,625	$(12,959,595)

At March 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	5.250%	Receive	3-month USD-LIBOR	02/21/20	USD93,278,000	$(48,970,950)	$(24,361)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	5.288%	Receive	3-month USD-LIBOR	04/25/19	USD170,202,000	(8,999,431)	(307,616)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD90,362,000	(4,635,571)	84,093
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.280%	Receive	3-month USD-LIBOR	02/24/20	USD78,353,000	(4,135,079)	(38,837)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD174,548,000	(9,242,317)	(117,406)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.320%	Receive	3-month USD-LIBOR	04/25/19	USD 189,198,000	(10,065,334)	(403,328)
							$(86,048,682)	$(807,455)

(1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$131,190
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	352,824
Interest rate contracts	Unrealized appreciation on forward premium swaptions	84,093
Interest rate contracts	Net Assets — Unrealized appreciation**	15,062,820
Interest rate contracts	Net Assets — Unrealized appreciation***	3,327,435
Credit contracts	Net Assets — Unrealized depreication***	1,283
Total Asset Derivatives		$18,959,645
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$242,487
Interest rate contracts	Unrealized depreciation on forward premium swaptions	891,548
Interest rate contracts	Net Assets — Unrealized depreciation**	9,700,979
Interest rate contracts	Net Assets — Unrealized depreciation***	4,315,359
Interest rate contracts	Written options, at fair value	12,959,595
Total Liability Derivatives		$28,109,968

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$5,099,928	$5,099,928
Equity contracts	—	—	(2,884,845)	—	(2,884,845)
Foreign exchange contracts	—	13,583,976	—	—	13,583,976
Interest rate contracts	(913,474)	—	(4,809,430)	(305,319)	(6,028,223)
Total	$(913,474)	$13,583,976	$(7,694,275)	$4,794,609	$9,770,836

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(467,454)	$—	$(467,454)
Foreign exchange contracts	—	1,138,261	—	—	—	1,138,261
Interest rate contracts	(3,183,900)	—	4,380,536	2,884,863	(10,226,970)	(6,145,471)
Total	$(3,183,900)	$1,138,261	$4,380,536	$2,417,409	$(10,226,970)	$(5,474,664)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2019:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Purchased options	$—	$—	$—	$131,190	$—	$—	$—	$131,190
Forward foreign currency contracts	—	—	—	334,062	18,762	—	—	352,824
Forward premium swaptions	—	—	—	—	84,093	—	—	84,093
Total Assets	$—	$—	$—	$465,252	$102,855	$—	$—	$568,107
Liabilities:
Forward foreign currency contracts	$—	$179,736	$12,785	$9,917	$33,944	$6,105	$—	$242,487
Forward premium swaptions	24,361	307,616	—	—	—	—	559,571	891,548
Written options	—	—	—	12,959,595	—	—	—	12,959,595
Total Liabilities	$24,361	$487,352	$12,785	$12,969,512	$33,944	$6,105	$559,571	$14,093,630
Net OTC derivative instruments by counterparty, at fair value	$(24,361)	$(487,352)	$(12,785)	$(12,504,260)	$68,911	$(6,105)	$(559,571)	$(13,525,523)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$487,352	$—	$12,504,260	$—	$—	$559,571	$13,551,183
Net Exposure(1)(2)(3)	$(24,361)	$—	$(12,785)	$—	$68,911	$(6,105)	$—	$25,660

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2019, the Fund had pledged $590,000, $14,935,000 and $970,000 in cash collateral to Barclays Bank PLC, Citibank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2019 (continued)

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $7,631,251,962.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$142,405,999
Gross Unrealized Depreciation	(70,425,349)
Net Unrealized Appreciation	$71,980,650

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 59.4%
		Basic Materials: 1.9%
400,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$403,996	0.3
192,000		DowDuPont, Inc., 3.794%, (US0003M + 1.110%), 11/15/2023	192,709	0.2
160,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	166,402	0.1
300,000	(1)	OCI NV, 6.625%, 04/15/2023	312,600	0.3
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	311,310	0.3
841,000		Other Securities	840,998	0.7
			2,228,015	1.9
		Communications: 4.6%
300,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	300,900	0.3
130,000	(1)	Fox Corp., 4.030%, 01/25/2024	134,974	0.1
400,000	(1)	Sky Ltd., 2.625%, 09/16/2019	399,347	0.4
240,000	(1)	Sky Ltd., 3.125%, 11/26/2022	242,741	0.2
250,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	252,683	0.2
3,893,000		Other Securities	3,919,634	3.4
			5,250,279	4.6
		Consumer, Cyclical: 4.4%
214,000	(1)	BMW US Capital LLC, 1.450%, 09/13/2019	212,950	0.2
150,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	152,017	0.1
200,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	199,161	0.1
200,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	202,010	0.2
110,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	110,528	0.1
460,000		Delta Air Lines, Inc., 2.875%-3.800%, 03/13/2020-04/19/2023	462,094	0.4
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	546,270	0.5
190,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	186,812	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
70,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	$70,410	0.0
200,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	201,947	0.2
320,000		Toyota Motor Credit Corp., 2.950%-3.050%, 01/08/2021-04/13/2021	322,679	0.3
2,374,401		Other Securities	2,420,639	2.1
			5,087,517	4.4
		Consumer, Non-cyclical: 7.6%
380,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	378,651	0.3
285,000	(1)	Cigna Corp., 3.200%, 09/17/2020	286,473	0.3
580,000		CVS Health Corp., 3.350%, 03/09/2021	584,943	0.5
240,000	(1)	Danone SA, 1.691%, 10/30/2019	238,474	0.2
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	209,422	0.2
200,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	202,532	0.2
200,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	205,216	0.2
6,548,000		Other Securities	6,577,386	5.7
			8,683,097	7.6
		Energy: 4.8%
184,000		BP Capital Markets America, Inc., 3.216%-4.742%, 03/11/2021-11/28/2023	189,799	0.2
529,000		BP Capital Markets PLC, 2.315%-2.521%, 01/15/2020-02/13/2020	527,756	0.4
250,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	254,375	0.2
170,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	168,723	0.1
170,000	(1)	Schlumberger Holdings Corp., 3.000%, 12/21/2020	170,756	0.2
130,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	132,717	0.1
416,000		Shell International Finance BV, 1.750%, 09/12/2021	408,158	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
378,000		Shell International Finance BV, 1.375%-2.125%, 09/12/2019-05/11/2020	$376,095	0.3
3,299,000		Other Securities	3,346,288	2.9
			5,574,667	4.8
		Financial: 22.8%
210,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	209,331	0.2
200,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	202,598	0.1
195,000		American Express Credit Corp., 1.875%, 05/03/2019	195,000	0.2
245,000		American Express Co., 3.700%, 11/05/2021- 08/03/2023	250,996	0.2
200,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	198,519	0.2
285,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	284,255	0.2
550,000		Bank of America Corp., 2.151%, 11/09/2020	544,661	0.5
536,000	(2)	Bank of America Corp., 2.369%-3.004%, 07/21/2021-12/20/2023	533,414	0.4
252,000		Bank of Nova Scotia, 1.650%, 06/14/2019	251,483	0.2
300,000		Bank of Nova Scotia/The, 2.450%-3.125%, 03/22/2021-04/20/2021	300,401	0.3
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	198,468	0.2
400,000	(1)	BPCE SA, 2.750%, 01/11/2023	395,377	0.3
326,000		Citigroup, Inc., 2.900%, 12/08/2021	325,939	0.3
207,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	206,147	0.2
200,000		Credit Suisse AG, 5.300%, 08/13/2019	201,808	0.2
360,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	361,327	0.3
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	197,902	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
300,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	$297,701	0.3
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	126,602	0.1
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	424,424	0.4
470,000		HSBC Holdings PLC, 3.400%, 03/08/2021	474,401	0.4
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	208,552	0.2
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	205,857	0.2
260,000	(1)	ING Bank NV, 1.650%, 08/15/2019	258,971	0.2
835,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	833,474	0.7
503,000		JPMorgan Chase & Co., 2.550%-4.500%, 03/01/2021-01/25/2023	508,826	0.5
512,000		Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/2020	518,414	0.4
175,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	182,596	0.2
250,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	253,873	0.2
427,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	424,682	0.4
556,000		Morgan Stanley, 5.500%, 07/28/2021	588,974	0.5
270,000		Morgan Stanley, 5.625%, 09/23/2019	273,525	0.2
550,000		National Australia Bank Ltd./New York, 2.500%-3.700%, 11/04/2021-05/22/2022	552,614	0.5
802,000		National Rural Utilities Cooperative Finance Corp., 1.500%-2.350%, 11/01/2019-09/15/2022	796,229	0.7
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	199,190	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
150,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	$156,078	0.1
130,000	(1)	New York Life Global Funding, 2.950%, 01/28/2021	130,800	0.1
280,000	(1)	Nordea Bank ABP, 4.875%, 01/27/2020	284,736	0.2
200,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	205,304	0.2
190,000		PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	195,311	0.1
560,000		PNC Bank NA, 2.600%-2.700%, 07/21/2020-11/01/2022	558,853	0.5
190,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	188,448	0.2
175,000	(1)	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,531	0.1
456,000		Royal Bank of Canada, 2.125%, 03/02/2020	453,842	0.4
85,000		Royal Bank of Canada, 3.455%, (US0003M + 0.660%), 10/05/2023	84,644	0.1
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	473,379	0.4
363,000	(1)	Scentre Group Trust 1/Scentre Group Trust 2, 2.375%, 11/05/2019	361,953	0.3
265,000	(1)	Standard Chartered PLC, 2.100%, 08/19/2019	264,165	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	556,609	0.5
200,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	199,637	0.2
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	198,864	0.2
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	249,269	0.2
200,000	(1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	198,357	0.2
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	94,391	0.1
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	458,451	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
580,000	(2)	Wells Fargo Bank NA, 3.325%-3.625%, 07/23/2021-10/22/2021	$588,125	0.5
542,000	(3)	Westpac Banking Corp., 1.600%-2.300%, 08/19/2019-05/26/2020	539,880	0.5
7,519,000	(4)	Other Securities	7,583,849	6.6
			26,188,007	22.8
		Industrial: 3.6%
300,000	(1)	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	302,625	0.3
460,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	458,915	0.4
450,000		Caterpillar Financial Services Corp., 2.950%-3.650%, 09/07/2021-12/07/2023	459,477	0.4
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	308,625	0.3
140,000	(1)	Penske Truck Leasing Co. Lp/PTL Finance Corp., 3.650%, 07/29/2021	141,969	0.1
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	198,281	0.2
275,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	281,200	0.2
1,997,000		Other Securities	2,000,786	1.7
			4,151,878	3.6
		Technology: 5.2%
930,000		Apple, Inc., 1.800%-2.000%, 02/07/2020-11/13/2020	924,156	0.8
740,000	(1)	Dell International LLC/EMC Corp., 4.420%, 06/15/2021	759,594	0.6
300,000	(1)	First Data Corp., 5.375%, 08/15/2023	307,314	0.3
170,000		Intel Corp., 1.850%, 05/11/ 2020	168,724	0.1
637,000		Intel Corp., 2.450%, 07/29/ 2020	636,379	0.6
300,000	(1)	IQVIA, Inc., 4.875%, 05/15/2023	306,780	0.3
462,000		NVIDIA Corp., 2.200%, 09/16/2021	456,065	0.4
2,442,000	(4)	Other Securities	2,447,475	2.1
			6,006,487	5.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 4.5%
525,000		Duke Energy Corp., 1.800%, 09/01/2021	$512,662	0.4
120,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	123,456	0.1
4,595,000		Other Securities	4,590,498	4.0
			5,226,616	4.5
		Total Corporate Bonds/Notes (Cost $68,209,455)	68,396,563	59.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.7%
235,731		Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	230,250	0.2
64,394		Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	64,567	0.1
129,020		Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	136,272	0.1
42,418		Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	42,092	0.0
202,326		Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	204,564	0.2
2,259,274		Fannie Mae REMICS 2010-123 FL, 2.916%, (US0001M + 0.430%), 11/25/2040	2,260,341	2.0
1,084,250		Fannie Mae REMICS 2011-51 FM, 3.136%, (US0001M + 0.650%), 06/25/2041	1,096,370	0.9
2,257,642		Fannie Mae REMICS 2011-96 FN, 2.986%, (US0001M + 0.500%), 10/25/2041	2,265,040	2.0
417,116		Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/ 2028	460,928	0.4
222,992		Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	222,009	0.2
569,144	(2)	Ginnie Mae Series 2014-53 JM, 7.127%, 04/20/2039	638,240	0.5
129,547	(2)	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 5.017%, 02/25/2034	133,580	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	Total Collateralized Mortgage Obligations (Cost $7,772,779)	$7,754,253	6.7
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 0.8%
	Federal Home Loan Mortgage Corporation: 0.5%(5)
562,474	5.500%, 01/01/2037-02/01/ 2039	609,008	0.5
	Federal National Mortgage Association: 0.3%(5)
329,142	5.000%, 03/01/2027- 07/01/2034	345,910	0.3
	Total U.S. Government Agency Obligations (Cost $954,751)	954,918	0.8
ASSET-BACKED SECURITIES: 15.9%
	Automobile Asset-Backed Securities: 6.7%
250,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/ 2022	248,436	0.2
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/ 2022	446,817	0.4
250,000	Carmax Auto Owner Trust 2019-1 A2A, 3.020%, 07/15/2022	250,693	0.2
250,000	Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/ 2022	252,124	0.2
400,000	Ford Credit Auto Owner Trust 2018-A A4, 3.160%, 10/15/2023	406,703	0.4
350,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	349,282	0.3
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	499,115	0.5
150,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	151,053	0.1
350,000	Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	350,803	0.3
150,000	Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	151,294	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
200,000		Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	$202,516	0.2
350,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	358,488	0.3
200,000		Nissan Auto Receivables 2019-A A2A Owner Trust, 2.820%, 01/18/2022	200,291	0.2
200,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	199,705	0.2
500,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	497,501	0.4
400,000		Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	401,934	0.4
200,000	(1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	199,255	0.2
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	149,215	0.1
231,901	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/ 2021	234,622	0.2
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	445,842	0.4
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	246,769	0.2
1,400,000		Other Securities	1,407,078	1.2
			7,649,536	6.7
		Credit Card Asset-Backed Securities: 1.8%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	447,053	0.4
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	448,164	0.4
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	603,848	0.5
550,000		Other Securities	544,955	0.5
			2,044,020	1.8
		Home Equity Asset-Backed Securities: 0.0%
4,791		Other Securities	4,786	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 6.5%
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 4.017%, (US0003M + 1.230%), 01/15/2030	$390,089	0.3
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 4.130%, (US0003M + 1.350%), 07/18/2029	246,227	0.2
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.961%, (US0003M + 1.200%), 01/20/2031	243,221	0.2
560,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 4.277%, (US0003M + 1.490%), 01/15/2029	560,061	0.5
410,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 4.061%, (US0003M + 1.300%), 04/20/2031	409,997	0.4
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 4.023%, (US0003M + 1.250%), 10/17/2030	249,538	0.2
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.990%, (US0003M + 1.210%), 10/18/2030	248,955	0.2
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 3.871%, (US0003M + 1.110%), 01/22/2031	247,500	0.2
250,000	(1)	CIFC Funding 2016-1A A, 4.241%, (US0003M + 1.480%), 10/21/2028	250,038	0.3
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.941%, (US0003M + 1.180%), 10/20/2030	248,836	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 4.137%, (US0003M + 1.350%), 04/15/2028	247,967	0.2
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.884%, (US0003M + 1.200%), 08/15/2030	360,019	0.3
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 4.011%, (US0003M + 1.250%), 01/20/2030	244,024	0.2
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.999%, (US0003M + 1.220%), 07/24/2030	249,324	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
330,000	(1)	LCM XXIII Ltd. 23A A1, 4.161%, (US0003M + 1.400%), 10/20/2029	$330,479	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 3.887%, (US0003M + 1.100%), 10/15/2031	248,371	0.2
250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 4.081%, (US0003M + 1.320%), 03/17/2030	250,075	0.2
250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 4.162%, (US0003M + 1.375%), 07/15/2029	245,373	0.2
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 4.111%, (US0003M + 1.350%), 07/19/2030	245,029	0.2
260,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.094%, (US0003M + 1.410%), 08/15/2029	260,507	0.2
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.973%, (US0003M + 1.200%), 10/17/2031	248,925	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 4.046%, (US0003M + 1.270%), 07/20/2030	249,750	0.3
250,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 4.126%, (US0003M + 1.350%), 07/20/2030	248,602	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	248,055	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	303,052	0.3
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	99,285	0.1
350,000		Other Securities	351,064	0.3
			7,524,363	6.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 0.9%
243,799	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	$240,916	0.2
450,000	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	457,996	0.4
300,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.084%, (US0001M + 1.600%), 10/15/2031	309,049	0.3
			1,007,961	0.9
		Total Asset-Backed Securities (Cost $18,249,375)	18,230,666	15.9
SUPRANATIONAL BONDS: 0.1%
58,000		Other Securities	57,564	0.1
		Total Supranational Bonds (Cost $57,830)	57,564	0.1
SOVEREIGN BONDS: 2.1%
2,165,000		FMS Wertmanagement, 1.750%, 01/24/2020	2,152,606	1.9
275,000	(1)	Kommunalbanken AS, 3.125%, 10/18/2021	280,348	0.2
		Total Sovereign Bonds (Cost $2,423,352)	2,432,954	2.1
U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Notes: 5.2%
498,000		2.125%, 03/31/2024	495,520	0.4
1,810,100		2.250%, 03/31/2021	1,809,676	1.6
1,566,000		2.375%, 03/15/2022	1,573,493	1.4
2,050,000		2.500%, 02/28/2026	2,074,664	1.8
		Total U.S. Treasury Obligations (Cost $5,946,176)	5,953,353	5.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.7%
382,146	(1)(2)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.740%, 04/12/2038	392,463	0.3
540,000	(1)	BXMT 2017-FL1 A Ltd., 3.354%, (US0001M + 0.870%), 06/15/2035	539,835	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
90,000	(2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.112%, 11/10/2046	$95,777	0.1
411,228		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	425,082	0.4
178,111		COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	179,974	0.1
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	435,505	0.4
90,774		COMM 2014-CR17 A2, 3.012%, 05/10/2047	90,707	0.1
793,000	(1)(2)	DBUBS 2011-LC1A E, 5.699%, 11/10/2046	821,853	0.7
109,796	(1)(2)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.307%, 06/10/2036	109,673	0.1
124,955	(2)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	128,091	0.1
263,190		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	256,150	0.2
265,582		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	257,241	0.2
63,043	(2)	Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	60,858	0.0
134,122		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,130	0.1
198,330		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	189,821	0.2
86,654		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	85,346	0.1
396,977		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	384,553	0.3
202,746		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	196,851	0.2
86,280		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	84,373	0.1
145,349		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,019	0.1
541,831		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	525,870	0.5
339,585		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	333,213	0.3
148,645		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	144,752	0.1
250,000	(1)(2)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	247,602	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
290,000	(1)(2)	GS Mortgage Securities Trust 2012-GC6 C, 5.653%, 01/10/2045	$305,276	0.3
288,302	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	291,116	0.3
1,040,000	(1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.383%, 08/15/2046	1,087,194	0.9
340,000	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	344,016	0.3
64,795		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	64,718	0.1
303,926		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	302,574	0.3
195,162		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	197,575	0.2
240,000		Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	244,683	0.2
600,000	(1)(2)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	623,041	0.5
290,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	290,474	0.2
460,000	(1)	TPG Real Estate Finance 2018-FL-1 D Issuer LTD., 5.184%, (US0001M + 2.700%), 02/15/2035	460,860	0.4
224,000		Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	225,219	0.2
501,175		Other Securities	501,525	0.4
		Total Commercial Mortgage-Backed Securities (Cost $11,309,803)	11,196,010	9.7
		Total Long-Term Investments (Cost $114,923,521)	114,976,281	99.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Commercial Paper: 2.6%
2,000,000	Kroger Co., 7.770%, 04/01/2019	$1,999,574	1.7
1,000,000	Sysco Corp., 7.700%, 04/01/2019	999,789	0.9
		2,999,363	2.6
	Securities Lending Collateral(6): 0.6%
721,257	Citibank N.A., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $721,414, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.960%-4.500%, Market Value plus accrued interest $736,819, due 01/01/28-07/01/48) (Cost $721,257)	721,257	0.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.7%
1,945,000	(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350% (Cost $1,945,000)	1,945,000	1.7
		Total Short-Term Investments (Cost $5,666,257)	5,665,620	4.9
		Total Investments in Securities (Cost $120,589,778)	$120,641,901	104.8
		Liabilities in Excess of Other Assets	(5,579,064)	(4.8)
		Net Assets	$115,062,837	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$68,396,563	$—	$68,396,563
Collateralized Mortgage Obligations	—	7,754,253	—	7,754,253
U.S. Government Agency Obligations	—	954,918	—	954,918
U.S. Treasury Obligations	—	5,953,353	—	5,953,353
Commercial Mortgage-Backed Securities	—	11,196,010	—	11,196,010
Asset-Backed Securities	—	18,230,666	—	18,230,666
Sovereign Bonds	—	2,432,954	—	2,432,954
Supranational Bonds	—	57,564	—	57,564
Short-Term Investments	1,945,000	3,720,620	—	5,665,620
Total Investments, at fair value	$1,945,000	$118,696,901	$—	$120,641,901
Other Financial Instruments+
Forward Premium Swaptions	—	753	—	753
Futures	109,174	—	—	109,174
Total Assets	$2,054,174	$118,697,654	$—	$120,751,828
Liabilities Table
Other Financial Instruments+
Forward Premium Swaptions	$—	$(8,560)	$—	$(8,560)
Futures	(87,309)	—	—	(87,309)
Total Liabilities	$(87,309)	$(8,560)	$—	$(95,869)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	141	06/28/19	$30,046,219	$109,174
			$30,046,219	$109,174
Short Contracts
U.S. Treasury 10-Year Note	(11)	06/19/19	(1,366,406)	(20,473)
U.S. Treasury 5-Year Note	(61)	06/28/19	(7,065,516)	(66,836)
			$(8,431,922)	$(87,309)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

At March 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Short Term Bond Fund:
Description	Counterparty	Exercise Rate(1)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(2)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	5.250%	Receive	3-month USD-LIBOR	02/21/20	USD 605,000	$(317,625)	$(158)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	5.288%	Receive	3-month USD-LIBOR	04/25/19	USD1,719,000	(90,892)	(3,107)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD809,000	(41,502)	753
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.280%	Receive	3-month USD-LIBOR	02/24/20	USD508,000	(26,810)	(252)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD1,441,000	(76,301)	(969)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.320%	Receive	3-month USD-LIBOR	04/25/19	USD1,911,000	(101,665)	(4,074)
							$(654,795)	$(7,807)

(1)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(2)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$109,174
Interest rate contracts	Unrealized appreciation on forward premium swaptions	753
Total Asset Derivatives		$109,927
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$87,309
Interest rate contracts	Unrealized depreciation on forward premium swaptions	8,560
Total Liability Derivatives		$95,869

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Equity contracts	$—	$(20,413)	$—	$(20,413)
Interest rate contracts	(9,226)	(101,606)	(189)	(111,021)
Total	$(9,226)	$(122,019)	$(189)	$(131,434)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Total
Interest rate contracts	$(12,613)	$52,977	$40,364
Total	$(12,613)	$52,977	$40,364

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2019:
	Bank of America N.A.	Goldman Sachs International	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward premium swaptions	$—	$753	$—	$753
Total Assets	$—	$753	$—	$753
Liabilities:
Forward premium swaptions	$3,265	$—	$5,295	$8,560
Total Liabilities	$3,265	$—	$5,295	$8,560
Net OTC derivative instruments by counterparty, at fair value	$(3,265)	$753	$(5,295)	$(7,807)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(3,265)	$753	$(5,295)	$(7,807)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $120,611,706.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$595,050
Gross Unrealized Depreciation	(550,796)
Net Unrealized Appreciation	$44,254

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 14.1%
		Basic Materials: 1.0%
1,925,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	$1,909,753	0.1
440,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	442,200	0.0
565,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	570,650	0.1
550,000	(1)(2)	Constellium NV, 6.625%, 03/01/2025	562,375	0.1
440,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	415,800	0.0
1,250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	1,252,662	0.1
200,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	188,750	0.0
230,000	(1)	Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.000%, 04/15/2025	233,450	0.0
600,000	(1)	OCI NV, 6.625%, 04/15/2023	625,200	0.1
365,000	(1)(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	344,013	0.0
500,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	506,250	0.0
85,000	(1)(2)	Tronox Finance PLC, 5.750%, 10/01/2025	79,156	0.0
320,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	306,608	0.0
6,505,000		Other Securities	6,447,475	0.5
			13,884,342	1.0
		Communications: 2.4%
775,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	783,719	0.0
200,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	176,000	0.0
750,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	751,875	0.1
410,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	426,913	0.0
400,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	413,000	0.0
325,000	(1)(2)	CBS Radio, Inc., 7.250%, 11/01/2024	325,000	0.0
280,000	(1)	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 05/01/2027	282,450	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
155,000	(1)	CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, 02/01/2028	$153,644	0.0
1,455,000	(1)	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,527,750	0.1
380,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	403,750	0.0
195,000	(1)	CommScope Finance LLC, 8.250%, 03/01/2027	202,800	0.0
390,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	380,620	0.1
320,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	284,538	0.0
700,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	721,210	0.1
300,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	310,500	0.0
520,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	522,600	0.1
275,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	292,875	0.0
300,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	267,090	0.0
365,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	356,788	0.1
695,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	735,831	0.1
730,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	742,775	0.1
500,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	502,500	0.0
320,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	291,200	0.0
455,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	437,938	0.0
90,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	91,012	0.0
520,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	522,262	0.1
375,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	390,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
430,000	(1)	Telesat Canada/Telesat LLC, 8.875%, 11/15/2024	$464,400	0.0
95,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	96,910	0.0
21,871,000	(3)	Other Securities	21,796,434	1.5
			34,654,384	2.4
		Consumer, Cyclical: 1.3%
705,000	(1)	1011778 BC ULC/New Red Finance, Inc., 5.000%, 10/15/2025	698,161	0.1
285,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	288,919	0.0
255,000	(1)	Ashton Woods USA LLC/Ashton Woods Finance Co., 6.750%, 08/01/2025	233,325	0.0
200,000	(1)	Ashton Woods USA LLC/Ashton Woods Finance Co., 9.875%, 04/01/2027	205,000	0.0
570,000	(1)	Caesars Resort Collection LLC/CRC Finco, Inc., 5.250%, 10/15/2025	551,475	0.1
230,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	241,799	0.0
385,000	(1)(2)	CCM Merger, Inc., 6.000%, 03/15/2022	396,069	0.0
340,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	361,250	0.0
565,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	569,237	0.1
200,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	208,750	0.0
400,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	418,000	0.1
540,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	548,100	0.0
545,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	556,581	0.1
95,000	(1)	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.250%, 05/15/2026	97,137	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
145,000	(1)	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.500%, 05/15/2027	$145,725	0.0
380,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	370,500	0.0
865,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	648,750	0.1
300,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	294,750	0.0
635,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	649,288	0.1
375,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	407,438	0.0
55,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	54,278	0.0
410,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	406,433	0.0
365,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	360,438	0.0
545,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	531,375	0.0
110,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	114,125	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	255,313	0.0
470,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	458,250	0.0
8,300,000	(3)	Other Securities	8,276,421	0.6
			18,346,887	1.3
		Consumer, Non-cyclical: 2.8%
175,000	(1)	Albertsons Cos LLC/ Safeway, Inc./New Albertsons L.P./ Albertson’s LLC, 7.500%, 03/15/2026	180,906	0.0
230,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	178,825	0.0
815,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	865,937	0.1
615,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	620,277	0.0
730,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	748,250	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
365,000	(1)	Cardtronics, Inc./ Cardtronics USA, Inc., 5.500%, 05/01/2025	$358,612	0.0
1,220,000	(1)	Cigna Corp., 3.750%, 07/15/2023	1,252,143	0.1
1,990,000	(1)	Cigna Corp., 4.900%, 12/15/2048	2,062,518	0.2
410,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	415,125	0.0
295,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	298,319	0.0
250,000	(1)(2)	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.875%, 10/15/2024	246,562	0.0
365,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	349,487	0.0
465,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	489,413	0.0
90,000	(1)	Hertz Corp., 5.500%, 10/15/2024	75,938	0.0
590,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	610,650	0.1
415,000	(1)	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	423,819	0.0
275,000	(1)	JBS USA LUX SA/JBS USA Finance, Inc., 5.875%, 07/15/2024	283,594	0.0
275,000	(1)	JBS USA LUX SA/JBS USA Finance, Inc., 6.750%, 02/15/2028	285,656	0.1
515,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	515,000	0.0
525,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	533,531	0.1
250,000	(1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	253,750	0.0
250,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	252,500	0.0
320,000	(1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	316,880	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
590,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	$575,988	0.1
140,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	150,150	0.0
325,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	286,813	0.0
420,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	456,981	0.0
220,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	215,050	0.0
26,093,000	(3)	Other Securities	26,115,688	1.9
			39,418,362	2.8
		Energy: 2.5%
210,000	(1)	Archrock Partners L.P./Archrock Partners Finance Corp., 6.875%, 04/01/2027	214,662	0.0
365,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	284,700	0.0
845,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	665,691	0.1
410,000	(1)	Covey Park Energy LLC/Covey Park Finance Corp., 7.500%, 05/15/2025	382,202	0.0
340,000	(1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	366,244	0.0
185,000	(1)	Endeavor Energy Resources L.P./EER Finance, Inc., 5.500%, 01/30/2026	191,012	0.0
230,000	(1)	Endeavor Energy Resources L.P./EER Finance, Inc., 5.750%, 01/30/2028	242,650	0.1
765,000	(1)	Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	782,212	0.1
430,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	382,700	0.0
585,000	(1)(2)	Jonah Energy LLC/Jonah Energy Finance Corp., 7.250%, 10/15/2025	312,975	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
520,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	$507,000	0.1
405,000	(1)	Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	411,075	0.0
345,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	319,987	0.0
500,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	267,500	0.0
385,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	390,294	0.0
320,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	298,000	0.0
140,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	113,400	0.0
345,000	(1)	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	347,156	0.0
90,000	(1)	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	97,313	0.0
270,000	(1)	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	294,638	0.0
470,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	458,250	0.1
27,608,000	(3)	Other Securities	28,126,169	2.0
			35,455,830	2.5
		Financial: 1.6%
327,000		Bank of America Corp., 2.625%, 10/19/2020	326,347	0.0
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	411,900	0.0
1,980,000		Citigroup, Inc., 2.900%-4.750%, 12/08/2021-05/18/2046	2,043,965	0.2
510,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	508,087	0.1
445,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	441,663	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
461,000	(5)	JPMorgan Chase & Co., 4.250%-6.125%, 10/01/2027-12/31/2199	$481,280	0.0
455,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	470,925	0.0
268,000		Morgan Stanley, 4.000%, 07/23/2025	276,264	0.0
950,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	916,630	0.1
410,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	385,400	0.0
590,000	(1)	Realogy Group LLC/ Realogy Co-Issuer Corp., 5.250%, 12/01/2021	595,163	0.1
455,000	(1)	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	460,688	0.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	519,728	0.1
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	200,031	0.0
2,348,000	(5)	Wells Fargo & Co., 4.300%-5.900%, 07/22/2027-12/31/2199	2,458,826	0.2
11,339,000		Other Securities	11,659,056	0.8
			22,155,953	1.6
		Industrial: 1.2%
520,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	533,000	0.0
410,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	425,888	0.0
235,000	(1)	Avolon Holdings Funding Ltd., 5.250%, 05/15/2024	242,638	0.0
480,000	(1)	BMC East LLC, 5.500%, 10/01/2024	473,400	0.0
160,000	(1)(2)	Bombardier, Inc., 6.000%, 10/15/2022	162,200	0.0
475,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	526,656	0.1
685,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	663,162	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
470,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	$438,275	0.0
500,000	(1)	Itron, Inc., 5.000%, 01/15/2026	493,125	0.0
600,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	594,000	0.1
300,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	294,750	0.0
140,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	143,675	0.0
365,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	374,125	0.0
300,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	310,500	0.1
275,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	283,938	0.0
590,000	(1)	Novelis Corp., 5.875%, 09/30/2026	588,525	0.1
520,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	546,598	0.0
235,000	(1)	Park Aerospace Holdings Ltd., 5.250%, 08/15/2022	241,439	0.0
410,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	427,425	0.0
455,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	470,925	0.0
230,000	(1)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.125%, 07/15/2023	234,025	0.0
250,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	263,800	0.0
185,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	179,505	0.0
455,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	478,701	0.1
405,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	419,175	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
350,000	(1)	Summit Materials LLC/Summit Materials Finance Corp., 5.125%, 06/01/2025	$338,625	0.0
375,000	(1)	Summit Materials LLC/Summit Materials Finance Corp., 6.500%, 03/15/2027	378,750	0.1
455,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	484,859	0.0
11,199,000	(3)(6)	Other Securities	6,378,070	0.5
			17,389,754	1.2
		Technology: 0.6%
455,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	453,862	0.0
475,000	(1)	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 03/01/2025	471,770	0.1
345,000	(1)	Dell International LLC/EMC Corp., 7.125%, 06/15/2024	365,840	0.0
1,620,000	(1)	Dell International LLC/EMC Corp., 8.350%, 07/15/2046	1,960,653	0.2
530,000	(1)	First Data Corp., 5.750%, 01/15/2024	546,960	0.1
410,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	432,550	0.0
430,000	(1)	Open Text Corp., 5.875%, 06/01/2026	450,425	0.0
365,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	375,037	0.0
240,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	242,850	0.0
250,000	(1)(2)	Veritas US, Inc./Veritas Bermuda Ltd.., 10.500%, 02/01/2024	225,000	0.0
2,444,000		Other Securities	2,475,003	0.2
			7,999,950	0.6
		Utilities: 0.7%
390,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	396,825	0.0
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	504,203	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
450,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	$428,625	0.0
230,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	239,775	0.0
430,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	448,275	0.1
7,925,000		Other Securities	8,141,963	0.6
			10,159,666	0.7
		Total Corporate Bonds/Notes (Cost $193,189,626)	199,465,128	14.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 22.3%
354,354		Adjustable Rate Mortgage Trust 2005-7 7A21, 2.986%, (US0001M + 0.500%), 10/25/2035	352,407	0.0
1,310,885	(1)(5)	Agate Bay Mortgage Trust 2014-1 B4, 3.877%, 07/25/2044	1,304,812	0.1
2,010,461	(1)(5)	Agate Bay Mortgage Trust 2014-2 B4, 3.887%, 09/25/2044	2,036,089	0.1
2,674,099	(1)(5)	Agate Bay Mortgage Trust 2016-1 B3, 3.781%, 12/25/2045	2,615,402	0.2
724,807		Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	709,714	0.1
157,312		Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	136,855	0.0
627,572		Alternative Loan Trust 2005-10CB 1A2, 2.936%, (US0001M + 0.450%), 05/25/2035	544,772	0.0
668,353		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	662,240	0.1
225,398		Alternative Loan Trust 2005-51 3A2A, 3.687%, (12MTA + 1.290%), 11/20/2035	220,332	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
72,441	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	$70,193	0.0
326,791	Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	283,588	0.0
45,364	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	34,689	0.0
802,252	Alternative Loan Trust 2006-18CB A10, 2.886%, (US0001M + 0.400%), 07/25/2036	527,276	0.0
192,159	Alternative Loan Trust 2006-19CB A12, 2.886%, (US0001M + 0.400%), 08/25/2036	132,048	0.0
813,752	Alternative Loan Trust 2006-19CB A28, 3.086%, (US0001M + 0.600%), 08/25/2036	569,401	0.1
1,345,144	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	1,151,353	0.1
552,398	Alternative Loan Trust 2006-HY11 A1, 2.606%, (US0001M + 0.120%), 06/25/2036	517,220	0.0
1,384,246	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	1,172,514	0.1
207,322	Alternative Loan Trust 2007-2CB 2A1, 3.086%, (US0001M + 0.600%), 03/25/2037	135,608	0.0
383,666	Alternative Loan Trust 2007-HY8C A1, 2.646%, (US0001M + 0.160%), 09/25/2047	372,400	0.0
1,073,382	Alternative Loan Trust 2007-OA4 A1, 2.656%, (US0001M + 0.170%), 05/25/2047	1,010,178	0.1
627,349	Banc of America Funding 2007-2 1A16 Trust, 3.086%, (US0001M + 0.600%), 03/25/2037	497,743	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,173,416		Banc of America Funding 2007-C 7A1 Trust, 2.698%, (US0001M + 0.210%), 05/20/2047	$2,979,529	0.2
9,580	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	9,612	0.0
715,604		CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 4.571%, (US0012M + 1.750%), 02/20/2036	673,509	0.1
3,000,000	(1)(5)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	3,061,773	0.2
841,123		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	856,267	0.1
165,441	(5)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.824%, 03/25/2036	157,744	0.0
92,718	(5)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.611%, 11/25/2036	81,376	0.0
362,379	(1)(5)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	383,421	0.0
366,156	(5)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.483%, 08/25/2035	371,679	0.0
807,269		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	823,376	0.1
1,000,000	(1)(5)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,024,711	0.1
28,883		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.986%, (US0001M + 0.500%), 11/25/2035	18,860	0.0
1,132,439		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.206%, (US0001M + 0.720%), 11/25/2035	1,131,362	0.1
1,400,000	(1)(5)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,430,378	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,126,000	(1)(5)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	$2,182,748	0.2
2,000,000	(1)(5)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,023,903	0.1
734,824		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.786%, (US0001M + 0.300%), 04/25/2037	471,025	0.0
171,852	(1)(5)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.686%, 06/27/2037	173,946	0.0
899,072	(7)	Fannie Mae 2007-18 BS, 4.115%, (-1.000*US0001M + 6.600%), 06/25/2035	147,786	0.0
2,322,454	(7)	Fannie Mae 2008-94 SI, 3.015%, (-1.000*US0001M + 5.500%), 04/25/2036	437,700	0.0
1,250,973	(7)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	61,407	0.0
360,443		Fannie Mae 2010-15 FD, 3.226%, (US0001M + 0.740%), 03/25/2040	366,407	0.0
892,590		Fannie Mae 2011-47 GF, 3.056%, (US0001M + 0.570%), 06/25/2041	899,529	0.1
338,168		Fannie Mae 2012-10 UF, 3.036%, (US0001M + 0.550%), 02/25/2042	340,746	0.0
361,777	(7)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	78,738	0.0
1,429,581	(7)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	113,819	0.0
8,607,482	(7)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	684,289	0.0
2,184,716	(7)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	165,339	0.0
44,196,473	(7)	Fannie Mae 2018-86 US, 3.715%, (-1.000*US0001M + 6.200%), 12/25/2048	6,400,829	0.5

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,050,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	$1,164,243	0.1
144,726	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 7.386%, (US0001M + 4.900%), 11/25/2024	162,573	0.0
2,569,161	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.486%, (US0001M + 4.000%), 05/25/2025	2,776,137	0.2
2,913,699	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	3,263,865	0.2
3,200,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.736%, (US0001M + 4.250%), 01/25/2029	3,523,528	0.2
50,000	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	54,767	0.0
500,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 6.036%, (US0001M + 3.550%), 07/25/2029	537,616	0.0
2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	2,694,553	0.2
1,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	1,452,975	0.1
1,460,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	1,479,216	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
150,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 5.136%, (US0001M + 2.650%), 02/25/2030	$154,940	0.0
450,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	460,038	0.0
4,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	4,067,496	0.3
2,550,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	2,545,815	0.2
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,499,944	0.1
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	1,007,745	0.1
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 6.236%, (US0001M + 3.750%), 03/25/2031	982,042	0.1
5,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	4,964,062	0.4
1,100,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.586%, (US0001M + 4.100%), 03/25/2031	1,089,352	0.1
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	1,482,938	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,200,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	$5,236,400	0.4
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.886%, (US0001M + 2.400%), 04/25/2031	3,030,763	0.2
1,743,342		Fannie Mae Connecticut Avenue Securities, 8.186%, (US0001M + 5.700%), 04/25/2028	1,996,433	0.1
209,385	(7)	Fannie Mae REMIC Trust 2000-26 SP, 6.015%, (-1.000*US0001M + 8.500%), 08/25/2030	44,178	0.0
271,775	(7)	Fannie Mae REMIC Trust 2002-13 SR, 4.115%, (-1.000*US0001M + 6.600%), 03/25/2032	37,133	0.0
146,408	(7)	Fannie Mae REMIC Trust 2004-64 SW, 4.565%, (-1.000*US0001M + 7.050%), 08/25/2034	25,543	0.0
107,386	(7)	Fannie Mae REMIC Trust 2004-66 SE, 4.015%, (-1.000*US0001M + 6.500%), 09/25/2034	16,510	0.0
8,953	(7)	Fannie Mae REMIC Trust 2008-47 PS, 4.015%, (-1.000*US0001M + 6.500%), 06/25/2038	26	0.0
507,599	(7)	Fannie Mae REMIC Trust 2009-25 SN, 4.065%, (-1.000*US0001M + 6.550%), 04/25/2039	90,607	0.0
272,601	(7)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	24,026	0.0
24,090,203	(7)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	50,392	0.0
1,138,521	(7)	Fannie Mae REMIC Trust 2013-116 SC, 3.715%, (-1.000*US0001M + 6.200%), 04/25/2033	135,701	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,220,982	(7)	Fannie Mae REMICS 2004-53 UC, 5.065%, (-1.000*US0001M + 7.550%), 07/25/2034	$426,116	0.0
2,813,462	(7)	Fannie Mae REMICS 2005-59 NS, 4.265%, (-1.000*US0001M + 6.750%), 05/25/2035	335,950	0.0
8,363,951	(7)	Fannie Mae REMICS 2007-22 SD, 3.915%, (-1.000*US0001M + 6.400%), 03/25/2037	1,399,679	0.1
5,751,459	(7)	Fannie Mae REMICS 2007-30 IE, 4.255%, (-1.000*US0001M + 6.740%), 04/25/2037	1,218,980	0.1
4,530,133	(7)	Fannie Mae REMICS 2007-55 S, 4.275%, (-1.000*US0001M + 6.760%), 06/25/2037	787,458	0.1
10,357,839	(7)	Fannie Mae REMICS 2011-123 SD, 4.115%, (-1.000*US0001M + 6.600%), 08/25/2039	1,032,892	0.1
33,001,505	(7)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	2,605,924	0.2
26,517,501	(7)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	2,071,030	0.1
26,583,426	(7)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,810,977	0.1
10,209,588	(7)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	756,616	0.1
10,360,570	(7)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	984,292	0.1
7,374,497	(7)	Fannie Mae REMICS 2013-97 JS, 3.665%, (-1.000*US0001M + 6.150%), 04/25/2038	962,269	0.1
15,809,933	(7)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	3,460,546	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
36,088,364	(7)(8)	Fannie Mae REMICS 2019-17 SA, 3.607%, (-1.000*US0001M + 6.100%), 04/25/2049	$5,390,699	0.4
35,001,087	(7)	Fannie Mae REMICS 2019-8 SB, 3.615%, (-1.000*US0001M + 6.100%), 03/25/2049	5,240,699	0.4
769,399		Fannie Mae Series 2006-11 FA, 2.786%, (US0001M + 0.300%), 03/25/2036	768,475	0.1
684,008	(1)(5)	Flagstar Mortgage Trust 2018-1 B3, 4.056%, 03/25/2048	673,562	0.0
675,000	(1)(5)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	693,613	0.1
3,746,117	(1)(5)	Flagstar Mortgage Trust 2018-6RR B1, 5.061%, 10/25/2048	3,958,934	0.3
2,000,033	(7)	Freddie Mac 2009-70 PS, 4.265%, (-1.000*US0001M + 6.750%), 01/25/2037	381,663	0.0
303,943	(7)	Freddie Mac 2524 SH, 5.016%, (-1.000*US0001M + 7.500%), 11/15/2032	29,127	0.0
528,548	(7)	Freddie Mac 2525 SM, 5.516%, (-1.000*US0001M + 8.000%), 02/15/2032	104,186	0.0
507,155	(7)	Freddie Mac 2981 CS, 4.236%, (-1.000*US0001M + 6.720%), 05/15/2035	73,492	0.0
236,955	(7)	Freddie Mac 2989 HS, 4.666%, (-1.000*US0001M + 7.150%), 08/15/2034	93,024	0.0
276,266	(7)	Freddie Mac 3018 SM, 4.716%, (-1.000*US0001M + 7.200%), 08/15/2035	56,019	0.0
2,678,653	(7)	Freddie Mac 3222 SN, 4.116%, (-1.000*US0001M + 6.600%), 09/15/2036	379,143	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
478,100	(5)(7)	Freddie Mac 324 144, 6.000%, 06/15/2039	$101,979	0.0
993,036	(7)	Freddie Mac 3523 SA, 3.516%, (-1.000*US0001M + 6.000%), 09/15/2036	146,707	0.0
824,326	(7)	Freddie Mac 3582 MS, 3.666%, (-1.000*US0001M + 6.150%), 10/15/2039	128,772	0.0
1,338,031	(7)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	261,354	0.0
5,462,510	(7)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	659,634	0.1
209,459	(7)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	39,881	0.0
9,884,417	(7)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	2,104,526	0.2
154,728	(7)	Freddie Mac REMIC Trust 2266 S, 6.066%, (-1.000*US0001M + 8.550%), 11/15/2030	25,007	0.0
247,211	(7)	Freddie Mac REMIC Trust 2374 S, 5.616%, (-1.000*US0001M + 8.100%), 06/15/2031	48,646	0.0
132,321	(7)	Freddie Mac REMIC Trust 2417 SY, 5.916%, (-1.000*US0001M + 8.400%), 12/15/2031	28,575	0.0
280,279	(7)	Freddie Mac REMIC Trust 2577 SA, 4.966%, (-1.000*US0001M + 7.450%), 02/15/2033	54,095	0.0
10,417		Freddie Mac REMIC Trust 2973 SB, 9.226%, (-3.667*US0001M + 18.333%), 05/15/2035	10,713	0.0
127,943	(7)	Freddie Mac REMIC Trust 2981 SU, 5.316%, (-1.000*US0001M + 7.800%), 05/15/2030	20,638	0.0
44,025		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	54,331	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
825,684	(7)	Freddie Mac REMIC Trust 3049 PI, 4.166%, (-1.000*US0001M + 6.650%), 10/15/2035	$139,899	0.0
62,177		Freddie Mac REMIC Trust 3085 SK, 36.195%, (-12.000*US0001M + 66.000%), 12/15/2035	168,033	0.0
97,835	(9)(10)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	85,243	0.0
209,041	(7)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	11,799	0.0
254,612	(7)	Freddie Mac REMIC Trust 3624 TS, 2.316%, (-1.000*US0001M + 4.800%), 01/15/2040	28,313	0.0
423,850	(7)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	69,293	0.0
1,425,123	(7)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	231,872	0.0
2,357,271	(7)	Freddie Mac REMICS 2781 SB, 4.666%, (-1.000*US0001M + 7.150%), 04/15/2034	411,660	0.0
885,388		Freddie Mac REMICS 2921 PF, 2.834%, (US0001M + 0.350%), 01/15/2035	885,767	0.1
5,670,330	(7)	Freddie Mac REMICS 3128 JI, 4.146%, (-1.000*US0001M + 6.630%), 03/15/2036	974,099	0.1
26,394,842	(7)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,752,852	0.1
13,063,079	(7)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	1,057,597	0.1
58,149,386	(7)	Freddie Mac REMICS 4273 PS, 3.616%, (-1.000*US0001M + 6.100%), 11/15/2043	8,235,244	0.6
4,990,351	(7)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	980,919	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,643,627		Freddie Mac REMICS Trust 3740 FB, 2.984%, (US0001M + 0.500%), 10/15/2040	$1,649,910	0.1
1,796,432	(7)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	417,564	0.0
929,780	(7)	Freddie Mac Strips Series 237 S23, 4.616%, (-1.000*US0001M + 7.100%), 05/15/2036	178,316	0.0
1,316,069	(7)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	185,484	0.0
1,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	1,384,228	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 7.186%, (US0001M + 4.700%), 03/25/2028	563,944	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	552,350	0.0
910,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.936%, (US0001M + 3.450%), 10/25/2029	984,553	0.1
2,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	2,819,448	0.2
1,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.136%, (US0001M + 2.650%), 12/25/2029	1,799,402	0.1
4,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	4,163,251	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	$977,737	0.1
3,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	3,307,914	0.2
2,500,000	(1)(5)(8)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,591,626	0.2
2,000,000	(1)(5)(8)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	2,031,866	0.1
7,149,814	(7)	Ginnie Mae 2007-59 SC, 4.012%, (-1.000*US0001M + 6.500%), 07/20/2037	1,146,664	0.1
277,699	(7)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	66,255	0.0
44,915,249	(7)	Ginnie Mae 2013-130 SB, 2.561%, (-1.000*US0001M + 5.050%), 09/16/2043	4,949,594	0.4
642,299	(7)	Ginnie Mae Series 2008-40 SA, 3.918%, (-1.000*US0001M + 6.400%), 05/16/2038	107,295	0.0
1,122,946	(7)	Ginnie Mae Series 2009-116 SJ, 3.998%, (-1.000*US0001M + 6.480%), 12/16/2039	192,050	0.0
1,077,988	(7)	Ginnie Mae Series 2010-4 SL, 3.918%, (-1.000*US0001M + 6.400%), 01/16/2040	170,761	0.0
334,895	(7)	Ginnie Mae Series 2010-98 QS, 4.112%, (-1.000*US0001M + 6.600%), 01/20/2040	30,572	0.0
2,926,036	(7)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	68,842	0.0
9,291,831	(7)	Ginnie Mae Series 2011-25 AS, 3.572%, (-1.000*US0001M + 6.060%), 02/20/2041	1,381,390	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
59,517	(7)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	$7,961	0.0
504,668	(7)	Ginnie Mae Series 2013-103 DS, 3.662%, (-1.000*US0001M + 6.150%), 07/20/2043	80,327	0.0
187,554	(7)	Ginnie Mae Series 2013-134 DS, 3.612%, (-1.000*US0001M + 6.100%), 09/20/2043	29,533	0.0
421,460	(7)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	66,631	0.0
36,800,204	(7)	Ginnie Mae Series 2015-144 SA, 3.712%, (-1.000*US0001M + 6.200%), 10/20/2045	7,248,275	0.5
6,737,184	(7)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	53,233	0.0
365,309	(7)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	57,456	0.0
1,127,099	(7)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	174,114	0.0
14,162,198	(7)	Ginnie Mae Series 2018-153 SQ, 3.712%, (-1.000*US0001M + 6.200%), 11/20/2048	2,083,931	0.2
1,700,000	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	1,719,656	0.1
1,843,000	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.290%, 08/25/2049	1,746,675	0.1
584,401		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.632%, (US0001M + 0.150%), 01/25/2047	566,114	0.0
662,111		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	633,844	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,579		HomeBanc Mortgage Trust 2004-1 2A, 3.346%, (US0001M + 0.860%), 08/25/2029	$3,441	0.0
37,720		HomeBanc Mortgage Trust 2005-3 A2, 2.796%, (US0001M + 0.310%), 07/25/2035	37,569	0.0
98,797		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.696%, (US0001M + 0.210%), 04/25/2046	91,889	0.0
3,000,000	(1)(5)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	3,036,528	0.2
1,135,000	(1)(5)(8)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.690%, 08/25/2049	1,208,336	0.1
2,750,000	(1)(5)(8)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.690%, 08/25/2049	2,893,853	0.2
2,795,741	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	2,834,129	0.2
2,400,000	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.914%, 06/25/2049	2,585,980	0.2
1,900,000	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.914%, 06/25/2049	2,023,881	0.1
2,283,657	(5)	JP Morgan Mortgage Trust 2005-A4 B1, 4.334%, 07/25/2035	2,272,718	0.2
104,302		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	82,686	0.0
272,732		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	235,603	0.0
589,813		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	439,896	0.0
651,230	(1)(5)	JP Morgan Mortgage Trust 2016-1 B3, 3.874%, 05/25/2046	648,699	0.1
1,558,559	(1)(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	1,568,747	0.1
1,154,488	(1)(5)	JP Morgan Mortgage Trust 2017-3 B2, 3.863%, 08/25/2047	1,156,484	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
585,344	(1)(5)	JP Morgan Mortgage Trust 2017-6 B3, 3.845%, 12/25/2048	$548,339	0.0
2,408,140	(1)(5)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	2,371,228	0.2
3,919,314	(1)(5)	JP Morgan Mortgage Trust 2018-3 B1, 3.781%, 09/25/2048	3,912,795	0.3
2,449,571	(1)(5)	JP Morgan Mortgage Trust 2018-3 B3, 3.781%, 09/25/2048	2,302,739	0.2
490,946	(1)(5)	JP Morgan Mortgage Trust 2018-4 B1, 3.795%, 10/25/2048	494,040	0.0
490,946	(1)(5)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	471,524	0.0
1,967,272	(1)(5)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,963,754	0.1
4,020,122	(1)(5)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	4,078,036	0.3
3,760,125	(1)(5)	JP Morgan Mortgage Trust 2018-8 B1, 4.233%, 01/25/2049	3,894,866	0.3
1,004,565	(1)(5)	JP Morgan Mortgage Trust 2018-9 B2, 4.501%, 02/25/2049	1,040,362	0.1
1,981,391	(1)(5)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	1,958,401	0.1
4,781,564	(1)(5)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	4,850,446	0.4
6,366,740,439	(1)(7)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	8,962,461	0.6
74,310		Lehman XS Trust Series 2005-5N 1A2, 2.846%, (US0001M + 0.360%), 11/25/2035	70,142	0.0
1,669,603	(1)(5)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.498%, 10/25/2048	1,746,516	0.1
655,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 4.286%, (US0001M + 1.800%), 09/25/2035	646,902	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,384,330		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.636%, (US0001M + 0.150%), 08/25/2036	$657,165	0.1
449,229	(1)(5)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	474,711	0.0
1,400,000	(1)(5)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,417,125	0.1
527,860	(1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	528,736	0.0
1,617,849	(1)(5)	Sequoia Mortgage Trust 2015-1 B1, 3.876%, 01/25/2045	1,647,017	0.1
1,232,504	(1)(5)	Sequoia Mortgage Trust 2018-6 B1, 4.211%, 07/25/2048	1,279,281	0.1
783,680	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.501%, 02/25/2048	836,700	0.1
587,760	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.501%, 02/25/2048	617,777	0.0
3,400,000	(1)(5)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,611,826	0.3
2,911,237	(1)(5)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,958,431	0.2
3,020,790	(1)(5)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	3,088,232	0.2
2,699,452	(1)(5)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.084%, 03/25/2049	2,952,879	0.2
998,687	(1)(5)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.084%, 03/25/2049	1,061,991	0.1
2,447,890	(1)(5)	Shellpoint Co-Originator Trust 2017-2 B2, 3.734%, 10/25/2047	2,365,385	0.2
3,245,126	(1)(5)	Shellpoint Co-Originator Trust 2017-2 B3, 3.734%, 10/25/2047	3,030,562	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
600,000	(1)(5)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	$597,990	0.0
4,000,000	(1)(5)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	4,014,196	0.3
2,100,000	(1)(5)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,177,771	0.2
3,000,000	(1)(5)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	3,177,047	0.2
3,955,260	(1)(5)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	3,989,316	0.3
146,472	(5)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.325%, 10/25/2036	134,666	0.0
394,699	(5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	405,003	0.0
2,459,920	(5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.202%, 07/25/2034	2,513,901	0.2
370,478	(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.117%, 09/25/2035	372,255	0.0
24,088	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.905%, 10/25/2036	23,407	0.0
162,511	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.644%, 11/25/2036	154,352	0.0
624,546	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.644%, 11/25/2036	593,190	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
84,184	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.674%, 12/25/2036	$81,410	0.0
87,442	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.899%, 08/25/2046	83,322	0.0
149,402	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	147,038	0.0
665,036	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.585%, 03/25/2037	618,551	0.1
15,744	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.297%, 04/25/2037	14,325	0.0
83,164	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.575%, 07/25/2037	74,756	0.0
884,594		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.386%, (US0001M + 0.900%), 11/25/2035	727,737	0.1
938,123		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	906,775	0.1
858,172		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	785,165	0.1
1,131,381		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,088,686	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
208,488		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	$201,757	0.0
997,867		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 3.086%, (US0001M + 0.600%), 07/25/2036	567,757	0.0
2,437,950		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 3.337%, (12MTA + 0.940%), 07/25/2046	1,789,672	0.1
1,081,446		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.357%, (12MTA + 0.960%), 08/25/2046	805,005	0.1
61,784		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.916%, (US0001M + 0.430%), 06/25/2037	51,012	0.0
828,295		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	829,829	0.1
1,383,658		Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	1,386,220	0.1
1,574,026	(5)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.712%, 09/25/2036	1,589,259	0.1
407,000	(5)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.750%, 10/25/2036	406,954	0.0
28,768	(5)	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 4.961%, 03/25/2036	28,052	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
84,152	(5)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.420%, 05/25/2036	$86,575	0.0
89,435	(5)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.420%, 05/25/2036	92,010	0.0
487,604	(5)	Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.683%, 04/25/2037	445,758	0.0
262,220	(5)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.772%, 12/28/2037	258,116	0.0
3,345,837	(1)(5)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.703%, 07/25/2047	3,351,343	0.3
741,245	(1)(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	727,259	0.1
3,992,382		Other Securities	3,666,194	0.3
		Total Collateralized Mortgage Obligations (Cost $304,052,982)	315,186,217	22.3
ASSET-BACKED SECURITIES: 15.8%
		Automobile Asset-Backed Securities: 0.4%
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,499,646	0.2
850,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	859,600	0.1
2,133,869		Other Securities	2,160,325	0.1
			5,519,571	0.4
		Home Equity Asset-Backed Securities: 0.4%
539,151		GSAA Home Equity Trust 2006-3 A3, 2.786%, (US0001M + 0.300%), 03/25/2036	389,641	0.0
1,149,833		GSAA Home Equity Trust 2007-1 1A1, 2.566%, (US0001M + 0.080%), 02/25/2037	586,845	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
1,224,985	(5)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	$825,393	0.1
818,789		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.716%, (US0001M + 0.230%), 02/25/2037	740,371	0.0
4,600,452		Other Securities	3,554,411	0.2
			6,096,661	0.4
		Other Asset-Backed Securities: 13.7%
406,831	(1)(11)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	406,000	0.0
3,186,375	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,191,095	0.2
3,851,253	(1)(5)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,919,941	0.3
2,500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 5.147%, (US0003M + 2.350%), 04/14/2029	2,479,410	0.2
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 4.651%, (US0003M + 1.900%), 04/30/2031	1,909,660	0.1
2,250,000	(1)	Apidos CLO XVIII 2018-18A C, 4.961%, (US0003M + 2.200%), 10/22/2030	2,215,528	0.2
2,250,000	(1)	Apidos CLO XXIX 2018-29A B, 4.671%, (US0003M + 1.900%), 07/25/2030	2,173,731	0.1
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.961%, (US0003M + 2.200%), 01/22/2028	1,095,437	0.1
1,250,000	(1)	Ares XXVIIIR CLO Ltd. 2018-28RA C, 4.923%, (US0003M + 2.150%), 10/17/2030	1,226,398	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
750,000	(1)	Atrium CDO Corp. 12A CR, 4.411%, (US0003M + 1.650%), 04/22/2027	$735,034	0.0
1,250,000	(1)	Atrium CDO Corp. 12A DR, 5.561%, (US0003M + 2.800%), 04/22/2027	1,221,703	0.1
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.961%, (US0003M + 2.200%), 07/20/2025	249,992	0.0
2,500,000	(1)	Babson CLO Ltd. 2016-IA CR, 4.872%, (US0003M + 2.100%), 07/23/2030	2,454,583	0.2
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 4.661%, (US0003M + 1.900%), 07/20/2029	1,966,068	0.1
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.911%, (US0003M + 2.150%), 04/20/2031	1,936,022	0.2
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 5.180%, (US0003M + 2.400%), 07/18/2027	487,053	0.0
2,750,000	(1)	BlueMountain CLO 2012-2A DR2 Ltd., 5.544%, (US0003M + 2.900%), 11/20/2028	2,692,440	0.2
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 4.711%, (US0003M + 1.950%), 10/22/2030	975,246	0.1
1,200,000	(1)	BlueMountain CLO 2014-2A CR2 Ltd., 4.961%, (US0003M + 2.200%), 10/20/2030	1,179,888	0.1
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 4.661%, (US0003M + 1.900%), 04/20/2030	970,191	0.1
2,250,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 5.411%, (US0003M + 2.650%), 04/20/2027	2,196,331	0.1
850,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.884%, (US0003M + 2.200%), 11/15/2030	835,631	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	(1)	BlueMountain CLO 2018-3A C Ltd., 4.971%, (US0003M + 2.200%), 10/25/2030	$1,995,522	0.1
2,000,000	(1)	BlueMountain CLO XXII Ltd. 2018-1A C, 4.801%, (US0003M + 2.050%), 07/30/2030	1,937,576	0.1
250,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 8.051%, (US0003M + 5.400%), 11/23/2025	247,041	0.0
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.887%, (US0003M + 2.100%), 10/15/2031	735,793	0.1
1,000,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.997%, (US0003M + 2.200%), 01/14/2032	979,247	0.1
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 5.015%, (US0003M + 2.250%), 04/27/2027	1,927,880	0.1
250,000	(1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 7.115%, (US0003M + 4.350%), 04/27/2027	240,244	0.0
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.615%, (US0003M + 2.850%), 07/28/2028	1,472,103	0.1
1,500,000	(1)	Carlyle US CLO 2016-4A BR Ltd., 4.861%, (US0003M + 2.100%), 10/20/2027	1,480,443	0.1
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.951%, (US0003M + 2.350%), 06/09/2030	246,509	0.0
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 5.022%, (US0003M + 2.250%), 07/23/2030	487,252	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,000,000	(1)	Cent CLO C17A BR Ltd., 4.601%, (US0003M + 1.850%), 04/30/2031	$968,563	0.1
1,000,000	(1)	Chenango Park CLO Ltd. 2018-1AB, 4.637%, (US0003M + 1.850%), 04/15/2030	966,819	0.1
1,500,000	(1)	CIFC Funding 2013-IA BR Ltd., 5.179%, (US0003M + 2.400%), 07/16/2030	1,483,974	0.1
2,000,000	(1)	CIFC Funding 2014-3A CR2 Ltd., 4.819%, (US0003M + 2.350%), 10/22/2031	1,965,480	0.1
2,000,000	(1)	Cifc Funding 2014-4RA B Ltd., 4.973%, (US0003M + 2.200%), 10/17/2030	1,968,302	0.2
250,000	(1)	CIFC Funding 2017-2A C, 5.111%, (US0003M + 2.350%), 04/20/2030	248,327	0.0
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	1,066,313	0.1
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.561%, (US0003M + 1.800%), 07/20/2028	1,725,943	0.1
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 5.461%, (US0003M + 2.700%), 07/20/2028	493,438	0.1
850,000	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	855,317	0.1
450,000	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	452,025	0.0
583,500	(1)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	602,913	0.0
1,083,500	(1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,101,738	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
645,125	(1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	$656,485	0.1
1,600,000	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,602,000	0.1
1,240,625	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,267,014	0.1
2,750,000	(1)	Dryden 30 Senior Loan Fund 2013-30A DR, 5.284%, (US0003M + 2.600%), 11/15/2028	2,675,376	0.2
2,000,000	(1)	Dryden 45 Senior Loan Fund 2016-45A CR, 4.987%, (US0003M + 2.200%), 10/15/2030	1,974,020	0.1
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 4.687%, (US0003M + 1.900%), 04/15/2031	1,697,789	0.1
1,000,000	(1)	Dryden 60 CLO Ltd. 2018-60A C, 4.837%, (US0003M + 2.050%), 07/15/2031	974,993	0.1
2,000,000	(1)	Dryden 65 CLO Ltd. 2018-65A C, 4.880%, (US0003M + 2.100%), 07/18/2030	1,960,688	0.1
250,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.987%, (US0003M + 2.200%), 04/15/2028	248,084	0.0
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.787%, (US0003M + 3.000%), 10/15/2027	1,136,182	0.1
750,000	(1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.637%, (US0003M + 1.850%), 04/15/2029	731,859	0.1
992,500	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	1,028,711	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.879%, (US0003M + 3.100%), 07/16/2028	$741,469	0.1
990,817	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,034,595	0.1
3,910,371	(1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	4,024,433	0.3
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.932%, (US0001M + 1.450%), 03/17/2037	998,440	0.1
5,000,000	(1)	Invitation Homes 2018-SFR3 D Trust, 4.132%, (US0001M + 1.650%), 07/17/2037	5,014,760	0.3
1,000,000	(1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,052,430	0.1
2,000,000	(1)	LCM XIV L.P. 14A CR, 4.611%, (US0003M + 1.850%), 07/20/2031	1,924,254	0.1
1,850,000	(1)	LCM XVI L.P. 16A CR2, 4.937%, (US0003M + 2.150%), 10/15/2031	1,845,852	0.1
1,350,000	(1)	LCM XVIII L.P. 18A CR, 4.611%, (US0003M + 1.850%), 04/20/2031	1,305,188	0.1
1,000,000	(1)	LCM XX L.P. 20A-CR, 4.711%, (US0003M + 1.950%), 10/20/2027	990,533	0.1
1,500,000	(1)	LCM XX L.P. 20A-DR, 5.561%, (US0003M + 2.800%), 10/20/2027	1,477,032	0.1
2,800,000	(1)	LCM XXII Ltd. 22A CR, 5.561%, (US0003M + 2.800%), 10/20/2028	2,733,397	0.2
979,030	(1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	1,047,798	0.1
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.661%, (US0003M + 1.900%), 04/19/2030	975,913	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	(1)	Madison Park Funding XIV Ltd. 2014-14A CRR, 4.961%, (US0003M + 2.200%), 10/22/2030	$1,967,250	0.1
2,000,000	(1)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.617%, (US0003M + 2.900%), 01/22/2031	2,000,282	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 4.637%, (US0003M + 1.850%), 04/15/2031	973,975	0.1
2,000,000	(1)	Magnetite XV Ltd. 2015-15A CR, 4.571%, (US0003M + 1.800%), 07/25/2031	1,925,042	0.1
4,000,000	(1)	Mariner CLO 2015-1A DR LLC, 6.411%, (US0003M + 3.650%), 04/20/2029	3,977,428	0.3
1,000,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,025,058	0.1
1,245,278	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,252,216	0.1
2,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,481,532	0.2
3,000,000	(1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	3,060,330	0.2
2,050,000	(1)	Neuberger Berman CLO XXII Ltd. 2016-22A CR, 4.973%, (US0003M + 2.200%), 10/17/2030	2,010,255	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 5.688%, (US0003M + 3.000%), 08/13/2025	694,259	0.0
1,500,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.029%, (US0003M + 2.250%), 10/24/2030	1,459,944	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	(1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 5.161%, (US0003M + 2.400%), 07/20/2030	$1,980,648	0.1
2,250,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 5.037%, (US0003M + 2.250%), 07/15/2029	2,205,455	0.2
600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.611%, (US0003M + 1.850%), 01/20/2031	581,251	0.0
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.887%, (US0003M + 2.100%), 04/15/2026	249,992	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.637%, (US0003M + 1.850%), 07/15/2027	986,610	0.1
2,250,000	(1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.883%, (US0003M + 2.200%), 11/18/2031	2,200,520	0.2
1,545,000	(1)	OHA Credit Partners IX Ltd 2013-9A DR, 6.061%, (US0003M + 3.300%), 10/20/2025	1,546,477	0.1
1,250,000	(1)	Palmer Square CLO 2013-2A BRR Ltd., 4.973%, (US0003M + 2.200%), 10/17/2031	1,222,814	0.1
1,685,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.637%, (US0003M + 4.850%), 10/15/2025	1,662,006	0.1
1,500,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.737%, (US0003M + 3.950%), 04/15/2026	1,415,367	0.1
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.687%, (US0003M + 5.900%), 04/15/2026	880,430	0.1
1,500,000	(1)(12)	Palmer Square Loan Funding 2018-2A C Ltd., 4.737%, (US0003M + 1.950%), 07/15/2026	1,443,288	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 6.934%, (US0003M + 4.250%), 11/15/2026	$2,900,316	0.2
1,592,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,621,441	0.1
400,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	400,066	0.0
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 5.511%, (US0003M + 2.750%), 10/20/2027	661,303	0.0
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,081,647	0.2
3,000,000	(1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,091,192	0.2
2,750,000	(1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,788,048	0.2
1,959,743	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,027,290	0.1
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 5.047%, (US0003M + 2.260%), 07/15/2028	1,200,042	0.1
1,097,250	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,148,773	0.1
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 4.533%, (US0003M + 1.850%), 11/17/2030	953,541	0.1
4,000,000	(1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	4,175,798	0.3
3,450,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,584,802	0.2
2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.730%, (US0003M + 1.950%), 07/18/2031	1,928,536	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,250,000	(1)	THL Credit Wind River 2014-3A CR2 CLO Ltd., 5.061%, (US0003M + 2.300%), 10/22/2031	$2,199,330	0.2
1,000,000		THL Credit Wind River 2016-1A CR CLO Ltd., 4.887%, (US0003M + 2.100%), 07/15/2028	987,093	0.1
300,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	297,666	0.0
1,250,000	(1)	THL Credit Wind River 2018-2A C Clo Ltd., 4.987%, (US0003M + 2.200%), 07/15/2030	1,213,034	0.1
2,000,000	(1)(5)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,019,653	0.1
2,500,000	(1)(5)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,414,657	0.2
600,000	(1)(5)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	555,593	0.0
5,411,000	(1)(5)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	5,315,229	0.4
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 4.611%, (US0003M + 1.850%), 04/20/2031	1,436,100	0.1
1,795,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	1,767,319	0.1
987,500	(1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	74,781	0.1
2,000,000	(1)	West CLO 2014-2A BR Ltd., 4.529%, (US0003M + 1.750%), 01/16/2027	1,971,688	0.1
683,583		Other Securities	679,383	0.0
			192,882,189	13.7
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 1.3%
1,526,000	(1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	$1,533,976	0.1
445,123	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	437,315	0.0
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,082,864	0.1
2,000,000	(1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	2,027,024	0.2
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,797,813	0.3
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	969,409	0.0
2,250,000	(1)(5)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,258,398	0.1
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,028,277	0.1
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,017,757	0.1
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,018,031	0.1
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,023,185	0.1
2,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	1,997,803	0.1
			18,191,852	1.3
		Total Asset-Backed Securities (Cost $223,444,696)	222,690,273	15.8

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 14.2%
	Aerospace & Defense: 0.2%
260,140	DAE Aviation Holdings, Inc. 2019 Term Loan B, 6.615%, (US0003M + 4.000%), 04/06/2026	$260,535	0.0
139,860	DAE Aviation Holdings, Inc. CAD Term Loan, 6.615%, (US0003M + 4.000%), 01/23/2026	140,072	0.0
498,731	Geo Group, Inc. (The) 2018 Term Loan B, 4.800%, (US0003M + 2.000%), 03/22/2024	477,431	0.0
399,250	KBR, Inc. Term Loan B, 6.249%, (US0001M + 3.750%), 04/25/2025	400,248	0.0
694,367	Maxar Technologies Ltd. Term Loan B, 5.250%, (US0001M + 2.750%), 10/04/2024	543,631	0.1
297,004	TransDigm, Inc. 2018 Term Loan F, 4.999%, (US0001M + 2.500%), 06/09/2023	290,461	0.0
743,497	TransDigm, Inc. 2018 Term Loan G, 4.999%, (US0001M + 2.500%), 08/22/2024	725,632	0.1
		2,838,010	0.2
	Auto Components: 0.0%
671,300	Broadstreet Partners, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 11/08/2023	667,105	0.0
	Automotive: 0.6%
397,244	Belron Finance US LLC USD Term Loan B, 4.989%, (US0003M + 2.250%), 11/07/2024	392,765	0.0
445,861	Bright Bidco B.V. 2018 Term Loan B, 6.068%, (US0003M + 3.500%), 06/30/2024	351,673	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
891,059	Dynacast International LLC Term Loan B2, 5.772%, (US0003M + 3.250%), 01/28/2022	$878,807	0.1
2,139,325	Gates Global LLC 2017 USD Repriced Term Loan B, 5.249%, (US0001M + 2.750%), 04/01/2024	2,120,032	0.2
150,000	Holley Purchaser, Inc. Term Loan B, 7.744%, (US0003M + 5.000%), 10/24/2025	147,375	0.0
1,040,964	KAR Auction Services, Inc. Term Loan B5, 5.125%, (US0003M + 2.500%), 03/09/2023	1,036,626	0.1
519,202	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.736%, (US0001M + 3.250%), 03/20/2025	509,467	0.0
68,569	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.736%, (US0001M + 3.250%), 03/20/2025	67,284	0.0
1,015,000	Panther BF Aggregator 2 L P Term Loan B, 6.100%, (US0003M + 3.500%), 03/18/2026	1,004,825	0.1
147,299	Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.499%, (US0001M + 4.000%), 05/22/2024	144,353	0.0
1,515,000	Tenneco, Inc. 2018 Term Loan B, 5.240%, (US0001M + 2.750%), 10/01/2025	1,451,559	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
647,750	Truck Hero, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 04/21/2024	$624,674	0.0
		8,729,440	0.6
	Beverage & Tobacco: 0.1%
896,000	Refresco Group BV USD Term Loan B3, 5.934%, (US0003M + 3.250%), 03/28/2025	889,280	0.1
	Brokers, Dealers & Investment Houses: 0.0%
200,000	Forest City Enterprises, L.P. Term Loan B, 6.481%, (US0001M + 4.000%), 12/07/2025	201,250	0.0
	Building & Development: 0.3%
544,415	Capital Automotive L.P. 2017 1st Lien Term Loan, 5.000%, (US0001M + 2.500%), 03/24/2024	538,518	0.0
896,241	Core & Main LP 2017 Term Loan B, 5.626%, (US0003M + 3.000%), 08/01/2024	890,617	0.1
150,000	Foundation Building Materials Holding Company LLC 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 08/13/2025	146,719	0.0
1,048,123	GYP Holdings III Corp. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 06/01/2025	1,019,955	0.1
248,731	Henry Company LLC Term Loan B, 6.499%, (US0001M + 4.000%), 10/05/2023	248,264	0.0
149,625	Interior Logic Group, Inc. 2018 Term Loan B, 6.601%, (US0003M + 4.000%), 05/30/2025	147,287	0.0
398,000	MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.499%, (US0001M + 3.000%), 07/31/2025	397,336	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
900,000	Quikrete Hldgs Inc Term Loan, 5.249%, (US0001M + 2.750%), 11/15/2023	$877,500	0.1
148,125	Werner FinCo LP 2017 Term Loan, 6.601%, (US0003M + 4.000%), 07/24/2024	142,941	0.0
397,011	Wilsonart LLC 2017 Term Loan B, 5.860%, (US0003M + 3.250%), 12/19/2023	386,217	0.0
		4,795,354	0.3
	Building Materials: 0.1%
1,153,162	NCI Building Systems, Inc. 2018 Term Loan, 6.547%, (US0003M + 3.750%), 04/12/2025	1,101,270	0.1
	Business Equipment & Services: 1.7%
80,487	24-7 Intouch Inc 2018 Term Loan, 6.749%, (US0001M + 4.250%), 08/20/2025	77,418	0.0
1,043,597	AlixPartners, LLP 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 04/04/2024	1,039,031	0.1
397,121	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.732%, (US0001M + 3.250%), 07/18/2020	396,873	0.0
249,357	Allied Universal Holdco LLC 2015 Term Loan, 6.350%, (US0003M + 3.750%), 07/28/2022	241,461	0.0
150,000	Allied Universal Holdco LLC Incremental Term Loan, 6.749%, (US0001M + 4.250%), 07/28/2022	145,250	0.0
398,125	Ascend Learning, LLC 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 07/12/2024	391,158	0.0
145,791	Big Ass Fans, LLC 2018 Term Loan, 6.351%, (US0003M + 3.750%), 05/21/2024	145,882	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
539,768	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.746%, (US0001M + 3.250%), 10/03/2023	$537,069	0.0
782,465	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 5.351%, (US0003M + 2.750%), 06/16/2023	775,619	0.1
396,487	Colorado Buyer Inc Term Loan B, 5.600%, (US0003M + 3.000%), 05/01/2024	384,923	0.0
398,937	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/2025	387,966	0.0
40,096	DTI Holdco, Inc. 2018 Term Loan B, 7.494%, (US0003M + 4.750%), 09/30/2023	37,724	0.0
666,848	EIG Investors Corp. 2018 1st Lien Term Loan, 6.389%, (US0003M + 3.750%), 02/09/2023	664,903	0.1
70	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.851%, (US0003M + 3.250%), 07/19/2024	67	0.0
295,515	EVO Payments International LLC 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/22/2023	295,330	0.0
2,903,125	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 6.249%, (US0001M + 3.750%), 10/01/2025	2,821,173	0.2
149,625	FrontDoor Inc 2018 Term Loan B, 5.000%, (US0001M + 2.500%), 08/14/2025	149,251	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
126,221	Garda World Security Corporation 2017 Term Loan, 6.120%, (US0003M + 3.500%), 05/24/2024	$125,380	0.0
297,750	GreenSky Holdings, LLC 2018 Term Loan B, 5.746%, (US0001M + 3.250%), 03/31/2025	296,633	0.0
153,133	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.651%, (US0003M + 4.000%), 11/21/2024	148,922	0.0
148,450	IQOR US Inc. Term Loan B, 7.797%, (US0003M + 5.000%), 04/01/2021	139,580	0.0
1,000,274	KUEHG Corp. 2018 Incremental Term Loan, 6.351%, (US0003M + 3.750%), 02/21/2025	987,459	0.1
547,122	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.816%, (US0002M + 3.250%), 03/13/2025	537,091	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 10.071%, (US0002M + 7.500%), 03/13/2026	99,500	0.0
396,866	NeuStar, Inc. 2018 Term Loan B4, 5.999%, (US0001M + 3.500%), 08/08/2024	383,306	0.0
99,972	NeuStar, Inc. 2nd Lien Term Loan, 10.499%, (US0001M + 8.000%), 08/08/2025	98,144	0.0
995,302	NVA Holdings, Inc. Term Loan B3, 5.249%, (US0001M + 2.750%), 02/02/2025	965,028	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
647,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 12/20/2024	$636,587	0.1
421,660	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 05/01/2025	416,652	0.0
149,250	PricewaterhouseCoopers LLP 2018 Term Loan, 5.499%, (US0001M + 3.000%), 05/01/2025	146,265	0.0
498,125	Prometric Holdings, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 01/29/2025	492,521	0.0
1,530,217	Red Ventures, LLC 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 11/08/2024	1,521,292	0.1
399,250	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.749%, (US0001M + 3.250%), 05/30/2025	383,779	0.0
148,500	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.999%, (US0001M + 5.500%), 12/20/2024	147,572	0.0
165,000	Sandvine Corporation 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/02/2025	162,525	0.0
890,692	Solera Holdings, Inc. USD Term Loan B, 5.249%, (US0001M + 2.750%), 03/03/2023	885,348	0.1
1,146,603	Spin Holdco Inc. 2017 Term Loan B, 6.029%, (US0003M + 3.250%), 11/14/2022	1,117,222	0.1
149,625	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 07/30/2025	148,596	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
898,125	Staples, Inc. 2017 Term Loan B, 6.489%, (US0001M + 4.000%), 09/12/2024	$893,554	0.1
153,814	Stiphout Finance LLC USD 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 10/26/2022	151,891	0.0
109,725	SurveyMonkey Inc. 2018 Term Loan B, 6.162%, (US0001W + 3.750%), 10/10/2025	107,805	0.0
399,244	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 08/25/2024	396,083	0.0
804,238	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.683%, (US0003M + 4.000%), 08/20/2025	792,777	0.1
100,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.683%, (US0003M + 8.000%), 08/20/2026	98,000	0.0
648,875	Verra Mobility Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 02/28/2025	649,484	0.1
1,027,422	Verscend Holding Corp. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 08/27/2025	1,020,346	0.1
1,408,947	West Corporation 2017 Term Loan, 6.629%, (US0003M + 4.000%), 10/10/2024	1,324,410	0.1
194,025	West Corporation 2018 Term Loan B1, 6.129%, (US0003M + 3.500%), 10/10/2024	180,504	0.0
144,094	Yak Access, LLC 2018 1st Lien Term Loan B, 7.499%, (US0001M + 5.000%), 07/02/2025	123,200	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.489%, (US0001M + 10.000%), 06/13/2026	$80,000	0.0
		24,148,554	1.7
	Cable & Satellite Television: 0.2%
1,043,369	CSC Holdings, LLC 2018 Term Loan B, 4.984%, (US0001M + 2.500%), 01/25/2026	1,022,339	0.1
993,829	Radiate Holdco, LLC 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/01/2024	972,607	0.1
143,583	Telesat Canada Term Loan B4, 5.110%, (US0003M + 2.500%), 11/17/2023	141,908	0.0
499,873	UPC Financing Partnership USD Term Loan AR, 4.984%, (US0001M + 2.500%), 01/15/2026	498,652	0.0
150,000	Virgin Media Bristol LLC USD Term Loan K, 4.984%, (US0001M + 2.500%), 01/15/2026	148,513	0.0
		2,784,019	0.2
	Chemicals & Plastics: 0.5%
83,621	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.879%, (US0003M + 3.250%), 09/13/2023	83,046	0.0
62,999	Allnex USA, Inc. USD Term Loan B3, 5.879%, (US0003M + 3.250%), 09/13/2023	62,566	0.0
391,371	Alpha 3 B.V. 2017 Term Loan B1, 5.601%, (US0003M + 3.000%), 01/31/2024	383,788	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
1,503,115	Avantor, Inc. 2017 1st Lien Term Loan, 6.249%, (US0003M + 3.750%), 11/21/2024	$1,508,439	0.1
174,125	Composite Resins Holding B.V. 2018 Term Loan B, 6.983%, (US0003M + 4.250%), 08/01/2025	173,254	0.0
895,981	Diamond (BC) B.V. USD Term Loan, 5.744%, (US0003M + 3.000%), 09/06/2024	859,022	0.1
238,975	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 08/01/2021	236,735	0.0
148,875	Encapsys, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 11/07/2024	146,084	0.0
240,000	Platform Specialty Products Corporation Term Loan, 4.749%, (US0001M + 2.250%), 01/30/2026	238,400	0.0
400,000	Polar US Borrower, LLC 2018 1st Lien Term Loan, 8.297%, (PRIME + 3.750%), 10/15/2025	398,500	0.0
503,613	PQ Corporation 2018 Term Loan B, 5.244%, (US0003M + 2.500%), 02/08/2025	498,577	0.0
1,680,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.740%, (US0001M + 3.250%), 10/01/2025	1,658,464	0.1
195,299	Tronox Blocked Borrower LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/2024	194,794	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
428,375	Tronox Finance LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/2024	$427,266	0.1
533,254	Univar Inc. 2017 USD Term Loan B, 4.749%, (US0001M + 2.250%), 07/01/2024	528,172	0.1
		7,397,107	0.5
	Clothing/Textiles: 0.1%
1,248,745	Varsity Brands, Inc. 2017 Term Loan B, 5.999%, (US0001M + 3.500%), 12/15/2024	1,230,014	0.1
	Containers & Glass Products: 0.6%
148,875	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.887%, (US0006M + 3.000%), 04/22/2024	146,084	0.0
149,250	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.999%, (US0001M + 4.500%), 07/24/2025	147,951	0.0
542,018	BWAY Holding Company 2017 Term Loan B, 6.033%, (US0003M + 3.250%), 04/03/2024	530,093	0.1
542,751	Consolidated Container Company LLC 2017 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/22/2024	535,628	0.1
647,375	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.626%, (US0003M + 3.000%), 12/29/2023	628,965	0.0
1,036,050	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.876%, (US0003M + 3.250%), 06/29/2025	1,007,189	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
373,173	Milacron LLC Amended Term Loan B, 4.999%, (US0001M + 2.500%), 09/28/2023	$364,777	0.0
399,250	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.981%, (US0001M + 3.500%), 05/01/2025	393,261	0.0
397,237	Plastipak Packaging, Inc. 2018 Term Loan B, 5.030%, (US0001M + 2.500%), 10/14/2024	391,973	0.0
897,000	Proampac PG Borrower LLC First Lien Term Loan, 6.141%, (US0001M + 3.500%), 11/18/2023	867,287	0.1
1,736,789	Reynolds Group Holdings Inc. USD 2017 Term Loan, 5.249%, (US0001M + 2.750%), 02/05/2023	1,718,647	0.1
398,500	Ring Container Technologies Group, LLC 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 10/31/2024	391,692	0.0
500,000	Titan Acquisition Limited 2018 Term Loan B, 5.499%, (US0003M + 3.000%), 03/28/2025	465,625	0.0
796,079	Tricorbraun Hldgs Inc First Lien Term Loan, 6.357%, (US0003M + 3.750%), 11/30/2023	795,416	0.1
545,120	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.749%, (US0001M + 3.250%), 10/17/2024	527,404	0.0
		8,911,992	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cosmetics/Toiletries: 0.0%
149,625	Anastasia Parent, LLC 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/11/2025	$139,525	0.0
547,000	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.879%, (US0003M + 4.250%), 06/30/2024	539,479	0.0
		679,004	0.0
	Diversified Financial Services: 0.0%
106,000	Blucora, Inc. 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 05/22/2024	104,410	0.0
	Drugs: 0.2%
491,930	Alvogen Pharma US, Inc. 2018 Term Loan B, 7.250%, (US0001M + 4.750%), 04/02/2022	480,247	0.0
1,071,423	Amneal Pharmaceuticals LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 05/04/2025	1,070,075	0.1
896,856	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.749%, (US0001M + 4.250%), 04/29/2024	883,683	0.0
1,036,758	Horizon Pharma, Inc. 2018 Term Loan B, 5.500%, (US0001M + 3.000%), 03/29/2024	1,038,503	0.1
		3,472,508	0.2
	Ecological Services & Equipment: 0.1%
877,791	GFL Environmental Inc. 2018 USD Term Loan B, 5.499%, (US0001M + 3.000%), 05/30/2025	852,555	0.1
248,125	Gopher Resource, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 03/06/2025	247,505	0.0
		1,100,060	0.1
	Electronics/Electrical: 2.0%
250,000	ABC Financial Services, Inc. 1st Lien Term Loan, 6.743%, (US0003M + 4.250%), 01/02/2025	250,625	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
68,916	Aptean, Inc. 2017 1st Lien Term Loan, 6.860%, (US0003M + 4.250%), 12/20/2022	$68,959	0.0
345,274	Avast Software B.V. 2018 USD Term Loan B, 5.109%, (US0003M + 2.500%), 09/30/2023	345,252	0.0
797,750	Barracuda Networks, Inc. 1st Lien Term Loan, 5.741%, (US0001M + 3.250%), 02/12/2025	793,097	0.1
1,459,375	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.851%, (US0003M + 4.250%), 10/02/2025	1,432,194	0.1
399,624	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.499%, (US0001M + 4.000%), 04/18/2025	395,461	0.0
150,000	Carbonite, Inc Term Loan B, 6.350%, (US0003M + 3.750%), 03/26/2026	149,109	0.0
184,538	Cohu, Inc. 2018 Term Loan B, 5.601%, (US0003M + 3.000%), 09/20/2025	179,001	0.0
150,000	Compuware Corporation 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 08/22/2025	150,281	0.0
650,000	Dynatrace LLC 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 08/22/2025	648,476	0.1
91,176	Dynatrace LLC 2018 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 08/21/2026	91,177	0.0
150,000	EagleView Technology Corporation 2018 Add On Term Loan B, 5.982%, (US0003M + 3.500%), 08/14/2025	146,062	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
149,250	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 06/26/2025	$145,519	0.0
887,325	Epicor Software Corporation 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 06/01/2022	878,267	0.1
149,620	Exact Merger Sub LLC 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 09/27/2024	148,935	0.0
567,491	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.749%, (US0001M + 3.250%), 12/01/2023	560,752	0.0
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0003M + 7.000%), 07/07/2025	250,547	0.0
684,937	Hyland Software, Inc. 2018 Term Loan 3, 5.999%, (US0001M + 3.500%), 07/01/2024	685,044	0.1
470,000	Imperva, Inc. 1st Lien Term Loan, 6.493%, (US0001M + 4.000%), 01/12/2026	467,258	0.1
110,000	Imperva, Inc. 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 01/11/2027	108,488	0.0
897,315	Infor (US), Inc. Term Loan B6, 5.272%, (US0001M + 2.750%), 02/01/2022	894,230	0.1
1,189,138	Informatica Corporation 2018 USD Term Loan, 5.749%, (US0001M + 3.250%), 08/05/2022	1,187,801	0.1
1,804,853	Kronos Incorporated 2017 Term Loan B, 5.736%, (US0003M + 3.000%), 11/01/2023	1,787,510	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
150,000	Lumentum Holdings 2018 1st Lien Term Loan, 4.999%, (US0001M + 2.500%), 12/10/2025	$150,000	0.0
116,517	MA FinanceCo., LLC USD Term Loan B3, 4.999%, (US0001M + 2.500%), 06/21/2024	113,410	0.0
112,273	MaxLinear, Inc. Term Loan B, 4.984%, (US0001M + 2.500%), 05/12/2024	112,130	0.0
250,000	McAfee, LLC 2017 2nd Lien Term Loan, 10.999%, (US0003M + 8.500%), 09/29/2025	252,812	0.0
1,411,373	McAfee, LLC 2018 USD Term Loan B, 6.249%, (US0001M + 3.750%), 09/30/2024	1,409,433	0.1
894,356	MH Sub I, LLC 2017 1st Lien Term Loan, 6.236%, (US0001M + 3.750%), 09/13/2024	883,829	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.986%, (US0001M + 7.500%), 09/15/2025	395,000	0.0
149,625	NAVEX TopCo, Inc. 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 09/05/2025	146,819	0.0
100,000	NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 9.500%, (US0001M + 7.000%), 09/05/2026	98,417	0.0
399,216	Optiv Security, Inc. 1st Lien Term Loan, 5.740%, (US0001M + 3.250%), 02/01/2024	383,247	0.0
175,000	Project Leopard Holdings, Inc. 2019 Term Loan, 6.749%, (US0001M + 4.250%), 07/07/2023	173,469	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,068,575	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.994%, (US0003M + 4.250%), 05/16/2025	$1,056,887	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.994%, (US0003M + 8.250%), 05/16/2026	113,850	0.0
1,291,710	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.738%, (US0003M + 3.000%), 11/03/2023	1,212,593	0.1
745,995	Riverbed Technology, Inc. 2016 Term Loan, 5.750%, (US0001M + 3.250%), 04/24/2022	679,228	0.1
90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/20/2026	88,875	0.0
580,000	Rocket Software, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 11/28/2025	579,347	0.1
369,466	Rovi Solutions Corporation Term Loan B, 5.000%, (US0001M + 2.500%), 07/02/2021	362,231	0.0
395,731	RP Crown Parent LLC Term Loan B, 5.240%, (US0001M + 2.750%), 10/12/2023	391,279	0.0
786,867	Seattle Spinco, Inc. USD Term Loan B3, 4.999%, (US0001M + 2.500%), 06/21/2024	765,884	0.1
549,375	Severin Acquisition, LLC 2018 Term Loan B, 5.989%, (US0001M + 3.250%), 08/01/2025	536,671	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
396,891	SkillSoft Corporation 1st Lien Term Loan, 7.240%, (US0001M + 4.750%), 04/28/2021	$334,381	0.0
1,267,228	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 02/05/2024	1,255,913	0.1
139,650	SonicWALL, Inc. 1st Lien Term Loan, 6.183%, (US0003M + 3.500%), 05/16/2025	136,159	0.0
100,000	SonicWALL, Inc. 2nd Lien Term Loan, 10.183%, (US0003M + 7.500%), 05/18/2026	95,812	0.0
139,233	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.749%, (US0001M + 2.250%), 04/16/2025	138,261	0.0
191,844	SS&C Technologies Inc. 2018 Term Loan B3, 4.749%, (US0001M + 2.250%), 04/16/2025	190,506	0.0
455,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.350%, (US0003M + 4.750%), 03/13/2026	444,478	0.0
650,000	TriTech Software Systems 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/29/2025	641,469	0.1
424,292	TTM Technologies, Inc. 2017 Term Loan, 4.989%, (US0001M + 2.500%), 09/28/2024	419,519	0.0
1,168,358	Veritas Bermuda Ltd. USD Repriced Term Loan B, 7.021%, (US0001M + 4.500%), 01/27/2023	1,084,382	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
579,375	Vertafore, Inc. 2018 1st Lien Term Loan, 5.749%, (US0003M + 3.250%), 07/02/2025	$570,250	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.749%, (US0001M + 7.250%), 07/02/2026	346,828	0.0
78,571	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 10/09/2026	77,589	0.0
140,845	Web.com Group, Inc. 2018 Term Loan B, 6.243%, (US0001M + 3.750%), 10/10/2025	139,114	0.0
222,700	Xperi Corporation 2018 Term Loan B1, 4.999%, (US0001M + 2.500%), 12/01/2023	218,524	0.0
		27,762,641	2.0
	Financial Intermediaries: 0.3%
149,625	Advisor Group, Inc. 2018 Term Loan, 6.249%, (US0001M + 3.750%), 08/15/2025	150,093	0.0
897,372	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 06/15/2025	883,014	0.1
699,500	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.749%, (US0001M + 3.250%), 08/21/2025	695,237	0.1
297,750	Duff & Phelps Corporation 2017 Term Loan B, 5.749%, (US0001M + 3.250%), 02/13/2025	291,702	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
1,170,000	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 6.037%, (US0003M + 3.250%), 07/21/2025	$1,164,881	0.1
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.537%, (US0003M + 6.750%), 07/20/2026	100,500	0.0
183	First Eagle Investment Management, LLC 2018 Term Loan B, 5.351%, (US0003M + 2.750%), 12/26/2024	183	0.0
133,177	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.999%, (US0001M + 2.500%), 07/03/2024	132,789	0.0
250,000	Priority Payment Systems LLC Term Loan, 7.500%, (US0003M + 5.000%), 01/03/2023	250,312	0.0
		3,668,711	0.3
	Food Products: 0.2%
400,000	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.240%, (US0001M + 3.750%), 10/01/2025	401,250	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.240%, (US0001M + 7.750%), 10/01/2026	100,125	0.0
148,125	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.993%, (US0003M + 3.500%), 07/07/2024	145,903	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
149,250	CH Guenther & Son, Incorporated 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 03/31/2025	$147,011	0.0
1,224,662	IRB Holding Corp 1st Lien Term Loan, 5.739%, (US0001M + 3.250%), 02/05/2025	1,196,725	0.1
621,050	NPC International, Inc. 1st Lien Term Loan, 6.051%, (US0001M + 3.500%), 04/19/2024	563,086	0.1
298,500	Sigma Bidco B.V. 2018 USD Term Loan B, 5.603%, (US0003M + 3.000%), 07/02/2025	290,913	0.0
		2,845,013	0.2
	Food Service: 0.3%
149,250	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 8.500%, (US0001M + 6.000%), 06/27/2025	144,772	0.0
149,250	Dhanani Group Inc. 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 07/20/2025	146,265	0.0
399,250	Flynn Restaurant Group LP 1st Lien Term Loan, 5.990%, (US0001M + 3.500%), 06/27/2025	389,269	0.0
147,779	Fogo de Chao Churrascaria Holdings LLC 2018 Add On Term Loan, 6.749%, (US0001M + 4.250%), 04/05/2025	147,409	0.0
1,258,354	Golden Nugget, Inc. 2017 Incremental Term Loan B, 5.242%, (US0001M + 2.750%), 10/04/2023	1,247,344	0.1
916,644	Hearthside Food Solutions, LLC 2018 Term Loan B, 6.186%, (US0001M + 3.688%), 05/23/2025	893,728	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Service (continued)
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.236%, (US0001M + 6.750%), 03/16/2026	$99,436	0.0
100,000	Tacala, LLC 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 01/30/2026	99,250	0.0
436,026	Welbilt, Inc. 2018 Term Loan B, 4.999%, (US0001M + 2.500%), 10/23/2025	427,305	0.1
		3,594,778	0.3
	Food/Drug Retailers: 0.3%
1,515,090	Albertsons, LLC Term Loan B7, 5.499%, (US0001M + 3.000%), 11/17/2025	1,498,518	0.1
545,474	Albertsons, LLC USD 2017 Term Loan B6, 5.479%, (US0001M + 3.000%), 06/22/2023	541,496	0.0
648,875	EG Finco Limited 2018 USD Term Loan, 6.601%, (US0003M + 4.000%), 02/07/2025	634,816	0.1
148,875	EG Group Limited 2018 USD Term Loan B, 6.601%, (US0003M + 4.000%), 02/07/2025	145,649	0.0
147,000	Moran Foods LLC Term Loan, 8.601%, (US0003M + 6.000%), 12/05/2023	83,790	0.0
150,000	Smart & Final Stores LLC 1st Lien Term Loan, 6.129%, (US0003M + 3.500%), 11/15/2022	143,750	0.0
740,000	United Natural Foods, Inc. Term Loan B, 6.749%, (US0001M + 4.250%), 10/22/2025	641,025	0.1
		3,689,044	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care: 1.7%
248,105	Acadia Healthcare Company, Inc. 2018 Term Loan B3, 5.022%, (US0001M + 2.500%), 02/11/2022	$246,554	0.0
150,000	Accelerated Health Systems, LLC Term Loan B, 5.990%, (US0001M + 3.500%), 10/31/2025	150,000	0.0
927,850	ADMI Corp. 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 04/30/2025	914,512	0.1
150,000	Agiliti Health, Inc Term Loan, 5.500%, (US0001M + 3.000%), 01/04/2026	149,809	0.0
147,516	Air Methods Corporation 2017 Term Loan B, 6.101%, (US0003M + 3.500%), 04/21/2024	111,448	0.0
893,692	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.992%, (US0003M + 3.500%), 05/10/2023	869,116	0.1
970,000	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 6.249%, (US0001M + 3.750%), 02/27/2026	968,181	0.1
25,000	Brightspring Health Services Delayed Draw Term Loan, 7.115%, (US0003M + 4.500%), 02/12/2026	24,667	0.0
775,000	Brightspring Health Services Term Loan B, 6.982%, (US0001M + 4.500%), 02/08/2026	764,667	0.1
2,073,627	Change Healthcare Holdings LLC 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 03/01/2024	2,047,707	0.1
561,240	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.656%, (US0003M + 3.000%), 06/07/2023	558,200	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
864,046	Concentra Inc. 2018 1st Lien Term Loan, 5.240%, (US0001M + 2.750%), 06/01/2022	$860,785	0.1
29,939	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 6.249%, (US0001M + 3.750%), 06/06/2025	29,265	0.0
119,400	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 06/06/2025	116,714	0.0
250,000	Diplomat Pharmacy, Inc. 2017 Term Loan B, 7.000%, (US0003M + 4.500%), 12/20/2024	238,750	0.0
1,752,500	Envision Healthcare Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 10/10/2025	1,642,604	0.1
894,746	ExamWorks Group, Inc. 2017 Term Loan, 5.749%, (US0001M + 3.250%), 07/27/2023	890,273	0.1
297,000	Global Medical Response, Inc. 2017 Term Loan B2, 6.736%, (US0001M + 4.250%), 03/14/2025	280,201	0.0
795,146	Global Medical Response, Inc. 2018 Term Loan B1, 5.739%, (US0001M + 3.250%), 04/28/2022	749,227	0.1
650,000	GoodRx, Inc. 1st Lien Term Loan, 5.489%, (US0001M + 3.000%), 10/10/2025	643,906	0.0
1,387	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 4.660%, (US0001W + 2.250%), 01/31/2025	1,379	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
149,250	Inovalon Holdings, Inc. 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 04/02/2025	$148,877	0.0
892,937	Jaguar Holding Company II 2018 Term Loan, 4.999%, (US0001M + 2.500%), 08/18/2022	884,760	0.1
994,313	Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.851%, (US0003M + 3.250%), 02/02/2024	988,927	0.1
150,000	Lifescan Global Corporation 2018 1st Lien Term Loan, 8.797%, (US0003M + 6.000%), 09/27/2024	144,437	0.0
362,052	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.351%, (US0003M + 2.750%), 06/07/2023	350,873	0.0
146,250	nThrive, Inc. 2016 1st Lien Term Loan, 6.996%, (US0001M + 4.500%), 10/20/2022	140,766	0.0
1,137,712	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 06/30/2025	1,097,418	0.1
234,418	Parexel International Corporation Term Loan B, 5.249%, (US0001M + 2.750%), 09/27/2024	226,272	0.0
615,040	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 5.236%, (US0001M + 2.750%), 02/14/2025	582,750	0.0
34,002	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 5.236%, (US0001M + 2.750%), 02/14/2025	32,217	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
296,972	Press Ganey Holdings, Inc. 2018 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 10/23/2023	$291,589	0.0
370,328	Prospect Medical Holdings, Inc. 2018 Term Loan B, 8.000%, (US0001M + 5.500%), 02/22/2024	338,850	0.0
738,750	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.982%, (US0003M + 4.500%), 11/16/2025	732,748	0.1
642,261	Select Medical Corporation 2017 Term Loan B, 4.990%, (US0003M + 2.500%), 03/06/2025	639,836	0.0
162,113	Sotera Health Holdings, LLC 2017 Term Loan, 5.499%, (US0001M + 3.000%), 05/15/2022	159,174	0.0
895,600	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.750%, (US0001M + 3.250%), 09/02/2024	881,886	0.1
147,375	Team Health Holdings, Inc. 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 02/06/2024	131,409	0.0
147,750	Tecomet Inc. 2017 Repriced Term Loan, 5.993%, (US0001M + 3.500%), 05/01/2024	147,381	0.0
396,487	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.499%, (US0001M + 3.000%), 06/23/2024	392,440	0.0
1,434,010	Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.481%, (US0001M + 3.000%), 06/02/2025	1,425,308	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
399,203	Vizient, Inc. 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 02/13/2023	$397,831	0.0
1,110,000	VVC Holding Corp. 2019 Term Loan B, 7.197%, (US0003M + 4.500%), 02/11/2026	1,095,200	0.1
797,372	Wink Holdco, Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 12/02/2024	772,953	0.1
		24,261,867	1.7
	Home Furnishings: 0.0%
642,865	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/02/2022	637,355	0.0
	Industrial Equipment: 0.4%
150,000	AI Alpine AT Bidco GmbH 2018 USD Term Loan B, 5.988%, (US0003M + 3.250%), 10/31/2025	147,375	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.629%, (US0003M + 4.000%), 11/30/2023	394,926	0.0
150,000	CPM Holdings, Inc. 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 11/15/2025	149,062	0.0
464,886	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.499%, (US0001M + 3.000%), 12/20/2024	460,237	0.0
647,105	ExGen Renewables IV, LLC Term Loan B, 5.630%, (US0003M + 3.000%), 11/28/2024	608,009	0.1
795,875	Filtration Group Corporation 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 03/29/2025	791,066	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
1,023,986	Gardner Denver, Inc. 2017 USD Term Loan B, 5.249%, (US0001M + 2.750%), 07/30/2024	$1,024,146	0.1
701,696	Kenan Advantage Group, Inc. 2015 Term Loan, 5.499%, (US0001M + 3.000%), 07/31/2022	692,925	0.1
178,634	Kenan Advantage Group, Inc. CAD Term Loan B, 5.499%, (US0001M + 3.000%), 07/31/2022	176,401	0.0
398,875	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.000%), 02/01/2025	387,906	0.0
149,250	Shape Technologies Group, Inc. Term Loan, 5.776%, (US0003M + 3.000%), 04/21/2025	147,571	0.0
		4,979,624	0.4
	Insurance: 0.9%
150,000	Achilles Acquisition LLC 2018 Term Loan, 6.500%, (US0001M + 4.000%), 10/03/2025	149,063	0.0
1,738,973	Acrisure, LLC 2017 Term Loan B, 6.879%, (US0003M + 4.250%), 11/22/2023	1,728,636	0.1
149,625	Alera Group Holdings, Inc. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 07/25/2025	150,934	0.0
1,065,896	Alliant Holdings I, Inc. 2018 Term Loan B, 5.232%, (US0001M + 2.750%), 05/09/2025	1,028,590	0.1
896,212	AmWINS Group, Inc. 2017 Term Loan B, 5.247%, (US0001M + 2.750%), 01/25/2024	886,018	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
1,045,110	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 09/19/2024	$1,033,570	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 09/19/2025	151,828	0.0
150,000	Aretec Group, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 10/01/2025	148,313	0.0
1,104,499	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.749%, (US0001M + 3.250%), 10/22/2024	1,071,364	0.1
896,487	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 04/26/2024	882,900	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 04/27/2025	149,250	0.0
1,456,450	Hub International Limited 2018 Term Loan B, 5.515%, (US0003M + 2.750%), 04/25/2025	1,410,784	0.1
1,104,567	NFP Corp. Term Loan B, 5.499%, (US0001M + 3.000%), 01/08/2024	1,066,321	0.1
1,345,000	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 12/31/2025	1,319,571	0.1
1,396,234	USI, Inc. 2017 Repriced Term Loan, 5.601%, (US0003M + 3.000%), 05/16/2024	1,352,602	0.1
		12,529,744	0.9
	Internet: 0.0%
225,775	Shutterfly, Inc., 5.250%, (US0001M + 2.750%), 08/17/2024	222,482	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/Movies: 0.7%
149,250	Airxcel, Inc. 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 04/28/2025	$138,429	0.0
955,000	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.600%, (US0003M + 3.000%), 03/14/2026	949,777	0.1
796,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.351%, (US0003M + 2.750%), 09/18/2024	756,249	0.1
829,557	Crown Finance US, Inc. 2018 USD Term Loan, 4.999%, (US0001M + 2.500%), 02/28/2025	811,515	0.1
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.999%, (US0001M + 2.500%), 02/01/2024	240,625	0.0
1,144,240	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 03/08/2024	1,137,089	0.1
1,283,389	Fitness International, LLC 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 04/18/2025	1,273,764	0.1
546,248	GVC Holdings PLC 2018 USD Term Loan B2, 4.999%, (US0001M + 2.500%), 03/29/2024	544,541	0.0
750,000	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.499%, (US0001M + 3.000%), 07/31/2024	747,343	0.1
648,372	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 07/03/2024	648,356	0.0
740,061	Life Time, Inc. 2017 Term Loan B, 5.379%, (US0003M + 2.750%), 06/10/2022	732,044	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
160,000	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/20/2025	$158,933	0.0
120,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.496%, (US0001M + 7.000%), 10/19/2026	119,100	0.0
604,921	SRAM, LLC 2018 Term Loan B, 5.361%, (US0002M + 2.750%), 03/15/2024	602,637	0.0
672,626	Thor Industries, Inc. USD Term Loan B, 6.250%, (US0001M + 3.750%), 02/01/2026	644,452	0.0
150,000	WeddingWire, Inc. 1st Lien Term Loan, 6.987%, (US0003M + 4.500%), 12/19/2025	149,625	0.0
100,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.737%, (US0001M + 8.250%), 12/21/2026	99,750	0.0
130,000	Winnebago Industries, Inc. 2017 Term Loan, 6.101%, (US0003M + 3.500%), 11/08/2023	127,400	0.0
248,750	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.749%, (US0001M + 2.250%), 07/02/2025	245,330	0.0
		10,126,959	0.7
	Leisure Time: 0.1%
987,550	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 05/30/2025	987,180	0.1
	Lodging & Casinos: 0.6%
150,000	Aimbridge Acquisition Co., Inc., 2019 1st Lien Term Loan, 6.259%, (US0001M + 3.750%), 02/01/2026	149,809	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
147,750	Belmond Interfin Ltd. Dollar Term Loan, 5.249%, (US0001M + 2.750%), 07/03/2024	$147,658	0.0
1,714,597	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 12/22/2024	1,697,757	0.1
754	CityCenter Holdings, LLC 2017 Term Loan B, 4.749%, (US0001M + 2.250%), 04/18/2024	740	0.0
796,617	Everi Payments Inc. Term Loan B, 5.499%, (US0001M + 3.000%), 05/09/2024	792,633	0.1
647,244	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 10/21/2024	642,389	0.1
1,602,559	Scientific Games International, Inc. 2018 Term Loan B5, 5.314%, (US0002M + 2.750%), 08/14/2024	1,561,064	0.1
1,984,176	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 6.101%, (US0003M + 3.500%), 07/10/2025	1,983,400	0.1
794,478	Station Casinos LLC 2016 Term Loan B, 5.000%, (US0001M + 2.500%), 06/08/2023	787,648	0.1
		7,763,098	0.6
	Nonferrous Metals/Minerals: 0.1%
960,676	Covia Holdings Corporation Term Loan, 6.160%, (US0003M + 3.750%), 06/01/2025	824,580	0.1
249,370	U.S. Silica Company 2018 Term Loan B, 6.500%, (US0003M + 4.000%), 05/01/2025	236,278	0.0
		1,060,858	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas: 0.1%
149,250	Brazos Delaware II, LLC Term Loan B, 6.487%, (US0001M + 4.000%), 05/21/2025	$141,414	0.0
140,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 10/29/2025	135,800	0.0
234,413	Grizzly Acquisitions Inc. 2018 Term Loan B, 6.047%, (US0003M + 3.250%), 10/01/2025	234,120	0.0
398,875	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.499%, (US0001M + 5.000%), 05/10/2025	383,119	0.0
547,000	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/30/2024	534,693	0.1
27,513	MEG Energy Corp. 2017 Term Loan B, 5.990%, (US0001M + 3.500%), 12/31/2023	27,409	0.0
150,000	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.740%, (US0001M + 3.250%), 09/29/2025	149,625	0.0
		1,606,180	0.1
	Publishing: 0.1%
1,628	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 6.522%, (US0001M + 4.000%), 05/04/2022	1,500	0.0
1,021,966	Meredith Corporation 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 01/31/2025	1,020,689	0.1
		1,022,189	0.1
	Radio & Television: 0.1%
803,972	A-L Parent LLC 2016 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/01/2023	802,213	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
598,525	CBS Radio Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 11/18/2024	$583,562	0.0
249,348	Cumulus Media New Holdings Inc. Exit Term Loan, 7.000%, (US0001M + 4.500%), 05/15/2022	245,569	0.0
499,451	Univision Communications Inc. Term Loan C5, 5.249%, (US0001M + 2.750%), 03/15/2024	471,803	0.0
		2,103,147	0.1
	Retailers (Except Food & Drug): 0.4%
248,612	Academy, Ltd. 2015 Term Loan B, 6.490%, (US0001M + 4.000%), 07/01/2022	179,778	0.0
795,729	Bass Pro Group, LLC Term Loan B, 7.499%, (US0001M + 5.000%), 09/25/2024	779,809	0.0
246,847	Belk, Inc. TL B 1L, 7.447%, (US0003M + 4.750%), 12/12/2022	200,008	0.0
893,071	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/2024	892,034	0.1
889,090	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.999%, (US0001M + 2.500%), 08/18/2023	870,568	0.1
361,368	Jo-Ann Stores, Inc. 2016 Term Loan, 7.761%, (US0003M + 5.000%), 10/20/2023	359,335	0.0
100,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 12.011%, (US0003M + 9.250%), 05/21/2024	95,750	0.0
842,467	Leslies Poolmart, Inc. 2016 Term Loan, 6.079%, (US0002M + 3.500%), 08/16/2023	816,140	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
1,135,421	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.739%, (US0001M + 3.250%), 04/09/2025	$1,093,552	0.1
389,243	National Vision, Inc. 2017 Repriced Term Loan, 4.999%, (US0001M + 2.500%), 11/20/2024	387,622	0.0
242,500	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.994%, (US0003M + 3.250%), 01/26/2023	186,483	0.0
		5,861,079	0.4
	Software: 0.1%
872,670	Almonde, Inc. - TL B 1L, 6.101%, (US0003M + 3.500%), 06/13/2024	842,604	0.1
	Steel: 0.0%
275,833	GrafTech Finance, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 02/12/2025	274,454	0.0
	Surface Transport: 0.1%
902,194	Navistar International Corporation 2017 1st Lien Term Loan B, 6.000%, (US0001M + 3.500%), 11/06/2024	900,683	0.1
547,366	PODS, LLC 2018 1st Lien Term Loan, 5.243%, (US0001M + 2.750%), 12/06/2024	538,266	0.0
587,892	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.990%, (US0001M + 4.500%), 08/01/2025	589,913	0.0
		2,028,862	0.1
	Telecommunications: 0.9%
544,991	Altice Financing SA USD 2017 1st Lien Term Loan, 5.241%, (US0001M + 2.750%), 01/31/2026	522,510	0.0
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.999%, (US0001M + 6.500%), 08/04/2025	187,919	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
208,949	Asurion LLC 2017 Term Loan B4, 5.499%, (US0001M + 3.000%), 08/04/2022	$208,166	0.0
992,255	Asurion LLC 2018 Term Loan B6, 5.499%, (US0001M + 3.000%), 11/03/2023	987,759	0.1
1,497,500	Asurion LLC 2018 Term Loan B7, 5.499%, (US0001M + 3.000%), 11/03/2024	1,489,779	0.1
938,100	Avaya, Inc. 2018 Term Loan B, 6.777%, (US0001M + 4.250%), 12/15/2024	935,286	0.1
1,901,505	CenturyLink, Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 01/31/2025	1,863,474	0.1
810,000	CommScope, Inc. 2019 Term Loan B, 5.865%, (US0003M + 3.250%), 02/06/2026	811,717	0.1
748,092	Consolidated Communications, Inc. 2016 Term Loan B, 5.500%, (US0003M + 3.000%), 10/04/2023	713,804	0.0
1,045,735	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 6.101%, (US0003M + 3.500%), 08/01/2024	959,788	0.1
681,956	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 11/29/2025	679,399	0.1
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/29/2026	117,675	0.0
998,744	GTT Communications, Inc. 2018 USD Term Loan B, 5.250%, (US0003M + 2.750%), 05/31/2025	943,992	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
498,125	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 11/15/2024	$494,597	0.0
398,500	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/01/2024	396,632	0.0
149,250	Speedcast International Limited Term Loan B, 5.351%, (US0003M + 2.750%), 05/15/2025	145,239	0.0
546,977	Sprint Communications, Inc. 1st Lien Term Loan B, 5.000%, (US0001M + 2.500%), 02/02/2024	531,594	0.1
500,000	Sprint Communications, Inc. 2018 Term Loan B, 5.500%, (US0003M + 3.000%), 02/02/2024	490,937	0.0
346	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 7.484%, (US0001M + 5.000%), 03/09/2023	318	0.0
		12,480,585	0.9
	Utilities: 0.1%
868,114	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.999%, (US0001M + 2.500%), 01/15/2025	858,755	0.1
225,000	Edgewater Generation, L.L.C. Term Loan, 6.249%, (US0001M + 3.750%), 12/13/2025	224,894	0.0
399,375	LMBE-MC Holdco II LLC Term Loan B, 6.610%, (US0003M + 4.000%), 11/14/2025	397,378	0.0
136,638	Nautilus Power, LLC Term Loan B, 6.749%, (US0001M + 4.250%), 05/16/2024	137,150	0.0
		1,618,177	0.1
	Total Bank Loans (Cost $203,481,338)	201,016,008	14.2

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.1%
1,600,000	(1)(5)	BANK 2017-BNK6 E, 2.654%, 07/15/2060	$1,047,712	0.1
16,600,000	(1)(5)(7)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,672,565	0.1
51,330,000	(5)(7)(8)	BANK 2019-BN17 XA, 1.038%, 04/15/2052	4,317,731	0.3
6,700,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,976,135	0.4
5,320,000	(1)(5)(7)	BANK 2017-BNK4 XE, 1.471%, 05/15/2050	528,875	0.0
1,000,000	(1)(5)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.186%, 11/26/2047	868,452	0.1
104,766,288	(5)(7)	Benchmark 2018-B7 XA Mortgage Trust, 0.450%, 05/15/2053	3,489,618	0.2
53,370,000	(5)(7)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.233%, 03/15/2062	5,013,231	0.4
42,285,000	(1)(5)(7)(8)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	3,345,935	0.2
3,090,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,624,707	0.2
7,330,000	(1)(5)(7)	Benchmark 2019-B9 XD Mortgage Trust, 2.003%, 03/15/2052	1,177,621	0.1
77,617,514	(5)(7)	BMARK 2018-B4 XA, 0.543%, 07/15/2051	2,860,764	0.2
1,440,000	(1)	BX Commercial Mortgage Trust 2018-BIOA D, 3.805%, (US0001M + 1.321%), 03/15/2037	1,438,795	0.1
3,442,804	(1)	BX Commercial Mortgage Trust 2018-IND F, 4.284%, (US0001M + 1.800%), 11/15/2035	3,453,426	0.3
4,366,882	(1)	BX Commercial Mortgage Trust 2018-IND G, 4.534%, (US0001M + 2.050%), 11/15/2035	4,385,978	0.3
2,580,000	(1)	BXMT 2017-FL1 C Ltd., 4.434%, (US0001M + 1.950%), 06/15/2035	2,579,226	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 5.184%, (US0001M + 2.700%), 06/15/2035	$1,499,528	0.1
4,990,000	(1)(5)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	5,066,768	0.4
1,010,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	1,018,777	0.1
8,228,255	(5)(7)	CD 2016-CD1 Mortgage Trust XA, 1.422%, 08/10/2049	640,915	0.0
14,660,000	(1)(5)(7)	CD 2016-CD1 Mortgage Trust XB, 0.681%, 08/10/2049	674,073	0.1
1,000,000	(1)(5)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.112%, 11/10/2046	1,007,189	0.1
4,826,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.597%, 03/10/2047	4,625,995	0.3
6,030,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	5,155,718	0.4
3,425,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.097%, 03/10/2047	3,585,705	0.2
3,550,000	(1)(5)	Citigroup Commercial Mortgage Trust 2016-P3 D, 2.804%, 04/15/2049	2,959,092	0.2
1,270,000	(1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	1,084,420	0.1
27,780,784	(5)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.117%, 10/12/2050	1,898,642	0.1
3,000,000	(5)	COMM 2012-CCRE2 C Mortgage Trust, 4.832%, 08/15/2045	3,065,391	0.2
3,993,211	(5)(7)	COMM 2012-CR1 XA, 1.866%, 05/15/2045	188,244	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
11,238,088	(5)(7)	COMM 2012-CR3 XA, 1.869%, 10/15/2045	$591,650	0.0
960,147	(5)(7)	COMM 2012-CR4 XA, 1.769%, 10/15/2045	47,898	0.0
7,189,482	(1)(5)(7)	COMM 2012-LTRT XA, 0.960%, 10/05/2030	184,877	0.0
2,200,000	(1)(5)	COMM 2013-LC6 D Mortgage Trust, 4.264%, 01/10/2046	2,209,862	0.2
11,197,284	(5)(7)	COMM 2016-COR1 XA, 1.452%, 10/10/2049	862,490	0.1
2,833,376	(5)(7)	COMM 2016-CR28 XA, 0.663%, 02/10/2049	98,997	0.0
1,000,000	(5)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,029,687	0.1
21,536,949	(5)(7)	COMM 2017-COR2 XA, 1.178%, 09/10/2050	1,696,562	0.1
3,962,000	(1)(5)	Core Industrial Trust 2015-TEXW E, 3.849%, 02/10/2034	3,966,658	0.3
80,320,103	(5)(7)	CSAIL 2018-CX12 XA Commercial Mortgage Trust, 0.623%, 08/15/2051	3,690,355	0.3
3,450,000	(1)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	3,458,563	0.2
2,314,968	(1)(5)	DBUBS 2011-LC1A F Mortgage Trust, 5.699%, 11/10/2046	2,352,145	0.1
5,000,000	(1)(5)	DBUBS 2011-LC2A D, 5.532%, 07/10/2044	5,185,399	0.4
2,450,000	(1)(5)	DBUBS 2011-LC2 E Mortgage Trust, 5.532%, 07/10/2044	2,434,282	0.2
5,000,000	(1)	DBWF 2018-GLKS D Mortgage Trust, 4.882%, (US0001M + 2.400%), 11/19/2035	5,012,434	0.4
4,800,000	(1)(5)	DBJPM 16-C3 F Mortgage Trust, 4.243%, 08/10/2049	3,613,238	0.3
5,390,000	(1)(5)	DBJPM 16-C3 G Mortgage Trust, 4.243%, 08/10/2049	3,535,258	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,666,868	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/2020	$281,769	0.0
16,928,081	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.200%, 02/25/2042	1,083,991	0.1
19,240,000	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.583%, 11/25/2041	1,193,221	0.1
7,470,000	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	547,632	0.0
6,597,908	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 2.004%, 04/25/2045	2,759	0.0
8,937,711	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.016%, 02/25/2041	344,414	0.0
20,330,706	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.837%, 01/25/2026	2,507,545	0.2
673,367	(1)(7)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,412	0.0
203,197,429	(1)(7)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	280,209	0.0
1,396,699	(1)	GPT 2018-GPP E Mortgage Trust, 4.954%, (US0001M + 2.470%), 06/15/2035	1,394,204	0.1
3,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 5.084%, (US0001M + 2.600%), 07/15/2035	3,470,506	0.3
3,080,000	(5)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.700%, 05/10/2045	3,217,603	0.2
4,480,000	(1)(5)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	3,182,060	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,860,000	(1)(5)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	$2,463,986	0.2
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.584%, (US0001M + 2.100%), 07/15/2035	1,982,136	0.1
1,010,000	(1)(5)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	1,003,567	0.1
15,461,571	(5)(7)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	1,192,622	0.1
180,000	(1)(5)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	174,566	0.0
8,160,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	8,240,183	0.6
12,680,000	(1)(5)(7)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.335%, 12/15/2047	148,976	0.0
107,148	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.362%, 06/12/2041	107,518	0.0
500,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.399%, 07/15/2046	522,249	0.0
6,150,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,097,803	0.4
5,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,929,089	0.3
5,541,334	(5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	178,315	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.117%, 12/15/2047	$1,917,569	0.1
5,500,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	4,940,896	0.4
1,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.003%, 01/15/2046	991,654	0.1
2,660,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	2,225,790	0.2
29,608,294	(5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.061%, 07/15/2047	894,887	0.1
1,000,000	(1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	1,028,699	0.1
1,405,000	(5)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.651%, 08/15/2047	1,423,723	0.1
2,440,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	1,987,445	0.1
4,059,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	2,666,642	0.2
66,465,917	(5)(7)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.314%, 02/15/2048	3,104,357	0.2
62,467,649	(5)(7)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.116%, 10/15/2048	2,543,489	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
21,558,698	(5)(7)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.910%, 10/15/2050	$1,238,373	0.1
522,510	(1)(5)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	530,709	0.0
13,948,653	(1)(5)(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.110%, 03/10/2050	611,635	0.0
12,405,622	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.004%, 11/15/2046	467,172	0.0
20,055,408	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.095%, 12/15/2047	695,552	0.0
2,980,000	(1)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.913%, 04/15/2047	3,051,546	0.2
1,000,000	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.463%, 02/15/2048	1,020,694	0.1
15,811,255	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.823%, 11/15/2052	843,423	0.1
270,000	(1)(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	280,368	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,824,243	0.4
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,070,456	0.3
75,422,790	(5)(7)	Morgan Stanley Capital I Trust 2018-L1 XA, 0.531%, 10/15/2051	3,070,386	0.2
25,660,000	(1)(5)(7)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.797%, 10/15/2051	3,708,176	0.3
910,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	763,386	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
38,572,776	(5)(7)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	$2,136,812	0.1
3,519,000	(1)	PFP 2017-4 E Ltd., 7.334%, (US0001M + 4.850%), 07/14/2035	3,595,415	0.2
4,470,000	(1)(5)	Ready Capital Mortgage Trust 2019-5 D, 5.551%, 02/25/2052	4,237,431	0.3
3,768,725	(1)	SLIDE 2018-FUN E, 4.784%, (US0001M + 2.300%), 06/15/2031	3,781,411	0.3
3,655,268	(1)	SLIDE 2018-FUN F, 5.484%, (US0001M + 3.000%), 06/15/2031	3,672,496	0.2
480,000	(1)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	472,280	0.0
1,000,000	(1)(5)	UBS Commercial Mortgage Trust 2017-C5, 4.319%, 11/15/2050	923,225	0.0
46,070,000	(5)(7)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.564%, 04/15/2052	5,233,566	0.4
2,500,000	(1)(5)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.313%, 04/10/2046	2,352,635	0.2
3,829,649	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	2,978,744	0.2
30,000,000	(5)(7)	Wells Fargo Commercial Mortgage Trust 2016-C36 XB, 0.679%, 11/15/2059	1,402,413	0.1
78,780,000	(5)(7)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.526%, 11/15/2049	3,012,185	0.2
2,720,000	(1)	Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	2,210,410	0.2
20,942,671	(5)(7)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.986%, 10/15/2050	1,266,294	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,500,000	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.641%, (US0001M + 2.157%), 12/15/2036	$2,507,037	0.2
5,210,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	4,361,395	0.3
395,907	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.833%, 08/15/2045	19,108	0.0
3,293,448	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.882%, 11/15/2045	180,054	0.0
960,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	799,533	0.1
1,136,578	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	573,775	0.0
5,789,429	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.273%, 03/15/2048	227,486	0.0
7,110,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.063%, 12/15/2046	7,276,479	0.5
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	668,279	0.0
3,000,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,426,361	0.2
43,074,750	(5)(7)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.863%, 03/15/2046	1,181,614	0.1
1,500,000	(1)(5)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,441,455	0.1
1,075,782		Other Securities	1,066,638	0.1
		Total Commercial Mortgage-Backed Securities (Cost $264,397,365)	270,675,719	19.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(13): 5.2%
		Federal Home Loan Mortgage Corporation: 1.7%
24,300,000	(12)	3.500%, 04/01/2048	$24,653,109	1.7
		Federal National Mortgage Association: 2.5%(13)
13,200,000	(12)	3.000%, 05/01/2043	13,131,422	0.9
15,282,000	(12)	4.000%, 04/01/2048	15,721,357	1.1
5,975,000	(12)	4.500%, 04/25/2039	6,226,458	0.5
7,439		5.500%, 10/01/2039	8,096	0.0
			35,087,333	2.5
		Government National Mortgage Association: 1.0%
13,700,000	(12)	4.500%, 04/01/2044	14,228,935	1.0
		Total U.S. Government Agency Obligations (Cost $73,427,783)	73,969,377	5.2
SOVEREIGN BONDS: 3.1%
CLP3,990,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%-5.000%, 03/01/2026-03/01/2035	6,188,353	0.5
EUR13,592,000	(1)	Hellenic Republic Government Bond, 3.875%, 03/12/2029	15,430,090	1.1
500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	498,935	0.0
750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	759,000	0.1
1,800,000	(1)(2)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,854,144	0.1
17,980,125		Other Securities	18,485,178	1.3
		Total Sovereign Bonds (Cost $43,595,601)	43,215,700	3.1
U.S. TREASURY OBLIGATIONS: 2.2%
		Treasury Inflation Indexed Protected Securities: 2.0%
27,055,052		0.875%, 01/15/2029	27,951,533	2.0
		U.S. Treasury Bonds: 0.1%
1,200,000		Other Securities	1,338,867	0.1
		U.S. Treasury Notes: 0.1%
1,267,000		Other Securities	1,287,587	0.1
		Total U.S. Treasury Obligations (Cost $30,439,595)	30,577,987	2.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(14): 0.0%
Total Purchased Options (Cost $855,890)	$53,308	0.0
Total Long-Term Investments (Cost $1,336,884,876)	1,356,849,717	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	Securities Lending Collateral(15): 0.6%
2,010,153	Citigroup, Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,050,356, due 04/02/19-10/20/68)	2,010,153	0.1
2,010,153	Daiwa Capital Markets, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,050,356, due 04/11/19-03/20/49)	2,010,153	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(15) (continued)
2,010,153	Guggenheim Securities LLC, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.302%-5.458%, Market Value plus accrued interest $2,050,356, due 01/01/27-05/20/68)	$2,010,153	0.1
2,010,153	Jefferies LLC, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $2,010,594, collateralized by various U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $2,050,371, due 04/03/19-07/15/36)	2,010,153	0.2
421,481	Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.57%, due 04/01/19 (Repurchase Amount $421,570, collateralized by various U.S. Government Securities, 0.875%-2.875%, Market Value plus accrued interest $429,911, due 12/31/20-05/15/43)	421,481	0.0
		8,462,093	0.6
Shares			Value	Percentage of Net Assets
		Mutual Funds: 7.6%
86,704,498	(16)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.360%	86,704,498	6.1
20,910,000	(16)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%	$20,910,000	1.5
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Mutual Funds (Cost $107,614,498)	107,614,498	7.6
Total Short-Term Investments (Cost $116,076,591)	116,076,591	8.2
Total Investments in Securities (Cost $1,452,961,467)	$1,472,926,308	104.2
Liabilities in Excess of Other Assets	(59,784,444)	(4.2)
Net Assets	$1,413,141,864	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(6)
The grouping contains Level 3 securities.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

(10)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(11)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.

(12)
Settlement is on a when-issued or delayed-delivery basis.

(13)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(14)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(15)
Represents securities purchased with cash collateral received for securities on loan.

(16)
Rate shown is the 7-day yield as of March 31, 2019.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

CLP
Chilean Peso

EUR
EU Euro

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

PRIME
Federal Reserve Bank Prime Loan Rate

US0001M
1-month LIBOR

US0001W
1-week LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Purchased Options	$—	$53,308	$—	$53,308
Corporate Bonds/Notes	—	199,465,128	—	199,465,128
Collateralized Mortgage Obligations	—	301,069,837	14,116,380	315,186,217
U.S. Government Agency Obligations	6,226,458	67,742,919	—	73,969,377
U.S. Treasury Obligations	—	30,577,987	—	30,577,987
Commercial Mortgage-Backed Securities	—	263,012,053	7,663,666	270,675,719
Asset-Backed Securities	—	222,690,273	—	222,690,273
Bank Loans	—	201,016,008	—	201,016,008
Sovereign Bonds	—	43,215,700	—	43,215,700
Short-Term Investments	107,614,498	8,462,093	—	116,076,591
Total Investments, at fair value	$113,840,956	$1,337,305,306	$21,780,046	$1,472,926,308
Other Financial Instruments+
Centrally Cleared Swaps	—	766,646	—	766,646
Forward Foreign Currency Contracts	—	1,795,645	—	1,795,645
Forward Premium Swaptions	—	83,673	—	83,673
Futures	530,048	—	—	530,048
Total Assets	$114,371,004	$1,339,951,270	$21,780,046	$1,476,102,320
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,088,803)	$—	$(1,088,803)
Forward Foreign Currency Contracts	—	(1,345,688)	—	(1,345,688)
Forward Premium Swaptions	—	(177,469)	—	(177,469)
Futures	(2,802,363)	—	—	(2,802,363)
Written Options	—	(5,266,044)	—	(5,266,044)
Total Liabilities	$(2,802,363)	$(7,878,004)	$—	$(10,680,367)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended March 31, 2019:
	Beginning Balance 3/31/2018	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	*Net Change in Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	**Ending Balance 3/31/2019
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$7,663,666	$—	$—	$—	$—	$—	$—	$7,663,666
Commercial Mortgage-Backed Securities	—	14,116,380	—	—	—	—	—	—	14,116,380
Total Investments, at value	$—	$21,780,046	$—	$—	$—	$—	$—	$—	$21,780,046

*
As of March 31, 2019 total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(26,789).

**
The Fund’s investments that are categorized as Level 3 were fair valued utilizing proxy pricing at the base price without adjustment. Such valuations are based on significant unobservable inputs. A significant change in third party information could result in a significantly lower or higher fair value in such Level 3 investments.

At March 31, 2019, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 5,887,581	CLP 4,035,053,416	Barclays Bank PLC	04/05/19	$(41,947)
USD 32,234	ILS 120,172	Barclays Bank PLC	04/05/19	(854)
MYR 131,109	USD 31,340	Barclays Bank PLC	04/05/19	776
USD 24,775	SEK 227,748	Barclays Bank PLC	05/10/19	208
USD 1,752,000	SEK 16,133,730	Barclays Bank PLC	05/10/19	11,700
USD 13,324,585	GBP 10,046,868	Barclays Bank PLC	05/10/19	213,743
EUR 17,742,876	USD 20,032,000	Barclays Bank PLC	05/10/19	(64,253)
USD 10,070,000	NOK 86,729,265	Barclays Bank PLC	05/10/19	(736)
NOK 482,029,956	USD 56,614,035	Barclays Bank PLC	05/10/19	(642,194)
CLP 89,760,000	USD 136,431	BNP Paribas	04/05/19	(4,529)
NOK 43,890,274	USD 5,192,000	BNP Paribas	05/10/19	(95,596)
USD 62,516	PLN 233,459	Citibank N.A.	04/05/19	1,704
ZAR 180,127	USD 12,525	Citibank N.A.	04/05/19	(45)
CZK 943,369	USD 42,105	Citibank N.A.	04/05/19	(1,106)
TRY 74,344	USD 13,353	Citibank N.A.	04/05/19	(64)
USD 8,760	COP 28,445,128	Citibank N.A.	04/05/19	(161)
USD 30,493	PEN 102,073	Citibank N.A.	04/05/19	(268)
CAD 30,939,832	USD 23,049,000	Citibank N.A.	05/10/19	125,854
JPY 580,653,221	USD 5,240,212	Citibank N.A.	05/10/19	16,001
CHF 1,655,005	USD 1,669,000	Citibank N.A.	05/10/19	(819)
EUR 12,609,604	USD 14,202,000	Citibank N.A.	05/10/19	(20,435)
USD 11,264,000	CAD 15,086,231	Citibank N.A.	05/10/19	(36,035)
USD 4,579,000	AUD 6,445,368	Citibank N.A.	05/10/19	(10,407)
USD 1,535,000	SEK 14,211,076	Citibank N.A.	05/10/19	2,091
USD 186,000	JPY 20,501,201	Citibank N.A.	05/10/19	418
USD 15,717,684	EUR 13,781,967	Citibank N.A.	05/10/19	207,525
AUD 7,712,072	USD 5,499,000	Citibank N.A.	05/10/19	(18,967)
USD 9,555,000	EUR 8,379,382	Citibank N.A.	05/10/19	124,884
AUD 6,682,542	USD 4,778,000	Citibank N.A.	05/10/19	(29,529)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK 40,875,980	USD 4,467,000	Citibank N.A.	05/10/19	(57,824)
USD 4,697,000	EUR 4,149,232	Citibank N.A.	05/10/19	27,474
USD 2,933,000	GBP 2,242,383	Citibank N.A.	05/10/19	6,761
USD 9,688,000	AUD 13,660,996	Citibank N.A.	05/10/19	(19,211)
USD 1,616,000	SEK 14,876,624	Citibank N.A.	05/10/19	11,301
USD 6,465,000	CAD 8,659,738	Citibank N.A.	05/10/19	(21,401)
USD 28,057	PHP 1,499,125	Goldman Sachs International	04/05/19	(474)
USD 74,725	HUF 20,830,886	Goldman Sachs International	04/05/19	1,966
USD 62,149	RUB 4,261,681	Goldman Sachs International	04/05/19	(2,769)
USD 47,242	BRL 182,623	Goldman Sachs International	04/05/19	608
MXN 164,119	USD 8,128	Goldman Sachs International	04/05/19	324
USD 12,412,000	CHF 12,311,025	Goldman Sachs International	05/10/19	46,677
EUR 12,152,830	USD 13,697,000	Goldman Sachs International	05/10/19	(20,264)
USD 10,094,000	NOK 87,039,812	Goldman Sachs International	05/10/19	(12,796)
USD 146,000	EUR 128,457	HSBC Bank USA N.A.	05/10/19	1,435
USD 203,000	CLP 139,493,480	JPMorgan Chase Bank N.A.	04/05/19	(1,986)
USD 49,498,892	EUR 43,438,123	JPMorgan Chase Bank N.A.	05/10/19	613,838
GBP 5,561,141	USD 7,286,000	JPMorgan Chase Bank N.A.	05/10/19	(28,890)
USD 3,600,704	JPY 399,908,900	JPMorgan Chase Bank N.A.	05/10/19	(19,368)
AUD 23,644,922	USD 16,821,000	JPMorgan Chase Bank N.A.	05/10/19	(19,425)
USD 7,502,907	NZD 10,924,314	JPMorgan Chase Bank N.A.	05/10/19	58,114
USD 5,232,117	AUD 7,359,842	JPMorgan Chase Bank N.A.	05/10/19	2,371
USD 5,226,000	JPY 576,269,400	JPMorgan Chase Bank N.A.	05/10/19	9,470
CHF 27,651,334	USD 27,742,148	JPMorgan Chase Bank N.A.	05/10/19	129,326
AUD 15,985,520	USD 11,358,830	JPMorgan Chase Bank N.A.	05/10/19	138
EUR 1,969,659	USD 2,234,000	JPMorgan Chase Bank N.A.	05/10/19	(17,355)
CHF 1,589,146	USD 1,610,000	JPMorgan Chase Bank N.A.	05/10/19	(8,202)
CAD 387,529	USD 291,989	JPMorgan Chase Bank N.A.	05/10/19	(1,718)
USD 44,749	IDR 646,222,949	JPMorgan Chase Bank N.A.	06/28/19	(14)
USD 10,434,000	CAD 13,844,962	Morgan Stanley	05/10/19	63,712
USD 13,008,000	CHF 12,865,979	Morgan Stanley	05/10/19	39,592
CHF 1,727,745	USD 1,746,000	Morgan Stanley	05/10/19	(4,500)
USD 1,348,000	NOK 11,511,184	Morgan Stanley	05/10/19	11,357
GBP 2,316,311	USD 3,066,000	Morgan Stanley	05/10/19	(43,288)
CAD 24,282,451	USD 18,122,000	Morgan Stanley	05/10/19	66,277
USD 6,466,000	NOK 55,607,692	Morgan Stanley	05/10/19	(21,239)
CAD 20,724,156	USD 15,564,856	Morgan Stanley	05/10/19	(41,847)
USD 4,673,000	AUD 6,589,418	Morgan Stanley	05/10/19	(9,299)
USD 2,896,000	GBP 2,223,579	Morgan Stanley	05/10/19	(25,873)
				$449,957

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

At March 31, 2019, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	694	06/28/19	$147,887,062	$530,048
			$147,887,062	$530,048
Short Contracts
Euro-Bund	(85)	06/06/19	(15,860,386)	(152,637)
U.S. Treasury 10-Year Note	(404)	06/19/19	(50,184,375)	(619,441)
U.S. Treasury 5-Year Note	(996)	06/28/19	(115,364,813)	(919,022)
U.S. Treasury Long Bond	(16)	06/19/19	(2,394,500)	(66,711)
U.S. Treasury Ultra 10-Year Note	(192)	06/19/19	(25,494,000)	(423,200)
U.S. Treasury Ultra Long Bond	(97)	06/19/19	(16,296,000)	(621,352)
			$(225,594,074)	$(2,802,363)

At March 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month PLZ-WIBOR	Semi-Annual	2.765%	Annual	06/01/27	PLN6,000,000	$71,995	$72,962
Pay	3-month USD-LIBOR	Quarterly	2.596	Semi-Annual	04/11/20	USD90,000,000	34,765	34,765
Pay	3-month USD-LIBOR	Quarterly	2.026	Semi-Annual	03/12/22	USD258,000	(2,184)	(2,184)
Pay	3-month USD-LIBOR	Quarterly	2.246	Semi-Annual	03/12/25	USD49,000	(184)	(184)
Pay	3-month USD-LIBOR	Quarterly	2.238	Semi-Annual	03/09/26	USD20,892,000	(70,117)	(70,117)
Pay	3-month USD-LIBOR	Quarterly	2.431	Semi-Annual	03/26/29	USD18,055,000	26,264	26,264
Pay	3-month USD-LIBOR	Quarterly	2.432	Semi-Annual	03/26/29	USD108,332,000	167,299	167,299
Pay	3-month USD-LIBOR	Quarterly	2.462	Semi-Annual	03/26/29	USD108,332,000	458,731	458,731
Pay	3-month USD-LIBOR	Quarterly	2.381	Semi-Annual	03/27/29	USD173,980,000	(523,751)	(523,751)
Receive	3-month USD-LIBOR	Quarterly	2.620	Semi-Annual	04/13/20	USD23,800,000	(14,315)	(14,316)
Receive	3-month USD-LIBOR	Quarterly	1.923	Semi-Annual	03/20/22	USD575,000	6,625	6,625
Receive	3-month USD-LIBOR	Quarterly	2.839	Semi-Annual	04/11/28	USD12,000,000	(428,793)	(428,793)
Receive	3-month USD-LIBOR	Quarterly	2.435	Semi-Annual	03/26/29	USD27,140,000	(49,457)	(49,458)
							$(323,122)	$(322,157)

At March 31, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.000%	3-month USD-LIBOR	05/28/19	USD180,553,000	$379,161	$24,242
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD90,277,000	194,096	11,501
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD137,870,000	282,633	17,565
							$855,890	$53,308

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

At March 31, 2019, the following over-the-counter written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	05/28/19	USD180,553,000	$487,493	$(2,291,002)
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD137,870,000	379,143	(1,797,828)
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD90,277,000	243,748	(1,177,214)
							$1,110,384	$(5,266,044)

At March 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	5.250%	Receive	3-month USD-LIBOR	02/21/20	USD 70,377,000	$(36,947,925)	$(18,380)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	5.288%	Receive	3-month USD-LIBOR	04/25/19	USD20,046,000	(1,059,932)	(36,230)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.070%	Receive	3-month USD-LIBOR	03/16/20	USD31,026,000	(1,573,018)	47,077
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD39,324,000	(2,017,321)	36,596
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.280%	Receive	3-month USD-LIBOR	02/24/20	USD59,117,000	(3,119,900)	(29,303)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD68,465,000	(3,625,222)	(46,051)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.320%	Receive	3-month USD-LIBOR	04/25/19	USD22,284,000	(1,185,509)	(47,505)
							$(49,528,827)	$(93,796)

(1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$53,308
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,795,645
Interest rate contracts	Unrealized appreciation on forward premium swaptions	83,673
Interest rate contracts	Net Assets — Unrealized appreciation*	530,048
Interest rate contracts	Net Assets — Unrealized appreciation**	766,646
Total Asset Derivatives		$3,229,320
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,345,688
Interest rate contracts	Unrealized depreciation on forward premium swaptions	177,469
Interest rate contracts	Net Assets — Unrealized depreciation*	2,802,363
Interest rate contracts	Net Assets — Unrealized depreciation**	1,088,803
Interest rate contracts	Written options, at fair value	5,266,044
Total Liability Derivatives		$10,680,367

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$460,154	$—	$460,154
Equity contracts	—	—	(1,175,327)	—	—	(1,175,327)
Foreign exchange contracts	—	4,739,203	—	—	—	4,739,203
Interest rate contracts	410,438	—	(5,867,369)	(2,261)	440,750	(5,018,442)
Total	$410,438	$4,739,203	$(7,042,696)	$457,893	$440,750	$(994,412)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(139,916)	$—	$(139,916)
Foreign exchange contracts	—	364,034	—	—	—	364,034
Interest rate contracts	(940,178)	—	(1,456,776)	235,753	(4,155,660)	(6,316,861)
Total	$(940,178)	$364,034	$(1,456,776)	$95,837	$(4,155,660)	$(6,092,743)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2019:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$—	$53,308	$—	$—	$—	$—	$—	$53,308
Forward premium swaptions	—	—	—	—	83,673	—	—	—	—	83,673
Forward foreign currency contracts	—	226,427	—	524,013	49,575	1,435	813,257	—	180,938	1,795,645
Total Assets	$—	$226,427	$—	$577,321	$133,248	$1,435	$813,257	$—	$180,938	$1,932,626
Liabilities:
Forward foreign currency contracts	$—	$749,984	$100,125	$216,272	$36,303	$—	$96,958	$—	$146,046	$1,345,688
Forward premium swaptions	18,380	36,230	—	—	—	—	—	122,859	—	177,469
Written options	—	—	—	5,266,044	—	—	—	—	—	5,266,044
Total Liabilities	$18,380	$786,214	$100,125	$5,482,316	$36,303	$—	$96,958	$122,859	$146,046	$6,789,201
Net OTC derivative instruments by counterparty, at fair value	$(18,380)	$(559,787)	$(100,125)	$(4,904,995)	$96,945	$1,435	$716,299	$(122,859)	$34,892	$(4,856,575)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$559,787	$80,000	$4,904,995	$—	$—	$(600,000)	$122,858	$—	$5,067,640
Net Exposure(1)(2)	$(18,380)	$—	$(20,125)	$—	$96,945	$1,435	$116,299	$(1)	$34,892	$211,065

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2019, the Fund had pledged $660,000, $5,940,000 and $480,000 in cash collateral to Barclays Bank PLC, Citibank N.A. and Morgan Stanley Capital Services LLC, respectively.

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,450,394,342.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$32,130,479
Gross Unrealized Depreciation	(16,978,310)
Net Unrealized Appreciation	$15,152,169

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended March 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.2021
Class C	NII	$0.1399
Class I	NII	$0.2266
Class W	NII	$0.2234
Voya High Yield Bond Fund
Class A	NII	$0.4123
Class C	NII	$0.3538
Class I	NII	$0.4389
Class P	NII	$0.4886
Class P3	NII	$0.3967
Class R	NII	$0.3932
Class R6	NII	$0.4396
Class W	NII	$0.4323
Voya Intermediate Bond Fund
Class A	NII	$0.2935
Class C	NII	$0.2197
Class I	NII	$0.3259
Class O	NII	$0.2935
Fund Name	Type	Per Share Amount
Class P3	NII	$0.2979
Class R	NII	$0.2693
Class R6	NII	$0.3278
Class W	NII	$0.3177
Voya Short Term Bond Fund
Class A	NII	$0.2224
Class C	NII	$0.1496
Class I	NII	$0.2513
Class P3	NII	$0.2577
Class R	NII	$0.1991
Class R6	NII	$0.2542
Class W	NII	$0.2470
Voya Strategic Income Opportunities Fund
Class A	NII	$0.4062
Class C	NII	$0.3253
Class I	NII	$0.4506
Class P	NII	$0.0842
Class R	NII	$0.3778
Class R6	NII	$0.4535
Class W	NII	$0.4303

NII – Net investment income
Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	99.04%
Voya High Yield Bond Fund	98.13%
Voya Intermediate Bond Fund	98.05%
Voya Short Term Bond Fund	98.34%
Voya Strategic Income Opportunities Fund	83.79%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	150	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	October 2000 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTs
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2017 annual

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contract renewal cycle, the Fund’s management fee schedule and sub-advisory fee schedule were modified to trigger breakpoint discounts at lower asset levels, effective January 1, 2018; and (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year and ten-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the
Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0319-052319)

Annual Report

March 31, 2019

Voya Floating Rate Fund

Classes A, C, I, P, P3, R and W

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	22
Tax Information	38
Trustee and Officer Information	39
Advisory and Sub-Advisory Contract Approval Discussion	43

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.individuals.voya.com/page/e-delivery, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Markets Stake Out a New Path in 2019

Dear Shareholder,

After the tumultuous end of 2018, investors were worried that 2019 would continue in the same mode. Thankfully, that has not happened: though there has been considerable day-to-day and week-to-week volatility, U.S. equities posted strong gains in the first quarter of 2019. The broad bond indices, such as the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays Global Aggregate Index, also delivered positive returns.

This doesn’t mean, however, that investment risks have dissipated. Fourth-quarter 2018 U.S. corporate earnings growth, though healthy, came in significantly below the pace of the prior two quarters. China and the United States have yet to resolve their trade tensions, though the outlines of an agreement are taking shape. Declining manufacturing statistics in China, the U.S. and Europe point to slowing global economic growth. The stock markets have recently wobbled in reaction to these uncertainties.

On the other hand, we believe official responses have been reassuring: the U.S. Federal Reserve Board has pivoted from a bias toward further interest-rate hikes to wait-and-see mode, turning its rate policy from a market headwind to a tailwind. China has launched new efforts to stimulate its economy, which we think may get growth back on track. If successful, we expect that China’s efforts could lift Europe, its biggest trading partner, as well as the entire Asia-Pacific region.

While no one can predict the future, we still expect economic and earnings growth to slow but not stall. We take encouragement from the fact that central bank officials are working to reinforce the global economy; and uncertainty notwithstanding, that market returns have been robust so far in 2019. We believe that this may not be a time to double down on one’s investment strategy, but neither is it a time to alter it in an effort to avoid losses. In our view, it is still advisable to hold a well-diversified portfolio oriented to your long-term goals. Stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals have changed; before taking any action, discuss contemplated changes thoroughly with your financial advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
April 24, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2019

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, after 15 consecutive monthly gains, suffered a loss in February and another in March. Yet in the first half of our fiscal year, the Index returned 9.05%, as markets, led by the U.S., seemed almost immune to the worries that had set them back. The Index reached a new record on September 20, before clouds gathered again in October. By Christmas, the Index was down more than 17% from its peak. But from there a recovery, as sharp as it was unexpected, left the Index up 6.66% for the fiscal year. (The Index returned 4.01% for the year ended March 31, 2019, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February, then in March, the White House’s announcement of tariffs on imported steel and aluminum.

Nervousness about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, increasing to 25% at the beginning of 2019. But in early December new tariffs were postponed for 90 days while the sides held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to raise historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

Wages were growing at 3.1% year-over-year, the fastest since 2009, but it did not seem like an inflationary threat. However, as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and the U.S. Federal Reserve Board (“Fed”) Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50% and signaled two more increases in 2019, instead of the pause that markets hoped for.

Was this a policy mistake that would now threaten the already late-cycle U.S. economy? The boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. China’s growth in 2018 was the slowest in 28 years. The euro zone’s forecast for 2019 was slashed to just 1.1%. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both.

Yet in the last few days of December the Index rebounded. Two main factors bolstered this into the 18% recovery that it became. Firstly, Chairman Powell changed his tune and said repeatedly that the Fed would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both would find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.

March continued to see a flow of weak economic data, particularly in manufacturing, from Europe, Asia and the U.S., where GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%. A rather worrying pattern of Treasury yields emerged in later March (see below). But as the fiscal year ended, the path of least resistance for the Index still seemed upwards.

In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the fiscal year. It became partially inverted in the last few weeks, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, fixed income sectors typically made gains in the mid-single digits.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Interest sensitive utilities and real estate performed the best, up more than 19%. Financials was the weakest sector, down 4.67%.

In currencies, the dollar rose 9.47% against the euro, 6.98% against the pound and 4.09% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift in the new year as the prospects for further interest rate increases diminished.

In international markets, MSCI Japan® Index dropped 4.08% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index added 3.00%. The euro zone grew only 0.2% in the fourth quarter of 2018, with Germany barely avoiding recession. MSCI UK® Index gained 7.57%. Pessimism about an increasingly likely no-deal Brexit, was more than offset by strength in some large index constituents in energy and health care.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2019
Ba	13.95%
B	80.82%
Caa and below	5.23%
Not rated*	0.00%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.90% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 2.97% for the same period.

Portfolio Specifics: The U.S. senior loan market, as represented by the Index, posted a return of 2.97% during the Fund’s fiscal year, primarily a function of interest income, as the market value component of return lost approximately 276 basis points (“bps”) (-2.76%). All of the price deterioration occurred towards the end of 2018 when the weighted average bid of the Index dropped 477 bps (-4.77%) from the start of October to the end of December 2018 (including a low-water mark of 93.84 in December). Eventually, a strong recovery at the start of the new calendar year propelled the Index bid to close out the fiscal period at 96.41.

The catalyst behind the notable swing in average loan bids was a decidedly negative turn in the market’s technical equation. Starting around the end of October and accelerating into calendar year-end, mutual fund flows reversed course from the positive trend seen at the beginning of the Fund’s fiscal year, prompting a $14 billion exodus from the retail segment in the fourth quarter of 2018. While broad market turmoil certainly played a leading role in this development, the net result was also a function of rapidly-changing (and arguably contradictory if not confusing) Fed-speak as to the expected path of short-term rates. This was only exacerbated by selling related to year-end tax loss harvesting. As generally expected, the market’s supply/demand equation improved as 2019 unfolded, as investors took advantage of discounted purchases and mutual fund redemption activity slowed to a much more moderate pace.

Rating cohort returns were diminished by volatility in the fourth quarter, but still positive for the entire period. Single B and BB rated loans gained 3.27% and 2.69%, respectively, over the reporting period, while CCC-rated credits returned 3.18%. The outperformance of single B over BB, however, can be viewed largely as a function of the liquidity-driven nature of fourth quarter’s sell-off, as higher-quality loans have a tendency to trade more actively in periods of higher technical stress. To that point, the surge in volatility took place against the backdrop of generally stable credit conditions. From a fundamental credit perspective, the Index 12-month trailing default rate ended the period at its lowest point in nearly seven years, at 0.93%.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2019 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.3%
McAfee, LLC	0.8%
Maxar Technologies Ltd.	0.8%
Financial & Risk US Holdings, Inc.	0.7%
Equinox Holdings, Inc.	0.7%
BMC Software, Inc.	0.7%
Avantor Inc.	0.7%
Flex Acquisition Company, Inc.	0.7%
Acrisure, LLC	0.7%
Endo LLC	0.7%

The Fund underperformed the Index for the one-year period ended March 31, 2019. Selection in the electronics/electrical, healthcare, home furnishings and retailers (food and drug) sectors detracted from performance. Selection in the radio and television and retailers (except food and drug) sectors contributed value. From an individual issuer perspective, the Fund benefited from the avoidance of defaulted loans issued by Clear Channel Communications and Catalina Marketing Corp. However, there were a few notable offsetting detractors, with the largest being an overweight to Maxar Technologies Ltd, which traded down following the announcement of fourth quarter results that showed weaker than expected performance in its Space Systems segment. Additional detractors included overweight positions to Lumileds and Save-A-Lot, which both reported quarterly results that were below the market’s expectation during the timeframe.

The Fund continues to be well diversified, with 318 individual issuers and 42 different industry sectors represented. The average issuer exposure at period-end stood at 0.34% of assets under management.

Current Strategy & Outlook: Expectations for future interest rate hikes in 2019 have been all but eliminated in the minds of most investors and analysts. Nonetheless, average coupons and yields continue to garner the attention of investors willing to go beyond the simplistic view that senior loans provide potential value only in a rising-rate environment. The weighted average coupon within the Index ended the quarter at 5.98%, well above the long-term historical average for the asset class. Barring a rapid decline in economic growth, we believe that credit fundamentals are sufficiently strong to keep default rates relatively low for the remainder of the year. What’s more, as of this writing the Index bid is 96.41, which implies upside potential for loan prices. Based on the combination of these three factors we view current market conditions as attractive for senior loan investing.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 24, 2019

5

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	Since Inception of Classes A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	–0.62%	2.21%	3.48%	—	—
Class C(2)	0.07%	1.95%	3.02%	—	—
Class I	2.07%	3.01%	4.05%	—	—
Class P	2.75%	3.67%	—	3.81%	—
Class P3	—	—	—	—	2.26%
Class R	1.65%	2.49%	3.52%	—	—
Class W	1.96%	2.96%	4.06%	—	—
Excluding Sales Charge:
Class A	1.90%	2.72%	3.79%	—	—
Class C	1.04%	1.95%	3.02%	—	—
Class I	2.07%	3.01%	4.05%	—	—
Class P	2.75%	3.67%	—	3.81%	—
Class P3	—	—	—	—	2.26%
Class R	1.65%	2.49%	3.52%	—	—
Class W	1.96%	2.96%	4.06%	—	—
S&P/LSTA Leveraged Loan	2.97%	3.62%	4.68%	3.77%	2.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*
Class A	$1,000.00	$997.60	1.05%	$5.23	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	993.80	1.80	8.95	1,000.00	1,015.96	1.80	9.05
Class I	1,000.00	998.90	0.80	3.99	1,000.00	1,020.94	0.80	4.03
Class P	1,000.00	1,002.20	0.12	0.60	1,000.00	1,024.33	0.12	0.61
Class P3	1,000.00	1,002.60	0.05	0.25	1,000.00	1,024.68	0.05	0.25
Class R	1,000.00	997.30	1.30	6.47	1,000.00	1,018.45	1.30	6.54
Class W	1,000.00	998.90	0.80	3.99	1,000.00	1,020.94	0.80	4.03

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the Fund), a series of Voya Funds Trust, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
May 23, 2019

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2019

ASSETS:
Investments in securities at fair value (Cost $1,467,114,720)	$1,420,933,455
Short-term investments at fair value (Cost $73,495,699)	73,491,850
Cash	1,733,940
Receivables:
Investment securities sold	26,724,639
Fund shares sold	6,024,486
Dividend	136,368
Interest	4,121,494
Prepaid structuring fee (Note 7)	86,956
Prepaid expenses	80,462
Reimbursement due from manager	42,560
Other assets	41,885
Total assets	1,533,418,095
LIABILITIES:
Payable for investment securities purchased	17,083,961
Payable for fund shares redeemed	5,807,275
Income distribution payable	340,085
Payable for investment management fees	815,228
Payable for distribution and shareholder service fees	105,878
Accrued trustees fees	17,156
Payable for unamortized fees on line of credit (Note 7)	131,249
Payable to trustees under the deferred compensation plan (Note 8)	41,885
Unfunded loan commitments (Note 9)	1,624,348
Other accrued expenses and liabilities	674,825
Total liabilities	26,641,890
NET ASSETS	$1,506,776,205
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,596,742,323
Total distributable loss	(89,966,118)
NET ASSETS	$1,506,776,205

See Accompanying Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2019 (CONTINUED)

Class A:
Net assets	$59,614,259
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,214,576
Net asset value and redemption price per share(2)	$9.59
Maximum offering price per share (2.50%)(1)	$9.84

Class C:
Net assets	$39,455,274
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,113,088
Net asset value and redemption price per share(2)	$9.59

Class I:
Net assets	$1,160,463,986
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	120,974,444
Net asset value and redemption price per share	$9.59

Class P:
Net assets	$53,416,250
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,573,588
Net asset value and redemption price per share	$9.58

Class P3:
Net assets	$2,158,227
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	224,983
Net asset value and redemption price per share	$9.59

Class R:
Net assets	$139,026,477
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,515,595
Net asset value and redemption price per share	$9.58

Class W:
Net assets	$52,641,732
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,481,086
Net asset value and redemption price per share	$9.60

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2019

INVESTMENT INCOME:
Interest	$113,104,467
Dividend	2,963,079
Other	1,195,338
Total investment income	117,262,884

EXPENSES:
Investment management fees	13,375,522
Distribution and service fees:
Class A	125,306
Class C	443,760
Class R	667,844
Transfer agent fees:
Class A	60,259
Class C	53,347
Class I	425,341
Class P	210
Class P3	144
Class R	160,569
Class W	272,145
Shareholder reporting expense	77,290
Custody and accounting expense	913,250
Registration fees	210,534
Professional fees	163,414
Trustees fees	76,850
Structuring fee (Note 7)	438,049
Commitment fee	511,805
Miscellaneous expense	114,178
Total expenses	18,089,817
Waived and reimbursed fees	(793,849)
Net expenses	17,295,968
Net investment income	99,966,916

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(24,505,646)
Net change in unrealized appreciation (depreciation) on investments	(42,113,615)
Net realized and unrealized loss	(66,619,261)
Increase in net assets resulting from operations	$33,347,655

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$99,966,916	$78,231,086
Net realized loss	(24,505,646)	(5,785,713)
Net change in unrealized appreciation (depreciation)	(42,113,615)	(3,146,774)
Net increase in net assets resulting from operations	33,347,655	69,298,599

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)(1)
Class A	(2,351,716)	(1,603,739)
Class C	(1,726,650)	(1,450,844)
Class I	(75,863,503)	(49,463,439)
Class P	(2,880,917)	(1,672,662)
Class P3	(123,564)	—
Class R	(5,934,498)	(3,934,204)
Class W	(10,249,420)	(19,093,460)
Return of capital:
Class A	—	(70,436)
Class C	—	(76,856)
Class I	—	(2,186,067)
Class P	—	(67,342)
Class R	—	(193,898)
Class W	—	(916,845)
Total distributions	(99,130,268)	(80,729,792)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,188,162,603	843,933,912
Reinvestment of distributions	95,062,572	70,754,872
	1,283,225,175	914,688,784
Cost of shares redeemed	(1,856,840,747)	(651,892,995)
Net increase (decrease) in net assets resulting from capital share transactions	(573,615,572)	262,795,789
Net increase (decrease) in net assets	(639,398,185)	251,364,596
NET ASSETS:
Beginning of year or period	2,146,174,390	1,894,809,794
End of year or period	$1,506,776,205	$2,146,174,390

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 11).

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Class A
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
Class C
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
Class I
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
Class P
03-31-19	9.86	0.55		(0.29)	0.26	0.54	—	—	0.54	9.58	2.75	0.77	0.12	0.12	5.65	53,416	58
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
Class P3
6/1/2018(4)–03-31-19	9.84	0.47	*	(0.25)	0.22	0.47	—	—	0.47	9.59	2.26	0.77	0.05	0.05	5.87	2,158	58
Class R
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
Class W
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the

Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off.

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2019, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $1,124,025,230 and $1,639,728,874, respectively. At March 31, 2019, the Fund held loans valued at $1,419,078,475 representing 95.0% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2019, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$9,766	$—
Contingent Deferred Sales Charges	3,000	6,222

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class P3 — 0.00%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2019, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2020	2021	2022	Total
$—	$—	$40,723	$40,723

As of March 31, 2019, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2020	2021	2022	Total
Class A	$45,576	$48,160	$43,691	$137,427
Class C	39,339	54,440	38,985	132,764
Class R	84,746	125,960	117,207	327,913
Class W	181,571	534,174	215,463	931,208

The Expense Limitation Agreement is contractual through August 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 30, 2018, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $350,000,000, through May 29, 2019. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $502,500, which is expensed over a year. Prior to May 30, 2018, the aggregate amount was $160,000,000 and the commitment fee was equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through September 25, 2018. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2019 the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	9.13%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended March 31, 2019, the Fund engaged in such purchase and sale transactions totaling $3,261,250 and $50,876,564, respectively.

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter in credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2019, the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
Brightspring Health Services Delayed Draw Term Loan	$324,167
DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan	182,447
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	836,139
Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan	281,595
$1,624,348

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-19	4,900,915	216,844	(3,347,666)	1,770,093	47,678,722	2,103,779	(32,387,511)	17,394,990
03-31-18	2,686,038	154,227	(7,798,068)	(4,957,803)	26,504,955	1,521,848	(77,261,150)	(49,234,347)
Class C
03-31-19	859,655	160,854	(1,553,952)	(533,443)	8,395,213	1,563,108	(15,057,239)	(5,098,918)
03-31-18	652,763	138,312	(1,744,346)	(953,271)	6,450,189	1,364,857	(17,220,648)	(9,405,602)
Class I
03-31-19	103,785,552	7,433,338	(125,923,823)	(14,704,933)	1,015,694,395	72,280,256	(1,212,479,474)	(124,504,823)
03-31-18	57,149,801	5,017,276	(43,029,670)	19,137,407	564,520,143	49,504,679	(424,527,535)	189,497,287
Class P
03-31-19	2,060,011	296,668	(1,095,999)	1,260,680	20,100,297	2,880,910	(10,621,849)	12,359,358
03-31-18	641,558	176,465	(142,190)	675,833	6,330,480	1,740,004	(1,402,095)	6,668,389
Class P
06-01-18(1)–03-31-19	484,611	12,748	(272,376)	224,983	4,723,442	123,525	(2,622,223)	2,224,744
Class R
03-31-19	4,251,727	611,023	(2,331,421)	2,531,329	41,570,411	5,923,293	(22,534,031)	24,959,673
03-31-18	1,404,467	417,232	(1,848,314)	(26,615)	13,845,607	4,111,060	(18,207,362)	(250,695)
Class W
03-31-19	5,078,081	1,037,432	(56,963,913)	(50,848,400)	50,000,123	10,187,701	(561,138,420)	(500,950,596)
03-31-18	22,881,392	1,265,597	(11,453,670)	12,693,319	226,282,538	12,512,424	(113,274,205)	125,520,757

(1)	Commencement of operations.

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2019	Year Ended March 31, 2018
Ordinary Income	Ordinary Income	Return of Capital
$99,130,268	$77,218,348	$3,511,444

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2019 were:

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
Income	(Depreciation)	Amount	Character	Expiration
$761,106	$(46,137,203)	$(10,590,505)	Short-term	None
		(33,629,392)	Long-term	None
$(44,219,897)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended March 31, 2018 were as follows:

Distributions from net investment income:
Class A	$(1,603,739)
Class C	(1,450,844)
Class I	(49,463,439)
Class P	(1,672,662)
Class R	(3,934,204)
Class W	(19,093,460)
$(77,218,348)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$(266,805)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased

Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

20

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2019 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.

As of March 31, 2019, management of the Fund is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2019, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0425	May 1, 2019	Daily
Class C	$0.0367	May 1, 2019	Daily
Class I	$0.0446	May 1, 2019	Daily
Class P	$0.0498	May 1, 2019	Daily
Class P3	$0.0504	May 1, 2019	Daily
Class R	$0.0406	May 1, 2019	Daily
Class W	$0.0446	May 1, 2019	Daily

Credit agreement renewal: Effective May 29, 2019, the $350 million revolving credit agreement was renewed for another 364 days.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 94.2%
		Aerospace & Defense: 1.0%
608,077		DAE Aviation Holdings, Inc. 2019 Term Loan B, 6.615%, (US0003M + 4.000%), 04/06/26	$609,000	0.1
326,923		DAE Aviation Holdings, Inc. CAD Term Loan, 6.615%, (US0003M + 4.000%), 01/23/26	327,419	0.0
1,985,000		KBR, Inc. Term Loan B, 6.249%, (US0001M + 3.750%), 04/25/25	1,989,963	0.1
14,847,461		Maxar Technologies Ltd. Term Loan B, 5.250%, (US0001M + 2.750%), 10/04/24	11,624,330	0.8
			14,550,712	1.0

		Auto Components: 0.5%
7,953,632		Broadstreet Partners, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 11/08/23	7,903,922	0.5

		Automotive: 3.4%
10,201,440		Bright Bidco B.V. 2018 Term Loan B, 6.068%, (US0003M + 3.500%), 06/30/24	8,046,386	0.5
8,496,142		Dynacast International LLC Term Loan B2, 5.772%, (US0003M + 3.250%), 01/28/22	8,379,320	0.5
8,610,627		Gates Global LLC 2017 USD Repriced Term Loan B, 5.249%, (US0001M + 2.750%), 04/01/24	8,532,977	0.6
2,458,838		Holley Purchaser, Inc. Term Loan B, 7.744%, (US0003M + 5.000%), 10/24/25	2,415,808	0.2
6,569,346		Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.736%, (US0001M + 3.250%), 03/20/25	6,446,171	0.4
869,791	(1)	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.736%, (US0001M + 3.250%), 03/20/25	853,482	0.1
3,285,000		Panther BF Aggregator 2 L P Term Loan B, 6.100%, (US0003M + 3.500%), 03/18/26	3,252,068	0.2
2,135,954		Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.499%, (US0001M + 4.000%), 05/22/24	2,093,234	0.1

LOANS*: (continued)
		Automotive: (continued)
5,755,575		Tenneco, Inc. 2018 Term Loan B, 5.240%, (US0001M + 2.750%), 10/01/25	$5,514,560	0.4
4,951,800		Truck Hero, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 04/21/24	4,775,392	0.3
1,680,000		Truck Hero, Inc. 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 04/21/25	1,638,000	0.1
			51,947,398	3.4

		Beverage & Tobacco: 0.4%
6,384,309		Refresco Group BV USD Term Loan B3, 5.934%, (US0003M + 3.250%), 03/28/25	6,336,426	0.4

		Brokers, Dealers & Investment Houses: 0.2%
3,086,168		Capital Automotive L.P. 2017 2nd Lien Term Loan, 8.500%, (US0001M + 6.000%), 03/24/25	3,078,453	0.2

		Building & Development: 1.7%
3,174,813		Core & Main LP 2017 Term Loan B, 5.626%, (US0003M + 3.000%), 08/01/24	3,154,891	0.2
4,785,084		GYP Holdings III Corp. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 06/01/25	4,656,485	0.3
1,881,688		Henry Company LLC Term Loan B, 6.499%, (US0001M + 4.000%), 10/05/23	1,878,159	0.1
2,505,627		Interior Logic Group, Inc. 2018 Term Loan B, 6.601%, (US0003M + 4.000%), 05/30/25	2,466,477	0.2
2,355,466		MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.499%, (US0001M + 3.000%), 07/31/25	2,351,539	0.2
3,285,997		Quikrete Hldgs Inc Term Loan, 5.249%, (US0001M + 2.750%), 11/15/23	3,203,847	0.2
990,000		SMG Holdings Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 01/23/25	980,513	0.1
3,549,703		Werner FinCo LP 2017 Term Loan, 6.601%, (US0003M + 4.000%), 07/24/24	3,425,463	0.2

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: (continued)
3,041,949	Wilsonart LLC 2017 Term Loan B, 5.860%, (US0003M + 3.250%), 12/19/23	$2,959,245	0.2
		25,076,619	1.7

	Building Materials: 0.6%
8,932,500	NCI Building Systems, Inc. 2018 Term Loan, 6.547%, (US0003M + 3.750%), 04/12/25	8,530,537	0.6

	Business Equipment & Services: 13.5%
1,814,443	24-7 Intouch Inc 2018 Term Loan, 6.749%, (US0001M + 4.250%), 08/20/25	1,745,268	0.1
3,111,944	Acosta Holdco, Inc. 2015 Term Loan, 5.749%, (US0001M + 3.250%), 09/26/21	1,428,902	0.1
2,857,671	Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 07/23/21	2,439,736	0.2
1,000,000	Advantage Sales & Marketing, Inc. 2014 2nd Lien Term Loan, 8.999%, (US0001M + 6.500%), 07/25/22	736,667	0.0
5,743,711	AlixPartners, LLP 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 04/04/24	5,718,582	0.4
2,464,120	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.732%, (US0001M + 3.250%), 07/18/20	2,462,580	0.2
857,850	Allied Universal Holdco LLC Incremental Term Loan, 6.749%, (US0001M + 4.250%), 07/28/22	839,799	0.0
1,370,000	Almonde, Inc. USD 2nd Lien Term Loan, 9.851%, (US0003M + 7.250%), 06/13/25	1,322,392	0.1
2,925,450	Ascend Learning, LLC 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 07/12/24	2,874,255	0.2
2,331,558	Big Ass Fans, LLC 2018 Term Loan, 6.351%, (US0003M + 3.750%), 05/21/24	2,333,016	0.1
4,798,333	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.746%, (US0001M + 3.250%), 10/03/23	4,774,341	0.3

LOANS*: (continued)
	Business Equipment & Services: (continued)
3,356,802	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 5.351%, (US0003M + 2.750%), 06/16/23	$3,327,430	0.2
4,912,500	Colorado Buyer Inc Term Loan B, 5.600%, (US0003M + 3.000%), 05/01/24	4,769,217	0.3
2,423,272	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/25	2,356,632	0.2
793,200	DTI Holdco, Inc. 2018 Term Loan B, 7.494%, (US0003M + 4.750%), 09/30/23	746,269	0.0
5,475,753	EIG Investors Corp. 2018 1st Lien Term Loan, 6.389%, (US0003M + 3.750%), 02/09/23	5,459,780	0.4
5,817,411	EVO Payments International LLC 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/22/23	5,813,775	0.4
11,291,700	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 6.249%, (US0001M + 3.750%), 10/01/25	10,972,947	0.7
1,632,462	Garda World Security Corporation 2017 Term Loan, 6.120%, (US0003M + 3.500%), 05/24/24	1,621,578	0.1
2,430,450	GreenSky Holdings, LLC 2018 Term Loan B, 5.746%, (US0001M + 3.250%), 03/31/25	2,421,336	0.2
4,253,150	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.651%, (US0003M + 4.000%), 11/21/24	4,136,189	0.3
2,988,454	IQOR US Inc. 2nd Lien Term Loan, 11.547%, (US0003M + 8.750%), 04/01/22	2,415,666	0.2
4,738,058	IQOR US Inc. Term Loan B, 7.797%, (US0003M + 5.000%), 04/01/21	4,454,959	0.3
7,249,628	KUEHG Corp. 2018 Incremental Term Loan, 6.351%, (US0003M + 3.750%), 02/21/25	7,156,746	0.5

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
4,340,489	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.816%, (US0002M + 3.250%), 03/13/25	$4,260,915	0.3
2,305,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 10.071%, (US0002M + 7.500%), 03/13/26	2,293,475	0.1
7,372,270	NeuStar, Inc. 2018 Term Loan B4, 5.999%, (US0001M + 3.500%), 08/08/24	7,120,381	0.5
1,849,487	NeuStar, Inc. 2nd Lien Term Loan, 10.499%, (US0001M + 8.000%), 08/08/25	1,815,676	0.1
4,002,492	NVA Holdings, Inc. Term Loan B3, 5.249%, (US0001M + 2.750%), 02/02/25	3,880,748	0.3
2,650,000	Peak 10, Inc. 2017 2nd Lien Term Loan, 9.986%, (US0003M + 7.250%), 08/01/25	2,325,375	0.1
8,550,630	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 12/20/24	8,413,016	0.6
8,032,045	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 05/01/25	7,936,665	0.5
390,000	Pre-Paid Legal Services, Inc. 2018 2nd Lien Term Loan, 9.999%, (US0001M + 7.500%), 05/01/26	387,562	0.0
908,138	PricewaterhouseCoopers LLP 2018 Term Loan, 5.499%, (US0001M + 3.000%), 05/01/25	889,975	0.1
1,029,600	Prometric Holdings, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 01/29/25	1,018,017	0.1
7,270,434	Red Ventures, LLC 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 11/08/24	7,228,025	0.5
465,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 05/29/26	429,350	0.0

LOANS*: (continued)
	Business Equipment & Services: (continued)
1,637,600	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.749%, (US0001M + 3.250%), 05/30/25	$1,574,143	0.1
3,011,875	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.999%, (US0001M + 5.500%), 12/20/24	2,993,051	0.2
3,082,275	Sandvine Corporation 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/02/25	3,036,041	0.2
3,325,561	Solera Holdings, Inc. USD Term Loan B, 5.249%, (US0001M + 2.750%), 03/03/23	3,305,608	0.2
7,672,908	Spin Holdco Inc. 2017 Term Loan B, 6.029%, (US0003M + 3.250%), 11/14/22	7,476,290	0.5
3,601,900	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 07/30/25	3,577,137	0.2
10,230,724	Staples, Inc. 2017 Term Loan B, 6.489%, (US0001M + 4.000%), 09/12/24	10,178,660	0.7
4,152,194	Stiphout Finance LLC USD 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 10/26/22	4,100,291	0.3
2,207,242	SurveyMonkey Inc. 2018 Term Loan B, 6.162%, (US0001W + 3.750%), 10/10/25	2,168,615	0.1
669,800	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 08/25/24	664,497	0.0
6,812,925	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.683%, (US0003M + 4.000%), 08/20/25	6,715,841	0.4
915,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.683%, (US0003M + 8.000%), 08/20/26	896,700	0.1
5,633,112	Verra Mobility Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 02/28/25	5,638,396	0.4

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
8,248,550	Verscend Holding Corp. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 08/27/25	$8,191,742	0.5
9,368,744	West Corporation 2017 Term Loan, 6.629%, (US0003M + 4.000%), 10/10/24	8,806,619	0.6
4,290,688	Yak Access, LLC 2018 1st Lien Term Loan B, 7.499%, (US0001M + 5.000%), 07/02/25	3,668,538	0.2
970,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.489%, (US0001M + 10.000%), 06/13/26	776,000	0.1
		204,095,411	13.5

	Cable & Satellite Television: 0.9%
1,670,250	Numericable Group SA USD Term Loan B11, 5.249%, (US0001M + 2.750%), 07/31/25	1,561,163	0.1
6,717,959	Radiate Holdco, LLC 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/01/24	6,574,503	0.4
5,771,180	WideOpenWest Finance LLC 2017 Term Loan B, 5.741%, (US0001M + 3.250%), 08/18/23	5,560,175	0.4
		13,695,841	0.9

	Chemicals & Plastics: 3.7%
4,655,126	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.879%, (US0003M + 3.250%), 09/13/23	4,623,122	0.3
3,507,145	Allnex USA, Inc. USD Term Loan B3, 5.879%, (US0003M + 3.250%), 09/13/23	3,483,033	0.2
4,571,152	Alpha 3 B.V. 2017 Term Loan B1, 5.601%, (US0003M + 3.000%), 01/31/24	4,482,586	0.3
10,382,715	Avantor, Inc. 2017 1st Lien Term Loan, 6.249%, (US0003M + 3.750%), 11/21/24	10,419,491	0.7
3,497,630	Composite Resins Holding B.V. 2018 Term Loan B, 6.983%, (US0003M + 4.250%), 08/01/25	3,480,142	0.2
10,181,287	Diamond (BC) B.V. USD Term Loan, 5.744%, (US0003M + 3.000%), 09/06/24	9,761,309	0.6

LOANS*: (continued)
	Chemicals & Plastics: (continued)
1,964,410	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 08/01/21	$1,945,993	0.1
4,164,021	Encapsys, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 11/07/24	4,085,946	0.3
2,801,633	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.749%, (US0001M + 4.250%), 06/30/22	2,475,943	0.2
3,246,835	Polar US Borrower, LLC 2018 1st Lien Term Loan, 8.297%, (PRIME + 3.750%), 10/15/25	3,234,659	0.2
4,085,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.740%, (US0001M + 3.250%), 10/01/25	4,032,634	0.3
1,230,636	Tronox Blocked Borrower LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/24	1,227,450	0.1
2,657,790	Tronox Finance LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/24	2,650,908	0.2
		55,903,216	3.7

	Clothing/Textiles: 0.6%
9,666,742	Varsity Brands, Inc. 2017 Term Loan B, 5.999%, (US0001M + 3.500%), 12/15/24	9,521,741	0.6

	Containers & Glass Products: 3.2%
2,016,957	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.887%, (US0006M + 3.000%), 04/22/24	1,979,139	0.1
2,327,413	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.999%, (US0001M + 4.500%), 07/24/25	2,307,164	0.1
6,480,778	BWAY Holding Company 2017 Term Loan B, 6.033%, (US0003M + 3.250%), 04/03/24	6,338,201	0.4
1,467,697	Consolidated Container Company LLC 2017 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/22/24	1,448,433	0.1

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Containers & Glass Products: (continued)
1,864,428	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.626%, (US0003M + 3.000%), 12/29/23	$1,811,408	0.1
8,815,700	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.876%, (US0003M + 3.250%), 06/29/25	8,570,121	0.6
3,647,438	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.981%, (US0001M + 3.500%), 05/01/25	3,592,726	0.3
425,000	Pelican Products, Inc. 2018 2nd Lien Term Loan, 10.231%, (US0001M + 7.750%), 05/01/26	410,125	0.0
1,832,437	Proampac PG Borrower LLC First Lien Term Loan, 6.141%, (US0001M + 3.500%), 11/18/23	1,771,737	0.1
660,000	Proampac PG Borrower LLC Second Lien Term Loan, 11.194%, (US0003M + 8.500%), 11/18/24	645,150	0.1
10,230,598	Reynolds Group Holdings Inc. USD 2017 Term Loan, 5.249%, (US0001M + 2.750%), 02/05/23	10,123,729	0.7
2,299,057	Titan Acquisition Limited 2018 Term Loan B, 5.499%, (US0003M + 3.000%), 03/28/25	2,140,997	0.1
5,174,265	Tricorbraun Hldgs Inc First Lien Term Loan, 6.357%, (US0003M + 3.750%), 11/30/23	5,169,955	0.3
2,643,938	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.749%, (US0001M + 3.250%), 10/17/24	2,558,010	0.2
		48,866,895	3.2

	Cosmetics/Toiletries: 0.6%
4,223,775	Anastasia Parent, LLC 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/11/25	3,938,670	0.3
4,450,154	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.879%, (US0003M + 4.250%), 06/30/24	4,388,965	0.3
		8,327,635	0.6

LOANS*: (continued)
	Diversified Financial Services: 0.1%
1,317,933	Blucora, Inc. 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 05/22/24	$1,298,164	0.1

	Drugs: 1.4%
4,850,505	Alvogen Pharma US, Inc. 2018 Term Loan B, 7.250%, (US0001M + 4.750%), 04/02/22	4,735,305	0.3
5,898,673	Amneal Pharmaceuticals LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 05/04/25	5,891,252	0.4
10,356,047	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.749%, (US0001M + 4.250%), 04/29/24	10,203,938	0.7
877,597	Horizon Pharma, Inc. 2018 Term Loan B, 5.500%, (US0001M + 3.000%), 03/29/24	879,074	0.0
		21,709,569	1.4

	Ecological Services & Equipment: 0.5%
7,153,960	GFL Environmental Inc. 2018 USD Term Loan B, 5.499%, (US0001M + 3.000%), 05/30/25	6,948,284	0.5
841,500	Gopher Resource, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 03/06/25	839,396	0.0
		7,787,680	0.5

	Electronics/Electrical: 14.0%
1,544,400	ABC Financial Services, Inc. 1st Lien Term Loan, 6.743%, (US0003M + 4.250%), 01/02/25	1,548,261	0.1
2,339,041	Aptean, Inc. 2017 1st Lien Term Loan, 6.860%, (US0003M + 4.250%), 12/20/22	2,340,503	0.2
3,265,379	ASG Technologies Group, Inc. 2018 Term Loan, 5.999%, (US0001M + 3.500%), 07/31/24	3,210,275	0.2
5,708,336	Barracuda Networks, Inc. 1st Lien Term Loan, 5.741%, (US0001M + 3.250%), 02/12/25	5,675,039	0.4
520,000	Barracuda Networks, Inc. 2nd Lien Term Loan, 9.741%, (US0001M + 7.250%), 02/12/26	516,100	0.0

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
10,703,175	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.851%, (US0003M + 4.250%), 10/02/25	$10,503,828	0.7
1,228,810	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.499%, (US0001M + 4.000%), 04/18/25	1,216,009	0.1
960,000	Carbonite, Inc Term Loan B, 6.350%, (US0003M + 3.750%), 03/26/26	954,300	0.1
3,492,450	Cohu, Inc. 2018 Term Loan B, 5.601%, (US0003M + 3.000%), 09/20/25	3,387,677	0.2
2,194,500	Compuware Corporation 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 08/22/25	2,198,615	0.2
4,483,763	Dynatrace LLC 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 08/22/25	4,473,253	0.3
2,992,500	EagleView Technology Corporation 2018 Add On Term Loan B, 5.982%, (US0003M + 3.500%), 08/14/25	2,913,947	0.2
1,066,938	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 06/26/25	1,040,264	0.1
5,807,778	Epicor Software Corporation 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 06/01/22	5,748,492	0.4
2,137,450	Exact Merger Sub LLC 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 09/27/24	2,127,654	0.1
6,723,648	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.749%, (US0001M + 3.250%), 12/01/23	6,643,805	0.4
9,291,581	Hyland Software, Inc. 2018 Term Loan 3, 5.999%, (US0001M + 3.500%), 07/01/24	9,293,030	0.6
4,035,000	Imperva, Inc. 1st Lien Term Loan, 6.493%, (US0001M + 4.000%), 01/12/26	4,011,464	0.3

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 01/11/27	$1,350,049	0.1
6,660,030	Informatica Corporation 2018 USD Term Loan, 5.749%, (US0001M + 3.250%), 08/05/22	6,652,537	0.4
8,790,276	Kronos Incorporated 2017 Term Loan B, 5.736%, (US0003M + 3.000%), 11/01/23	8,705,810	0.6
1,338,333	McAfee, LLC 2017 2nd Lien Term Loan, 10.999%, (US0003M + 8.500%), 09/29/25	1,353,390	0.1
11,021,851	McAfee, LLC 2018 USD Term Loan B, 6.249%, (US0001M + 3.750%), 09/30/24	11,006,696	0.7
7,292,997	MH Sub I, LLC 2017 1st Lien Term Loan, 6.236%, (US0001M + 3.750%), 09/13/24	7,202,746	0.5
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.986%, (US0001M + 7.500%), 09/15/25	2,508,250	0.1
1,162,654	NAVEX TopCo, Inc. 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 09/05/25	1,140,854	0.1
410,000	NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 9.500%, (US0001M + 7.000%), 09/05/26	403,508	0.0
3,350,978	Optiv Security, Inc. 1st Lien Term Loan, 5.740%, (US0001M + 3.250%), 02/01/24	3,216,939	0.2
2,329,163	Project Leopard Holdings, Inc. 2019 Term Loan, 6.749%, (US0001M + 4.250%), 07/07/23	2,308,782	0.2
6,815,400	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.994%, (US0003M + 4.250%), 05/16/25	6,740,853	0.4
3,000,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.994%, (US0003M + 8.250%), 05/16/26	2,970,000	0.2
8,292,873	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.738%, (US0003M + 3.000%), 11/03/23	7,784,935	0.5

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
8,947,739	Riverbed Technology, Inc. 2016 Term Loan, 5.750%, (US0001M + 3.250%), 04/24/22	$8,146,916	0.5
1,685,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/20/26	1,663,937	0.1
6,130,000	Rocket Software, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 11/28/25	6,123,104	0.4
8,702,200	RP Crown Parent LLC Term Loan B, 5.240%, (US0001M + 2.750%), 10/12/23	8,604,300	0.6
5,306,700	Severin Acquisition, LLC 2018 Term Loan B, 5.989%, (US0001M + 3.250%), 08/01/25	5,183,983	0.3
7,758,834	SkillSoft Corporation 1st Lien Term Loan, 7.240%, (US0001M + 4.750%), 04/28/21	6,536,818	0.4
8,194,458	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 02/05/24	8,121,289	0.5
4,548,600	SonicWALL, Inc. 1st Lien Term Loan, 6.183%, (US0003M + 3.500%), 05/16/25	4,434,885	0.3
1,060,000	SonicWALL, Inc. 2nd Lien Term Loan, 10.183%, (US0003M + 7.500%), 05/18/26	1,015,612	0.1
2,540,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.350%, (US0003M + 4.750%), 03/13/26	2,481,262	0.2
3,975,038	TriTech Software Systems 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/29/25	3,922,865	0.3
10,070,374	Veritas Bermuda Ltd. USD Repriced Term Loan B, 7.021%, (US0001M + 4.500%), 01/27/23	9,346,566	0.6
8,139,600	Vertafore, Inc. 2018 1st Lien Term Loan, 5.749%, (US0003M + 3.250%), 07/02/25	8,011,401	0.5
2,015,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.749%, (US0001M + 7.250%), 07/02/26	1,996,740	0.2

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,363,999	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 10/09/26	$1,346,949	0.1
3,134,931	Web.com Group, Inc. 2018 Term Loan B, 6.243%, (US0001M + 3.750%), 10/10/25	3,096,397	0.2
		211,180,889	14.0

	Entertainment: 0.2%
3,489,662	Twin River Management Group, Inc. Term Loan, 5.999%, (US0001M + 3.500%), 07/10/20	3,489,662	0.2

	Financial Intermediaries: 1.8%
3,457,625	Advisor Group, Inc. 2018 Term Loan, 6.249%, (US0001M + 3.750%), 08/15/25	3,468,430	0.2
4,408,382	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 06/15/25	4,337,848	0.3
6,482,425	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.749%, (US0001M + 3.250%), 08/21/25	6,442,921	0.4
1,093,598	Duff & Phelps Corporation 2017 Term Loan B, 5.749%, (US0001M + 3.250%), 02/13/25	1,071,385	0.1
8,484,813	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 6.037%, (US0003M + 3.250%), 07/21/25	8,447,692	0.6
1,045,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.537%, (US0003M + 6.750%), 07/20/26	1,050,225	0.1
1,565,701	Priority Payment Systems LLC Term Loan, 7.500%, (US0003M + 5.000%), 01/03/23	1,567,658	0.1
		26,386,159	1.8

	Food Products: 1.7%
3,999,975	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.240%, (US0001M + 3.750%), 10/01/25	4,012,475	0.3

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Products: (continued)
400,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.240%, (US0001M + 7.750%), 10/01/26	$400,500	0.0
2,216,250	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.993%, (US0003M + 3.500%), 07/07/24	2,183,006	0.2
2,413,249	Del Monte Foods, Inc. 1st Lien Term Loan, 5.906%, (US0003M + 3.250%), 02/18/21	1,912,500	0.1
8,701,180	IRB Holding Corp 1st Lien Term Loan, 5.739%, (US0001M + 3.250%), 02/05/25	8,502,688	0.6
2,748,150	NPC International, Inc. 1st Lien Term Loan, 6.051%, (US0001M + 3.500%), 04/19/24	2,491,657	0.2
970,000	NPC International, Inc. 2nd Lien Term Loan, 10.134%, (US0001M + 7.500%), 04/18/25	846,325	0.0
5,165,963	Sigma Bidco B.V. 2018 USD Term Loan B, 5.603%, (US0003M + 3.000%), 07/02/25	5,034,659	0.3
		25,383,810	1.7

	Food Service: 1.6%
2,238,088	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 8.500%, (US0001M + 6.000%), 06/27/25	2,170,945	0.1
3,945,188	Dhanani Group Inc. 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 07/20/25	3,866,284	0.3
2,247,391	Flynn Restaurant Group LP 1st Lien Term Loan, 5.990%, (US0001M + 3.500%), 06/27/25	2,191,206	0.1
1,036,743	Fogo de Chao Churrascaria Holdings LLC 2018 Add On Term Loan, 6.749%, (US0001M + 4.250%), 04/05/25	1,034,151	0.1
6,882,288	Golden Nugget, Inc. 2017 Incremental Term Loan B, 5.242%, (US0001M + 2.750%), 10/04/23	6,822,068	0.5
6,113,800	Hearthside Food Solutions, LLC 2018 Term Loan B, 6.186%, (US0001M + 3.688%), 05/23/25	5,960,955	0.4

LOANS*: (continued)
	Food Service: (continued)
725,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.236%, (US0001M + 6.750%), 03/16/26	$720,913	0.1
640,000	Tacala, LLC 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 01/30/26	635,200	0.0
		23,401,722	1.6

	Food/Drug Retailers: 2.2%
8,907,659	Albertsons, LLC Term Loan B7, 5.499%, (US0001M + 3.000%), 11/17/25	8,810,227	0.6
3,147,050	Alphabet Holding Company, Inc. 2017 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 09/26/24	2,924,790	0.2
1,955,000	Alphabet Holding Company, Inc. 2017 2nd Lien Term Loan, 10.249%, (US0001M + 7.750%), 09/26/25	1,617,762	0.1
5,232,166	EG Finco Limited 2018 USD Term Loan, 6.601%, (US0003M + 4.000%), 02/07/25	5,118,800	0.3
935,550	EG Group Limited 2018 USD Term Loan B, 6.601%, (US0003M + 4.000%), 02/07/25	915,280	0.1
6,383,186	Moran Foods LLC Term Loan, 8.601%, (US0003M + 6.000%), 12/05/23	3,638,416	0.2
7,100,000	Smart & Final Stores LLC 1st Lien Term Loan, 6.129%, (US0003M + 3.500%), 11/15/22	6,804,164	0.4
4,570,000	United Natural Foods, Inc. Term Loan B, 6.749%, (US0001M + 4.250%), 10/22/25	3,958,763	0.3
		33,788,202	2.2

	Forest Products: 0.4%
5,285,179	Blount International Inc. 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 04/12/23	5,286,828	0.4

	Health Care: 9.9%
1,531,163	Accelerated Health Systems, LLC Term Loan B, 5.990%, (US0001M + 3.500%), 10/31/25	1,531,162	0.1

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
5,351,630		ADMI Corp. 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 04/30/25	$5,274,700	0.4
1,555,000		Agiliti Health, Inc Term Loan, 5.500%, (US0001M + 3.000%), 01/04/26	1,553,017	0.1
3,233,978		Air Methods Corporation 2017 Term Loan B, 6.101%, (US0003M + 3.500%), 04/21/24	2,443,270	0.2
7,050,087		ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.992%, (US0003M + 3.500%), 05/10/23	6,856,210	0.5
7,155,000		Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 6.249%, (US0001M + 3.750%), 02/27/26	7,141,584	0.5
324,167	(1)	Brightspring Health Services Delayed Draw Term Loan, 7.115%, (US0003M + 4.500%), 02/12/26	319,845	0.0
3,565,833		Brightspring Health Services Term Loan B, 6.982%, (US0001M + 4.500%), 02/08/26	3,518,290	0.3
2,548,688		Carestream Dental Equiment, Inc 2017 1st Lien Term Loan B, 5.749%, (US0001M + 3.250%), 09/01/24	2,446,740	0.2
5,462,843		Change Healthcare Holdings LLC 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 03/01/24	5,394,557	0.4
8,856,266		CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.656%, (US0003M + 3.000%), 06/07/23	8,808,292	0.6
1,988,425		Concentra Inc. 2018 1st Lien Term Loan, 5.240%, (US0001M + 2.750%), 06/01/22	1,980,919	0.1
686,328	(1)	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 6.249%, (US0001M + 3.750%), 06/06/25	670,886	0.0
2,735,330		DentalCorp Perfect Smile ULC 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 06/06/25	2,673,785	0.2

LOANS*: (continued)
		Health Care: (continued)
1,340,175		Diplomat Pharmacy, Inc. 2017 Term Loan B, 7.000%, (US0003M + 4.500%), 12/20/24	$1,279,867	0.1
9,566,025		Envision Healthcare Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 10/10/25	8,966,159	0.6
5,152,235		ExamWorks Group, Inc. 2017 Term Loan, 5.749%, (US0001M + 3.250%), 07/27/23	5,126,473	0.3
2,962,500		Global Medical Response, Inc. 2017 Term Loan B2, 6.736%, (US0001M + 4.250%), 03/14/25	2,794,935	0.2
4,151,752		Global Medical Response, Inc. 2018 Term Loan B1, 5.739%, (US0001M + 3.250%), 04/28/22	3,911,989	0.2
2,058,774		GoodRx, Inc. 1st Lien Term Loan, 5.489%, (US0001M + 3.000%), 10/10/25	2,039,473	0.1
5,059,575		Inovalon Holdings, Inc. 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 04/02/25	5,046,926	0.3
4,422,617		Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.851%, (US0003M + 3.250%), 02/02/24	4,398,660	0.3
2,068,163		Lifescan Global Corporation 2018 1st Lien Term Loan, 8.797%, (US0003M + 6.000%), 09/27/24	1,991,469	0.1
5,372,929		MPH Acquisition Holdings LLC 2016 Term Loan B, 5.351%, (US0003M + 2.750%), 06/07/23	5,207,040	0.3
3,732,753		nThrive, Inc. 2016 1st Lien Term Loan, 6.996%, (US0001M + 4.500%), 10/20/22	3,592,775	0.2
2,690,100		Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 06/30/25	2,594,825	0.2
3,995,404		Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 5.236%, (US0001M + 2.750%), 02/14/25	3,785,645	0.2

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
100,000		Pearl Intermediate Parent LLC 2018 2nd Lien Term Loan, 8.736%, (US0001M + 6.250%), 02/13/26	$97,500	0.0
1,181,626	(1)	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 5.236%, (US0001M + 2.750%), 02/14/25	1,119,591	0.1
5,706,957		Prospect Medical Holdings, Inc. 2018 Term Loan B, 8.000%, (US0001M + 5.500%), 02/22/24	5,221,865	0.3
4,483,763		RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.982%, (US0003M + 4.500%), 11/16/25	4,447,332	0.3
5,199,013		Sotera Health Holdings, LLC 2017 Term Loan, 5.499%, (US0001M + 3.000%), 05/15/22	5,104,781	0.3
6,506,037		Surgery Center Holdings, Inc. 2017 Term Loan B, 5.750%, (US0001M + 3.250%), 09/02/24	6,406,416	0.4
2,709,089		Team Health Holdings, Inc. 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 02/06/24	2,415,605	0.2
1,234,841		Tecomet Inc. 2017 Repriced Term Loan, 5.993%, (US0001M + 3.500%), 05/01/24	1,231,754	0.1
4,164,185		U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.499%, (US0001M + 3.000%), 06/23/24	4,121,677	0.3
1,769,194		U.S. Renal Care, Inc. 2015 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 12/30/22	1,767,646	0.1
8,322,619		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.481%, (US0001M + 3.000%), 06/02/25	8,272,117	0.6
1,369,234		Vizient, Inc. 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 02/13/23	1,364,526	0.1
4,885,000		VVC Holding Corp. 2019 Term Loan B, 7.197%, (US0003M + 4.500%), 02/11/26	4,819,868	0.3

LOANS*: (continued)
		Health Care: (continued)
661,326		Wink Holdco, Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 12/02/24	$641,073	0.0
1,010,000		Wink Holdco, Inc 2nd Lien Term Loan B, 9.250%, (US0001M + 6.750%), 11/03/25	992,325	0.1
			149,373,569	9.9

		Home Furnishings: 0.5%
7,077,379		Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/02/22	7,016,718	0.5

		Industrial Equipment: 1.0%
5,536,315		Cortes NP Acquisition Corporation 2017 Term Loan B, 6.629%, (US0003M + 4.000%), 11/30/23	5,217,977	0.3
1,620,938		CPM Holdings, Inc. 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 11/15/25	1,610,807	0.1
2,495,237		EWT Holdings III Corp. 2017 Repriced Term Loan, 5.499%, (US0001M + 3.000%), 12/20/24	2,470,284	0.2
1,922,171		ExGen Renewables IV, LLC Term Loan B, 5.630%, (US0003M + 3.000%), 11/28/24	1,806,039	0.1
2,416,018		Kenan Advantage Group, Inc. 2015 Term Loan, 5.499%, (US0001M + 3.000%), 07/31/22	2,385,818	0.2
734,657		Kenan Advantage Group, Inc. CAD Term Loan B, 5.499%, (US0001M + 3.000%), 07/31/22	725,474	0.0
243,322		Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.000%), 02/01/25	236,631	0.0
475,000		Safe Fleet Holdings LLC 2018 2nd Lien Term Loan, 9.240%, (US0001M + 6.750%), 02/01/26	457,781	0.0
848,588		Shape Technologies Group, Inc. Term Loan, 5.776%, (US0003M + 3.000%), 04/21/25	839,041	0.1
			15,749,852	1.0

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Insurance: 5.0%
1,980,000	Achilles Acquisition LLC 2018 Term Loan, 6.500%, (US0001M + 4.000%), 10/03/25	$1,967,625	0.1
9,596,373	Acrisure, LLC 2017 Term Loan B, 6.879%, (US0003M + 4.250%), 11/22/23	9,539,332	0.6
734,450	Acrisure, LLC 2018 Term Loan B, 6.379%, (US0003M + 3.750%), 11/22/23	727,711	0.1
2,844,528	Alera Group Holdings, Inc. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 07/25/25	2,869,418	0.2
6,681,512	Alliant Holdings I, Inc. 2018 Term Loan B, 5.232%, (US0001M + 2.750%), 05/09/25	6,447,659	0.4
5,669,500	AmWINS Group, Inc. 2017 Term Loan B, 5.247%, (US0001M + 2.750%), 01/25/24	5,605,009	0.4
5,634,075	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 09/19/24	5,571,864	0.4
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 09/19/25	1,133,650	0.1
1,820,438	Aretec Group, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 10/01/25	1,799,958	0.1
6,402,037	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.749%, (US0001M + 3.250%), 10/22/24	6,209,976	0.4
7,584,900	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 04/26/24	7,469,943	0.5
300,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 04/27/25	298,500	0.0
5,235,213	Hub International Limited 2018 Term Loan B, 5.515%, (US0003M + 2.750%), 04/25/25	5,071,068	0.3
10,355,316	NFP Corp. Term Loan B, 5.499%, (US0001M + 3.000%), 01/08/24	9,996,764	0.7

LOANS*: (continued)
	Insurance: (continued)
6,334,125	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 12/31/25	$6,214,372	0.4
5,319,000	USI, Inc. 2017 Repriced Term Loan, 5.601%, (US0003M + 3.000%), 05/16/24	5,152,781	0.3
		76,075,630	5.0

	Internet: 0.3%
3,866,108	Shutterfly, Inc., 5.250%, (US0001M + 2.750%), 08/17/24	3,809,728	0.3

	Leisure Good/Activities/Movies: 4.6%
2,514,744	Airxcel, Inc. 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 04/28/25	2,332,425	0.2
865,000	Airxcel, Inc. 2018 2nd Lien Term Loan, 11.249%, (US0001M + 8.750%), 04/27/26	769,850	0.0
2,525,000	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.600%, (US0003M + 3.000%), 03/14/26	2,511,191	0.2
6,783,725	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.351%, (US0003M + 2.750%), 09/18/24	6,437,755	0.4
9,222,580	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 03/08/24	9,164,939	0.6
1,794,192	Equinox Holdings, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 09/06/24	1,804,284	0.1
9,780,232	Fitness International, LLC 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 04/18/25	9,706,880	0.6
2,992,424	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.499%, (US0001M + 3.000%), 07/31/24	2,981,825	0.2
7,099,916	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 07/03/24	7,099,738	0.5
6,414,314	Life Time, Inc. 2017 Term Loan B, 5.379%, (US0003M + 2.750%), 06/10/22	6,344,827	0.4

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
2,952,600	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/20/25	$2,932,915	0.2
2,280,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.496%, (US0001M + 7.000%), 10/19/26	2,262,900	0.2
2,144,466	SRAM, LLC 2018 Term Loan B, 5.361%, (US0002M + 2.750%), 03/15/24	2,136,370	0.1
9,169,257	Thor Industries, Inc. USD Term Loan B, 6.250%, (US0001M + 3.750%), 02/01/26	8,785,185	0.6
1,645,875	WeddingWire, Inc. 1st Lien Term Loan, 6.987%, (US0003M + 4.500%), 12/19/25	1,641,760	0.1
600,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.737%, (US0001M + 8.250%), 12/21/26	598,500	0.1
1,560,000	Winnebago Industries, Inc. 2017 Term Loan, 6.101%, (US0003M + 3.500%), 11/08/23	1,528,800	0.1
		69,040,144	4.6

	Leisure Time: 0.4%
5,845,825	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 05/30/25	5,843,633	0.4

	Lodging & Casinos: 2.7%
874,425	Belmond Interfin Ltd. Dollar Term Loan, 5.249%, (US0001M + 2.750%), 07/03/24	873,879	0.1
10,268,570	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 12/22/24	10,167,722	0.7
8,113,071	Everi Payments Inc. Term Loan B, 5.499%, (US0001M + 3.000%), 05/09/24	8,072,505	0.5
6,171,875	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 10/21/24	6,125,586	0.4
1,460,000	Golden Entertainment, Inc. 2017 2nd Lien Term Loan, 9.500%, (US0001M + 7.000%), 10/20/25	1,441,750	0.1

LOANS*: (continued)
	Lodging & Casinos: (continued)
6,985,560	Scientific Games International, Inc. 2018 Term Loan B5, 5.314%, (US0002M + 2.750%), 08/14/24	$6,804,683	0.4
7,130,726	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 6.101%, (US0003M + 3.500%), 07/10/25	7,127,938	0.5
		40,614,063	2.7

	Nonferrous Metals/Minerals: 0.8%
11,388,999	Covia Holdings Corporation Term Loan, 6.160%, (US0003M + 3.750%), 06/01/25	9,775,554	0.6
3,150,656	U.S. Silica Company 2018 Term Loan B, 6.500%, (US0003M + 4.000%), 05/01/25	2,985,247	0.2
		12,760,801	0.8

	Oil & Gas: 1.8%
2,054,475	Brazos Delaware II, LLC Term Loan B, 6.487%, (US0001M + 4.000%), 05/21/25	1,946,615	0.1
2,670,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 10/29/25	2,589,900	0.2
2,270,180	Glass Mountain Pipeline Holdings, LLC Term Loan B, 7.000%, (US0001M + 4.500%), 12/23/24	2,216,263	0.1
4,363,075	Grizzly Acquisitions Inc. 2018 Term Loan B, 6.047%, (US0003M + 3.250%), 10/01/25	4,357,621	0.3
958,306	HGIM Corp. 2018 Exit Term Loan, 8.743%, (US0003M + 6.000%), 07/03/23	952,316	0.1
3,791,700	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.499%, (US0001M + 5.000%), 05/10/25	3,641,928	0.2
6,157,063	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/30/24	6,018,529	0.4
935,516	MEG Energy Corp. 2017 Term Loan B, 5.990%, (US0001M + 3.500%), 12/31/23	932,008	0.1

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Oil & Gas: (continued)
842,888	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.740%, (US0001M + 3.250%), 09/29/25	$840,780	0.1
3,011,875	Navitas Midstream Midland Basin, LLC Term Loan B, 6.986%, (US0001M + 4.500%), 12/13/24	2,898,929	0.2
		26,394,889	1.8

	Publishing: 0.3%
1,068,438	Merrill Communications, LLC 2015 Term Loan, 7.994%, (US0003M + 5.250%), 06/01/22	1,073,112	0.1
2,885,920	Tribune Media Company Term Loan C, 5.499%, (US0001M + 3.000%), 01/27/24	2,887,724	0.2
231,545	Tribune Media Company Term Loan, 5.499%, (US0001M + 3.000%), 12/27/20	231,401	0.0
		4,192,237	0.3

	Radio & Television: 1.3%
5,215,438	A-L Parent LLC 2016 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/01/23	5,204,027	0.3
4,600,430	CBS Radio Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 11/18/24	4,485,419	0.3
5,359,028	Cumulus Media New Holdings Inc. Exit Term Loan, 7.000%, (US0001M + 4.500%), 05/15/22	5,277,807	0.4
4,086,518	Univision Communications Inc. Term Loan C5, 5.249%, (US0001M + 2.750%), 03/15/24	3,860,300	0.3
		18,827,553	1.3

	Retailers (Except Food & Drug): 3.4%
2,458,380	Academy, Ltd. 2015 Term Loan B, 6.490%, (US0001M + 4.000%), 07/01/22	1,777,716	0.1
3,994,722	Bass Pro Group, LLC Term Loan B, 7.499%, (US0001M + 5.000%), 09/25/24	3,914,804	0.3
5,809,765	Belk, Inc. TL B 1L, 7.447%, (US0003M + 4.750%), 12/12/22	4,707,362	0.3

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
3,599,850	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/24	$3,595,671	0.2
7,476,291	Jo-Ann Stores, Inc. 2016 Term Loan, 7.761%, (US0003M + 5.000%), 10/20/23	7,434,236	0.5
1,000,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 12.011%, (US0003M + 9.250%), 05/21/24	957,500	0.1
9,735,414	Leslies Poolmart, Inc. 2016 Term Loan, 6.079%, (US0002M + 3.500%), 08/16/23	9,431,183	0.6
9,092,046	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.739%, (US0001M + 3.250%), 04/09/25	8,756,777	0.6
7,675,180	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.994%, (US0003M + 3.250%), 01/26/23	5,902,213	0.4
5,363,528	PetSmart, Inc., 5.490%, (US0001M + 3.000%), 03/11/22	4,823,823	0.3
		51,301,285	3.4

	Software: 0.5%
7,338,485	Almonde, Inc.—TL B 1L, 6.101%, (US0003M + 3.500%), 06/13/24	7,085,653	0.5

	Steel: 0.3%
4,273,649	GrafTech Finance, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 02/12/25	4,252,280	0.3

	Surface Transport: 0.7%
5,278,944	Navistar International Corporation 2017 1st Lien Term Loan B, 6.000%, (US0001M + 3.500%), 11/06/24	5,270,102	0.4
5,123,622	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.990%, (US0001M + 4.500%), 08/01/25	5,141,237	0.3
		10,411,339	0.7

	Telecommunications: 5.5%
2,947,500	Altice Financing SA 2017 USD Term Loan B, 5.234%, (US0001M + 2.750%), 07/15/25	2,820,389	0.2

See Accompanying Notes to Financial Statements

34

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
1,945,375	Altice Financing SA USD 2017 1st Lien Term Loan, 5.241%, (US0001M + 2.750%), 01/31/26	$1,865,128	0.1
3,600,000	Asurion LLC 2017 2nd Lien Term Loan, 8.999%, (US0001M + 6.500%), 08/04/25	3,656,812	0.3
4,772,525	Asurion LLC 2017 Term Loan B4, 5.499%, (US0001M + 3.000%), 08/04/22	4,754,628	0.3
11,063,888	Asurion LLC 2018 Term Loan B7, 5.499%, (US0001M + 3.000%), 11/03/24	11,006,842	0.7
7,178,975	Avaya, Inc. 2018 Term Loan B, 6.777%, (US0001M + 4.250%), 12/15/24	7,157,438	0.5
8,472,500	CenturyLink, Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 01/31/25	8,303,050	0.5
4,105,000	CommScope, Inc. 2019 Term Loan B, 5.865%, (US0003M + 3.250%), 02/06/26	4,113,703	0.3
3,707,382	Consolidated Communications, Inc. 2016 Term Loan B, 5.500%, (US0003M + 3.000%), 10/04/23	3,537,462	0.2
7,305,087	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 6.101%, (US0003M + 3.500%), 08/01/24	6,704,697	0.4
7,092,299	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 11/29/25	7,065,703	0.5
2,225,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/29/26	2,181,890	0.1
3,955,050	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 11/15/24	3,927,036	0.3
6,897,613	Numericable Group SA USD Term Loan B12, 6.171%, (US0001M + 3.688%), 01/31/26	6,525,142	0.4

LOANS*: (continued)
	Telecommunications: (continued)
3,799,870	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/01/24	$3,782,056	0.3
1,548,000	Securus Technologies Holdings, Inc. 2018 Delayed Draw Term Loan, 7.236%, (US0003M + 4.500%), 11/01/24	1,540,743	0.1
3,458,863	Speedcast International Limited Term Loan B, 5.351%, (US0003M + 2.750%), 05/15/25	3,365,906	0.2
1,690,000	Syniverse Holdings, Inc. 2018 2nd Lien Term Loan, 11.484%, (US0001M + 9.000%), 03/11/24	1,301,300	0.1
		83,609,925	5.5

	Utilities: 1.0%
2,857,838	Edgewater Generation, L.L.C. Term Loan, 6.249%, (US0001M + 3.750%), 12/13/25	2,856,497	0.2
2,359,088	LMBE-MC Holdco II LLC Term Loan B, 6.610%, (US0003M + 4.000%), 11/14/25	2,347,292	0.2
3,909,536	Longview Power LLC Term Loan B, 8.751%, (US0003M + 6.000%), 04/13/21	3,420,844	0.2
1,508,658	MRP Generation Holdings, LLC Term Loan B, 9.609%, (US0003M + 7.000%), 10/18/22	1,444,616	0.1
3,442,270	Nautilus Power, LLC Term Loan B, 6.749%, (US0001M + 4.250%), 05/16/24	3,455,179	0.2
1,720,373	Southeast PowerGen, LLC Term Loan B, 6.000%, (US0001M + 3.500%), 12/02/21	1,647,257	0.1
		15,171,685	1.0

	Total Loans (Cost $1,464,761,521)	1,419,078,475	94.2

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.1%
69,381	(2)	Cumulus Media, Inc. Class-A	1,249,552	0.1
42,856	(2)	Everyware Global, Inc.	42,856	0.0

See Accompanying Notes to Financial Statements

35

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: (continued)
2,254	(2)	Harvey Gulf International Marine LLC	$81,144	0.0
10,072	(2)	Harvey Gulf International Marine LLC — Warrants	362,592	0.0
57,165	(2)	Millennium Health, LLC	2,286	0.0
—	(2),(3)	Millennium Health, LLC- Corporate Claims Trust	—	0.0
222	(2)	Southcross Holdings GP LLC	—	0.0
222	(2)	Southcross Holdings LP- Class A	116,550	0.0
		Total Equities and Other Assets (Cost $2,353,199)	1,854,980	0.1
		Total Long-Term Investments (Cost $1,467,114,720)	1,420,933,455	94.3

SHORT-TERM INVESTMENTS: 4.9%
		Mutual Funds: 4.9%
73,484,502	(4)	State Street Institutional Liquid Reserves Fund — Premier Class, 2.560% (Cost $73,495,699)	73,491,850	4.9

		Total Short-Term Investments (Cost $73,495,699)	73,491,850	4.9

		Total Investments (Cost $1,540,610,419)	$1,494,425,305	99.2
		Assets in Excess of Other Liabilities	12,350,900	0.8
		Net Assets	$1,506,776,205	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:

PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Loans	$—	$1,419,078,475	$—	$1,419,078,475
Equities and Other Assets	1,249,552	605,428	—	1,854,980
Short-Term Investments	73,491,850	—	—	73,491,850
Total Investments, at fair value	$74,741,402	$1,419,683,903	$—	$1,494,425,305

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

36

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2019 (CONTINUED)

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,540,562,508.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,388,750
Gross Unrealized Depreciation	(47,525,953)
Net Unrealized Depreciation	$(46,137,203)

See Accompanying Notes to Financial Statements

37

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2019 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.4536
Class C	NII	$0.3807
Class I	NII	$0.4795
Class P	NII	$0.5446
Class P3	NII	$0.4677
Class R	NII	$0.4294
Class W	NII	$0.4795

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 96.45% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, (February 2014– Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002–Present	Retired.	150	None.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018– Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014– Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018-Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010– Present); Managing Director and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2019–Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–February 2019).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Floating Rate Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the

Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory

43

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager

44

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Floating Rate Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

45

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163061 (0319-052319)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $165,325 for the year ended March 31, 2019 and $175,325 for the year ended March 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,200 for the year ended March 31, 2019 and $16,200 for the year ended March 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $58,121 for the year ended March 31, 2019 and $53,696 for the year ended March 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2019 and $0 for the year ended March 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2019 and March 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Funds Trust	$74,321	$69,896
Voya Investments, LLC (1)	$72,250	$74,750

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (the Funds), each a series of Voya Funds Trust, including the summary portfolios of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

May 23, 2019

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.2%
1,557,922		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	1,947,102	0.2
2,510,084		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,977,326	0.3
8,627,878		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	9,909,656	1.1
2,523,126		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,953,088	0.3
1,166,810		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,277,651	0.1
8,329,175	(1)	Fannie Mae 2010-150 PS, 4.115%, (- 1.000*US0001M + 6.600%), 12/25/2039	566,441	0.1
8,289,739	(1)	Fannie Mae 2010-95 SB, 4.115%, (- 1.000*US0001M + 6.600%), 09/25/2040	1,030,779	0.1
4,707,266		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,271,962	0.6
10,831,916	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,287,297	0.1
34,938,230	(1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	2,826,681	0.3
1,594,554		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,794,796	0.2
3,364,694		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,696,320	0.4
150,362		Fannie Mae REMIC Trust 2004-61 SH, 14.051%, (- 3.998*US0001M + 23.988%), 11/25/2032	208,230	0.0
3,165,627		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,536,620	0.4
1,120,070	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.265%, (- 1.000*US0001M + 6.750%), 03/25/2035	119,195	0.0
955,169		Fannie Mae REMIC Trust 2005-59 NQ, 10.661%, (- 2.500*US0001M + 16.875%), 05/25/2035	1,179,133	0.1
929,026		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,003,436	0.1
272,594		Fannie Mae REMIC Trust 2006-115 ES, 16.618%, (- 4.000*US0001M + 26.560%), 12/25/2036	379,738	0.0
1,993,328	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.215%, (- 1.000*US0001M + 6.700%), 05/25/2036	250,763	0.0
4,833,975	(1)	Fannie Mae REMIC Trust 2006-79 SH, 3.965%, (- 1.000*US0001M + 6.450%), 08/25/2036	898,157	0.1
394,930	(2)	Fannie Mae REMIC Trust 2009-12 LK, 9.248%, 03/25/2039	426,992	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,203,364	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,232,063	0.7
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,695,412	0.6
1,993,366		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,195,440	0.2
9,806,510	(1)	Fannie Mae REMIC Trust 2012-128 VS, 3.765%, (- 1.000*US0001M + 6.250%), 06/25/2042	1,113,693	0.1
7,690,216	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	596,595	0.1
4,050,815	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	597,300	0.1
3,496,947	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.215%, (- 1.000*US0001M + 6.700%), 06/25/2032	477,719	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,510,934	0.4
1,328,330	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	148,296	0.0
3,857,890	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	428,852	0.1
846,650		Fannie Mae REMICS 2004-89 ES, 8.629%, (- 1.850*US0001M + 13.227%), 08/25/2034	882,737	0.1
6,083	(3),(4)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	5,305	0.0
2,500,000		Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,566,446	0.3
6,556,908		Fannie Mae Series 2016-51 S, 3.435%, (-1.000*US0001M + 5.920%), 10/25/2043	6,603,119	0.7
2,750,462		Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,002,952	0.3
3,523,824		Freddie Mac REMIC Trust 2005-S001 2A2, 2.660%, (US0001M + 0.150%), 09/25/2045	3,479,619	0.4

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

609,850		Freddie Mac REMIC Trust 2653 SC, 5.555%, (-0.500*US0001M + 6.800%), 07/15/2033	658,222	0.1
1,531,752		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,765,552	0.2
208,207		Freddie Mac REMIC Trust 3012 ST, 13.019%, (- 3.600*US0001M + 21.960%), 04/15/2035	277,988	0.0
415,037		Freddie Mac REMIC Trust 3065 DC, 12.409%, (- 3.000*US0001M + 19.860%), 03/15/2035	550,640	0.1
858,366		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	949,813	0.1
5,360,534	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	120,449	0.0
483,495	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	86,609	0.0
129,554	(1)	Freddie Mac REMIC Trust 3753 PS, 3.616%, (-1.000*US0001M + 6.100%), 06/15/2040	3,255	0.0
586,169		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	613,310	0.1
3,538,810		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,710,788	0.4
1,487,268	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	152,882	0.0
2,260,779		Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	2,915,103	0.3
1,191,791		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,421,476	0.2
198,473	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.515%, (- 1.000*US0001M + 8.000%), 10/25/2023	19,434	0.0
1,550,914		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,700,778	0.2
5,057,250		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,045,558	0.6
703,280		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	902,898	0.1
536,333		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	715,719	0.1
3,071,595		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,716,813	0.4
879,263		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	961,959	0.1
2,660,320		Ginnie Mae 2009-H01 FA, 3.638%, (US0001M + 1.150%), 11/20/2059	2,684,024	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,268,797	0.2
3,809,219		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,170,830	0.4
6,030,671	(3),(4)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	5,063,824	0.5
4,648,612	(1)	Ginnie Mae 2014-107 XS, 3.118%, (- 1.000*US0001M + 5.600%), 07/16/2044	624,409	0.1
2,294,191	(1)	Ginnie Mae 2014-96 SQ, 3.118%, (- 1.000*US0001M + 5.600%), 07/16/2044	298,737	0.0
3,559,846		Ginnie Mae 2015-H13 FG, 2.909%, (US0001M + 0.400%), 04/20/2065	3,553,011	0.4
25,911,527	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,572,005	0.4
3,132,160	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	270,167	0.0
22,950,037		Ginnie Mae 2016-H20 FB, 3.059%, (US0001M + 0.550%), 09/20/2066	22,998,723	2.5
1,704,263	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	326,392	0.0
1,240,873	(1)	Ginnie Mae Series 2002-76 SG, 5.118%, (- 1.000*US0001M + 7.600%), 10/16/2029	208,655	0.0
4,339,726		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,625,173	0.5
159,438		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	177,381	0.0
1,465,488		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,590,034	0.2
967,665		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,073,143	0.1
464,522		Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	405,833	0.0
3,250,000		Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,565,399	0.4
3,940,924		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,262,836	0.5
51,935		Ginnie Mae Series 2004-87 SB, 4.810%, (- 1.154*US0001M + 7.673%), 03/17/2033	52,216	0.0
1,491,039	(1)	Ginnie Mae Series 2004-98 SA, 4.212%, (- 1.000*US0001M + 6.700%), 11/20/2034	278,970	0.0
1,366,571		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,479,485	0.2

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

404,490	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (- 6.000*US0001M + 43.200%), 01/20/2034	69,319	0.0
1,071,716	(1)	Ginnie Mae Series 2005-7 AH, 4.288%, (- 1.000*US0001M + 6.770%), 02/16/2035	161,146	0.0
1,192,243	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	241,768	0.0
688,163		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	754,421	0.1
395,088		Ginnie Mae Series 2005-91 UP, 9.337%, (- 2.000*US0001M + 14.300%), 09/16/2031	455,815	0.1
7,727,013		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,010,131	1.0
1,946,430		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,206,830	0.2
11,052,397	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (- 1.000*US0001M + 6.500%), 06/20/2036	111,726	0.0
3,461,829		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,805,079	0.4
2,329,720	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	621,360	0.1
70,543		Ginnie Mae Series 2007-37 S, 16.200%, (- 3.667*US0001M + 25.300%), 04/16/2037	77,037	0.0
2,387,960		Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	2,049,834	0.2
141,766		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	153,014	0.0
433,424		Ginnie Mae Series 2007-48 SY, 12.805%, (-3.000*US0001M + 20.250%), 08/16/2037	569,421	0.1
46,564		Ginnie Mae Series 2007-5 MT, 2.708%, (US0001M + 1.900%), 02/20/2034	46,556	0.0
2,557,069	(1)	Ginnie Mae Series 2007-53 SC, 4.012%, (- 1.000*US0001M + 6.500%), 09/20/2037	449,954	0.1
78,501		Ginnie Mae Series 2007-53 SW, 12.742%, (-3.000*US0001M + 20.205%), 09/20/2037	102,218	0.0
1,431,891		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,541,495	0.2
2,762,206		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,246,376	0.4
764,786	(1)	Ginnie Mae Series 2008-3 SA, 4.062%, (- 1.000*US0001M + 6.550%), 01/20/2038	132,474	0.0
1,518,462	(1)	Ginnie Mae Series 2008-40 PS, 4.018%, (- 1.000*US0001M + 6.500%), 05/16/2038	241,214	0.0
3,390,119	(1)	Ginnie Mae Series 2008-82 SA, 3.512%, (- 1.000*US0001M + 6.000%), 09/20/2038	504,172	0.1
7,306,094	(1)	Ginnie Mae Series 2009-110 SA, 3.868%, (-1.000*US0001M + 6.350%), 04/16/2039	710,404	0.1
760,383		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	840,773	0.1
1,969,906		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,158,977	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,178,073	0.1
3,657,705		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,958,022	0.4
3,359,940		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,588,324	0.4
2,911,177		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,269,857	0.4
347,449	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (- 25.000*US0001M + 162.500%), 06/16/2037	14,078	0.0
1,780,507		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,336,050	0.3
5,300,655		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	7,508,724	0.8
3,112,791		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,033,723	0.4
2,455,692	(1)	Ginnie Mae Series 2009-66 QS, 3.612%, (- 1.000*US0001M + 6.100%), 07/20/2039	270,412	0.0
1,204,964	(1)	Ginnie Mae Series 2009-77 SA, 3.668%, (- 1.000*US0001M + 6.150%), 09/16/2039	181,294	0.0
3,368,452		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,859,779	0.4
944,589		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,238,095	0.1
580,157		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	636,636	0.1
1,359,798		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,608,607	0.2
2,989,080	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	382,061	0.0
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	11,348,894	1.2

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,329,827	(1)	Ginnie Mae Series 2010-116 NS, 4.168%, (-1.000*US0001M + 6.650%), 09/16/2040	346,332	0.0
243,915	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	26,946	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,638,396	0.2
3,483,005		Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	3,632,741	0.4
1,782,827	(1)	Ginnie Mae Series 2010-158 SA, 3.562%, (-1.000*US0001M + 6.050%), 12/20/2040	275,714	0.0
439,053	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	9,180	0.0
24,637,727	(1)	Ginnie Mae Series 2010-166 GS, 3.512%, (-1.000*US0001M + 6.000%), 12/20/2040	3,050,200	0.3
2,451,614	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	247,089	0.0
3,076,785		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	3,228,010	0.3
4,770,858		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,902,122	0.5
706,377	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	76,989	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,364,046	0.3
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	468,058	0.1
5,624,947		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,521,789	0.7
2,108,086		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,265,345	0.2
267,329	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	3,560	0.0
810,409	(1)	Ginnie Mae Series 2010-9 SB, 4.012%, (- 1.000*US0001M + 6.500%), 09/20/2038	22,769	0.0
5,848,113		Ginnie Mae Series 2010-H01 FA, 3.299%, (US0001M + 0.820%), 01/20/2060	5,886,779	0.6
7,491,447		Ginnie Mae Series 2010-H10 FB, 3.479%, (US0001M + 1.000%), 05/20/2060	7,592,982	0.8
8,035,388		Ginnie Mae Series 2010-H10 FC, 3.479%, (US0001M + 1.000%), 05/20/2060	8,126,560	0.9
507,128	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	72,251	0.0
169,678		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	185,856	0.0
383,290	(2)	Ginnie Mae Series 2011-169 BG, 5.401%, 04/16/2039	409,794	0.0
6,900,833		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	7,265,818	0.8
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,953,168	0.2
7,204,622	(1)	Ginnie Mae Series 2011-73 LS, 4.202%, (- 1.000*US0001M + 6.690%), 08/20/2039	563,478	0.1
5,502,259		Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,658,514	0.6
1,256,521		Ginnie Mae Series 2011-H07 FA, 3.009%, (US0001M + 0.500%), 02/20/2061	1,257,017	0.1
2,989,395	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	234,335	0.0
3,089,739	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	288,407	0.0
799,777	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	94,290	0.0
9,642,074	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	863,654	0.1
680,804	(1)	Ginnie Mae Series 2012-34 MS, 4.218%, (- 1.000*US0001M + 6.700%), 04/16/2041	93,403	0.0
199,421		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	201,696	0.0
5,530,477	(1)	Ginnie Mae Series 2012-48 SA, 4.168%, (- 1.000*US0001M + 6.650%), 04/16/2042	1,047,748	0.1
7,831,288	(1)	Ginnie Mae Series 2012-60 SG, 3.618%, (- 1.000*US0001M + 6.100%), 05/16/2042	1,319,441	0.1
2,020,605	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	262,268	0.0
2,223,736		Ginnie Mae Series 2012-H11 VA, 3.159%, (US0001M + 0.650%), 05/20/2062	2,236,552	0.2
26,779,777		Ginnie Mae Series 2012-H12 FB, 3.559%, (US0001M + 1.050%), 02/20/2062	27,109,217	2.9
2,137,417		Ginnie Mae Series 2012-H20 BA, 3.069%, (US0001M + 0.560%), 09/20/2062	2,140,853	0.2
7,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	7,523,947	0.8

See Accompanying Notes to Financial Statements

4

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,329,002		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,285,740	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	569,614	0.1
1,574,437	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	240,120	0.0
7,827,587	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,155,836	0.1
3,975,364	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	252,467	0.0
3,187,056		Ginnie Mae Series 2013-H08 BF, 2.909%, (US0001M + 0.400%), 03/20/2063	3,178,479	0.3
4,421,742		Ginnie Mae Series 2013-H10 FT, 3.040%, (H15T1Y + 0.450%), 04/20/2063	4,440,824	0.5
3,642,553		Ginnie Mae Series 2013-H14 FC, 2.979%, (US0001M + 0.470%), 06/20/2063	3,641,761	0.4
1,213,848		Ginnie Mae Series 2013-H18 BA, 3.109%, (US0001M + 0.600%), 07/20/2063	1,217,119	0.1
3,668,003		Ginnie Mae Series 2013-H19 DF, 3.159%, (US0001M + 0.650%), 05/20/2063	3,676,852	0.4
3,358,886		Ginnie Mae Series 2013-H20 FB, 3.509%, (US0001M + 1.000%), 08/20/2063	3,393,734	0.4
4,146,380		Ginnie Mae Series 2013-H23 FA, 3.809%, (US0001M + 1.300%), 09/20/2063	4,219,751	0.5
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,003,065	0.3
9,174,483		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	9,767,999	1.0
2,452,312	(1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	469,871	0.1
3,895,327	(1)	Ginnie Mae Series 2014-30 ES, 2.512%, (- 1.000*US0001M + 5.000%), 03/20/2040	443,970	0.1
11,090,456	(2)	Ginnie Mae Series 2015-10 Q, 2.295%, 10/20/2044	9,413,221	1.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	12,794,239	1.4
3,522,862	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	553,352	0.1
9,791,729		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,845,756	1.1
15,770,447	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	2,642,004	0.3
7,231,438	(2)	Ginnie Mae Series 2016-5 AB, 4.674%, 01/20/2046	7,750,159	0.8
10,579,552		Ginnie Mae Series 2016-H08 FT, 3.229%, (US0001M + 0.720%), 02/20/2066	10,636,318	1.1
45,999,944		Ginnie Mae Series 2017-H23 FC, 2.959%, (US0001M + 0.450%), 11/20/2067	45,962,826	4.9
4,274,671		Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	4,338,975	0.5
1,627,921		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,677,555	0.2

	Total Collateralized Mortgage Obligations (Cost $505,828,608)		507,833,563	54.2

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
555,936	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.691%, 07/26/2033	576,646	0.1
114,015	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	118,850	0.0
76,334	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	76,779	0.0
112,752	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	114,712	0.0

	Total Asset-Backed Securities (Cost $902,878)		886,987	0.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.4%
546,672	(2)	Ginnie Mae 2004-23 Z, 5.543%, 03/16/2044	571,100	0.0
6,697,982	(1),(2)	Ginnie Mae 2006-67 IO, 0.576%, 11/16/2046	24,066	0.0
637,291	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	658,959	0.1
1,159,511		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,198,709	0.1
240,390	(1),(2)	Ginnie Mae 2008-45 IO, 0.850%, 02/16/2048	451	0.0
586,651	(2)	Ginnie Mae 2009-115 D, 4.662%, 01/16/2050	602,046	0.1
2,969,853	(1),(2)	Ginnie Mae 2010-122 IO, 0.295%, 02/16/2044	42,258	0.0
77,840	(1),(2)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	1,821	0.0
29,318,992	(1),(2)	Ginnie Mae 2011-47 IO, 0.024%, 01/16/2051	217,278	0.0

See Accompanying Notes to Financial Statements

5

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

567,975	(2)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	582,231	0.1

	Total Commercial Mortgage- Backed Securities (Cost $4,022,365)		3,898,919	0.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.1%
		Federal Home Loan Mortgage Corporation: 3.3%(5)
3,972,322		3.500%, 07/01/2047	4,039,369	0.5
5,404,203		3.500%, 12/01/2047	5,502,196	0.6
7,637,462		3.500%, 03/01/2048	7,804,550	0.9
8,796,849		3.500%, 11/01/2048	8,989,309	1.0
150,640		5.290%, 10/01/2037	160,477	0.0
27,685		5.410%, 07/01/2037	29,576	0.0
26,908		5.410%, 08/01/2037	28,751	0.0
18,828		5.410%, 08/01/2037	20,103	0.0
65,446		5.440%, 01/01/2037	69,953	0.0
23,077		5.440%, 02/01/2037	24,665	0.0
53,123		5.440%, 04/01/2037	56,790	0.0
32,579		5.440%, 09/01/2037	34,816	0.0
31,228		5.440%, 02/01/2038	33,389	0.0
5,364		5.440%, 06/01/2038	5,729	0.0
143,539		5.450%, 12/01/2037	151,910	0.0
110,543		5.450%, 12/01/2037	117,512	0.0
160,391		5.460%, 05/01/2037	173,189	0.0
71,918		5.460%, 08/01/2037	76,883	0.0
40,520		5.460%, 01/01/2038	43,067	0.0
86,969		5.480%, 08/01/2037	93,044	0.0
79,132		5.480%, 10/01/2037	83,993	0.0
132,351		5.500%, 08/01/2037	142,324	0.0
97,655		5.500%, 11/01/2037	104,506	0.0
29,727		5.500%, 04/01/2038	31,819	0.0
40,176		5.520%, 09/01/2037	43,004	0.0
18,757		5.520%, 10/01/2037	20,084	0.0
67,163		5.620%, 12/01/2036	72,047	0.0
102,964		5.620%, 03/01/2037	110,429	0.0
71,317		5.620%, 08/01/2037	76,493	0.0
52,515		5.620%, 12/01/2037	56,326	0.0
296,714		5.625%, 12/01/2036	318,485	0.1
278,099		5.625%, 01/01/2037	298,397	0.1
27,523		5.625%, 02/01/2037	29,518	0.0
67,108		5.625%, 03/01/2037	71,986	0.0
182,112		5.625%, 03/01/2037	195,298	0.0
98,184		5.625%, 06/01/2037	105,255	0.0
88,097		5.625%, 07/01/2037	94,514	0.0
114,805		5.625%, 02/01/2038	123,223	0.0
768,632		5.750%, 09/01/2037	843,406	0.1
175,919		5.750%, 10/01/2037	189,283	0.0
160,003		5.750%, 11/01/2037	172,111	0.0
57,411		5.750%, 12/01/2037	61,750	0.0
101,765		6.090%, 12/01/2037	110,506	0.0
8,582		7.500%, 01/01/2030	9,959	0.0
9,203		8.000%, 01/01/2030	9,221	0.0
1,953		9.500%, 07/01/2020	1,951	0.0
			30,831,166	3.3

		Federal National Mortgage Association: 9.9%(5)
32,554,000	(6)	3.000%, 05/01/2043	32,384,872	3.5
13,060,000	(6)	3.500%, 04/01/2044	13,242,126	1.4
13,177,461		4.000%, 05/01/2042	13,772,847	1.5
1,748,730		4.000%, 05/01/2045	1,809,335	0.2
548,296		4.250%, 08/01/2035	569,938	0.1
372,725		4.750%, 11/01/2034	394,287	0.1
513,655		4.750%, 11/01/2034	545,530	0.1
383,521		4.750%, 02/01/2035	406,183	0.1
717,033		4.750%, 04/01/2035	764,062	0.1
760,651		4.750%, 05/01/2035	810,399	0.1
140,943		4.750%, 07/01/2035	147,797	0.0
906,456		4.750%, 07/01/2035	966,422	0.1
147,763		5.000%, 02/01/2033	156,208	0.0
140,925		5.000%, 07/01/2033	148,966	0.0
90,658		5.000%, 03/01/2036	95,827	0.0
393,810		5.000%, 05/01/2036	417,507	0.1
16,419,000	(6)	5.000%, 05/01/2037	17,340,965	1.9
159,404		5.030%, 05/01/2037	168,532	0.0
293,526		5.030%, 09/01/2037	310,261	0.0
51,282		5.155%, 11/01/2036	54,371	0.0
188,031		5.155%, 01/01/2037	199,254	0.0
159,451		5.250%, 04/01/2032	169,377	0.0
80,900		5.250%, 04/01/2032	85,926	0.0
28,979		5.280%, 11/01/2036	30,772	0.0
195,417		5.280%, 11/01/2036	207,626	0.0
48,896		5.280%, 01/01/2037	51,906	0.0
75,185		5.290%, 06/01/2037	79,916	0.0
211,931		5.290%, 08/01/2037	225,322	0.0
346,547		5.290%, 09/01/2037	368,323	0.1
80,149		5.290%, 09/01/2037	85,216	0.0
393,491		5.290%, 09/01/2037	416,485	0.1
354,602		5.290%, 09/01/2037	368,729	0.1
315,321		5.290%, 11/01/2037	332,022	0.1
87,501		5.290%, 12/01/2037	95,378	0.0
280,787		5.290%, 04/01/2038	304,733	0.0
56,264		5.300%, 09/01/2036	59,752	0.0
24,558		5.300%, 10/01/2036	26,103	0.0
34,702		5.300%, 10/01/2036	36,858	0.0
130,794		5.300%, 12/01/2036	138,920	0.0
148,728		5.300%, 12/01/2036	158,041	0.0
71,623		5.300%, 02/01/2037	76,083	0.0
123,654		5.300%, 05/01/2037	131,442	0.0
409,789		5.300%, 08/01/2037	438,378	0.1
61,290		5.350%, 04/01/2029	65,897	0.0
44,119		5.350%, 09/01/2029	47,549	0.0
291,741		5.390%, 12/01/2037	310,606	0.0
73,417		5.390%, 05/01/2038	80,256	0.0
277,240		5.405%, 11/01/2036	295,251	0.0
249,816		5.405%, 02/01/2037	265,909	0.0
170,480		5.440%, 08/01/2047	176,021	0.0
165,630		5.440%, 08/01/2047	174,165	0.0
298,079		5.440%, 08/01/2047	308,166	0.0
287,600		5.440%, 08/01/2047	302,443	0.0
181,972		5.440%, 09/01/2047	187,917	0.0
490,848		5.440%, 10/01/2047	517,179	0.1
97,156		5.440%, 05/01/2048	102,022	0.0
112,561		5.620%, 12/01/2036	117,774	0.0
104,760		5.740%, 07/01/2037	112,352	0.0
193,708		5.740%, 08/01/2037	199,573	0.0
137,485		5.740%, 08/01/2037	147,461	0.0
50,849		5.875%, 06/01/2035	52,186	0.0
153,188		5.890%, 07/01/2047	159,219	0.0
230,357		5.890%, 08/01/2047	239,673	0.0
115,528		5.890%, 10/01/2047	120,634	0.0
29,787		5.900%, 09/01/2028	31,901	0.0
90,613		6.600%, 07/01/2027	95,782	0.0
48,624		6.600%, 09/01/2027	50,395	0.0
34,729		6.600%, 11/01/2027	34,944	0.0
29,014		6.600%, 06/01/2028	29,082	0.0
18,057		7.500%, 05/01/2028	18,067	0.0
			92,835,421	9.9

		Government National Mortgage Association: 58.9%
2,570,678		3.000%, 04/20/2045	2,588,557	0.3
438,697		3.000%, 11/20/2045	441,253	0.1
121,328		3.000%, 12/20/2045	121,948	0.0
349,634		3.000%, 12/20/2045	351,574	0.0
400,148		3.000%, 12/20/2045	402,195	0.1

See Accompanying Notes to Financial Statements

6

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

417,085		3.000%, 01/20/2046	419,544	0.1
3,155,541		3.000%, 04/20/2046	3,177,482	0.3
21,347,854		3.000%, 07/20/2047	21,477,023	2.3
19,179,196		3.000%, 01/20/2048	19,282,871	2.1
2,568,900		3.500%, 04/20/2043	2,635,079	0.3
161,891		3.500%, 09/20/2045	165,695	0.0
4,921,910		3.500%, 09/20/2045	5,021,925	0.5
1,763,744		3.500%, 11/20/2045	1,804,915	0.2
1,950,226		3.500%, 02/20/2046	1,995,821	0.2
456,711		3.500%, 02/20/2046	467,443	0.1
1,352,545		3.500%, 03/20/2046	1,384,327	0.2
9,036,079		3.500%, 04/20/2046	9,250,938	1.0
7,635,186		3.500%, 08/20/2046	7,809,402	0.8
2,742,752		3.500%, 08/20/2046	2,803,449	0.3
1,163,024		3.500%, 09/20/2046	1,189,845	0.1
1,063,164		3.500%, 09/20/2046	1,085,906	0.1
9,401,861		3.500%, 09/20/2046	9,625,613	1.0
3,550,622		3.500%, 09/20/2046	3,635,545	0.4
2,649,813		3.500%, 09/20/2046	2,713,191	0.3
2,202,562		3.500%, 09/20/2046	2,251,305	0.2
1,704,376		3.500%, 09/20/2046	1,740,432	0.2
1,389,186		3.500%, 09/20/2046	1,419,928	0.2
1,330,431		3.500%, 09/20/2046	1,363,511	0.2
5,544,859		3.500%, 09/20/2046	5,666,946	0.6
2,481,657		3.500%, 09/20/2046	2,536,216	0.3
1,098,277		3.500%, 09/20/2046	1,122,583	0.1
1,077,971		3.500%, 10/20/2046	1,101,715	0.1
3,190,662		3.500%, 10/20/2046	3,266,552	0.4
1,004,757		3.500%, 10/20/2046	1,029,726	0.1
2,606,402		3.500%, 10/20/2046	2,663,829	0.3
2,953,806		3.500%, 10/20/2046	3,019,183	0.3
5,822,605		3.500%, 10/20/2046	5,951,392	0.6
6,397,311		3.500%, 10/20/2046	6,537,966	0.7
1,544,189		3.500%, 10/20/2046	1,578,363	0.2
689,242		3.500%, 10/20/2046	704,464	0.1
2,332,782		3.500%, 10/20/2046	2,385,249	0.3
1,426,867		3.500%, 10/20/2046	1,458,437	0.2
1,521,040		3.500%, 10/20/2046	1,557,414	0.2
3,384,558		3.500%, 11/20/2046	3,462,066	0.4
3,915,070		3.500%, 11/20/2046	4,005,554	0.4
4,467,096		3.500%, 11/20/2046	4,573,240	0.5
4,849,487		3.500%, 11/20/2046	4,962,559	0.5
2,145,268		3.500%, 11/20/2046	2,191,650	0.2
2,029,216		3.500%, 11/20/2046	2,079,860	0.2
1,041,947		3.500%, 11/20/2046	1,065,007	0.1
3,283,215		3.500%, 11/20/2046	3,356,917	0.4
11,323,028		3.500%, 03/20/2047	11,563,952	1.2
949,744		3.500%, 03/20/2047	972,459	0.1
817,810		3.500%, 04/20/2047	837,324	0.1
781,226		3.500%, 04/20/2047	798,826	0.1
1,400,925		3.500%, 04/20/2047	1,435,907	0.2
2,589,369		3.500%, 07/20/2047	2,649,914	0.3
2,631,670		3.500%, 11/20/2047	2,693,847	0.3
875,214		3.500%, 11/20/2047	895,783	0.1
1,169,898		3.500%, 11/20/2047	1,197,539	0.1
543,646		3.500%, 11/20/2047	555,646	0.1
1,865,357		3.500%, 12/20/2047	1,908,848	0.2
687,146		3.500%, 01/20/2048	703,380	0.1
487,795		3.500%, 01/20/2048	499,320	0.1
1,508,413		3.500%, 01/20/2048	1,544,054	0.2
905,219		3.500%, 01/20/2048	925,211	0.1
7,625,218		3.500%, 02/20/2048	7,760,458	0.8
84,859,000	(6)	3.500%, 04/01/2048	86,735,180	9.3
5,605,072		3.750%, 05/20/2042	5,760,569	0.6
5,019,963		3.750%, 05/20/2042	5,157,770	0.6
116,489		4.000%, 05/20/2033	121,504	0.0
30,261		4.000%, 08/15/2033	31,281	0.0
42,001		4.000%, 01/15/2034	43,417	0.0
63,336		4.000%, 03/15/2034	65,471	0.0
1,589,257		4.000%, 05/20/2034	1,648,750	0.2
1,085,651		4.000%, 07/20/2034	1,119,861	0.1
1,710,940		4.000%, 07/20/2034	1,764,879	0.2
144,883		4.000%, 08/20/2035	149,769	0.0
175,289		4.000%, 05/15/2040	181,198	0.0
2,375,001		4.000%, 09/20/2040	2,433,604	0.3
3,481,440		4.000%, 07/20/2041	3,585,974	0.4
12,266,918		4.000%, 08/20/2042	12,779,349	1.4
720,443		4.000%, 09/15/2042	748,599	0.1
2,519,478		4.000%, 10/20/2043	2,611,821	0.3
101,799,000	(6)	4.000%, 04/01/2044	105,151,208	11.2
3,528,544		4.000%, 12/20/2044	3,656,995	0.4
3,312,421		4.000%, 01/20/2045	3,431,653	0.4
1,037,436		4.000%, 06/20/2045	1,074,561	0.1
4,676,213		4.000%, 07/20/2045	4,854,390	0.5
5,787,949		4.000%, 09/20/2045	6,006,873	0.7
373,580		4.000%, 12/20/2045	386,595	0.1
1,004,279		4.000%, 01/20/2046	1,043,681	0.1
6,844,329		4.000%, 01/20/2046	7,116,821	0.8
252,187		4.000%, 02/20/2046	261,522	0.0
5,603,995		4.000%, 03/20/2046	5,806,758	0.6
3,128,399		4.000%, 04/20/2046	3,238,533	0.4
1,369,687		4.000%, 08/20/2046	1,417,353	0.2
13,781		4.500%, 07/20/2036	14,344	0.0
11,504		4.500%, 08/20/2036	11,971	0.0
1,239,461		4.500%, 10/15/2039	1,309,487	0.1
684,225		4.500%, 11/15/2039	721,469	0.1
897,191		4.500%, 11/15/2039	947,977	0.1
248,990		4.500%, 12/15/2039	263,076	0.0
650,077		4.500%, 01/15/2040	684,442	0.1
76,512		4.500%, 01/20/2040	78,408	0.0
2,520,216		4.500%, 02/15/2040	2,653,446	0.3
509,715		4.500%, 06/15/2040	535,221	0.1
96,779		4.500%, 07/20/2040	99,172	0.0
466,442		4.500%, 08/20/2040	477,784	0.1
1,564,097		4.500%, 09/20/2041	1,647,283	0.2
33,974,000	(6)	4.500%, 04/01/2044	35,285,682	3.8
879,152		4.750%, 06/15/2029	924,398	0.1
205,416		4.750%, 01/15/2030	215,817	0.0
376,915		4.750%, 09/15/2034	396,345	0.1
36,772		5.000%, 03/20/2024	39,996	0.0
1,157,165		5.000%, 04/20/2030	1,193,372	0.1
266,942		5.000%, 07/15/2033	278,929	0.0
75,589		5.000%, 03/15/2034	80,409	0.0
70,285		5.000%, 04/15/2034	73,405	0.0
73,617		5.000%, 01/15/2035	76,885	0.0
25,617		5.000%, 03/15/2035	27,523	0.0
175,526		5.000%, 03/15/2035	183,317	0.0
54,336		5.000%, 04/15/2035	56,748	0.0
346,573		5.000%, 04/15/2035	371,601	0.0
79,600		5.000%, 04/15/2035	85,522	0.0
35,503		5.000%, 05/15/2035	38,000	0.0
99,542		5.000%, 05/20/2035	106,545	0.0
504,434		5.000%, 11/20/2035	539,809	0.1
246,335		5.000%, 04/20/2036	263,534	0.0
151,866		5.000%, 02/15/2038	158,625	0.0
45,914		5.000%, 06/20/2038	46,608	0.0
42,015		5.000%, 08/20/2038	43,226	0.0
186,000		5.000%, 10/20/2038	191,240	0.0
64,929		5.000%, 11/20/2038	66,750	0.0
214,294		5.000%, 01/20/2039	220,155	0.0
177,409		5.000%, 02/15/2039	185,284	0.0
233,939		5.000%, 03/15/2039	244,353	0.0
271,674		5.000%, 11/15/2039	283,871	0.0
812,435		5.000%, 11/15/2039	866,883	0.1
1,177,790		5.000%, 11/15/2039	1,264,926	0.1
199,229		5.000%, 04/15/2040	210,729	0.0
956,347		5.000%, 09/15/2040	1,005,139	0.1
1,162,402		5.000%, 07/20/2041	1,243,900	0.1

See Accompanying Notes to Financial Statements

7

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

37,100	5.250%, 01/15/2024	39,377	0.0
54,613	5.250%, 06/15/2028	58,171	0.0
88,323	5.250%, 06/15/2029	94,072	0.0
1,240,448	5.250%, 01/20/2036	1,340,882	0.2
124,810	5.290%, 07/20/2037	131,392	0.0
143,166	5.290%, 08/20/2037	151,451	0.0
332,114	5.290%, 08/20/2037	349,611	0.0
403,216	5.290%, 09/20/2037	424,463	0.1
108,078	5.290%, 09/20/2037	113,778	0.0
125,391	5.290%, 01/20/2038	131,998	0.0
11,275	5.350%, 01/15/2029	11,974	0.0
27,452	5.350%, 01/20/2029	28,905	0.0
9,071	5.350%, 02/20/2029	9,537	0.0
107,830	5.350%, 04/20/2029	113,643	0.0
38,357	5.350%, 06/20/2029	40,426	0.0
47,729	5.350%, 10/20/2029	50,304	0.0
130,500	5.390%, 05/15/2038	139,034	0.0
242,378	5.390%, 08/20/2038	262,848	0.0
168,061	5.390%, 09/15/2038	179,050	0.0
99,595	5.390%, 02/15/2040	108,261	0.0
80,642	5.500%, 08/15/2024	82,809	0.0
74,204	5.500%, 08/20/2024	78,436	0.0
1,554	5.500%, 04/20/2029	1,643	0.0
365,929	5.500%, 09/15/2029	390,620	0.1
183,981	5.500%, 10/15/2029	196,408	0.0
50,792	5.500%, 12/20/2032	55,724	0.0
175,112	5.500%, 08/20/2033	192,021	0.0
71,633	5.500%, 11/20/2033	72,292	0.0
49,357	5.500%, 12/20/2033	54,153	0.0
71,641	5.500%, 03/20/2034	72,307	0.0
208,674	5.500%, 04/20/2034	216,045	0.0
294,066	5.500%, 04/20/2034	322,539	0.0
93,005	5.500%, 06/20/2034	94,247	0.0
189,993	5.500%, 06/20/2034	200,963	0.0
101,523	5.500%, 07/20/2034	107,378	0.0
116,022	5.500%, 01/20/2035	118,756	0.0
288,064	5.500%, 05/15/2035	308,631	0.0
58,605	5.500%, 05/20/2035	61,982	0.0
74,311	5.500%, 06/20/2035	78,590	0.0
517,706	5.500%, 07/15/2035	563,157	0.1
332,089	5.500%, 08/15/2035	357,205	0.0
231,210	5.500%, 09/20/2035	244,565	0.0
164,964	5.500%, 04/15/2036	176,730	0.0
64,662	5.500%, 06/20/2036	70,363	0.0
13,613	5.500%, 06/20/2038	14,117	0.0
30,920	5.500%, 08/20/2038	32,066	0.0
39,935	5.500%, 09/20/2038	41,390	0.0
4,379	5.500%, 10/20/2038	4,530	0.0
53,873	5.500%, 11/20/2038	55,890	0.0
7,554	5.500%, 12/20/2038	7,819	0.0
93,584	5.500%, 01/15/2039	100,264	0.0
6,303	5.500%, 01/20/2039	6,500	0.0
87,642	5.500%, 03/20/2039	90,533	0.0
31,154	5.500%, 06/15/2039	33,372	0.0
17,882	5.500%, 06/20/2039	18,486	0.0
49,250	5.500%, 10/20/2039	53,376	0.0
271,365	5.500%, 09/15/2040	290,738	0.0
74,184	5.740%, 08/20/2037	78,745	0.0
136,013	5.740%, 08/20/2037	144,372	0.0
362,006	5.740%, 09/20/2037	384,140	0.0
88,633	5.740%, 09/20/2037	94,082	0.0
269,844	5.740%, 09/20/2037	286,434	0.0
427,655	5.740%, 10/20/2037	455,853	0.1
101,273	5.740%, 04/20/2038	107,494	0.0
108,583	5.750%, 11/15/2024	111,766	0.0
854,053	5.750%, 07/15/2029	905,373	0.1
672,787	5.750%, 08/15/2029	712,239	0.1
114,916	5.750%, 11/15/2029	121,715	0.0
748,534	5.750%, 11/15/2029	793,373	0.1
15,327	5.900%, 03/20/2028	16,294	0.0
39,357	5.900%, 05/20/2028	41,863	0.0
42,682	5.900%, 09/20/2028	45,393	0.0
1,402,787	5.970%, 11/15/2031	1,400,730	0.2
36,943	6.000%, 01/20/2024	37,841	0.0
96,290	6.000%, 10/15/2025	104,091	0.0
227,022	6.000%, 04/15/2026	238,932	0.0
45,852	6.000%, 10/20/2027	48,842	0.0
161,366	6.000%, 05/15/2029	171,395	0.0
182,254	6.000%, 07/15/2029	196,554	0.0
90,589	6.000%, 10/20/2034	102,411	0.0
210,430	6.000%, 03/15/2037	232,879	0.0
1,053	6.000%, 09/20/2037	1,053	0.0
14,960	6.000%, 05/20/2038	15,776	0.0
123,798	6.000%, 08/20/2038	127,768	0.0
23,290	6.000%, 09/20/2038	24,027	0.0
67,022	6.000%, 10/20/2038	73,160	0.0
139,591	6.000%, 11/15/2038	150,542	0.0
81,273	6.000%, 12/15/2038	87,649	0.0
167,580	6.000%, 12/15/2038	180,727	0.0
391,404	6.000%, 08/15/2039	425,230	0.1
458,619	6.000%, 08/15/2039	496,833	0.1
61,419	6.490%, 01/15/2028	67,339	0.0
33,236	6.500%, 07/20/2029	37,447	0.0
52,365	6.500%, 07/20/2032	53,197	0.0
215,390	6.500%, 02/15/2034	231,340	0.0
438	6.500%, 09/20/2034	448	0.0
11,153	7.500%, 08/20/2027	12,699	0.0
		551,409,486	58.9

	Total U.S. Government Agency Obligations (Cost $673,074,507)	675,076,073	72.1

	Total Long-Term Investments (Cost $1,183,828,358)	1,187,695,542	126.8

SHORT-TERM INVESTMENTS: 0.3%
	U.S. Treasury Bills: 0.3%
2,209,000	United States Treasury Bill, 1.200%, 04/02/2019
	(Cost $2,208,877)	2,208,854	0.3

	Total Short-Term Investments (Cost $2,208,877)	2,208,854	0.3

	Total Investments in Securities (Cost $1,186,037,235)	$1,189,904,396	127.1
	Liabilities in Excess of Other Assets	(253,383,274)	(27.1)
	Net Assets	$936,521,122	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(3)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

See Accompanying Notes to Financial Statements

8

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.2%
		Basic Materials: 5.4%
1,510,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	1,517,550	0.4
1,825,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,843,250	0.5
875,000		Chemours Co/The, 5.375%, 05/15/2027	873,626	0.2
1,730,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	1,660,800	0.4
920,000	(1)	Constellium NV, 5.750%, 05/15/2024	924,600	0.2
250,000	(1)	Constellium NV, 5.875%, 02/15/2026	246,094	0.1
750,000	(1),(2)	Constellium NV, 6.625%, 03/01/2025	766,875	0.2
1,465,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,384,425	0.4
1,185,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,118,344	0.3
775,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	761,437	0.2
720,000		Hexion, Inc., 6.625%, 04/15/2020	603,000	0.2
865,000	(1)	Hexion, Inc., 10.375%, 02/01/2022	728,762	0.2
1,295,000		Momentive Performance Materials, Inc., 3.880%, 10/24/2021	1,400,219	0.4
1,520,000	(1)	OCI NV, 6.625%, 04/15/2023	1,583,840	0.4
1,295,000		Olin Corp., 5.125%, 09/15/2027	1,316,044	0.3
1,220,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,149,850	0.3
1,680,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,701,000	0.4
1,270,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	1,216,851	0.3
			20,796,567	5.4

		Communications: 19.7%
2,400,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	2,427,000	0.6
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	202,500	0.0
1,300,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,144,000	0.3
1,645,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	1,649,112	0.4
1,850,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,840,750	0.5
1,345,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,400,481	0.4
1,600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,652,000	0.4
865,000		Cablevision Systems Corp., 5.875%, 09/15/2022	906,087	0.2
1,125,000	(1),(2)	CBS Radio, Inc., 7.250%, 11/01/2024	1,125,000	0.3
1,610,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,624,087	0.4
515,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	510,494	0.1
840,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	869,400	0.2
2,060,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,163,000	0.6
1,105,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,157,609	0.3
1,005,000		CenturyLink, Inc., 5.625%, 04/01/2020	1,028,055	0.3
625,000	(2)	CenturyLink, Inc., 5.625%, 04/01/2025	606,250	0.2
625,000		CenturyLink, Inc., 5.800%, 03/15/2022	641,406	0.2
1,430,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,519,375	0.4
600,000	(1)	CommScope Finance LLC, 8.250%, 03/01/2027	624,000	0.2
2,130,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,078,773	0.5
2,485,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,528,487	0.7
1,845,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,900,903	0.5
600,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	645,930	0.2
530,000		DISH DBS Corp., 5.000%, 03/15/2023	478,987	0.1
960,000		DISH DBS Corp., 5.875%, 07/15/2022	932,688	0.2
3,215,000		DISH DBS Corp., 5.875%, 11/15/2024	2,712,656	0.7
1,005,000		Embarq Corp., 7.995%, 06/01/2036	983,644	0.3
1,810,000		Frontier Communications Corp., 6.875%, 01/15/2025	984,187	0.3
1,000,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	1,035,000	0.3
1,405,000		Frontier Communications Corp., 11.000%, 09/15/2025	932,808	0.2

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,495,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	1,502,475	0.4
755,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	804,075	0.2
1,225,000		Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,203,562	0.3
1,110,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	988,233	0.3
1,110,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,085,025	0.3
1,550,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,085,000	0.3
955,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	966,938	0.2
960,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	960,000	0.2
960,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	980,256	0.3
2,040,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	2,159,850	0.6
1,735,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,765,363	0.5
350,000		Nexstar Broadcasting, Inc., 5.875%, 11/15/2022	360,063	0.1
1,590,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	1,597,950	0.4
1,045,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	950,950	0.2
580,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	558,250	0.1
770,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	785,400	0.2
1,730,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,737,526	0.4
1,245,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,294,800	0.3
720,000		Sprint Communications, Inc., 6.000%, 11/15/2022	727,416	0.2
3,720,000		Sprint Corp., 7.125%, 06/15/2024	3,785,100	1.0
2,085,000		Sprint Corp., 7.250%, 09/15/2021	2,194,463	0.6
1,850,000		Sprint Corp., 7.625%, 03/01/2026	1,882,375	0.5
750,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	697,500	0.2
900,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	873,000	0.2
1,415,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,528,200	0.4
585,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	586,874	0.1
150,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	154,125	0.0
1,875,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	1,945,313	0.5
1,195,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	1,197,988	0.3
335,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	341,737	0.1
1,200,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,221,000	0.3
			76,225,476	19.7

		Consumer, Cyclical: 15.9%
2,355,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,332,157	0.6
1,020,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,034,025	0.3
1,690,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,529,450	0.4
1,535,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	1,586,346	0.4
820,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	750,300	0.2
750,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 9.875%, 04/01/2027	768,750	0.2
1,535,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,485,112	0.4
1,565,000		Caleres, Inc., 6.250%, 08/15/2023	1,631,512	0.4
1,005,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,056,556	0.3
1,215,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,249,931	0.3
1,345,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,380,226	0.4
1,595,000		Century Communities, Inc., 5.875%, 07/15/2025	1,523,225	0.4
1,845,000		Dana, Inc., 5.500%, 12/15/2024	1,845,000	0.5
1,895,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,013,437	0.5
1,880,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,894,100	0.5
1,705,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,707,131	0.4
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	939,375	0.2
865,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	903,925	0.2

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,995,000		L Brands, Inc., 6.750%, 07/01/2036	1,685,775	0.4
1,205,000		Lennar Corp., 5.250%, 06/01/2026	1,244,162	0.3
540,000		Lennar Corp., 5.375%, 10/01/2022	564,975	0.1
580,000		Lennar Corp., 8.375%, 01/15/2021	629,300	0.2
1,800,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,827,000	0.5
955,000		M/I Homes, Inc., 5.625%, 08/01/2025	919,188	0.2
775,000		M/I Homes, Inc., 6.750%, 01/15/2021	788,563	0.2
1,620,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	1,603,800	0.4
820,000		Meritage Homes Corp., 5.125%, 06/06/2027	797,204	0.2
1,036,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,112,405	0.3
1,655,000		MGM Resorts International, 5.750%, 06/15/2025	1,723,269	0.4
1,125,000		MGM Resorts International, 6.000%, 03/15/2023	1,189,687	0.3
960,000		MGM Resorts International, 7.750%, 03/15/2022	1,063,200	0.3
1,680,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,715,700	0.4
345,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	352,763	0.1
520,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 8.500%, 05/15/2027	522,600	0.1
1,175,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,145,625	0.3
2,790,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	2,092,500	0.5
1,000,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	982,500	0.3
870,000		Scientific Games International, Inc., 6.625%, 05/15/2021	883,050	0.2
565,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	577,713	0.2
1,105,000		Scientific Games International, Inc., 10.000%, 12/01/2022	1,167,156	0.3
1,730,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,879,645	0.5
1,485,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,472,081	0.4
1,150,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	1,135,625	0.3
1,440,000		Taylor Morrison Communities, Inc., 6.625%, 05/15/2022	1,494,000	0.4
885,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	888,867	0.2
1,510,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,472,250	0.4
350,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	363,125	0.1
700,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	714,875	0.2
565,000	(1)	WMG Acquisition Corp., 5.625%, 04/15/2022	572,769	0.2
1,510,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,472,250	0.4
			61,684,180	15.9

		Consumer, Non-cyclical: 16.7%
435,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	438,262	0.1
960,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	970,800	0.3
1,865,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625%, 06/15/2024	1,892,975	0.5
665,000	(1)	Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 7.500%, 03/15/2026	687,444	0.2
1,610,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	1,251,775	0.3
3,125,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,320,313	0.9
1,610,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	1,623,814	0.4
335,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	343,375	0.1
780,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	774,150	0.2
1,090,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	1,155,945	0.3
1,120,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,100,400	0.3
515,000		Centene Corp., 4.750%, 01/15/2025	526,587	0.1
935,000		Centene Corp., 5.625%, 02/15/2021	950,194	0.2
1,180,000		Centene Corp., 6.125%, 02/15/2024	1,237,879	0.3
1,050,000		Central Garden & Pet Co., 5.125%, 02/01/2028	966,000	0.3

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,430,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,347,775	0.4
1,200,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,215,000	0.3
1,450,000		DaVita, Inc., 5.125%, 07/15/2024	1,435,500	0.4
890,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	900,012	0.2
450,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	443,812	0.1
1,465,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	1,402,737	0.4
1,535,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,615,587	0.4
2,300,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,422,705	0.6
3,185,000		HCA, Inc., 5.375%, 02/01/2025	3,384,062	0.9
1,345,000		HCA, Inc., 7.500%, 02/15/2022	1,486,629	0.4
555,000	(1)	Hertz Corp./The, 7.625%, 06/01/2022	569,430	0.1
1,090,000	(1)	Hertz Corp., 5.500%, 10/15/2024	919,688	0.2
720,000		Hertz Corp., 7.375%, 01/15/2021	720,000	0.2
1,875,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,940,625	0.5
1,475,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,506,344	0.4
885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	912,656	0.2
885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	919,294	0.2
1,340,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,396,092	0.4
1,620,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	1,620,000	0.4
625,000		New Albertsons L.P., 7.450%, 08/01/2029	556,250	0.1
1,230,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,249,988	0.3
770,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	781,550	0.2
795,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	802,950	0.2
600,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	594,150	0.2
1,825,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,818,156	0.5
865,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	927,713	0.2
1,000,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	882,500	0.2
1,345,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	1,361,813	0.4
1,295,000		Teleflex, Inc., 5.250%, 06/15/2024	1,331,428	0.3
700,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	705,285	0.2
1,675,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	1,731,531	0.5
550,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	593,780	0.2
1,350,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	1,355,946	0.4
530,000		United Rentals North America, Inc., 4.625%, 10/15/2025	524,700	0.1
720,000		United Rentals North America, Inc., 4.875%, 01/15/2028	702,144	0.2
770,000		United Rentals North America, Inc., 5.500%, 07/15/2025	789,250	0.2
335,000		United Rentals North America, Inc., 5.500%, 05/15/2027	339,188	0.1
1,245,000		United Rentals North America, Inc., 6.500%, 12/15/2026	1,313,475	0.3
1,705,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	1,855,125	0.5
905,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	884,638	0.2
			64,499,421	16.7

		Energy: 14.2%
1,465,000		Antero Resources Corp., 5.125%, 12/01/2022	1,478,258	0.4
650,000	(2)	Antero Resources Corp., 5.000%, 03/01/2025	642,687	0.2
755,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	771,761	0.2
1,440,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	1,123,200	0.3
2,735,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	2,154,633	0.6
1,570,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	1,650,462	0.4
865,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	942,850	0.2
1,970,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,019,250	0.5
1,205,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,123,301	0.3

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,295,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,333,850	0.3
650,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	669,500	0.2
1,530,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,522,350	0.4
1,150,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	733,125	0.2
1,110,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	1,138,915	0.3
480,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	502,200	0.1
1,460,000		Montage Resources Corp., 8.875%, 07/15/2023	1,397,950	0.4
810,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	836,325	0.2
805,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	849,275	0.2
1,075,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	1,038,719	0.3
1,075,000		EnLink Midstream Partners L.P., 4.850%, 07/15/2026	1,070,969	0.3
1,150,000		Ensco Rowan plc, 5.200%, 03/15/2025	897,345	0.2
720,000		Ensco Rowan plc, 5.750%, 10/01/2044	466,200	0.1
1,410,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	1,475,212	0.4
1,470,000		Gulfport Energy Corp., 6.000%, 10/15/2024	1,341,581	0.3
385,000		Gulfport Energy Corp., 6.375%, 01/15/2026	342,650	0.1
1,390,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,421,275	0.4
1,245,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,108,050	0.3
230,000		Jagged Peak Energy LLC, 5.875%, 05/01/2026	229,207	0.1
1,790,000	(1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	957,650	0.2
1,625,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	1,584,375	0.4
1,430,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,451,450	0.4
1,245,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,154,738	0.3
1,160,000		Murphy Oil Corp., 4.450%, 12/01/2022	1,175,223	0.3
925,000		Murphy Oil Corp., 5.750%, 08/15/2025	956,041	0.2
215,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	223,600	0.1
1,680,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	1,728,300	0.4
1,470,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	786,450	0.2
210,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	213,675	0.1
960,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	973,200	0.2
770,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	717,063	0.2
1,270,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,298,575	0.3
900,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	729,000	0.2
810,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	824,904	0.2
80,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	79,400	0.0
80,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	79,600	0.0
1,535,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,544,594	0.4
355,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	383,844	0.1
1,060,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,156,725	0.3
2,040,000		Transocean, Inc., 6.800%, 03/15/2038	1,611,600	0.4
1,585,000		Unit Corp., 6.625%, 05/15/2021	1,529,525	0.4
1,545,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,506,375	0.4
2,078,000		WPX Energy, Inc., 6.000%, 01/15/2022	2,166,315	0.6
			55,113,322	14.2

See Accompanying Notes to Financial Statements

14

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

		Financial: 6.1%
2,125,000		Ally Financial, Inc., 5.750%, 11/20/2025	2,271,327	0.6
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,593,750	0.4
1,060,000		CIT Group, Inc., 5.000%, 08/15/2022	1,106,375	0.3
205,000		CIT Group, Inc., 5.250%, 03/07/2025	218,643	0.1
415,000		CIT Group, Inc., 6.125%, 03/09/2028	462,725	0.1
1,525,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,519,281	0.4
1,465,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	1,454,012	0.4
1,570,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,624,950	0.4
1,600,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,678,000	0.4
770,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	785,400	0.2
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/2026	206,750	0.0
215,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	221,450	0.1
960,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/2024	1,005,600	0.3
1,585,000		Navient Corp., 7.250%, 09/25/2023	1,680,100	0.4
1,300,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,222,000	0.3
1,910,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,926,713	0.5
410,000		Springleaf Finance Corp., 6.125%, 05/15/2022	426,400	0.1
1,025,000		Springleaf Finance Corp., 6.125%, 03/15/2024	1,050,605	0.3
1,625,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,657,492	0.4
1,630,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,650,375	0.4
			23,761,948	6.1

		Industrial: 10.7%
1,655,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	1,696,375	0.4
1,610,000		AECOM, 5.875%, 10/15/2024	1,702,575	0.4
1,775,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	1,777,219	0.5
327,433	(1),(2),(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	311,880	0.1
625,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	660,750	0.2
1,400,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,454,250	0.4
700,000	(1)	Avolon Holdings Funding Ltd., 5.250%, 05/15/2024	722,750	0.2
1,535,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,513,894	0.4
1,920,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	2,128,800	0.5
1,945,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	1,882,993	0.5
1,505,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,403,412	0.4
1,585,000	(1)	Itron, Inc., 5.000%, 01/15/2026	1,563,206	0.4
1,475,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,460,250	0.4
1,295,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,272,337	0.3
1,055,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	1,082,694	0.3
625,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	640,625	0.2
200,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	207,000	0.1
1,825,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	1,884,312	0.5
1,250,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,246,875	0.3
535,000	(1)	Novelis Corp., 6.250%, 08/15/2024	548,375	0.1
460,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	483,529	0.1
1,270,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,336,675	0.3
700,000	(1)	Park Aerospace Holdings Ltd., 5.250%, 08/15/2022	719,180	0.2
1,200,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,251,000	0.3
1,450,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,500,750	0.4

See Accompanying Notes to Financial Statements

15

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

985,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,002,238	0.3
135,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	139,320	0.0
795,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	838,884	0.2
2,065,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,172,566	0.6
1,265,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,309,275	0.3
580,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	561,150	0.1
900,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	909,000	0.2
1,175,000		TransDigm, Inc., 6.375%, 06/15/2026	1,167,480	0.3
1,350,000		TransDigm, Inc., 6.500%, 05/15/2025	1,375,448	0.4
1,440,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,534,500	0.4
			41,461,567	10.7

		Technology: 4.3%
1,575,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,571,062	0.4
450,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	462,938	0.1
1,350,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,425,937	0.4
1,680,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,668,576	0.4
520,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	529,960	0.1
520,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	551,410	0.2
1,195,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,206,950	0.3
1,660,000	(1)	First Data Corp., 5.750%, 01/15/2024	1,713,120	0.4
810,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	842,238	0.2
380,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	400,900	0.1
975,000		NCR Corp., 5.000%, 07/15/2022	977,438	0.3
1,000,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,030,000	0.3
460,000	(1)	Open Text Corp., 5.875%, 06/01/2026	481,850	0.1
425,000		Qorvo, Inc., 7.000%, 12/01/2025	459,000	0.1
1,370,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,407,675	0.4
855,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	865,153	0.2
1,330,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,197,000	0.3
			16,791,207	4.3

		Utilities: 2.2%
1,465,000		Calpine Corp., 5.750%, 01/15/2025	1,461,337	0.4
1,520,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,546,600	0.4
1,300,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,238,250	0.3
495,000		NRG Energy, Inc., 5.750%, 01/15/2028	526,556	0.1
1,630,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,760,400	0.5
825,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	860,063	0.2
1,050,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,094,625	0.3
			8,487,831	2.2

	Total Corporate Bonds/Notes (Cost $367,788,869)		368,821,519	95.2

BANK LOANS: 0.5%
		Containers & Glass Products: 0.2%
925,000		Reynolds Group Holdings Inc. USD 2017 Term Loan, 5.249%, (US0001M + 2.750%), 02/05/2023	915,337	0 .2

		Health Care: 0.3%
948,125		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.481%, (US0001M + 3.000%), 06/02/2025	942,372	0 .3

	Total Bank Loans (Cost $1,861,447)		1,857,709	0 .5

See Accompanying Notes to Financial Statements

16

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Consumer Staples: 0.2%
27,789	(5),(6)	Southeastern Grocers, Inc.	1,000,404	0.2

	Total Common Stock (Cost $848,084)		1,000,404	0.2

OTHER: –%
		Basic Materials: –%
2,000,000	(5),(7),(8)	Momentive Performance Materials, Inc. (Escrow)	–	–

	Total Other (Cost $–)		–	–

	Total Long-Term Investments (Cost $370,498,400)		371,679,632	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
	Commercial Paper: 3.1%
3,000,000	CVS Health Corp., 7.850%, 04/01/2019	2,999,355	0.8
6,000,000	Kroger Co., 7.770%, 04/01/2019	5,998,723	1.5
2,000,000	Sysco Corp., 7.700%, 04/01/2019	1,999,578	0.5
1,000,000	Waste Management, Inc., 3.150%, 04/12/2019	998,967	0.3
		11,996,623	3.1

	Securities Lending Collateral(9): 3.5%
3,204,773	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,268,868, due 04/15/19-10/20/68)	3,204,773	0.8
3,204,773	Citibank N.A., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.960%-4.500%, Market Value plus accrued interest $3,273,920, due 01/01/28-07/01/48)	3,204,773	0.8
3,204,773	Jefferies LLC, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $3,205,476, collateralized by various U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $3,268,893, due 04/03/19-07/15/36)	3,204,773	0.9
673,759	Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.57%, due 04/01/19 (Repurchase Amount $673,901, collateralized by various U.S. Government Securities, 0.875%-2.875%, Market Value plus accrued interest $687,235, due 12/31/20-05/15/43)	673,759	0.2
3,204,773	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $3,205,471, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $3,268,868, due 04/11/19-09/09/49)	3,204,773	0.8
		13,492,851	3.5

See Accompanying Notes to Financial Statements

17

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,506,000	(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%	0	0
		(Cost $1,506,000)	1,506,000	0.4

	Total Short-Term Investments (Cost $26,998,041)		26,995,473	7.0

	Total Investments in Securities (Cost $397,496,441)		$398,675,106	102.9
	Liabilities in Excess of Other Assets		(11,370,888)	(2.9)
	Net Assets		$387,304,218	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Non-income producing security.
(7)	Defaulted security
(8)	Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2019, the Fund held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(9)	Represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:

US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.6%
		Basic Materials: 1.2%
3,782,000	(1)	Air Liquide Finance SA, 2.250%, 09/27/2023	3,668,926	0.1
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,860,762	0.0
5,510,000		ArcelorMittal, 5.500%, 03/01/2021	5,759,218	0.1
1,945,000		ArcelorMittal, 7.000%, 10/15/2039	2,221,037	0.0
1,795,000		BHP Billiton Finance USA Ltd., 2.875%, 02/24/2022	1,814,050	0.0
5,485,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	5,915,540	0.1
200,000		Corp Nacional del Cobre de Chile, 3.625%, 08/01/2027	200,804	0.0
3,203,000		Dow Chemical Co/The, 4.625%, 10/01/2044	3,151,771	0.0
3,199,000	(1)	Dow Chemical Co/The, 4.800%, 11/30/2028	3,445,713	0.1
3,745,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	4,217,381	0.1
7,000,000		DowDuPont, Inc., 5.419%, 11/15/2048	7,959,430	0.1
113,000		Eastman Chemical Co., 2.700%, 01/15/2020	112,940	0.0
1,897,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	1,893,875	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,970,123	0.0
9,635,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	10,020,521	0.2
1,242,000		Goldcorp, Inc., 3.700%, 03/15/2023	1,263,325	0.0
4,170,000		Huntsman International LLC, 4.500%, 05/01/2029	4,159,441	0.1
1,996,000		International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	2,008,973	0.0
7,120,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,305,425	0.1
3,440,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	3,242,200	0.1
4,005,000		Teck Resources Ltd., 6.125%, 10/01/2035	4,271,612	0.1
2,360,000		Teck Resources Ltd., 6.000%, 08/15/2040	2,459,150	0.0
			79,922,217	1.2

		Communications: 2.8%
2,455,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,519,220	0.0
4,173,000		Amazon.com, Inc., 4.050%, 08/22/2047	4,420,101	0.1
592,000		AT&T, Inc., 4.125%, 02/17/2026	605,836	0.0
5,376,000		AT&T, Inc., 4.300%, 02/15/2030	5,450,205	0.1
2,657,000		AT&T, Inc., 4.550%, 03/09/2049	2,518,118	0.0
1,622,000		AT&T, Inc., 5.150%, 03/15/2042	1,664,907	0.0

3,275,000		AT&T, Inc., 5.150%, 11/15/2046	3,372,379	0.1
8,046,000		AT&T, Inc., 5.150%, 02/15/2050	8,251,811	0.1
7,619,000		AT&T, Inc., 5.650%, 02/15/2047	8,350,942	0.1
2,460,000		Baidu, Inc., 4.375%, 05/14/2024	2,555,364	0.0
145,000		CBS Corp., 3.700%, 06/01/2028	141,415	0.0
1,813,000		CBS Corp., 4.600%, 01/15/2045	1,735,128	0.0
2,090,000		CBS Corp., 5.500%, 05/15/2033	2,285,144	0.0
10,150,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	10,226,634	0.2
6,225,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	6,445,248	0.1
5,882,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	6,207,950	0.1
3,975,000		Comcast Corp., 3.300%, 10/01/2020	4,014,386	0.1
3,650,000		Comcast Corp., 3.450%, 10/01/2021	3,724,366	0.1
3,288,000		Comcast Corp., 3.900%, 03/01/2038	3,240,845	0.1
6,080,000		Comcast Corp., 4.000%, 03/01/2048	5,980,482	0.1
5,120,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	4,552,602	0.1
6,805,000		CSC Holdings LLC, 5.250%, 06/01/2024	6,924,087	0.1
5,480,000		Discovery Communications LLC, 2.950%, 03/20/2023	5,433,735	0.1
4,750,000		Discovery Communications LLC, 5.200%, 09/20/2047	4,632,602	0.1
4,530,000		DISH DBS Corp., 5.875%, 11/15/2024	3,822,188	0.1
6,825,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	7,268,625	0.1
1,980,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	1,998,033	0.0
2,770,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	2,819,970	0.0
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,509,127	0.1
5,920,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	6,070,231	0.1
4,130,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,975,125	0.1
3,000,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	3,033,750	0.0

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

7,285,000		Sprint Nextel Corp., 6.875%, 11/15/2028	7,020,919	0.1
2,490,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	2,589,600	0.0
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,408,331	0.1
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/2041	2,330,352	0.0
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/2040	2,948,756	0.0
4,610,000		Verizon Communications, Inc., 3.850%, 11/01/2042	4,366,599	0.1
1,999,000	(1)	Verizon Communications, Inc., 4.016%, 12/03/2029	2,070,250	0.0
6,432,000		Verizon Communications, Inc., 4.812%, 03/15/2039	6,927,459	0.1
2,719,000		Verizon Communications, Inc., 4.862%, 08/21/2046	2,910,293	0.0
3,668,000		Viacom, Inc., 4.375%, 03/15/2043	3,298,073	0.1
1,950,000		Viacom, Inc., 5.850%, 09/01/2043	2,124,287	0.0
2,075,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	2,097,264	0.0
5,230,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	6,095,541	0.1
			191,938,280	2.8

		Consumer, Cyclical: 2.6%
7,340,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	7,268,802	0.1
7,655,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	6,927,775	0.1
1,486,213		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	1,499,812	0.0
1,784,984		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	1,845,065	0.0
6,134,590		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	6,012,512	0.1
1,336,500		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	1,347,624	0.0
2,773,849		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	2,715,518	0.0
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,261,546	0.1
5,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	5,437,403	0.1
7,195,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	6,961,163	0.1
1,002,783		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,026,098	0.0

570,316		Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	581,009	0.0
4,225,122		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	4,305,611	0.1
6,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	6,581,597	0.1
2,465,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,526,625	0.0
2,791,463		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	2,974,583	0.0
1,508,140		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,544,339	0.0
10,010,000		Delta Air Lines, Inc., 3.800%, 04/19/2023	10,128,783	0.2
4,690,000		Delta Air Lines, Inc., 4.375%, 04/19/2028	4,603,765	0.1
3,970,000		DR Horton, Inc., 4.750%, 02/15/2023	4,129,670	0.1
756,000		Ford Motor Co., 5.291%, 12/08/2046	635,283	0.0
1,642,000		Ford Motor Credit Co. LLC, 3.664%, 09/08/2024	1,515,022	0.0
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	3,020,576	0.1
2,200,000		General Motors Co., 5.400%, 04/01/2048	2,021,906	0.0
2,674,000		General Motors Financial Co., Inc., 2.650%, 04/13/2020	2,663,798	0.0
1,645,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,629,849	0.0
3,665,000		General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,703,103	0.1
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,686,338	0.0
4,000,000		Home Depot, Inc./The, 4.500%, 12/06/2048	4,448,142	0.1
3,926,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	3,488,479	0.1
2,515,000		MGM Resorts International, 4.625%, 09/01/2026	2,458,413	0.0
5,030,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,899,501	0.1
3,795,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	3,817,213	0.1
851,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	849,134	0.0
7,010,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	6,949,013	0.1

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,330,000		Southwest Airlines Co., 3.450%, 11/16/2027	2,327,758	0.0
1,867,441		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,845,551	0.0
5,660,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	5,701,269	0.1
2,781,651		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	2,863,197	0.0
2,486,291		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,438,132	0.0
1,005,787		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	994,517	0.0
6,665,958		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	6,408,318	0.1
1,344,097		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,308,747	0.0
1,906,228		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	1,884,256	0.0
3,666,732		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	3,855,666	0.1
6,778,136		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	7,002,054	0.1
4,730,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,697,977	0.1
4,570,000		Walmart, Inc., 2.350%, 12/15/2022	4,547,664	0.1
3,231,000		Walmart, Inc., 3.400%, 06/26/2023	3,334,228	0.1
			175,674,404	2.6

		Consumer, Non-cyclical: 4.6%
2,180,000		Abbott Laboratories, 2.900%, 11/30/2021	2,190,520	0.0
1,020,000		Abbott Laboratories, 3.750%, 11/30/2026	1,060,738	0.0
2,189,000		Abbott Laboratories, 4.750%, 11/30/2036	2,467,011	0.0
1,560,000		Abbott Laboratories, 4.900%, 11/30/2046	1,806,151	0.0
3,210,000		AbbVie, Inc., 2.900%, 11/06/2022	3,204,820	0.1
16,000		AbbVie, Inc., 3.200%, 05/14/2026	15,584	0.0
1,599,000		AbbVie, Inc., 3.375%, 11/14/2021	1,617,708	0.0
5,589,000		AbbVie, Inc., 4.450%, 05/14/2046	5,209,020	0.1
1,849,000		Aetna, Inc., 2.800%, 06/15/2023	1,817,648	0.0
1,764,000		Aetna, Inc., 4.500%, 05/15/2042	1,675,089	0.0

2,895,000		Altria Group, Inc., 4.800%, 02/14/2029	2,990,062	0.0
1,940,000		Altria Group, Inc., 5.800%, 02/14/2039	2,058,229	0.0
1,940,000		Altria Group, Inc., 5.950%, 02/14/2049	2,084,739	0.0
7,850,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	7,688,584	0.1
3,470,000		Amgen, Inc., 2.125%, 05/01/2020	3,457,715	0.1
4,589,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	4,597,570	0.1
7,940,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	7,991,353	0.1
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	1,850,473	0.0
2,170,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	2,354,342	0.0
4,159,000		Anthem, Inc., 5.100%, 01/15/2044	4,556,744	0.1
6,220,000		AstraZeneca PLC, 2.375%, 11/16/2020	6,186,708	0.1
3,580,000		BAT Capital Corp., 3.222%, 08/15/2024	3,504,530	0.1
5,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	5,251,298	0.1
4,220,000		Becton Dickinson and Co., 2.894%, 06/06/2022	4,199,714	0.1
3,032,000		Becton Dickinson and Co., 3.700%, 06/06/2027	3,026,360	0.0
3,870,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	3,923,306	0.1
1,473,000		Campbell Soup Co., 3.650%, 03/15/2023	1,495,129	0.0
3,470,000		Cardinal Health, Inc., 2.616%, 06/15/2022	3,427,548	0.1
5,325,000		Celgene Corp., 3.875%, 08/15/2025	5,471,330	0.1
7,495,000		Celgene Corp., 4.550%, 02/20/2048	7,644,030	0.1
18,370,000	(1)	Cigna Corp., 3.200%, 09/17/2020	18,464,968	0.3
4,060,000	(1)	Cigna Corp., 4.800%, 08/15/2038	4,180,289	0.1
7,680,000		CVS Health Corp., 3.125%, 03/09/2020	7,703,332	0.1
5,120,000		CVS Health Corp., 3.700%, 03/09/2023	5,204,694	0.1
5,390,000		CVS Health Corp., 4.100%, 03/25/2025	5,541,958	0.1
2,603,000		CVS Health Corp., 4.300%, 03/25/2028	2,642,341	0.0
5,579,000		CVS Health Corp., 5.050%, 03/25/2048	5,631,749	0.1
4,130,000		Ecolab, Inc., 4.350%, 12/08/2021	4,312,526	0.1
5,595,000		Eli Lilly & Co., 3.875%, 03/15/2039	5,748,115	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

3,460,000		General Mills, Inc., 3.700%, 10/17/2023	3,550,105	0.1
5,340,000		General Mills, Inc., 4.000%, 04/17/2025	5,533,929	0.1
8,000,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	8,318,277	0.1
3,410,000		GlaxoSmithKline Capital PLC, 3.000%, 06/01/2024	3,432,710	0.1
1,449,000		HCA, Inc., 5.250%, 04/15/2025	1,555,226	0.0
3,290,000		HCA, Inc., 5.500%, 06/15/2047	3,515,956	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/2022	1,158,815	0.0
3,430,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,420,555	0.1
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,322,192	0.0
1,140,000		Johnson & Johnson, 4.375%, 12/05/2033	1,282,387	0.0
4,200,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	4,324,269	0.1
289,000	(1)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	300,058	0.0
2,750,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	2,393,596	0.0
5,635,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	5,767,732	0.1
1,309,000		Kroger Co/The, 4.650%, 01/15/2048	1,217,091	0.0
251,000		Kroger Co/The, 5.150%, 08/01/2043	249,450	0.0
3,070,000	(1)	Mars, Inc., 3.200%, 04/01/2030	3,077,218	0.0
3,070,000	(1)	Mars, Inc., 3.600%, 04/01/2034	3,094,586	0.1
1,155,000		Medtronic, Inc., 3.625%, 03/15/2024	1,201,587	0.0
2,074,000		Medtronic, Inc., 4.375%, 03/15/2035	2,269,206	0.0
290,000		Medtronic, Inc., 4.625%, 03/15/2045	332,369	0.0
2,910,000		Merck & Co., Inc., 4.000%, 03/07/2049	3,028,852	0.0
1,690,000		Mylan NV, 3.750%, 12/15/2020	1,706,132	0.0
989,000		Mylan NV, 3.950%, 06/15/2026	945,189	0.0
2,503,000		Mylan, Inc., 4.550%, 04/15/2028	2,438,025	0.0
1,722,000		PepsiCo, Inc., 4.450%, 04/14/2046	1,923,032	0.0
3,795,000		Pfizer, Inc., 3.200%, 09/15/2023	3,886,291	0.1
2,400,000		Pfizer, Inc., 4.000%, 03/15/2049	2,482,711	0.0
2,689,000		Philip Morris International, Inc., 3.875%, 08/21/2042	2,478,331	0.0
1,810,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,828,100	0.0
7,485,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	7,307,231	0.1
5,120,000		RELX Capital, Inc., 4.000%, 03/18/2029	5,226,572	0.1
3,071,000		Reynolds American, Inc., 5.850%, 08/15/2045	3,160,162	0.1

2,250,000	(1)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,515,542	0.0
4,825,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,886,090	0.1
3,698,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	3,657,497	0.1
1,178,000		Stryker Corp., 2.625%, 03/15/2021	1,175,039	0.0
7,240,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	7,428,813	0.1
3,380,000		Thermo Fisher Scientific, Inc., 3.150%, 01/15/2023	3,406,892	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,610,792	0.1
13,215,000		Unilever Capital Corp., 3.250%, 03/07/2024	13,470,868	0.2
2,635,000		United Rentals North America, Inc., 4.875%, 01/15/2028	2,569,652	0.0
3,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	3,454,278	0.1
			311,157,430	4.6

		Energy: 3.2%
1,020,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	1,060,167	0.0
1,377,000		Apache Corp., 4.250%, 01/15/2044	1,224,576	0.0
4,713,000		Apache Corp., 5.250%, 02/01/2042	4,765,889	0.1
5,856,000		BP Capital Markets America, Inc., 3.224%, 04/14/2024	5,937,403	0.1
3,280,000		BP Capital Markets PLC, 4.742%, 03/11/2021	3,408,738	0.1
4,000,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	3,998,890	0.1
1,575,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	1,564,670	0.0
3,926,000		Cimarex Energy Co., 3.900%, 05/15/2027	3,922,184	0.1
680,000		Cimarex Energy Co., 4.375%, 06/01/2024	707,230	0.0
3,660,000		Continental Resources, Inc./OK, 3.800%, 06/01/2024	3,698,752	0.1
7,100,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	7,028,771	0.1
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	395,987	0.0
5,395,000	(2)	Enbridge, Inc., 6.250%, 03/01/2078	5,365,193	0.1
1,217,000		Energy Transfer Operating L.P., 4.650%, 06/01/2021	1,255,925	0.0
9,457,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	9,335,959	0.1

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,263,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,317,028	0.0
3,140,000		Enterprise Products Operating LLC, 3.500%, 02/01/2022	3,202,444	0.1
1,374,000		Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,416,651	0.0
3,800,000	(2)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	3,517,375	0.1
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,350,959	0.0
202,000	(2)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	180,492	0.0
6,645,000		EOG Resources, Inc., 2.625%, 03/15/2023	6,603,355	0.1
2,338,000		Exxon Mobil Corp., 2.726%, 03/01/2023	2,356,250	0.0
8,243,000		Halliburton Co., 3.500%, 08/01/2023	8,422,330	0.1
2,610,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,668,725	0.0
6,550,000		Husky Energy, Inc., 4.400%, 04/15/2029	6,649,637	0.1
2,470,000	(1),(3)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,321,450	0.0
850,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	873,664	0.0
4,925,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	5,062,112	0.1
2,650,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,784,882	0.0
1,575,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,655,166	0.0
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,352,466	0.0
638,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	667,089	0.0
1,947,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	2,068,424	0.0
2,235,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	2,449,549	0.0
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	1,431,428	0.0
6,904,000		MPLX L.P., 4.125%, 03/01/2027	6,959,450	0.1
555,000		Noble Energy, Inc., 3.850%, 01/15/2028	547,728	0.0

3,439,000		Occidental Petroleum Corp., 3.500%, 06/15/2025	3,538,602	0.1
3,595,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	3,944,168	0.1
3,660,000		ONEOK Partners L.P., 3.375%, 10/01/2022	3,694,294	0.1
2,018,000		ONEOK, Inc., 6.000%, 06/15/2035	2,219,827	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/2043	781,112	0.0
4,750,000		Petroleos del Peru SA, 4.750%, 06/19/2032	4,886,563	0.1
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	4,115,000	0.1
8,500,000		Petroleos Mexicanos, 6.500%, 03/13/2027	8,557,035	0.1
2,225,000		Petroleos Mexicanos, 6.500%, 01/23/2029	2,208,869	0.0
2,225,000		Petroleos Mexicanos, 6.875%, 08/04/2026	2,324,680	0.0
2,988,000		Phillips 66 Partners L.P., 3.550%, 10/01/2026	2,938,938	0.1
5,190,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,139,650	0.1
1,613,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	1,646,717	0.0
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,686,097	0.0
4,235,000		Shell International Finance BV, 3.250%, 05/11/2025	4,319,724	0.1
4,432,000		Shell International Finance BV, 4.000%, 05/10/2046	4,630,977	0.1
2,253,000		Shell International Finance BV, 4.375%, 05/11/2045	2,469,253	0.0
870,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	825,412	0.0
937,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	964,850	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	984,226	0.0
2,605,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,621,281	0.0
4,143,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	4,154,500	0.1
4,941,000		Western Midstream Operating L.P., 4.000%, 07/01/2022	5,014,755	0.1
4,092,000		Williams Partners L.P., 3.600%, 03/15/2022	4,152,362	0.1
419,000		Williams Partners L.P., 3.750%, 06/15/2027	416,834	0.0
4,375,000		Williams Partners L.P., 4.000%, 09/15/2025	4,500,367	0.1
2,180,000		Williams Partners L.P., 4.500%, 11/15/2023	2,290,475	0.0

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

3,324,000		Williams Partners L.P., 5.400%, 03/04/2044	3,553,304	0.1
6,950,000		WPX Energy, Inc., 5.750%, 06/01/2026	7,080,313	0.1
			215,189,173	3.2

		Financial: 9.9%
4,980,000		American International Group, Inc., 3.375%, 08/15/2020	5,031,495	0.1
3,329,000		American International Group, Inc., 4.500%, 07/16/2044	3,198,546	0.0
2,495,000		American International Group, Inc., 6.400%, 12/15/2020	2,639,727	0.0
3,975,000		Air Lease Corp., 3.500%, 01/15/2022	4,014,407	0.1
3,795,000		American Express Co., 3.700%, 08/03/2023	3,892,907	0.1
3,420,000	(1)	ANZ New Zealand Int'l Ltd./London, 3.400%, 03/19/2024	3,455,642	0.1
1,373,000		Aon PLC, 4.750%, 05/15/2045	1,430,921	0.0
4,220,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	4,227,709	0.1
2,140,000		Arch Capital Group Ltd., 7.350%, 05/01/2034	2,889,406	0.0
5,402,000		Assurant, Inc., 4.900%, 03/27/2028	5,506,280	0.1
764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	758,790	0.0
4,600,000		Banco Santander SA, 3.125%, 02/23/2023	4,554,254	0.1
6,000,000	(2)	Bank of America Corp., 3.419%, 12/20/2028	5,877,773	0.1
11,041,000	(2)	Bank of America Corp., 3.499%, 05/17/2022	11,180,519	0.2
3,620,000	(2)	Bank of America Corp., 3.550%, 03/05/2024	3,678,447	0.1
2,470,000	(2)	Bank of America Corp., 3.593%, 07/21/2028	2,462,516	0.0
1,941,000		Bank of America Corp., 3.950%, 04/21/2025	1,979,928	0.0
7,307,000		Bank of America Corp., 4.183%, 11/25/2027	7,438,162	0.1
4,495,000		Bank of America Corp., 4.250%, 10/22/2026	4,625,900	0.1
13,115,000	(2)	Bank of America Corp., 4.271%, 07/23/2029	13,680,204	0.2
4,024,000	(2)	Bank of America Corp., 4.330%, 03/15/2050	4,160,300	0.1
5,660,000		Bank of Montreal, 3.100%, 04/13/2021	5,713,235	0.1
5,594,000	(2)	Bank of Montreal, 3.803%, 12/15/2032	5,414,628	0.1
4,310,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	4,291,084	0.1
7,130,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	7,186,161	0.1
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	4,125,774	0.1

2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,375,030	0.1
4,560,000	(2)	Barclays PLC, 4.610%, 02/15/2023	4,662,143	0.1
6,290,000		BB&T Corp., 3.875%, 03/19/2029	6,373,075	0.1
9,740,000		Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	10,218,880	0.2
4,110,000		Berkshire Hathaway, Inc., 2.750%, 03/15/2023	4,139,598	0.1
8,924,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	8,933,747	0.1
2,094,000	(1)	BPCE SA, 5.150%, 07/21/2024	2,187,594	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,492,558	0.1
7,155,000		Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	7,134,631	0.1
2,620,000		Capital One Financial Corp., 3.900%, 01/29/2024	2,680,086	0.0
9,025,000		Charles Schwab Corp./The, 3.550%, 02/01/2024	9,392,862	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,382,124	0.1
5,170,000	(2)	Citigroup, Inc., 2.876%, 07/24/2023	5,141,125	0.1
4,915,000		Citigroup, Inc., 5.500%, 09/13/2025	5,395,463	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,167,399	0.0
202,000		CME Group, Inc., 4.150%, 06/15/2048	214,665	0.0
1,872,000	(1),(2)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,914,120	0.0
6,300,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	6,504,254	0.1
1,500,000		Cooperatieve Rabobank UA, 4.625%, 12/01/2023	1,568,635	0.0
3,150,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	3,307,532	0.1
4,330,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	4,284,262	0.1
6,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	6,515,151	0.1
2,970,000	(1),(2)	Credit Suisse Group AG, 2.997%, 12/14/2023	2,920,835	0.0
1,170,000	(1),(2)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,148,859	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,459,985	0.0
2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,497,103	0.0
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	3,252,631	0.0
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	8,559,247	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

805,000		Discover Financial Services, 3.850%, 11/21/2022	826,264	0.0
1,000,000		Duke Realty L.P., 3.750%, 12/01/2024	1,022,112	0.0
2,430,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,420,887	0.0
2,862,000		Essex Portfolio L.P., 3.250%, 05/01/2023	2,862,319	0.0
5,500,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	5,490,838	0.1
13,105,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	13,004,583	0.2
11,234,000		First Tennessee Bank NA, 2.950%, 12/01/2019	11,228,083	0.2
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	751,500	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,497,617	0.0
6,614,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	6,138,718	0.1
2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	2,416,848	0.0
5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,631,774	0.1
1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,783,859	0.0
792,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	970,671	0.0
5,080,000	(1),(2)	Harborwalk Funding Trust, 5.077%, 02/15/2069	5,363,870	0.1
6,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	6,916,413	0.1
8,053,000		HSBC Holdings PLC, 3.400%, 03/08/2021	8,128,399	0.1
8,870,000	(2)	HSBC Holdings PLC, 3.950%, 05/18/2024	9,055,701	0.1
2,238,000	(2)	HSBC Holdings PLC, 4.041%, 03/13/2028	2,258,897	0.0
2,320,000	(2)	HSBC Holdings PLC, 4.583%, 06/19/2029	2,443,445	0.0
4,831,000	(2)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,797,062	0.1
4,055,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	3,720,328	0.1
3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,596,198	0.1
8,459,000	(2)	JPMorgan Chase & Co., 3.207%, 04/01/2023	8,518,236	0.1
11,040,000	(2)	JPMorgan Chase & Co., 3.514%, 06/18/2022	11,199,469	0.2
7,890,000	(2)	JPMorgan Chase & Co., 3.559%, 04/23/2024	8,031,937	0.1
4,270,000	(2)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,388,520	0.1
3,700,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	3,797,660	0.1
6,919,000	(2)	JPMorgan Chase & Co., 3.882%, 07/24/2038	6,812,731	0.1

	4,099,000	(2)	JPMorgan Chase & Co., 3.897%, 01/23/2049	3,976,862	0.1
	2,400,000	(2)	JPMorgan Chase & Co., 4.032%, 07/24/2048	2,377,997	0.0
	2,990,000		Kilroy Realty L.P., 3.450%, 12/15/2024	2,965,340	0.0
	3,229,000		Kite Realty Group L.P., 4.000%, 10/01/2026	3,026,103	0.0
	3,509,000	(1)	Liberty Mutual Group, Inc., 4.569%, 02/01/2029	3,656,238	0.1
	5,810,000	(2)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	5,664,106	0.1
	9,620,000	(1),(2)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,562,713	0.1
	2,350,000		Marsh & McLennan Cos, Inc., 3.875%, 03/15/2024	2,440,725	0.0
	6,700,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	6,754,295	0.1
	5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,604,940	0.1
	5,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	5,052,423	0.1
	6,933,000		Morgan Stanley, 2.750%, 05/19/2022	6,896,525	0.1
	3,840,000		Morgan Stanley, 3.700%, 10/23/2024	3,911,392	0.1
	3,210,000		Morgan Stanley, 3.875%, 04/29/2024	3,305,257	0.1
	1,772,000		Morgan Stanley, 3.950%, 04/23/2027	1,776,934	0.0
	5,524,000		Morgan Stanley, 4.000%, 07/23/2025	5,694,341	0.1
	2,439,000	(2)	Morgan Stanley, 4.457%, 04/22/2039	2,538,187	0.0
	4,155,000		Morgan Stanley, 5.500%, 07/28/2021	4,401,415	0.1
	5,540,000		MUFG Union Bank NA, 3.150%, 04/01/2022	5,590,344	0.1
	1,999,000	(2)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	1,928,585	0.0
	6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,961,703	0.1
	1,345,000	(1),(2)	Nordea Bank ABP, 6.125%, 12/31/2199	1,312,162	0.0
DKK	8	(4)	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	–	–
	7,860,000		ORIX Corp., 3.250%, 12/04/2024	7,859,391	0.1
	1,580,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,621,897	0.0
	2,735,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	2,570,900	0.0
	3,968,000		RenaissanceRe Holdings Ltd., 3.600%, 04/15/2029	3,909,439	0.1
	1,250,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,276,866	0.0
	5,630,000		Royal Bank of Canada, 2.125%, 03/02/2020	5,603,361	0.1

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

4,410,000		Royal Bank of Canada, 3.455%, (US0003M + 0.660%), 10/05/2023	4,391,524	0.1
5,550,000		Royal Bank of Canada, 3.700%, 10/05/2023	5,740,041	0.1
9,148,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	9,194,682	0.1
3,017,000	(2)	Royal Bank of Scotland Group PLC, 4.519%, 06/25/2024	3,087,999	0.0
1,483,000		Santander UK PLC, 2.375%, 03/16/2020	1,478,358	0.0
4,118,000		Senior Housing Properties Trust, 3.250%, 05/01/2019	4,118,543	0.1
4,156,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	4,142,427	0.1
23,139,000	(1),(2)	Standard Chartered PLC, 3.885%, 03/15/2024	23,237,096	0.3
2,217,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	2,192,709	0.0
300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	294,725	0.0
5,910,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	5,865,772	0.1
3,000,000	(1),(2)	Swiss Re Finance Luxembourg SA, 5.000%, 04/02/2049	3,043,482	0.0
5,920,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	5,976,317	0.1
9,340,000		Toronto-Dominion Bank/The, 3.250%, 03/11/2024	9,462,291	0.1
11,700,000		Toronto-Dominion Bank/The, 3.500%, 07/19/2023	12,039,888	0.2
1,061,000	(2)	Toronto-Dominion Bank, 3.625%, 09/15/2031	1,049,285	0.0
7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,718,787	0.1
3,080,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	3,070,999	0.0
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	1,617,757	0.0
3,180,000		UBS AG, 5.125%, 05/15/2024	3,252,383	0.0
4,644,000		US Bank NA/Cincinnati OH, 2.931%, (US0003M + 0.290%), 05/21/2021	4,642,930	0.1
7,670,000		Wells Fargo & Co., 3.750%, 01/24/2024	7,900,267	0.1
4,723,000		Wells Fargo & Co., 4.125%, 08/15/2023	4,899,037	0.1
3,631,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,808,932	0.1
12,450,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	12,691,600	0.2
4,470,000		Westpac Banking Corp., 3.650%, 05/15/2023	4,594,890	0.1
2,893,000		Willis North America, Inc., 3.600%, 05/15/2024	2,914,632	0.0
2,000,000		XLIT Ltd., 5.250%, 12/15/2043	2,274,845	0.0

2,511,000		XLIT Ltd., 5.500%, 03/31/2045	2,782,952	0.0
5,650,000		Zions Bancorp NA, 3.500%, 08/27/2021	5,712,622	0.1
			677,751,461	9.9

		Industrial: 1.8%
2,460,000		AECOM, 5.125%, 03/15/2027	2,389,275	0.0
9,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	9,575,436	0.1
2,020,000		Amphenol Corp., 3.200%, 04/01/2024	2,021,057	0.0
2,530,000	(2)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,736,132	0.0
1,460,000		Boeing Co/The, 3.500%, 03/01/2039	1,402,849	0.0
3,728,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	4,403,108	0.1
5,615,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	5,682,601	0.1
2,715,000		CSX Corp., 4.650%, 03/01/2068	2,710,844	0.0
5,000,000		FedEx Corp., 4.050%, 02/15/2048	4,476,089	0.1
2,647,000		FedEx Corp., 4.400%, 01/15/2047	2,498,260	0.0
3,375,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	3,147,187	0.0
5,500,000		General Electric Co., 4.500%, 03/11/2044	5,041,513	0.1
6,810,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	6,921,962	0.1
4,717,000		John Deere Capital Corp., 3.125%, 09/10/2021	4,772,893	0.1
4,420,000		Norfolk Southern Corp., 3.650%, 08/01/2025	4,561,094	0.1
434,000		Northrop Grumman Corp., 2.930%, 01/15/2025	428,557	0.0
4,635,000	(1)	Novelis Corp., 5.875%, 09/30/2026	4,623,413	0.1
3,330,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	3,500,330	0.0
4,045,000		Packaging Corp. of America, 2.450%, 12/15/2020	4,019,302	0.1
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	2,335,687	0.0
4,413,000		Roper Technologies, Inc., 3.650%, 09/15/2023	4,512,460	0.1
3,590,000		Ryder System, Inc., 3.500%, 06/01/2021	3,635,502	0.1
3,930,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	3,911,449	0.1
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,524,932	0.0
2,475,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	2,401,493	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

7,290,000		Stanley Black & Decker, Inc., 2.900%, 11/01/2022	7,353,061	0.1
4,090,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,957,075	0.1
3,920,000		United Parcel Service, Inc., 2.050%, 04/01/2021	3,887,463	0.1
2,690,000		United Parcel Service, Inc., 2.500%, 04/01/2023	2,684,215	0.0
4,800,000		United Parcel Service, Inc., 2.800%, 11/15/2024	4,831,190	0.1
6,230,000		United Technologies Corp., 3.650%, 08/16/2023	6,399,806	0.1
			123,346,235	1.8

		Technology: 1.4%
2,282,000		Analog Devices, Inc., 3.500%, 12/05/2026	2,266,610	0.0
5,675,000		Apple, Inc., 2.400%, 01/13/2023	5,638,226	0.1
4,490,000		Apple, Inc., 3.750%, 09/12/2047	4,481,392	0.1
2,000,000		Apple, Inc., 3.750%, 11/13/2047	2,003,098	0.0
963,000		Apple, Inc., 4.450%, 05/06/2044	1,063,645	0.0
6,075,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	6,045,864	0.1
1,608,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,650,578	0.0
7,406,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,896,684	0.1
4,880,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,253,386	0.1
5,592,000		Electronic Arts, Inc., 3.700%, 03/01/2021	5,685,503	0.1
2,895,000		HP, Inc., 4.050%, 09/15/2022	2,991,005	0.0
6,885,000		HP, Inc., 4.300%, 06/01/2021	7,088,289	0.1
2,289,000		International Business Machines Corp., 2.875%, 11/09/2022	2,298,422	0.0
4,100,000		IBM Credit LLC, 3.000%, 02/06/2023	4,134,920	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/2021	1,276,029	0.0
4,477,000		Microsoft Corp., 3.700%, 08/08/2046	4,590,254	0.1
5,345,000		Microsoft Corp., 4.250%, 02/06/2047	5,978,807	0.1
4,216,000		Microsoft Corp., 4.450%, 11/03/2045	4,813,318	0.1
4,576,000	(1)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	4,834,407	0.1
370,000		Oracle Corp., 3.850%, 07/15/2036	374,609	0.0
8,841,000		Oracle Corp., 4.000%, 11/15/2047	8,913,817	0.1

895,000		Oracle Corp., 4.300%, 07/08/2034	963,018	0.0
3,875,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	3,921,016	0.1
2,860,000		Texas Instruments, Inc., 3.875%, 03/15/2039	2,972,560	0.0
			97,135,457	1.4

		Utilities: 3.1%
3,770,000		Alabama Power Co., 3.375%, 10/01/2020	3,806,753	0.1
2,680,000		Alabama Power Co., 5.700%, 02/15/2033	3,193,261	0.0
1,927,000		Ameren Corp., 2.700%, 11/15/2020	1,919,339	0.0
8,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,307,532	0.1
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,704,134	0.1
3,095,000		Arizona Public Service Co., 4.200%, 08/15/2048	3,197,471	0.1
1,432,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,455,740	0.0
1,720,000		Black Hills Corp., 4.250%, 11/30/2023	1,784,551	0.0
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	548,931	0.0
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,130,950	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/2047	4,925,248	0.1
1,864,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	1,806,549	0.0
3,000,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	3,201,410	0.1
2,143,000		Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	2,438,603	0.0
1,790,000		DTE Electric Co., 3.950%, 03/01/2049	1,847,360	0.0
1,210,000		DTE Electric Co., 4.050%, 05/15/2048	1,265,683	0.0
1,539,000		Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,525,564	0.0
2,340,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,301,341	0.0
3,032,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	3,063,869	0.0
3,030,000		Duke Energy Florida LLC, 4.200%, 07/15/2048	3,196,992	0.1
3,495,000		Duke Energy Progress LLC, 3.450%, 03/15/2029	3,585,971	0.1
3,323,000		Entergy Corp., 2.950%, 09/01/2026	3,198,686	0.1
4,965,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	5,042,551	0.1
6,480,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	6,769,326	0.1
8,875,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	9,296,556	0.1

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,172,000		Entergy Texas, Inc., 4.000%, 03/30/2029	2,257,970	0.0
3,617,000		Exelon Corp., 3.497%, 06/01/2022	3,656,591	0.1
3,475,000		FirstEnergy Corp., 2.850%, 07/15/2022	3,453,383	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/2023	1,586,058	0.0
4,400,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	4,216,103	0.1
1,750,000		Georgia Power Co., 2.000%, 03/30/2020	1,736,936	0.0
2,124,000		Georgia Power Co., 5.750%, 04/15/2023	2,305,110	0.0
4,400,000		Interstate Power & Light Co., 3.250%, 12/01/2024	4,426,365	0.1
13,076,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	13,088,282	0.2
4,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,378,216	0.1
2,862,000		LG&E & KU Energy LLC, 3.750%, 11/15/2020	2,894,747	0.0
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	1,973,394	0.0
774,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	794,178	0.0
3,160,000		Mississippi Power Co., 3.950%, 03/30/2028	3,203,190	0.1
2,412,000		Mississippi Power Co., 4.250%, 03/15/2042	2,331,972	0.0
790,000		Mississippi Power Co., 4.750%, 10/15/2041	793,523	0.0
4,393,000		NextEra Energy Capital Holdings, Inc., 2.900%, 04/01/2022	4,401,347	0.1
5,049,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	5,079,914	0.1
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	1,412,367	0.0
1,901,000		NiSource, Inc., 5.950%, 06/15/2041	2,232,190	0.0
2,465,000	(3)	NRG Energy, Inc., 5.750%, 01/15/2028	2,622,144	0.0
1,469,000		Pennsylvania Electric Co., 5.200%, 04/01/2020	1,498,815	0.0
750,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	797,678	0.0
2,675,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,865,842	0.0
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,821,042	0.1
4,035,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	3,993,774	0.1
6,924,000		Public Service Electric & Gas Co., 3.250%, 09/01/2023	7,100,718	0.1
2,758,000		San Diego Gas & Electric Co., 3.000%, 08/15/2021	2,773,717	0.0
3,937,000		Sempra Energy, 3.800%, 02/01/2038	3,619,497	0.1

5,750,000		Sierra Pacific Power Co., 2.600%, 05/01/2026	5,531,947	0.1
435,000		Southern California Edison Co., 2.400%, 02/01/2022	422,434	0.0
980,000		Southern California Edison Co., 3.875%, 06/01/2021	988,087	0.0
2,311,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	2,330,649	0.0
1,680,000		Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	2,002,081	0.0
3,690,000		Tampa Electric Co., 5.400%, 05/15/2021	3,884,779	0.1
3,000,000		Tucson Electric Power Co., 4.850%, 12/01/2048	3,335,450	0.1
5,205,000		Union Electric Co., 3.500%, 03/15/2029	5,347,725	0.1
6,165,000		Virginia Electric & Power Co., 3.800%, 04/01/2028	6,388,051	0.1
			213,060,637	3.1

	Total Corporate Bonds/Notes (Cost $2,058,644,885)		2,085,175,294	30.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 17.1%
1,077,424	(1),(2)	Agate Bay Mortgage Trust 2014-2 B4, 3.887%, 09/25/2044	1,091,159	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	2,750,141	0.1
3,221,536		Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	2,802,621	0.1
2,715,950		Alternative Loan Trust 2005-51 3A2A, 3.687%, (12MTA + 1.290%), 11/20/2035	2,654,914	0.1
844,906		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	779,862	0.0
1,047,380		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,014,873	0.0
1,871,880		Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	1,624,411	0.0
929,961		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	711,128	0.0
200,563		Alternative Loan Trust 2006-18CB A10, 2.886%, (US0001M + 0.400%), 07/25/2036	131,819	0.0
1,209,531		Alternative Loan Trust 2006-19CB A28, 3.086%, (US0001M + 0.600%), 08/25/2036	846,337	0.0
1,148,852		Alternative Loan Trust 2006-HY11 A1, 2.606%, (US0001M + 0.120%), 06/25/2036	1,075,692	0.0

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,312,302		Alternative Loan Trust 2007-23CB A3, 2.986%, (US0001M + 0.500%), 09/25/2037	819,115	0.0
3,315,345		Alternative Loan Trust 2007-2CB 2A1, 3.086%, (US0001M + 0.600%), 03/25/2037	2,168,554	0.0
1,352,519		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	970,581	0.0
1,200,859		Alternative Loan Trust 2007-8CB A3, 2.986%, (US0001M + 0.500%), 05/25/2037	820,227	0.0
2,006,396		American Home Mortgage Assets Trust 2007-4 A4, 2.776%, (US0001M + 0.290%), 08/25/2037	1,832,244	0.0
1,182,427		Banc of America Funding 2007-2 1A16 Trust, 3.086%, (US0001M + 0.600%), 03/25/2037	938,146	0.0
1,246,711	(5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	123,485	0.0
1,779,655	(2)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.568%, 05/25/2035	1,794,615	0.0
2,346,303	(2)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.431%, 09/25/2035	2,211,604	0.0
5,011,744		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.676%, (US0001M + 0.190%), 01/25/2037	4,841,780	0.1
202,548	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	203,224	0.0
2,438,567	(2)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.272%, 11/25/2034	2,432,712	0.0
798,700		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	672,921	0.0
2,200,000	(1),(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	2,245,300	0.0
1,574,540		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,602,890	0.0
1,810,774	(2)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.611%, 11/25/2036	1,589,282	0.0
752,415	(2)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.273%, 09/25/2037	726,873	0.0
2,375,594	(1),(2)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,509,458	0.1
1,630,707	(1),(2)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,725,395	0.0

2,869,000	(1),(2)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,906,411	0.1
1,680,000	(1),(2)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,723,560	0.0
1,550,000	(1),(2)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,551,156	0.0
595,564		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.986%, (US0001M + 0.500%), 11/25/2035	388,885	0.0
7,313,665		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.206%, (US0001M + 0.720%), 11/25/2035	7,306,712	0.1
2,183,142	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,973,942	0.0
1,655,556	(1),(2)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	1,692,152	0.0
1,360,000	(1),(2)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,376,794	0.0
2,300,000	(1),(2)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,327,489	0.0
102,775,199	(2),(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.063%, 04/25/2037	4,183,855	0.1
2,149,057		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.762%, (US0001M + 0.280%), 08/19/2045	1,873,499	0.0
5,437,719	(5)	Fannie Mae 2008-12 SC, 3.865%, (-1.000*US0001M + 6.350%), 03/25/2038	872,991	0.0
7,991,568		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,950,257	0.1
1,032,976		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,030,629	0.0
5,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,357,508	0.1
6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,831,407	0.1
5,284,772		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	5,559,113	0.1
31,761,697	(5)	Fannie Mae 2016-82 SD, 3.565%, (-1.000*US0001M + 6.050%), 11/25/2046	5,181,451	0.1
7,164,952		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,321,421	0.1
18,797,478	(5)	Fannie Mae 2018-86 US, 4.105%, (-1.000*US0001M + 6.590%), 09/25/2040	3,512,489	0.1
18,016,364		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	19,976,591	0.3
8,892,509		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.486%, (US0001M + 4.000%), 05/25/2025	9,608,905	0.2

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

289,814	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 6.486%, (US0001M + 4.000%), 05/25/2025	310,490	0.0
14,085,196	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	15,777,940	0.2
12,710,019	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.736%, (US0001M + 4.250%), 01/25/2029	13,995,032	0.2
550,000	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	602,434	0.0
5,700,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 6.036%, (US0001M + 3.550%), 07/25/2029	6,128,822	0.1
8,434,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	9,090,344	0.1
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.486%, (US0001M + 3.000%), 10/25/2029	5,017,849	0.1
9,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	9,755,689	0.2
14,569,820	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	14,761,585	0.2
1,495,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 5.136%, (US0001M + 2.650%), 02/25/2030	1,544,239	0.0
10,655,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	10,892,680	0.2
17,550,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	17,846,139	0.3
8,900,000	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 5.286%, (US0001M + 2.800%), 02/25/2030	9,206,667	0.1

12,470,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	12,449,534	0.2
1,550,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,549,943	0.0
735,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	740,692	0.0
8,730,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	8,667,252	0.1
3,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	2,965,877	0.1
26,715,652		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	26,902,662	0.4
5,936,842		Fannie Mae Connecticut Avenue Securities, 8.186%, (US0001M + 5.700%), 04/25/2028	6,798,726	0.1
22,116		Fannie Mae Grantor Trust 1998-T2 A6, 0.880%, (US0001M + 0.550%), 01/25/2032	22,979	0.0
27,890	(5)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	2,442	0.0
3,283	(5)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	134	0.0
524,320	(5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	73,445	0.0
1,674,864	(5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	136,028	0.0
176,795		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	191,184	0.0
228,273	(5)	Fannie Mae REMIC Trust 1999-6 SE, 5.204%, (-1.000*US0001M + 7.685%), 02/17/2029	18,607	0.0
143,468		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	155,552	0.0
1,434,345		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,575,226	0.0
474,367		Fannie Mae REMIC Trust 2003-45 FJ, 3.989%, (US0001M + 1.500%), 06/25/2033	493,359	0.0

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,797,237	(5)	Fannie Mae REMIC Trust 2003-66 SA, 5.165%, (-1.000*US0001M + 7.650%), 07/25/2033	357,844	0.0
324,673	(5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	74,303	0.0
963,665		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,045,878	0.0
1,580		Fannie Mae REMIC Trust 2004-10 SC, 18.658%, (-4.000*US0001M + 28.600%), 02/25/2034	1,602	0.0
1,375,417		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,486,349	0.0
29,077		Fannie Mae REMIC Trust 2004-56 FE, 2.936%, (US0001M + 0.450%), 10/25/2033	29,223	0.0
723,029		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	786,458	0.0
1,538,285		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,629,965	0.0
41,382		Fannie Mae REMIC Trust 2004-79 S, 12.965%, (-2.750*US0001M + 19.800%), 08/25/2032	41,864	0.0
3,697,341		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,982,942	0.1
9,984		Fannie Mae REMIC Trust 2005-74 NP, 13.593%, (-3.782*US0001M + 22.992%), 01/25/2035	10,089	0.0
188,546		Fannie Mae REMIC Trust 2006-104 ES, 21.023%, (-5.000*US0001M + 33.450%), 11/25/2036	317,479	0.0
3,469,285	(5)	Fannie Mae REMIC Trust 2006-12 SD, 4.265%, (-1.000*US0001M + 6.750%), 10/25/2035	505,609	0.0
1,044,132	(5)	Fannie Mae REMIC Trust 2006-123 UI, 4.255%, (-1.000*US0001M + 6.740%), 01/25/2037	202,032	0.0
270,317	(5)	Fannie Mae REMIC Trust 2006-72 HS, 4.215%, (-1.000*US0001M + 6.700%), 08/25/2026	30,952	0.0
50,444		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	55,504	0.0
5,428,939	(5)	Fannie Mae REMIC Trust 2007-91 AS, 3.915%, (-1.000*US0001M + 6.400%), 10/25/2037	1,015,863	0.0
2,294,981		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,426,521	0.0
11,057,202	(2)	Fannie Mae REMIC Trust 2009-50 HZ, 5.552%, 02/25/2049	11,919,476	0.2

2,696,571	(5)	Fannie Mae REMIC Trust 2009-90 TS, 3.665%, (-1.000*US0001M + 6.150%), 11/25/2039	412,963	0.0
3,856,589	(5)	Fannie Mae REMIC Trust 2010-118 GS, 3.465%, (-1.000*US0001M + 5.950%), 10/25/2039	248,550	0.0
7,143,948	(5)	Fannie Mae REMIC Trust 2010-123 SL, 3.585%, (-1.000*US0001M + 6.070%), 11/25/2040	950,131	0.0
7,610,874	(5)	Fannie Mae REMIC Trust 2010-41 SB, 3.915%, (-1.000*US0001M + 6.400%), 05/25/2040	1,236,635	0.0
2,153,825	(5)	Fannie Mae REMIC Trust 2010-43 VS, 3.965%, (-1.000*US0001M + 6.450%), 05/25/2040	355,812	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,444,224	0.2
2,428,541	(5)	Fannie Mae REMIC Trust 2011-102 SA, 4.115%, (-1.000*US0001M + 6.600%), 10/25/2041	400,039	0.0
3,588,060		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	3,951,792	0.1
3,404,436	(5)	Fannie Mae REMIC Trust 2011-93 GS, 4.065%, (-1.000*US0001M + 6.550%), 04/25/2039	646,218	0.0
1,592,070	(5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	122,812	0.0
9,229,293	(5)	Fannie Mae REMIC Trust 2012-122 SB, 3.665%, (-1.000*US0001M + 6.150%), 11/25/2042	1,635,157	0.0
5,112,218	(5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	476,811	0.0
8,984,801	(5)	Fannie Mae REMIC Trust 2012-133 AS, 3.715%, (-1.000*US0001M + 6.200%), 10/25/2042	1,345,985	0.0
1,435,660	(5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	156,905	0.0
6,484,967	(5)	Fannie Mae REMIC Trust 2012-15 SP, 4.135%, (-1.000*US0001M + 6.620%), 06/25/2040	674,555	0.0
3,339,082	(5)	Fannie Mae REMIC Trust 2012-24 HS, 4.065%, (-1.000*US0001M + 6.550%), 09/25/2040	418,859	0.0
7,880,703	(5)	Fannie Mae REMIC Trust 2012-30 QS, 4.115%, (-1.000*US0001M + 6.600%), 04/25/2031	888,418	0.0
2,026,555	(5)	Fannie Mae REMIC Trust 2012-68 YS, 4.215%, (-1.000*US0001M + 6.700%), 07/25/2042	337,223	0.0

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

3,236,993	(5)	Fannie Mae REMIC Trust 2013-26 JS, 3.715%, (-1.000*US0001M + 6.200%), 10/25/2032	449,499	0.0
11,211,530	(5)	Fannie Mae REMIC Trust 2013-60 DS, 3.715%, (-1.000*US0001M + 6.200%), 06/25/2033	1,797,040	0.0
10,137,433	(5)	Fannie Mae REMIC Trust 2013-9 SM, 3.765%, (-1.000*US0001M + 6.250%), 02/25/2033	1,432,984	0.0
7,105,233	(5)	Fannie Mae REMIC Trust 2014-17 DS, 3.715%, (-1.000*US0001M + 6.200%), 02/25/2043	805,855	0.0
3,591,371	(5)	Fannie Mae REMIC Trust 2014-28 BS, 3.715%, (-1.000*US0001M + 6.200%), 08/25/2043	527,626	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,729,034	0.1
65,337,353	(5)	Fannie Mae REMIC Trust 2015-79 SA, 3.765%, (-1.000*US0001M + 6.250%), 11/25/2045	10,135,705	0.2
26,342,940	(5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,795,826	0.1
45,630,188	(5)	Fannie Mae REMICS 16-60 SB, 3.615%, (-1.000*US0001M + 6.100%), 09/25/2046	7,108,471	0.1
1		Fannie Mae REMICS 1989-34 J, 985.500%, 07/25/2019	3	0.0
28		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	171	0.0
32		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	155	0.0
202,109	(5)	Fannie Mae REMICS 1997-18 SG, 5.618%, (-1.000*US0001M + 8.100%), 03/17/2027	23,752	0.0
146,403	(5),(6)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	20	0.0
50,568	(5)	Fannie Mae REMICS 1999-57 SC, 7.268%, (-1.000*US0001M + 9.750%), 11/17/2029	3,046	0.0
26,250	(5)	Fannie Mae REMICS 2000-38 SJ, 6.718%, (-1.000*US0001M + 9.200%), 11/18/2030	1,029	0.0
89,852	(5)	Fannie Mae REMICS 2000-38 SK, 6.718%, (-1.000*US0001M + 9.200%), 10/17/2030	2,221	0.0
121,239	(5)	Fannie Mae REMICS 2001-15 S, 5.718%, (-1.000*US0001M + 8.200%), 04/18/2021	1,063	0.0

383,489	(5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	14,647	0.0
130,784	(5)	Fannie Mae REMICS 2001-8 SK, 6.268%, (-1.000*US0001M + 8.750%), 03/18/2031	17,909	0.0
8,466	(5)	Fannie Mae REMICS 2001-8 SO, 7.312%, (-1.000*US0001M + 9.800%), 02/20/2031	149	0.0
836,381	(5)	Fannie Mae REMICS 2003-49 SW, 4.515%, (-1.000*US0001M + 7.000%), 01/25/2033	132,638	0.0
6,595,113	(5)	Fannie Mae REMICS 2004-54 SN, 4.565%, (-1.000*US0001M + 7.050%), 07/25/2034	1,149,130	0.0
873,776	(5)	Fannie Mae REMICS 2004-88 JH, 4.115%, (-1.000*US0001M + 6.600%), 06/25/2033	26,353	0.0
1,744,720	(5)	Fannie Mae REMICS 2005-75 SP, 4.265%, (-1.000*US0001M + 6.750%), 08/25/2035	256,703	0.0
3,490,957	(5)	Fannie Mae REMICS 2006-56 SM, 4.265%, (-1.000*US0001M + 6.750%), 07/25/2036	570,186	0.0
1,280,328	(5)	Fannie Mae REMICS 2007-21 SB, 3.915%, (-1.000*US0001M + 6.400%), 03/25/2037	135,444	0.0
1,647,510	(5)	Fannie Mae REMICS 2007-52 NS, 3.965%, (-1.000*US0001M + 6.450%), 06/25/2037	260,830	0.0
2,150,174	(5)	Fannie Mae REMICS 2007-85 SM, 3.975%, (-1.000*US0001M + 6.460%), 09/25/2037	333,257	0.0
492,140		Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	545,841	0.0
69,654	(5)	Fannie Mae REMICS 2010-112 SG, 3.875%, (-1.000*US0001M + 6.360%), 06/25/2021	874	0.0
1,740,950	(5)	Fannie Mae REMICS 2010-35 CS, 3.965%, (-1.000*US0001M + 6.450%), 04/25/2050	249,277	0.0
2,635,941		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,863,965	0.1
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,541,932	0.1
647,950		Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	665,216	0.0
132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	135,915	0.0

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

14,504,226	(5)	Fannie Mae REMICS 2011-47 GS, 3.445%, (-1.000*US0001M + 5.930%), 06/25/2041	2,063,361	0.0
3,970,372		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	4,122,616	0.1
8,145,002	(5)	Fannie Mae REMICS 2012-111 SL, 3.615%, (-1.000*US0001M + 6.100%), 05/25/2041	974,892	0.0
5,697,890		Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	5,872,320	0.1
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,006,085	0.1
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,255,165	0.1
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,812,921	0.1
1,058,948		Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,096,428	0.0
6,500,000		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,672,773	0.1
500,000		Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	501,780	0.0
2,700,000		Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,702,155	0.1
1,403,000		Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,533,977	0.0
1,187,998		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	1,175,946	0.0
12,238,312	(5)	Fannie Mae REMICS 2013-40 LS, 3.665%, (-1.000*US0001M + 6.150%), 05/25/2043	2,116,275	0.0
12,968,139	(5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	1,522,926	0.0
14,355,373	(5)	Fannie Mae REMICS 2014-15 SB, 4.165%, (-1.000*US0001M + 6.650%), 04/25/2044	2,867,538	0.1
12,416,701	(5)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	822,073	0.0
970,000		Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,007,972	0.0
11,323,161	(5)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	2,102,672	0.0
2,000,000		Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,073,270	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	4,984,278	0.1

4,804,330	(5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	868,599	0.0
10,762,389	(5)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,818,108	0.0
999,088		Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	1,003,182	0.0
9,623,557		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,567,164	0.2
63,656,667	(5)	Fannie Mae REMICS 2018-15 SC, 3.815%, (-1.000*US0001M + 6.300%), 03/25/2048	9,790,701	0.2
6,861,495		Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	6,798,236	0.1
32,744,711		Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	32,658,547	0.5
6,247,867		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,333,583	0.1
78,617,577	(5)	Fannie Mae REMICS 2018-86 SM, 3.715%, (-1.000*US0001M + 6.200%), 12/25/2048	12,088,191	0.2
69,542,609	(5)	Fannie Mae REMICS 2018-91 SB, 3.615%, (-1.000*US0001M + 6.100%), 12/25/2058	12,134,831	0.2
53		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	197	0.0
4,376,263		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,806,238	0.1
2,341,442	(5)	Fannie Mae Series 2013-72 YS, 3.665%, (-1.000*US0001M + 6.150%), 07/25/2033	359,600	0.0
323,452	(5)	FHLMC-GNMA 20 S, 6.415%, (-1.000*US0001M + 8.900%), 10/25/2023	34,375	0.0
699,889		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.786%, (US0001M + 0.300%), 12/25/2036	422,669	0.0
699,889	(5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.215%, (-1.000*US0001M + 6.700%), 12/25/2036	176,772	0.0
810,406		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	618,582	0.0
1,954,307	(1),(2)	Flagstar Mortgage Trust 2018-1 B1, 4.056%, 03/25/2048	1,996,031	0.0
2,291,425	(1),(2)	Flagstar Mortgage Trust 2018-1 B2, 4.056%, 03/25/2048	2,302,494	0.0
2,548,417	(1),(2)	Flagstar Mortgage Trust 2018-1 B3, 4.056%, 03/25/2048	2,509,500	0.1

See Accompanying Notes to Financial Statements

33

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

32,380,037		Freddie Mac 326 350, 3.500%, 03/15/2044	33,459,629	0.5
12,260,140	(5)	Freddie Mac 3510 AS, 3.926%, (-1.000*US0001M + 6.410%), 04/15/2037	2,133,377	0.0
10,584,031	(5)	Freddie Mac 4191 SA, 3.716%, (-1.000*US0001M + 6.200%), 03/15/2043	1,392,531	0.0
3,861,790		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,331,389	0.1
5,000,000		Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,058,240	0.1
973,577		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,095,968	0.0
465,494		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	519,661	0.0
141,101		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	154,160	0.0
130,977		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	141,538	0.0
897,858		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	991,068	0.0
182,329		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	199,547	0.0
201,337		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	206,621	0.0
363,711		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	399,334	0.0
142,768	(5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	32,431	0.0
902,366		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	965,946	0.0
186,661		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	208,489	0.0
1,338,846	(5)	Freddie Mac REMIC Trust 2866 GS, 4.116%, (-1.000*US0001M + 6.600%), 09/15/2034	50,583	0.0
555,944	(5)	Freddie Mac REMIC Trust 2883 SD, 4.216%, (-1.000*US0001M + 6.700%), 10/15/2034	23,748	0.0
271,496		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	292,708	0.0
381,597		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	409,537	0.0
7,521,552	(5)	Freddie Mac REMIC Trust 3045 DI, 4.246%, (-1.000*US0001M + 6.730%), 10/15/2035	1,240,062	0.0
18,381		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	18,382	0.0

1,372,253		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,503,204	0.0
256,649	(6),(7)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	251,859	0.0
1,848,227	(5)	Freddie Mac REMIC Trust 3171 PS, 4.001%, (-1.000*US0001M + 6.485%), 06/15/2036	252,190	0.0
8,271,920	(5)	Freddie Mac REMIC Trust 3199 S, 3.966%, (-1.000*US0001M + 6.450%), 08/15/2036	1,441,059	0.0
694,196		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	766,279	0.0
275,457		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	297,972	0.0
366,507	(2),(5)	Freddie Mac REMIC Trust 3524 LA, 5.386%, 03/15/2033	399,023	0.0
41,946		Freddie Mac REMIC Trust 3556 NT, 5.584%, (US0001M + 3.100%), 03/15/2038	42,991	0.0
7,533,781		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	8,297,238	0.1
682,142		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	762,264	0.0
1,662,640	(5)	Freddie Mac REMIC Trust 3710 SL, 3.516%, (-1.000*US0001M + 6.000%), 05/15/2036	42,886	0.0
530,814		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	588,444	0.0
20,537,046		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	20,812,175	0.3
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,023,647	0.0
356,855		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	384,580	0.0
1,913,308	(5)	Freddie Mac REMIC Trust 3856 KS, 4.066%, (-1.000*US0001M + 6.550%), 05/15/2041	304,512	0.0
1,691,157	(5)	Freddie Mac REMIC Trust 3925 SD, 3.566%, (-1.000*US0001M + 6.050%), 07/15/2040	173,310	0.0
10,610,425	(5)	Freddie Mac REMIC Trust 3925 SL, 3.566%, (-1.000*US0001M + 6.050%), 01/15/2041	1,131,393	0.0
448,678		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	480,628	0.0
2,230,902	(5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	229,322	0.0

See Accompanying Notes to Financial Statements

34

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,495,369	(5)	Freddie Mac REMIC Trust 4088 CS, 3.516%, (-1.000*US0001M + 6.000%), 08/15/2042	441,064	0.0
9,162,173	(5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	1,029,909	0.0
4,672,198	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	695,230	0.0
4,145,886		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,146,751	0.1
1,280,226		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,421,961	0.0
2,372,339	(5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	346,449	0.0
4,755,605		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,185,396	0.1
6,383,473		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,993,994	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,878,967	0.0
8,001,551	(5)	Freddie Mac REMIC Trust 4386 LS, 3.616%, (-1.000*US0001M + 6.100%), 09/15/2044	1,316,081	0.0
23		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	110	0.0
87		Freddie Mac REMICS 1022 K, 479.145%, 12/15/2020	136	0.0
58		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	218	0.0
56		Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	82	0.0
93		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	913	0.0
71		Freddie Mac REMICS 1159 D, 912.785%, 11/15/2021	512	0.0
38		Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	100	0.0
25		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	220	0.0
10,830	(5)	Freddie Mac REMICS 1368 S, 7.016%, (-1.000*US0001M + 9.500%), 08/15/2022	335	0.0
9		Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	35	0.0
96,545	(5)	Freddie Mac REMICS 2074 S, 6.218%, (-1.000*US0001M + 8.700%), 07/17/2028	9,436	0.0

108,556	(5)	Freddie Mac REMICS 2232 SA, 6.118%, (-1.000*US0001M + 8.600%), 05/17/2030	7,284	0.0
29,000	(5)	Freddie Mac REMICS 2301 SP, 6.766%, (-1.000*US0001M + 9.250%), 04/15/2031	3,545	0.0
2,497,719	(5)	Freddie Mac REMICS 2953 LS, 4.216%, (-1.000*US0001M + 6.700%), 12/15/2034	167,030	0.0
2,475,353	(5)	Freddie Mac REMICS 2993 GS, 3.666%, (-1.000*US0001M + 6.150%), 06/15/2025	173,765	0.0
1,087,263	(5)	Freddie Mac REMICS 3006 SI, 4.256%, (-1.000*US0001M + 6.740%), 07/15/2035	167,105	0.0
1,168,666	(5)	Freddie Mac REMICS 3006 YI, 4.256%, (-1.000*US0001M + 6.740%), 07/15/2035	191,165	0.0
37,911	(5)	Freddie Mac REMICS 3034 SE, 4.216%, (-1.000*US0001M + 6.700%), 09/15/2035	638	0.0
7,307,017	(5)	Freddie Mac REMICS 3213 JS, 4.716%, (-1.000*US0001M + 7.200%), 09/15/2036	1,473,671	0.0
1,599,681	(5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	30,959	0.0
5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,280,064	0.1
20,355,598		Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	22,705,218	0.3
6,092,905		Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	6,813,074	0.1
1,900,000		Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,094,492	0.0
673,267		Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	821,137	0.0
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	566,509	0.0
2,350,000		Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,738,503	0.1
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,323,841	0.1
8,978,321		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	9,692,287	0.2
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,130,785	0.1

See Accompanying Notes to Financial Statements

35

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,156,385	0.1
420,000		Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	479,907	0.0
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,603,344	0.0
2,661,691		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	2,717,231	0.1
11,081,740	(5)	Freddie Mac REMICS 4057 SN, 4.166%, (-1.000*US0001M + 6.650%), 12/15/2041	1,769,683	0.0
3,628,389	(5)	Freddie Mac REMICS 4090 SN, 4.216%, (-1.000*US0001M + 6.700%), 08/15/2032	556,706	0.0
2,180,445		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,229,668	0.0
2,128,000		Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,336,862	0.0
310,000		Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	306,535	0.0
36,715,622	(5)	Freddie Mac REMICS 4301 SD, 3.616%, (-1.000*US0001M + 6.100%), 07/15/2037	5,418,271	0.1
3,124,000		Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,242,928	0.1
1,216,303		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,223,936	0.0
2,913,000		Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	2,881,225	0.1
35,968,737	(5)	Freddie Mac REMICS 4574 ST, 3.516%, (-1.000*US0001M + 6.000%), 04/15/2046	5,981,623	0.1
7,820,210		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	8,018,400	0.1
1,022,019		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	1,044,961	0.0
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,714,720	0.1
11,124,083		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	11,949,234	0.2
7,364,704		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,415,023	0.1
5,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	6,632,761	0.1

750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	828,525	0.0
4,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.936%, (US0001M + 3.450%), 10/25/2029	5,193,249	0.1
13,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	13,840,926	0.2
10,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.136%, (US0001M + 2.650%), 12/25/2029	10,487,944	0.2
12,620,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	12,814,689	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	8,995,181	0.1
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	1,804,317	0.0
1,182,317	(2)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.958%, 07/25/2033	1,252,857	0.0
3,656,664	(1),(2)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,727,305	0.1
13,969	(5)	Ginnie Mae 2000-22 SD, 7.318%, (-1.000*US0001M + 9.800%), 05/16/2030	215	0.0
2,391,627	(5)	Ginnie Mae 2005-37 SI, 3.662%, (-1.000*US0001M + 6.150%), 05/20/2035	315,788	0.0
2,337,672	(5)	Ginnie Mae 2007-23 ST, 3.712%, (-1.000*US0001M + 6.200%), 04/20/2037	272,190	0.0
2,677,469	(5)	Ginnie Mae 2007-40 SE, 4.262%, (-1.000*US0001M + 6.750%), 07/20/2037	450,210	0.0
1,814,648	(5)	Ginnie Mae 2007-7 EI, 3.712%, (-1.000*US0001M + 6.200%), 02/20/2037	271,797	0.0
6,474,089	(5)	Ginnie Mae 2010-11 SA, 3.938%, (-1.000*US0001M + 6.420%), 01/16/2040	1,072,092	0.0
2,811,598	(5)	Ginnie Mae 2010-14 SB, 4.312%, (-1.000*US0001M + 6.800%), 11/20/2035	468,915	0.0
2,400,130	(5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	405,465	0.0
1,084,149		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	996,237	0.0

See Accompanying Notes to Financial Statements

36

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,990,041		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,204,523	0.0
79,870,060	(5)	Ginnie Mae 2018-167 CS, 3.612%, (-1.000*US0001M + 6.100%), 12/20/2048	9,909,846	0.2
802,396	(5)	Ginnie Mae Series 2005-7 AH, 4.288%, (-1.000*US0001M + 6.770%), 02/16/2035	120,650	0.0
14,327,760	(5)	Ginnie Mae Series 2007-41 SL, 4.212%, (-1.000*US0001M + 6.700%), 07/20/2037	2,715,323	0.1
1,523,787	(5)	Ginnie Mae Series 2008-2 SW, 4.062%, (-1.000*US0001M + 6.550%), 01/20/2038	281,618	0.0
930,702	(5)	Ginnie Mae Series 2008-35 SN, 3.912%, (-1.000*US0001M + 6.400%), 04/20/2038	118,693	0.0
524,512	(5)	Ginnie Mae Series 2008-40 PS, 4.018%, (-1.000*US0001M + 6.500%), 05/16/2038	83,321	0.0
1,281,704	(5)	Ginnie Mae Series 2009-25 KS, 3.712%, (-1.000*US0001M + 6.200%), 04/20/2039	193,993	0.0
1,040,581		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,120,857	0.0
1,117,632		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,209,396	0.0
2,584,753	(5)	Ginnie Mae Series 2009-33 SN, 3.812%, (-1.000*US0001M + 6.300%), 05/20/2039	106,041	0.0
11,381,180		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,072,746	0.2
2,239,960		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,392,216	0.0
363,339	(5)	Ginnie Mae Series 2009-43 HS, 3.712%, (-1.000*US0001M + 6.200%), 06/20/2038	13,455	0.0
3,197,938		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,261,420	0.1
2,633,718	(5)	Ginnie Mae Series 2010-116 NS, 4.168%, (-1.000*US0001M + 6.650%), 09/16/2040	391,506	0.0
7,157,910	(5)	Ginnie Mae Series 2010-116 SK, 4.132%, (-1.000*US0001M + 6.620%), 08/20/2040	1,186,464	0.0
11,863,391	(5)	Ginnie Mae Series 2010-149 HS, 3.618%, (-1.000*US0001M + 6.100%), 05/16/2040	1,094,810	0.0
480,000		Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	516,236	0.0

1,803,119	(5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	558,269	0.0
2,084,318	(5)	Ginnie Mae Series 2010-68 MS, 3.362%, (-1.000*US0001M + 5.850%), 06/20/2040	303,166	0.0
5,587,682	(5)	Ginnie Mae Series 2011-72 SA, 2.868%, (-1.000*US0001M + 5.350%), 05/16/2041	742,642	0.0
7,204,622	(5)	Ginnie Mae Series 2011-73 LS, 4.202%, (-1.000*US0001M + 6.690%), 08/20/2039	563,478	0.0
160,671		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	162,504	0.0
1,525,294	(5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	164,136	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,430,924	0.0
10,377,007	(5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,996,982	0.0
851,676		Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	834,894	0.0
2,601,881	(5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	236,313	0.0
6,281,760	(5)	Ginnie Mae Series 2014-185 SB, 3.112%, (-1.000*US0001M + 5.600%), 12/20/2044	838,809	0.0
6,418,440	(5)	Ginnie Mae Series 2014-3 QS, 3.662%, (-1.000*US0001M + 6.150%), 03/20/2043	784,068	0.0
10,731,948	(5)	Ginnie Mae Series 2014-3 SU, 3.562%, (-1.000*US0001M + 6.050%), 07/20/2039	1,616,491	0.0
9,425,311	(5)	Ginnie Mae Series 2014-56 SP, 3.718%, (-1.000*US0001M + 6.200%), 12/16/2039	1,305,466	0.0
11,145,230	(5)	Ginnie Mae Series 2014-58 SG, 3.118%, (-1.000*US0001M + 5.600%), 04/16/2044	1,492,698	0.0
2,414,968		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,428,293	0.0
8,167,678		Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	8,283,365	0.1
6,305,312		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	6,451,860	0.1
4,419		GSR Mortgage Loan Trust 2005-5F 8A1, 2.986%, (US0001M + 0.500%), 06/25/2035	4,223	0.0

See Accompanying Notes to Financial Statements

37

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

268,455		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	243,526	0.0
2,979,499		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	2,852,300	0.1
192,306		HomeBanc Mortgage Trust 2004-1 2A, 3.346%, (US0001M + 0.860%), 08/25/2029	184,877	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.956%, (US0001M + 0.470%), 10/25/2035	1,966,451	0.0
1,399,650		Impac CMB Trust Series 2005-1 M1, 3.176%, (US0001M + 0.690%), 04/25/2035	1,383,401	0.0
2,007,045		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.696%, (US0001M + 0.210%), 04/25/2046	1,866,712	0.0
2,929,773		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.696%, (US0001M + 0.210%), 02/25/2046	2,511,680	0.1
344,657	(1),(2)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.810%, 03/26/2036	341,621	0.0
2,200,000	(1),(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	2,226,787	0.0
431,249		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	342,722	0.0
2,699,997	(2)	JP Morgan Mortgage Trust 2005-A4 B1, 4.334%, 07/25/2035	2,687,063	0.1
4,456,276	(1),(2)	JP Morgan Mortgage Trust 2016-1 B3, 3.874%, 05/25/2046	4,438,956	0.1
3,577,952	(1),(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	3,601,340	0.1
2,044,407	(1),(2)	JP Morgan Mortgage Trust 2017-3 B2, 3.863%, 08/25/2047	2,047,941	0.0
1,463,361	(1),(2)	JP Morgan Mortgage Trust 2017-6 B3, 3.845%, 12/25/2048	1,370,846	0.0
2,113,345	(1),(2)	JP Morgan Mortgage Trust 2018-1 B1, 3.768%, 06/25/2048	2,107,722	0.0
2,034,278	(1),(2)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	2,003,097	0.0
2,685,364	(1),(2)	JP Morgan Mortgage Trust 2018-1 B3, 3.768%, 06/25/2048	2,545,890	0.1
2,596,545	(1),(2)	JP Morgan Mortgage Trust 2018-3 B1, 3.781%, 09/25/2048	2,592,227	0.1
2,234,788	(1),(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	2,146,379	0.0

1,787,266	(1),(2)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,784,070	0.0
2,995,863	(1),(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	2,961,102	0.1
4,437,055	(1),(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	4,500,974	0.1
3,258,476	(1),(2)	JP Morgan Mortgage Trust 2019-1 B1, 4.544%, 05/25/2049	3,422,491	0.1
8,813,120,104	(1),(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	12,406,229	0.2
17,127,547	(5)	Lehman Mortgage Trust 2006-7 2A4, 4.065%, (-1.000*US0001M + 6.550%), 11/25/2036	4,349,261	0.1
12,240,500	(5)	Lehman Mortgage Trust 2006-9 2A5, 4.135%, (-1.000*US0001M + 6.620%), 01/25/2037	2,844,201	0.1
1,506,045		Lehman XS Trust Series 2005-5N 1A2, 2.846%, (US0001M + 0.360%), 11/25/2035	1,421,568	0.0
4,966,368		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,016,081	0.1
2,875,064	(1),(2)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	3,038,152	0.1
7,649,551	(1),(2)	OBX 2019-INV1 A3 Trust, 4.500%, 11/25/2048	7,852,834	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.986%, (US0001M + 0.500%), 11/25/2035	8,997,747	0.1
189,214		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	172,266	0.0
9,704,475		Seasoned Credit Risk Transfer Trust Series 2018-2 MV, 3.500%, 11/25/2057	9,847,748	0.2
1,862,030	(1),(2)	Sequoia Mortgage Trust 2014-3 B3, 3.933%, 10/25/2044	1,910,713	0.0
1,890,563	(1),(2)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	1,930,228	0.0
1,875,630	(1),(2)	Sequoia Mortgage Trust 2015-2 B3, 3.742%, 05/25/2045	1,819,329	0.0
1,632,792	(1),(2)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,565,665	0.0
3,300,000	(1),(2)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,355,449	0.1

See Accompanying Notes to Financial Statements

38

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,395,307	(1),(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,436,761	0.1
6,443,809	(1),(2)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.501%, 02/25/2048	6,879,764	0.1
2,654,716	(1),(2)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.501%, 02/25/2048	2,790,293	0.1
5,332,000	(1),(2)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	5,664,193	0.1
3,105,320	(1),(2)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	3,155,660	0.1
2,923,345	(1),(2)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	2,988,612	0.1
1,937,388	(1),(2)	Shellpoint Co-Originator Trust 2017-2 B2, 3.734%, 10/25/2047	1,872,089	0.0
51,998	(2)	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 4.458%, 09/25/2034	52,838	0.0
1,360,000	(1),(2)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,355,444	0.0
1,773,000	(1),(2)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,779,292	0.0
1,231,000	(1),(2)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,276,588	0.0
2,966,445	(1),(2)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	2,991,988	0.1
1,292,768	(2)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.597%, 10/20/2035	1,300,378	0.0
438,174	(2)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.325%, 10/25/2036	402,858	0.0
6,996,941	(2)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	7,179,588	0.1
3,464,117		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.996%, (US0001M + 0.510%), 08/25/2045	3,460,290	0.1
98,197,752	(2),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.678%, 08/25/2045	2,607,023	0.0
2,651,331		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.976%, (US0001M + 0.490%), 10/25/2045	2,634,635	0.1
488,633	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.905%, 10/25/2036	474,832	0.0

1,095,175	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.644%, 11/25/2036	1,040,191	0.0
1,327,058	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.849%, 12/25/2036	1,232,952	0.0
3,068,015	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.849%, 12/25/2036	2,850,453	0.1
1,893,104	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.674%, 12/25/2036	1,830,722	0.0
1,761,881	(2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.899%, 08/25/2046	1,678,872	0.0
2,429,502	(2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	2,391,061	0.0
576,729	(2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.585%, 03/25/2037	536,417	0.0
1,609,331	(2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.297%, 04/25/2037	1,464,307	0.0
2,048,532		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.386%, (US0001M + 0.900%), 11/25/2035	1,685,284	0.0
1,868,097		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,709,175	0.0
1,284,418		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,235,948	0.0
540,308		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	522,863	0.0
5,074,817		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.357%, (12MTA + 0.960%), 08/25/2046	3,777,583	0.1
864,996		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.716%, (US0001M + 0.230%), 01/25/2047	784,348	0.0

See Accompanying Notes to Financial Statements

39

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,792,009		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.806%, (US0001M + 0.320%), 01/25/2047	1,638,937	0.0
1,251,118		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.916%, (US0001M + 0.430%), 06/25/2037	1,032,995	0.0
1,384,938		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,298,767	0.0
544,095	(2)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.170%, 04/25/2036	536,569	0.0
1,853,112	(1),(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	1,818,147	0.0

	Total Collateralized Mortgage Obligations (Cost $1,133,641,250)		1,167,258,222	17.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
20,205,000	(2),(5)	Banc of America Commercial Mortgage Trust 2017-BNK3 XB, 0.630%, 02/15/2050	886,902	0.0
4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.584%, (US0001M + 2.100%), 09/15/2035	4,350,637	0.1
25,095,898	(2),(5)	BANK 2017-BNK4 XA, 1.439%, 05/15/2050	2,061,420	0.0
9,830,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	10,071,488	0.1
4,880,000	(2)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	5,022,549	0.1
167,655,000	(2),(5)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	2,318,618	0.0
103,400,444	(2),(5)	BANK 2018-BNK14 XA, 0.526%, 09/15/2060	3,885,882	0.1
19,110,000	(1),(2),(5)	BANK 2018-BNK14 XD, 1.599%, 09/15/2060	2,401,964	0.0
24,826,464	(2),(5)	BANK 2019-BNK16 XA, 0.970%, 02/15/2052	1,834,971	0.0
92,840,000	(1),(2),(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	3,425,025	0.1
2,400,000	(1)	BDS 2018-FL2 D, 5.034%, (US0001M + 2.550%), 08/15/2035	2,397,003	0.0
153,675	(1),(2)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	153,173	0.0
6,814,000	(1),(2)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.886%, 02/13/2042	6,921,665	0.1
110,298,786	(2),(5)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	5,669,931	0.1
36,750,151	(2),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.049%, 03/15/2052	3,057,260	0.0

2,680,000	(1)	BX Trust 2018-GW D, 4.254%, (US0001M + 1.770%), 05/15/2035	2,684,741	0.0
3,580,000	(1)	BX Trust 2018-GW E, 4.454%, (US0001M + 1.970%), 05/15/2035	3,591,018	0.1
6,050,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE D, 4.234%, (US0001M + 1.750%), 12/15/2037	6,077,162	0.1
5,470,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	5,517,533	0.1
3,340,000	(2)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.394%, 11/15/2050	3,448,161	0.1
93,877,770	(2),(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	5,918,787	0.1
25,159,849	(2),(5)	CD 2016-CD1 Mortgage Trust XA, 1.422%, 08/10/2049	1,959,751	0.0
45,113,000	(1),(2),(5)	CD 2016-CD1 Mortgage Trust XB, 0.681%, 08/10/2049	2,074,314	0.0
33,999,441	(2),(5)	CD 2017-CD4 Mortgage Trust XA, 1.318%, 05/10/2050	2,597,010	0.0
4,280,000	(2)	CD 2017-CD6 Mortgage Trust C, 4.269%, 11/13/2050	4,336,537	0.1
4,139,000	(2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.112%, 11/10/2046	4,404,690	0.1
3,910,000	(1),(2)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.097%, 03/10/2047	4,093,462	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	3,004,762	0.0
41,272,071	(2),(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.992%, 07/10/2049	4,311,842	0.1
83,127,052	(2),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.117%, 10/12/2050	5,681,210	0.1
3,940,000	(2)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.270%, 09/15/2050	3,938,149	0.1
40,486,539	(2),(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.925%, 09/15/2050	2,491,311	0.0
89,062,271	(2),(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.602%, 06/10/2051	4,492,907	0.1
4,903,943	(2),(5)	COMM 2012-CR1 XA, 1.866%, 05/15/2045	231,177	0.0
29,365,125	(2),(5)	COMM 2012-CR2 XA, 1.649%, 08/15/2045	1,297,759	0.0
34,557,233	(2),(5)	COMM 2012-CR4 XA, 1.769%, 10/15/2045	1,723,923	0.0
27,260,000	(1),(2),(5)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	555,815	0.0

See Accompanying Notes to Financial Statements

40

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

49,413,108	(1),(2),(5)	COMM 2012-LC4 XA, 2.107%, 12/10/2044	2,361,156	0.0
146,144,680	(2),(5)	COMM 2013-CCRE13 XA, 0.800%, 11/10/2046	4,683,484	0.1
137,180,694	(1),(2),(5)	COMM 2015-PC1 XA, 0.709%, 07/10/2050	3,978,569	0.1
920,000	(2)	COMM 2016-COR1 C, 4.387%, 10/10/2049	933,327	0.0
69,364,069	(2),(5)	COMM 2016-CR28 XA, 0.663%, 02/10/2049	2,423,546	0.0
36,305,710	(2),(5)	COMM 2017-COR2 XA, 1.178%, 09/10/2050	2,859,964	0.0
4,340,000	(1),(2)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.112%, 11/15/2050	4,049,900	0.1
11,910,000	(1)	CSWF 2018-TOP E, 4.734%, (US0001M + 2.250%), 08/15/2035	11,928,611	0.2
8,400,000	(1)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	8,420,848	0.1
7,065,000	(1),(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	6,925,779	0.1
4,460,000	(1),(2)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	4,026,281	0.1
16,840,000	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.279%, 08/25/2020	1,051,720	0.0
77,599,012	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	3,791,713	0.1
42,047,111	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,281,363	0.0
20,890,903	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.968%, 07/25/2040	1,257,302	0.0
31,879,545	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.595%, 05/25/2041	1,842,328	0.0
32,460,000	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,212,031	0.0
24,025,233	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.629%, 07/25/2019	68,761	0.0
42,614,374	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.330%, 11/25/2019	237,268	0.0
155,247,389	(2),(5)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.706%, 12/25/2022	2,202,945	0.0
201,204,541	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	421,946	0.0

4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 4.034%, (US0001M + 1.550%), 07/15/2035	4,537,652	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.584%, (US0001M + 2.100%), 07/15/2035	4,360,700	0.1
3,400,000	(1),(2)	GS Mortgage Securities Trust 2010-C2 D, 5.182%, 12/10/2043	3,494,163	0.1
8,190,000	(1),(2)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	8,137,836	0.1
3,710,000	(1),(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,584,601	0.1
21,353,857	(2),(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.195%, 05/10/2045	888,288	0.0
48,089,924	(2),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.043%, 11/10/2046	1,945,473	0.0
103,317,968	(2),(5)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.608%, 08/10/2046	2,396,057	0.0
67,259,337	(2),(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.989%, 06/10/2047	2,378,568	0.0
3,936,000	(2)	GS Mortgage Securities Trust 2015-FRR1 K3B, 5.191%, 06/27/2041	3,919,274	0.1
82,651,067	(2),(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.585%, 11/10/2049	2,540,545	0.0
70,181,198	(2),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.047%, 05/10/2050	4,925,899	0.1
78,597,483	(2),(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	6,062,585	0.1
14,589	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.738%, 05/15/2041	14,556	0.0
17,385,000	(1),(2),(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.335%, 12/15/2047	204,255	0.0
1,010,254	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.362%, 06/12/2041	1,013,742	0.0
2,400,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.536%, 07/15/2046	2,496,118	0.0
4,500,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,436,180	0.1
77,764,857	(2),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	2,502,395	0.0

See Accompanying Notes to Financial Statements

41

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

94,772,088	(2),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.749%, 12/15/2049	3,481,718	0.1
7,263,797	(1),(2)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	7,472,257	0.1
2,670,000	(2)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.892%, 01/15/2047	2,808,047	0.0
14,602,444	(2),(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.057%, 04/15/2047	285,370	0.0
38,963,831	(2),(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.063%, 01/15/2048	1,534,388	0.0
1,575,677	(2),(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.116%, 10/15/2048	64,157	0.0
19,573,657	(2),(5)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.316%, 07/15/2050	1,214,651	0.0
1,153,498	(1),(2)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.778%, 02/15/2040	1,153,950	0.0
776,889	(1),(2)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	789,081	0.0
4,687,837	(1),(2),(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.490%, 11/15/2038	21,831	0.0
50,740,159	(1),(2),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.110%, 03/10/2050	2,224,907	0.0
4,340,000	(1),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.909%, 11/15/2046	4,434,249	0.1
106,977,390	(2),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.095%, 12/15/2047	3,710,136	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,673,822	0.2
3,090,000	(1),(2)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	3,208,660	0.0
1,300,000	(1),(2)	Morgan Stanley Capital I Trust 2011-C1 E, 5.376%, 09/15/2047	1,350,959	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,938,384	0.2
4,670,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	3,917,597	0.1
46,710,509	(2),(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	2,587,617	0.0

5,110,470	(1)	SLIDE 2018-FUN D, 4.334%, (US0001M + 1.850%), 06/15/2031	5,122,334	0.1
4,320,000	(1)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	4,250,517	0.1
4,900,000	(1)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.384%, (US0001M + 1.900%), 02/15/2035	4,890,771	0.1
48,198,607	(2),(5)	Wells Fargo Commercial Mortgage Trust 2016-C33 XA, 1.769%, 03/15/2059	4,093,127	0.1
4,830,000	(2)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.333%, 10/15/2050	4,862,078	0.1
1,264,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,058,120	0.0
6,000,000	(1),(6),(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	4,917,529	0.1
14,088,799	(1),(2),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.833%, 08/15/2045	679,996	0.0
10,936,842	(1),(2),(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.882%, 11/15/2045	597,923	0.0
12,946,000	(1),(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	10,782,036	0.2
15,262,667	(1),(2)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	7,704,994	0.1
56,668,011	(2),(5)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.736%, 09/15/2046	1,341,615	0.0
3,920,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,446,914	0.1
88,884,759	(2),(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.886%, 11/15/2047	3,215,575	0.0

	Total Commercial Mortgage-Backed Securities (Cost $376,265,896)		381,523,548	5.6

ASSET-BACKED SECURITIES: 10.8%
		Automobile Asset-Backed Securities: 0.6%
400,000		AmeriCredit Automobile Receivables 2015-4 D, 3.720%, 12/08/2021	404,040	0.0
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	6,120,097	0.1
8,440,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,550,983	0.1
750,000		CarMax Auto Owner Trust 2017-4 D, 3.300%, 05/15/2024	747,388	0.0
1,500,000		Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	1,532,968	0.0

See Accompanying Notes to Financial Statements

42

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

600,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	598,938	0.0
1,450,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,447,861	0.0
1,550,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,546,731	0.0
298,382		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	298,731	0.0
500,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	501,743	0.0
9,100,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,255,397	0.2
1,940,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,936,375	0.1
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	799,499	0.0
4,150,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,196,871	0.1
			37,937,622	0.6

		Credit Card Asset-Backed Securities: 0.0%
600,000		Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	595,830	0.0

		Home Equity Asset-Backed Securities: 0.3%
7,495,790		Freddie Mac Structured Pass Through Certificates T-31 A7, 2.611%, (US0001M + 0.250%), 05/25/2031	7,449,523	0.1
6,893,471	(2)	GSAA Home Equity Trust 2006-4 4A3, 4.191%, 03/25/2036	5,655,992	0.1
4,110,516	(2)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	2,660,506	0.0
308,375	(2)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.948%, 12/25/2036	259,067	0.0
1,106,806		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.646%, (US0001M + 0.160%), 02/25/2037	991,896	0.0
1,347,591		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.716%, (US0001M + 0.230%), 02/25/2037	1,218,527	0.0
1,429,925		RASC Series 2001-KS1 AI6 Trust, 6.349%, 03/25/2032	1,315,143	0.0
3,430,445	(2)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	3,556,994	0.1
			23,107,648	0.3

		Other Asset-Backed Securities: 8.9%
10,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.587%, (US0003M + 1.260%), 01/15/2032	9,962,550	0.1
5,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A CRR, 4.671%, (US0003M + 2.300%), 01/15/2032	4,920,985	0.1
3,941,019	(1),(8)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	3,951,327	0.1
1,415,063	(1),(8)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,412,176	0.0
3,250,059	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,254,874	0.0
9,628,133	(1),(2)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	9,799,852	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 4.277%, (US0003M + 1.490%), 10/15/2028	2,931,984	0.0
1,086,917	(1),(2),(4),(5)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.867%, (US0003M + 1.080%), 04/15/2031	3,859,186	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 4.587%, (US0003M + 1.800%), 04/15/2031	481,813	0.0
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 4.017%, (US0003M + 1.230%), 01/15/2030	9,752,220	0.1
3,620,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.961%, (US0003M + 2.200%), 07/20/2025	3,619,891	0.1
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 4.130%, (US0003M + 1.350%), 07/18/2029	3,831,300	0.1
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 4.061%, (US0003M + 1.300%), 07/20/2029	6,250,484	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 4.111%, (US0003M + 1.350%), 07/20/2030	1,617,564	0.0
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 4.037%, (US0003M + 1.250%), 07/15/2029	8,769,877	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.961%, (US0003M + 1.200%), 01/20/2031	7,296,622	0.1
3,190,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 4.277%, (US0003M + 1.490%), 01/15/2029	3,190,351	0.0

See Accompanying Notes to Financial Statements

43

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.911%, (US0003M + 1.150%), 04/20/2031	4,831,785	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 5.297%, (US0003M + 2.500%), 04/13/2027	4,069,906	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 4.191%, (US0003M + 1.430%), 10/20/2029	3,269,928	0.0
4,250,000	(1)	Burnham Park Clo Ltd. 2016-1A CR, 4.911%, (US0003M + 2.150%), 10/20/2029	4,218,040	0.1
10,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.916%, (US0003M + 1.140%), 01/20/2031	9,898,520	0.1
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.734%, (US0003M + 1.050%), 05/15/2031	691,813	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.903%, (US0003M + 1.130%), 04/17/2031	3,145,655	0.0
6,250,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.997%, (US0003M + 2.200%), 01/14/2032	6,120,294	0.1
4,300,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.951%, (US0003M + 2.350%), 06/09/2030	4,239,946	0.1
3,500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 5.022%, (US0003M + 2.250%), 07/23/2030	3,410,767	0.1
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 4.023%, (US0003M + 1.250%), 10/17/2030	3,523,477	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 3.086%, (US0001M + 0.600%), 07/25/2033	36,289	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.990%, (US0003M + 1.210%), 10/18/2030	4,033,071	0.1
3,660,000	(1)	CIFC Funding 2016-1A A, 4.241%, (US0003M + 1.480%), 10/21/2028	3,660,556	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 5.111%, (US0003M + 2.350%), 04/20/2030	2,135,612	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 4.029%, (US0003M + 1.250%), 10/24/2030	7,396,389	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.953%, (US0003M + 1.180%), 11/16/2030	2,985,945	0.0

4,675,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 4.761%, (US0003M + 2.000%), 10/20/2028	4,642,897	0.1
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	7,197,615	0.1
11,206,217		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.636%, (US0001M + 0.150%), 10/25/2036	9,661,146	0.1
4,516,800	(1)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	4,521,879	0.1
4,750,000	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,779,711	0.1
2,450,000	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,461,025	0.0
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.941%, (US0003M + 1.180%), 10/20/2030	4,180,441	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.997%, (US0003M + 1.210%), 10/15/2030	6,979,021	0.1
2,917,500	(1)	Domino's Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	3,014,565	0.0
640,250	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	634,313	0.0
2,382,000	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,423,947	0.0
2,332,375	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,381,986	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 4.137%, (US0003M + 1.350%), 04/15/2028	6,605,841	0.1
6,410,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.987%, (US0003M + 2.200%), 04/15/2028	6,360,887	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.884%, (US0003M + 1.200%), 08/15/2030	5,565,295	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 4.011%, (US0003M + 1.250%), 01/20/2030	7,808,760	0.1
4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,382,310	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.999%, (US0003M + 1.220%), 07/24/2030	4,238,512	0.1

See Accompanying Notes to Financial Statements

44

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.987%, (US0003M + 1.200%), 10/15/2030	2,485,982	0.0
11,150,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.781%, (US0003M + 1.020%), 04/20/2031	10,980,899	0.2
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.977%, (US0003M + 1.190%), 10/15/2030	2,285,043	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.911%, (US0003M + 1.150%), 11/28/2030	6,972,455	0.1
4,954,085	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	5,172,977	0.1
1,822,721	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,870,152	0.0
1,727,984	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,755,433	0.0
4,226,538	(1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	4,318,766	0.1
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 4.332%, (US0001M + 1.850%), 07/17/2037	1,245,252	0.0
4,595,562	(1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,771,152	0.1
3,342,388	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,372,087	0.0
6,000,000	(1),(9)	KKR CLO 21 A Ltd., 3.787%, (US0003M + 1.000%), 04/15/2031	5,900,982	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 4.011%, (US0003M + 1.250%), 01/20/2031	5,928,636	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 3.816%, (US0003M + 1.040%), 07/20/2031	1,851,592	0.0
4,250,000	(1)	LCM XVI L.P. 16A CR2, 4.937%, (US0003M + 2.150%), 10/15/2031	4,240,471	0.1
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.981%, (US0003M + 1.220%), 04/20/2031	4,884,670	0.1
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 4.161%, (US0003M + 1.400%), 10/20/2029	5,407,835	0.1
4,500,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.972%, (US0003M + 2.200%), 07/23/2029	4,446,441	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.965%, (US0003M + 2.200%), 01/27/2026	5,399,806	0.1

1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.561%, (US0003M + 1.800%), 04/20/2030	1,356,215	0.0
1,100,000	(1),(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,091,144	0.0
3,200,000	(1),(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,108,055	0.0
2,482,000	(1),(2)	Mill City Mortgage Trust 2015-2 B2, 3.872%, 09/25/2057	2,461,528	0.0
1,500,000	(1),(4)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,499,400	0.0
6,076,125	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	6,109,981	0.1
9,958,641	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	10,105,327	0.1
2,086,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,070,590	0.0
3,541,122	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,533,200	0.1
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.623%, (US0003M + 1.850%), 04/17/2027	2,466,895	0.0
11,500,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.029%, (US0003M + 2.250%), 10/24/2030	11,192,904	0.2
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 4.081%, (US0003M + 1.320%), 03/17/2030	9,472,841	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 4.137%, (US0003M + 1.350%), 07/15/2029	2,966,040	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 4.162%, (US0003M + 1.375%), 07/15/2029	5,417,836	0.1
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 4.111%, (US0003M + 1.350%), 07/19/2030	3,979,267	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.094%, (US0003M + 1.410%), 08/15/2029	5,671,048	0.1
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.903%, (US0003M + 1.130%), 01/17/2031	3,519,651	0.1
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 4.046%, (US0003M + 1.270%), 07/20/2030	2,187,810	0.0

See Accompanying Notes to Financial Statements

45

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 4.126%, (US0003M + 1.350%), 07/20/2030	4,315,731	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.810%, (US0003M + 1.030%), 04/18/2031	9,851,060	0.1
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.587%, (US0003M + 2.800%), 10/15/2025	5,904,066	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 4.187%, (US0003M + 1.400%), 04/15/2026	6,460,274	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.637%, (US0003M + 1.850%), 04/15/2026	3,836,948	0.1
1,000,000	(1),(9)	Palmer Square Loan Funding 2018-2A C Ltd., 4.737%, (US0003M + 1.950%), 07/15/2026	962,192	0.0
6,169,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,283,086	0.1
710,926	(2)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.883%, 01/25/2036	706,558	0.0
4,000,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	4,000,663	0.1
4,300,000	(1),(2)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,396,099	0.1
2,000,000	(1),(2)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,109,848	0.0
3,400,000	(1),(2)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	3,487,904	0.1
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	5,167,452	0.1
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,593,252	0.0
7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	7,010,888	0.1
4,000,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	4,058,205	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,757,120	0.1
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	10,219,906	0.2
348,833	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	347,415	0.0
670,689	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	670,758	0.0

4,899,358	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	5,068,225	0.1
7,320,000	(1)	Symphony CLO Ltd. 2012-9A AR, 4.229%, (US0003M + 1.450%), 10/16/2028	7,321,523	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 5.297%, (US0003M + 2.500%), 07/14/2026	3,079,914	0.0
5,952,968	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	6,088,605	0.1
6,134,625	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,422,687	0.1
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,481,327	0.1
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 4.010%, (US0003M + 1.230%), 10/18/2030	6,950,902	0.1
12,000,000	(1)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.608%, (US0003M + 2.150%), 10/20/2030	11,599,608	0.2
12,250,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.926%, (US0003M + 1.190%), 11/01/2031	12,236,451	0.2
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	7,024,918	0.1
7,500,000	(1)	Tiaa Clo III Ltd 2017-2A A, 3.929%, (US0003M + 1.150%), 01/16/2031	7,427,527	0.1
1,400,000	(1),(2)	Towd Point Mortgage Trust 2015-2 1B1, 3.776%, 11/25/2060	1,415,795	0.0
2,640,000	(1),(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.538%, 11/25/2057	2,803,234	0.0
4,346,000	(1),(2)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,157,529	0.1
3,200,000	(1),(2)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,214,280	0.0
2,200,000	(1),(2)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,170,731	0.0
9,525,000	(1),(2)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	8,820,043	0.1
4,000,000	(1),(2)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	3,929,202	0.1
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,049,884	0.0
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	1,476,869	0.0

See Accompanying Notes to Financial Statements

46

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,975,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,949,542	0.0
3,643,875	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,596,942	0.1
			604,336,726	8.9

		Student Loan Asset-Backed Securities: 1.0%
1,248,238	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,269,438	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,242,007	0.0
1,000,000	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	1,003,041	0.0
9,502,000	(1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	9,715,502	0.1
854,726	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	855,966	0.0
1,222,051	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,218,046	0.0
2,828,071	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,794,622	0.0
467,324	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	453,842	0.0
546,161	(1),(2)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	555,681	0.0
430,626	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	434,887	0.0
744,815	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	739,021	0.0
4,400,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.084%, (US0001M + 1.600%), 10/15/2031	4,532,715	0.1
3,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	3,059,883	0.1
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,563,524	0.0
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,405,643	0.0
1,009,461	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	994,735	0.0
4,100,000	(1),(2)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,217,449	0.1
3,000,000	(1),(2)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,983,721	0.0

3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,913,116	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,279,711	0.1
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,155,157	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,929,600	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,139,109	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,996,704	0.1
			71,453,120	1.0

	Total Asset-Backed Securities (Cost $737,302,460)		737,430,946	10.8

CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
1,690,000		Santander UK PLC, 3.400%, 06/01/2021	1,703,536	0.0

	Total Convertible Bonds/Notes (Cost $1,679,961)		1,703,536	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.3%
		Federal Home Loan Mortgage Corporation: 6.4%(10)
916,402		2.500%, 05/01/2030	916,406	0.0
1,203,574		2.500%, 05/01/2030	1,202,039	0.0
1,479,322		2.500%, 06/01/2030	1,476,828	0.0
11,794,000	(9)	3.000%, 11/15/2026	11,909,523	0.2
1,830,647		3.000%, 11/01/2042	1,833,013	0.0
1,853,162		3.000%, 02/01/2043	1,855,525	0.0
2,437,803		3.000%, 03/01/2045	2,437,180	0.0
2,419,519		3.000%, 03/01/2045	2,421,149	0.0
5,733,030		3.000%, 04/01/2045	5,728,902	0.1
5,823,889		3.000%, 04/01/2045	5,827,811	0.1
23,753,568		3.000%, 10/01/2046	23,695,994	0.4
2,494,380		3.000%, 10/01/2046	2,496,061	0.0
7,891,996		3.000%, 03/01/2048	7,872,869	0.1
9,264,503		3.000%, 03/01/2048	9,244,920	0.1
29,362,893		3.000%, 08/01/2048	29,263,867	0.4
9,330,803		3.500%, 01/01/2045	9,509,427	0.1
3,206,282		3.500%, 03/01/2045	3,274,680	0.1
12,826,014		3.500%, 12/01/2046	13,124,846	0.2
26,042,682		3.500%, 12/01/2046	26,552,767	0.4
10,594,992		3.500%, 04/01/2047	10,853,710	0.2
16,513,303		3.500%, 07/01/2047	16,792,024	0.3
14,744,657		3.500%, 01/01/2048	14,989,686	0.2
4,645,502		3.500%, 03/01/2048	4,732,023	0.1
66,781,222		3.500%, 03/01/2048	68,242,223	1.0
31,573,000	(9)	3.500%, 04/01/2048	32,031,795	0.5
44,961,671		3.500%, 11/01/2048	45,945,357	0.7
1,290,589		4.000%, 10/01/2041	1,340,430	0.0
2,035,355		4.000%, 12/01/2041	2,113,947	0.0
2,919,124		4.000%, 08/01/2044	3,018,535	0.1
1,687,533		4.000%, 07/01/2045	1,744,309	0.0
4,114,236		4.000%, 09/01/2045	4,252,655	0.1

See Accompanying Notes to Financial Statements

47

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

6,155,734		4.000%, 09/01/2045	6,362,566	0.1
3,052,082		4.000%, 09/01/2045	3,154,547	0.1
4,525,759		4.000%, 05/01/2046	4,676,869	0.1
24,729,673		4.000%, 11/01/2047	25,537,188	0.4
1,199,169		4.000%, 03/01/2048	1,238,432	0.0
10,094,611		4.000%, 06/01/2048	10,611,712	0.2
4,836		4.415%, 05/01/2037	5,061	0.0
897,253		4.500%, 08/01/2041	943,718	0.0
1,378,688		4.500%, 09/01/2041	1,458,593	0.0
1,281,933		4.500%, 10/01/2041	1,357,222	0.0
1,654,882		4.500%, 03/01/2044	1,744,953	0.0
8,565,421		4.500%, 02/01/2048	8,981,687	0.1
130,915		5.000%, 01/01/2041	141,499	0.0
1,064,592		5.000%, 04/01/2041	1,150,670	0.0
35,677		5.500%, 07/01/2037	38,858	0.0
1,798,286		5.500%, 11/01/2038	1,969,564	0.0
4,430		6.000%, 12/01/2028	4,798	0.0
16,731		6.000%, 01/01/2029	18,121	0.0
5,062		6.500%, 01/01/2024	5,607	0.0
5,665		6.500%, 12/01/2031	6,290	0.0
576,188		6.500%, 09/01/2034	652,107	0.0
1,028		7.000%, 03/01/2032	1,069	0.0
			436,761,632	6.4

		Federal National Mortgage Association: 11.4%(10)
18,700,000	(9)	2.500%, 12/25/2026	18,592,010	0.3
1,922,394		2.500%, 05/01/2030	1,913,864	0.0
2,980,335		2.500%, 06/01/2030	2,967,102	0.1
4,341,124		2.500%, 06/01/2030	4,321,849	0.1
1,798,149		2.500%, 07/01/2030	1,790,164	0.0
2,480,340		3.000%, 08/01/2030	2,508,679	0.0
1,449,585		3.000%, 09/01/2030	1,466,387	0.0
4,914,583		3.000%, 04/01/2043	4,920,206	0.1
94,283,000	(9)	3.000%, 05/01/2043	93,793,170	1.4
3,821,405		3.000%, 07/01/2043	3,825,777	0.1
1,012,010		3.000%, 08/01/2043	1,013,166	0.0
912,007		3.000%, 09/01/2043	913,049	0.0
12,383,059		3.000%, 04/01/2045	12,389,553	0.2
6,116,898		3.000%, 08/01/2046	6,103,058	0.1
2,500,833		3.000%, 08/01/2046	2,497,499	0.0
1,212,149		3.000%, 11/01/2046	1,209,970	0.0
4,910,240		3.000%, 12/01/2046	4,897,609	0.1
15,928,250		3.000%, 12/01/2046	15,892,208	0.2
39,171,767		3.000%, 01/01/2047	39,071,001	0.6
8,893,561		3.000%, 02/01/2047	8,870,681	0.1
9,124,560		3.000%, 03/01/2047	9,099,673	0.1
9,913,734		3.000%, 07/01/2047	9,885,262	0.2
6,594,643		3.500%, 10/01/2042	6,739,100	0.1
2,106,743		3.500%, 04/01/2043	2,155,328	0.0
6,277,907		3.500%, 08/01/2043	6,422,692	0.1
6,704,468		3.500%, 01/01/2044	6,836,854	0.1
3,930,966		3.500%, 03/01/2044	4,017,022	0.1
28,000	(9)	3.500%, 04/01/2044	28,390	0.0
475,054		3.500%, 01/01/2046	485,990	0.0
351,036		3.500%, 02/01/2046	359,117	0.0
716,044		3.500%, 02/01/2046	732,526	0.0
29,046,376		3.500%, 08/01/2046	29,705,971	0.4
3,510,661		3.500%, 08/01/2047	3,567,666	0.1
4,954,738		3.500%, 09/01/2047	5,034,687	0.1
2,812,252		3.500%, 02/01/2048	2,857,592	0.0
19,887,199		3.500%, 07/01/2048	20,310,572	0.3
525,733		4.000%, 03/01/2042	545,586	0.0
2,311,349		4.000%, 07/01/2042	2,398,642	0.0
405,390		4.000%, 07/01/2042	420,699	0.0
2,254,344		4.000%, 07/01/2042	2,339,484	0.0
1,230,920		4.000%, 09/01/2043	1,286,503	0.0
2,708,013		4.000%, 01/01/2045	2,801,863	0.0

18,973,343		4.000%, 01/01/2045	19,929,765	0.3
1,556,829		4.000%, 03/01/2045	1,610,785	0.0
17,273,874		4.000%, 05/01/2045	17,872,530	0.3
2,868,084		4.000%, 06/01/2045	2,979,892	0.1
8,506,055		4.000%, 02/01/2046	8,858,676	0.1
10,557,281		4.000%, 12/01/2046	10,930,439	0.2
17,534,891		4.000%, 07/01/2047	18,217,863	0.3
3,354,186		4.000%, 03/01/2048	3,462,913	0.1
1,088,498		4.000%, 03/01/2048	1,123,224	0.0
102,724,000	(9)	4.000%, 04/01/2048	105,677,314	1.6
17,287,820		4.000%, 09/01/2048	17,900,523	0.3
137,739		4.187%, 07/01/2035	142,860	0.0
2,531,164		4.250%, 11/01/2043	2,645,049	0.0
4,250,793		4.500%, 11/01/2040	4,496,348	0.1
277,650		4.500%, 11/01/2040	293,688	0.0
536,604		4.500%, 11/01/2040	567,601	0.0
8,120		4.500%, 12/01/2040	8,589	0.0
4,703		4.500%, 12/01/2040	4,974	0.0
7,923		4.500%, 01/01/2041	8,380	0.0
10,922		4.500%, 01/01/2041	11,550	0.0
667,152		4.500%, 10/01/2041	705,487	0.0
949,235		4.500%, 10/01/2044	999,822	0.0
1,438,708		4.500%, 12/01/2045	1,531,571	0.0
3,099,469		4.500%, 04/01/2047	3,271,526	0.1
2,458,456		4.500%, 04/01/2047	2,594,930	0.0
5,834,068		4.500%, 04/01/2047	6,108,097	0.1
4,762,837		4.500%, 04/01/2047	5,069,902	0.1
4,370,175		4.500%, 04/01/2047	4,625,067	0.1
1,714,946		4.500%, 05/01/2047	1,828,021	0.0
3,076,029		4.500%, 05/01/2047	3,278,849	0.1
10,476,683		4.500%, 05/01/2047	11,057,897	0.2
1,960,216		4.500%, 05/01/2047	2,089,459	0.0
2,574,214		4.500%, 05/01/2047	2,740,177	0.0
6,902,980		4.500%, 06/01/2047	7,227,496	0.1
1,330,415		4.500%, 06/01/2047	1,416,188	0.0
6,123,053		4.500%, 06/01/2047	6,411,424	0.1
8,770,621		4.500%, 07/01/2047	9,183,303	0.1
7,224,490		4.500%, 08/01/2047	7,564,281	0.1
128,801		5.000%, 06/01/2033	138,648	0.0
29,211		5.000%, 09/01/2033	31,449	0.0
85,012		5.000%, 11/01/2033	91,527	0.0
28,919		5.000%, 03/01/2034	31,187	0.0
25,701		5.000%, 03/01/2034	27,750	0.0
196,571		5.000%, 02/01/2035	211,582	0.0
7,349		5.000%, 06/01/2035	7,911	0.0
129,816		5.000%, 06/01/2035	139,729	0.0
73,835		5.000%, 07/01/2035	79,473	0.0
485,285		5.000%, 08/01/2035	521,463	0.0
625,976		5.000%, 10/01/2035	673,825	0.0
29,078		5.000%, 10/01/2035	31,284	0.0
353,513		5.000%, 02/01/2036	382,431	0.0
5,157		5.000%, 03/01/2036	5,553	0.0
65,881		5.000%, 03/01/2036	70,932	0.0
10,619		5.000%, 05/01/2036	11,434	0.0
6,852		5.000%, 06/01/2036	7,377	0.0
259,593		5.000%, 07/01/2036	279,492	0.0
101,653,000	(9)	5.000%, 05/01/2037	107,361,054	1.6
233,778		5.000%, 11/01/2040	252,318	0.0
75,205		5.000%, 05/01/2041	81,039	0.0
302,492		5.000%, 06/01/2041	326,479	0.0
462,097		5.000%, 06/01/2041	498,747	0.0
18,535,201		5.000%, 08/01/2056	20,061,238	0.3
175,825		5.500%, 03/01/2037	193,530	0.0
180,636		5.500%, 06/01/2039	198,813	0.0
1,628,790		5.500%, 10/01/2039	1,772,784	0.0
61,893		6.000%, 09/01/2036	66,761	0.0

See Accompanying Notes to Financial Statements

48

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

180,024		6.000%, 05/01/2038	188,838	0.0
371		6.500%, 02/01/2028	409	0.0
599		6.500%, 09/01/2031	662	0.0
156		6.500%, 09/01/2031	172	0.0
17,108		6.500%, 11/01/2031	19,163	0.0
7,890		6.500%, 04/01/2032	8,721	0.0
4,525		6.500%, 08/01/2032	5,002	0.0
1,401		6.500%, 08/01/2032	1,548	0.0
7,212		7.000%, 12/01/2027	7,297	0.0
947		7.000%, 10/01/2031	960	0.0
3,112		7.000%, 03/01/2032	3,451	0.0
1,333		7.500%, 09/01/2030	1,568	0.0
368		7.500%, 10/01/2030	368	0.0
4,340		7.500%, 09/01/2031	5,032	0.0
15,970		7.500%, 02/01/2032	17,886	0.0
			775,251,568	11.4

		Government National Mortgage Association: 3.5%
4,665,196		3.000%, 04/20/2046	4,697,633	0.1
800,278		3.000%, 01/20/2047	805,724	0.0
203,888		3.000%, 01/20/2048	204,990	0.0
1,278,414		3.500%, 07/20/2046	1,306,831	0.0
9,032,831		3.500%, 07/20/2046	9,232,508	0.2
968,919		3.500%, 09/20/2046	994,046	0.0
1,912,647		3.500%, 10/20/2046	1,955,161	0.0
10,768,192		3.500%, 11/20/2046	11,015,895	0.2
3,836,564		3.500%, 11/20/2046	3,924,465	0.1
1,457,171		3.500%, 02/20/2047	1,489,623	0.0
820,651		3.500%, 03/20/2047	839,033	0.0
1,304,039		3.500%, 04/20/2047	1,333,027	0.0
1,396,396		3.500%, 05/20/2047	1,427,275	0.0
1,465,281		3.500%, 06/20/2047	1,500,322	0.0
1,553,621		3.500%, 07/20/2047	1,589,949	0.0
5,198,538		3.500%, 07/20/2047	5,329,245	0.1
1,340,056		3.500%, 07/20/2047	1,379,039	0.0
1,720,387		3.500%, 08/20/2047	1,758,630	0.0
16,005,904		3.500%, 08/20/2047	16,384,135	0.3
11,025,142		3.500%, 08/20/2047	11,279,143	0.2
4,274,528		3.500%, 09/20/2047	4,369,550	0.1
4,524,762		3.500%, 11/20/2047	4,634,122	0.1
543,620		3.500%, 11/20/2047	556,706	0.0
1,697,388		3.500%, 11/20/2047	1,734,461	0.0
659,852		3.500%, 11/20/2047	675,850	0.0
1,064,508		3.500%, 11/20/2047	1,090,134	0.0
681,113		3.500%, 11/20/2047	697,479	0.0
1,424,821		3.500%, 11/20/2047	1,459,121	0.0
1,289,473		3.500%, 11/20/2047	1,322,520	0.0
1,947,722		3.500%, 12/20/2047	1,994,947	0.0
2,535,143		3.500%, 12/20/2047	2,594,253	0.1
1,408,821		3.500%, 12/20/2047	1,442,859	0.0
2,270,634		3.500%, 12/20/2047	2,324,280	0.0
1,526,870		3.500%, 12/20/2047	1,563,547	0.0
1,134,424		3.500%, 01/20/2048	1,161,930	0.0
1,515,980		3.500%, 01/20/2048	1,552,737	0.0
2,503,459		3.500%, 01/20/2048	2,562,234	0.1
9,482,643		3.500%, 02/20/2048	9,650,826	0.2
2,661,057		3.500%, 02/20/2048	2,723,106	0.1
1,705,835		3.500%, 03/20/2048	1,743,015	0.0
7,541,615		3.500%, 03/20/2048	7,719,205	0.1
10,139,000	(9)	3.500%, 04/01/2048	10,363,167	0.2
358,866		4.000%, 11/20/2040	373,987	0.0
51,542,000	(9)	4.000%, 04/01/2044	53,239,262	0.8
2,274,267		4.000%, 03/20/2046	2,356,554	0.0
470,344		4.500%, 10/15/2039	496,917	0.0
331,556		4.500%, 11/15/2039	350,324	0.0
290,316		4.500%, 11/15/2039	306,118	0.0
102,309		4.500%, 12/15/2039	108,097	0.0

	94,578		4.500%, 08/20/2041	99,611	0.0
	27,852,000	(9)	4.500%, 04/01/2044	28,927,321	0.4
	6,155,537		4.500%, 09/15/2047	6,473,225	0.1
	328,267	(2)	5.140%, 10/20/2060	331,932	0.0
	224,375	(2)	5.310%, 10/20/2060	227,880	0.0
	274,677	(2)	5.500%, 03/20/2060	278,255	0.0
				235,952,206	3.5

		Total U.S. Government Agency Obligations (Cost $1,431,878,421)		1,447,965,406	21.3

U.S. TREASURY OBLIGATIONS: 15.7%
			U.S. Treasury Bonds: 4.1%
	209,364,400		3.375%, 11/15/2048	233,592,605	3.4
	43,370,000		3.500%, 02/15/2039	49,246,974	0.7
				282,839,579	4.1

			U.S. Treasury Notes: 11.6%
	4,924,000		1.125%, 03/31/2020	4,863,892	0.1
	252,330,000		2.125%, 03/31/2024	251,073,278	3.7
	31,108,200		2.250%, 03/31/2021	31,100,909	0.4
	107,868,000		2.375%, 03/15/2022	108,384,166	1.6
	25,122,000		2.500%, 02/28/2026	25,424,249	0.4
	361,074,000	(3)	2.625%, 02/15/2029	368,147,382	5.4
				788,993,876	11.6

		Total U.S. Treasury Obligations (Cost $1,054,783,998)		1,071,833,455	15.7

SOVEREIGN BONDS: 1.7%
	2,750,000		Argentine Republic Government International Bond, 5.625%, 01/26/2022	2,377,375	0.0
	4,960,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	4,540,880	0.1
	2,900,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	2,355,163	0.0
CLP	10,460,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	15,957,339	0.2
CLP	6,450,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	10,278,694	0.2
	5,900,000	(3)	Brazilian Government International Bond, 4.625%, 01/13/2028	5,957,584	0.1
	2,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	2,776,275	0.1
	5,225,000		Colombia Government International Bond, 3.875%, 04/25/2027	5,312,571	0.1
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,714,520	0.1
	272,000		Croatia Government International Bond, 6.375%, 03/24/2021	288,828	0.0

See Accompanying Notes to Financial Statements

49

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

	300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	309,375	0.0
	270,000		Dominican Republic International Bond, 5.875%, 04/18/2024	283,500	0.0
	900,000		Dominican Republic International Bond, 5.950%, 01/25/2027	947,250	0.0
	300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	324,375	0.0
	4,825,000		Dominican Republic International Bond, 6.875%, 01/29/2026	5,313,531	0.1
	2,675,000		Egypt Government International Bond, 5.875%, 06/11/2025	2,659,993	0.0
	250,000	(1),(3)	Egypt Government International Bond, 5.875%, 06/11/2025	248,598	0.0
	290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	278,988	0.0
	974,488	(2)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	925,953	0.0
	2,506,143	(2)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	2,381,324	0.0
	1,000,000		Jordan Government International Bond, 6.125%, 01/29/2026	1,010,369	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/2022	2,299,610	0.0
	600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	613,229	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/2021	865,159	0.0
	693,000		Panama Government International Bond, 6.700%, 01/26/2036	907,830	0.0
	1,000,000		Panama Government International Bond, 9.375%, 04/01/2029	1,464,000	0.0
	600,000		Paraguay Government International Bond, 4.625%, 01/25/2023	620,517	0.0
	2,675,000		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	2,707,100	0.0
	4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,114,000	0.1
	81,250		Republic of Angola Via Northern Lights III BV, 7.000%, 08/17/2019	81,773	0.0
	600,000	(1)	Paraguay Government International Bond, 4.625%, 01/25/2023	620,517	0.0
PLN	13,164,000		Republic of Poland Government Bond, 4.000%, 10/25/2023	3,712,588	0.1

	3,450,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	3,227,303	0.1
RON	22,000,000	Romania Government Bond, 3.400%, 03/08/2022	5,104,214	0.1
	2,600,000	Russian Federal Bond - OFZ, 4.750%, 05/27/2026	2,680,782	0.0
	3,600,000	Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	3,593,984	0.1
	2,925,000	(1) Saudi Government International Bond, 4.500%, 04/17/2030	3,077,755	0.1
	800,000	Turkey Government International Bond, 4.875%, 10/09/2026	692,310	0.0
	1,000,000	Turkey Government International Bond, 5.125%, 02/17/2028	858,790	0.0
	1,000,000	Turkey Government International Bond, 6.125%, 10/24/2028	911,795	0.0
	200,000	Turkey Government International Bond, 6.250%, 09/26/2022	197,792	0.0
	2,625,000	Turkey Government International Bond, 7.250%, 12/23/2023	2,649,693	0.0
	2,083,000	Turkey Government International Bond, 7.375%, 02/05/2025	2,096,029	0.0
	2,726,000	Ukraine Government AID Bonds, 1.847%, 05/29/2020	2,724,872	0.1
	1,500,000	Ukraine Government International Bond, 7.750%, 09/01/2023	1,463,235	0.0

		Total Sovereign Bonds (Cost $115,766,890)	114,527,362	1.7

			Value	Percentage of Net Assets
PURCHASED OPTIONS (11): 0.0%
		Total Purchased Options (Cost $2,106,324)	131,190	0.0

		Total Long-Term Investments (Cost $6,912,070,085)	7,007,548,959	102.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.3%
			Commercial Paper: 4.6%
	18,227,000	Autozone, Inc., 5.360%, 04/02/2019	18,221,647	0.3
	38,000,000	Berkshire Hathaway, Inc., 4.450%, 04/03/2019	37,986,093	0.5
	50,000,000	CVS Health Corp., 7.850%, 04/01/2019	49,989,250	0.7
	22,900,000	Dominion Energy, Inc., 4.470%, 04/03/2019	22,891,588	0.3

See Accompanying Notes to Financial Statements

50

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,000,000	Duke Energy Co., 4.470%, 04/03/2019	1,999,265	0.0
25,000,000	DuPont Energy, 4.400%, 04/03/2019	24,990,955	0.4
40,000,000	General Electric Co., 3.240%, 04/10/2019	39,964,493	0.6
50,000,000	Kroger Co., 7.770%, 04/01/2019	49,989,354	0.7
24,747,000	LyondellBasell Industries, 8.000%, 04/01/2019	24,741,576	0.4
27,000,000	Mondelez International, Inc., 2.940%, 05/10/2019	26,913,186	0.4
900,000	Waste Management, Inc., 3.150%, 04/12/2019	899,070	0.0
19,250,000	Waste Management, Inc., 4.010%, 04/04/2019	19,241,540	0.3
		317,828,017	4.6

	Securities Lending Collateral(12): 5.6%
90,453,636	Bank of Nova Scotia, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $90,473,486, collateralized by various U.S. Government Agency Obligations, 3.500%-4.571%, Market Value plus accrued interest $92,283,237, due 12/01/33-02/01/49)	90,453,636	1.3
90,453,636	Citigroup, Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $90,473,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $92,262,709, due 04/02/19-10/20/68)	90,453,636	1.3
87,252,209	Morgan Stanley, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $87,271,213, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $88,997,253, due 02/01/46-07/01/47)	87,252,209	1.3

47,550,004	State of Wisconsin Investment Board, Repurchase Agreement dated 03/29/19, 2.80%, due 04/01/19 (Repurchase Amount $47,560,947, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $48,581,257, due 07/15/20-02/15/47)	47,550,004	0.7
64,846,698	TD Securities (USA) LLC, Repurchase Agreement dated 03/29/19, 2.62%, due 04/01/19 (Repurchase Amount $64,860,662, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $66,143,632, due 06/01/47-08/01/48)	64,846,698	1.0
		380,556,183	5.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
6,107,000	(13)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%
		(Cost $6,107,000)	6,107,000	0.1

	Total Short-Term Investments (Cost $704,560,396)		704,491,200	10.3

	Total Investments in Securities (Cost $7,616,630,481)		$7,712,040,159	113.1
	Liabilities in Excess of Other Assets		(894,362,686)	(13.1)
	Net Assets		$6,817,677,473	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

51

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.
(9)	Settlement is on a when-issued or delayed-delivery basis.
(10)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(11)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(12)	Represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of March 31, 2019.

CLP	Chilean Peso
DKK	Danish Krone
PLN	Polish Zloty
RON	Romanian New Leu

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

52

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total

Credit contracts	$-	$-	$-	$5,099,928	$5,099,928
Equity contracts	-	-	(2,884,845)	-	(2,884,845)
Foreign exchange contracts	-	13,583,976	-	-	13,583,976
Interest rate contracts	(913,474)	-	(4,809,430)	(305,319)	(6,028,223)
Total	$(913,474)	$13,583,976	$(7,694,275)	$4,794,609	$9,770,836

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total

Credit contracts	$-	$-	$-	$(467,454)	$-	$(467,454)
Foreign exchange contracts	-	1,138,261	-	-	-	1,138,261
Interest rate contracts	(3,183,900)	-	4,380,536	2,884,863	(10,226,970)	(6,145,471)
Total	$(3,183,900)	$1,138,261	$4,380,536	$2,417,409	$(10,226,970)	$(5,474,664)

* Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2019:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets
Purchased options	$-	$-	$-	$131,190	$-	$-	$-	$131,190
Forward foreign currency contracts	-	-	-	334,062	18,762	-	-	352,824
Forward premium swaptions	-	-	-	-	84,093	-	-	84,093
Total Assets	$-	$-	$-	$465,252	$102,855	$-	$-	$568,107

Liabilities:
Forward foreign currency contracts	$-	$179,736	$12,785	$9,917	$33,944	$6,105	$-	$242,487
Forward premium swaptions	24,361	307,616	-	-	-	-	559,571	891,548
Written options	-	-	-	12,959,595	-	-	-	12,959,595
Total Liabilities	$24,361	$487,352	$12,785	$12,969,512	$33,944	$6,105	$559,571	$14,093,630

Net OTC derivative instruments by counterparty, at fair value	$(24,361)	$(487,352)	$(12,785)	$(12,504,260)	$68,911	$(6,105)	$(559,571)	$(13,525,523)

Total collateral pledged by the Fund/(Received from counterparty)	$-	$487,352	$-	$12,504,260	$-	$-	$559,571	$13,551,183

Net Exposure(1)(2)(3)	$(24,361)	$-	$(12,785)	$-	$68,911	$(6,105)	$-	$25,660

(1) Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2) At March 31, 2019, the Fund had pledged $590,000, $14,935,000 and $970,000 in cash collateral to Barclays Bank PLC, Citibank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

53

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 59.4%
		Basic Materials: 1.9%
400,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	403,996	0.3
192,000		DowDuPont, Inc., 3.794%, (US0003M + 1.110%), 11/15/2023	192,709	0.2
160,000		Eastman Chemical Co., 3.500%, 12/01/2021	162,514	0.1
160,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	166,402	0.1
300,000	(1)	OCI NV, 6.625%, 04/15/2023	312,600	0.3
361,000		PPG Industries, Inc., 2.300%, 11/15/2019	360,295	0.3
320,000		Sherwin-Williams Co/The, 2.250%, 05/15/2020	318,189	0.3
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	311,310	0.3
			2,228,015	1.9

		Communications: 4.6%
230,000		Alibaba Group Holding Ltd, 2.800%, 06/06/2023	228,324	0.2
280,000		Amazon.com, Inc., 1.900%, 08/21/2020	277,829	0.2
215,000		AT&T, Inc., 2.800%, 02/17/2021	214,947	0.2
90,000		AT&T, Inc., 3.600%, 02/17/2023	91,828	0.1
200,000		Cablevision Systems Corp., 5.875%, 09/15/2022	209,500	0.2
141,000		CBS Corp., 2.500%, 02/15/2023	137,738	0.1
150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	153,094	0.1
195,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	196,472	0.2
236,000		Cisco Systems, Inc., 2.450%, 06/15/2020	235,693	0.2
70,000		Comcast Corp., 3.450%, 10/01/2021	71,426	0.1
300,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	300,900	0.3
300,000		DISH DBS Corp., 5.125%, 05/01/2020	302,625	0.3
180,000		eBay, Inc., 2.150%, 06/05/2020	178,844	0.2
130,000	(1)	Fox Corp., 4.030%, 01/25/2024	134,974	0.1
40,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	40,364	0.0
55,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	55,992	0.1
117,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	119,969	0.1
390,000		Orange SA, 1.625%, 11/03/2019	387,528	0.3
400,000	(1)	Sky Ltd., 2.625%, 09/16/2019	399,347	0.3
240,000	(1)	Sky Ltd., 3.125%, 11/26/2022	242,741	0.2
300,000		Sprint Communications, Inc., 6.000%, 11/15/2022	303,090	0.3
250,000		Verizon Communications, Inc., 3.125%, 03/16/2022	252,942	0.2
220,000		Viacom, Inc., 4.250%, 09/01/2023	228,934	0.2
234,000		TWDC Enterprises 18 Corp., 1.950%, 03/04/2020	232,495	0.2
250,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	252,683	0.2
			5,250,279	4.6

		Consumer, Cyclical: 4.4%
166,834		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	168,361	0.1
140,000		AutoZone, Inc., 4.000%, 11/15/2020	141,753	0.1
214,000	(1)	BMW US Capital LLC, 1.450%, 09/13/2019	212,950	0.2
150,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	152,017	0.1
43,614		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	44,445	0.0
200,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	199,161	0.2
200,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	202,010	0.2
110,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	110,528	0.1
250,000		Delta Air Lines, Inc., 2.875%, 03/13/2020	249,601	0.2
210,000		Delta Air Lines, Inc., 3.800%, 04/19/2023	212,492	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/2020	303,750	0.3

See Accompanying Notes to Financial Statements

54

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	546,270	0.5
200,000		M/I Homes, Inc., 6.750%, 01/15/2021	203,500	0.2
250,000		MGM Resorts International, 6.750%, 10/01/2020	262,813	0.2
190,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	186,812	0.2
70,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	70,410	0.1
140,000		Nordstrom, Inc., 4.750%, 05/01/2020	142,784	0.1
207,000		Ralph Lauren Corp., 2.625%, 08/18/2020	206,691	0.2
200,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	201,947	0.2
110,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	110,802	0.1
210,000		Toyota Motor Credit Corp., 3.050%, 01/08/2021	211,877	0.2
29,349		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	30,209	0.0
174,860		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	177,736	0.1
198,690		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	208,928	0.2
23,055		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	23,817	0.0
249,000		Walmart, Inc., 2.850%, 06/23/2020	250,176	0.2
252,000		Walmart, Inc., 3.125%, 06/23/2021	255,677	0.2
			5,087,517	4.4

		Consumer, Non-cyclical: 7.6%
110,000		Abbott Laboratories, 2.900%, 11/30/2021	110,531	0.1
220,000		AbbVie, Inc., 2.500%, 05/14/2020	219,380	0.2
85,000		AbbVie, Inc., 2.900%, 11/06/2022	84,863	0.1
43,000		AbbVie, Inc., 3.375%, 11/14/2021	43,503	0.0
117,000		Altria Group, Inc., 4.750%, 05/05/2021	121,660	0.1
190,000		Anthem, Inc., 2.500%, 11/21/2020	189,127	0.2
180,000		Archer-Daniels-Midland Co., 3.375%, 03/15/2022	184,159	0.2
220,000		AstraZeneca PLC, 1.950%, 09/18/2019	219,334	0.2
152,000		AstraZeneca PLC, 2.375%, 11/16/2020	151,186	0.1
380,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	378,651	0.3
100,000		BAT Capital Corp., 2.297%, 08/14/2020	99,040	0.1
380,000		Becton Dickinson and Co., 2.404%, 06/05/2020	377,387	0.3
70,000		Campbell Soup Co., 3.650%, 03/15/2023	71,052	0.1
170,000		Cardinal Health, Inc., 2.616%, 06/15/2022	167,920	0.1
45,000		Cardinal Health, Inc., 4.625%, 12/15/2020	46,291	0.0
300,000		Centene Corp., 4.750%, 05/15/2022	306,000	0.3
285,000	(1)	Cigna Corp., 3.200%, 09/17/2020	286,473	0.3
170,000		Constellation Brands, Inc., 2.250%, 11/06/2020	168,357	0.2
580,000		CVS Health Corp., 3.350%, 03/09/2021	584,944	0.5
240,000	(1)	Danone SA, 1.691%, 10/30/2019	238,474	0.2
160,000		General Mills, Inc., 3.150%, 12/15/2021	161,356	0.1
373,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	365,811	0.3
101,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	101,617	0.1
250,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	263,337	0.2
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	209,422	0.2
170,000		Johnson & Johnson, 1.950%, 11/10/2020	168,797	0.2
200,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	199,739	0.2
160,000		McKesson Corp., 3.650%, 11/30/2020	162,016	0.1
220,000		Molson Coors Brewing Co., 1.450%, 07/15/2019	219,124	0.2
259,000		Moody's Corp., 2.750%, 12/15/2021	259,143	0.2
145,000		Mylan NV, 2.500%, 06/07/2019	144,898	0.1
79,000		Mylan NV, 3.150%, 06/15/2021	78,858	0.1
117,000		PepsiCo, Inc., 1.550%, 05/02/2019	116,826	0.1
160,000		Pfizer, Inc., 2.800%, 03/11/2022	161,537	0.1
200,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	202,532	0.2
340,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/2019	338,569	0.3
123,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	121,653	0.1
110,000		Stryker Corp., 2.625%, 03/15/2021	109,724	0.1

See Accompanying Notes to Financial Statements

55

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

200,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	205,216	0.2
149,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/2019	148,684	0.1
150,000		Thermo Fisher Scientific, Inc., 4.500%, 03/01/2021	154,943	0.1
185,000		Unilever Capital Corp., 3.000%, 03/07/2022	186,961	0.2
340,000		UnitedHealth Group, Inc., 3.350%, 07/15/2022	347,590	0.3
205,000		Zoetis, Inc., 3.250%, 08/20/2021	206,412	0.2
			8,683,097	7.6

		Energy: 4.8%
300,000		Antero Resources Corp., 5.125%, 12/01/2022	302,715	0.3
164,000		Apache Corp., 2.625%, 01/15/2023	159,997	0.1
54,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	54,696	0.0
130,000		BP Capital Markets America, Inc., 4.742%, 03/11/2021	135,102	0.1
180,000		BP Capital Markets PLC, 2.315%, 02/13/2020	179,577	0.2
349,000		BP Capital Markets PLC, 2.521%, 01/15/2020	348,180	0.3
220,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	218,586	0.2
338,000		Chevron Corp., 2.419%, 11/17/2020	337,508	0.3
150,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	150,668	0.1
200,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	201,716	0.2
250,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	267,415	0.2
110,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	110,120	0.1
80,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	80,058	0.1
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	134,396	0.1
300,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	313,206	0.3
250,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	254,375	0.2
250,000		ONEOK Partners L.P., 3.375%, 10/01/2022	252,343	0.2
300,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	311,807	0.3
170,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	168,723	0.1
170,000	(1)	Schlumberger Holdings Corp., 3.000%, 12/21/2020	170,757	0.1
130,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	132,717	0.1
84,000		Shell International Finance BV, 1.375%, 09/12/2019	83,511	0.1
416,000		Shell International Finance BV, 1.750%, 09/12/2021	408,158	0.4
294,000		Shell International Finance BV, 2.125%, 05/11/2020	292,584	0.3
337,000		Total Capital International SA, 2.100%, 06/19/2019	336,453	0.3
170,000		TransCanada PipeLines Ltd, 2.125%, 11/15/2019	169,299	0.1
			5,574,667	4.8

		Financial: 22.8%
210,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	209,331	0.2
200,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	202,598	0.2
180,000		American International Group, Inc., 3.300%, 03/01/2021	181,217	0.2
50,000		American International Group, Inc., 6.400%, 12/15/2020	52,900	0.0
100,000		American Express Co., 3.700%, 11/05/2021	102,255	0.1
145,000		American Express Co., 3.700%, 08/03/2023	148,741	0.1
195,000		American Express Credit Corp., 1.875%, 05/03/2019	195,000	0.2
200,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	198,519	0.2
260,000		Aon Corp., 5.000%, 09/30/2020	268,974	0.2
285,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	284,255	0.2
230,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/2019	229,830	0.2
200,000		Banco Santander SA, 3.500%, 04/11/2022	202,054	0.2
550,000		Bank of America Corp., 2.151%, 11/09/2020	544,661	0.5
340,000	(2)	Bank of America Corp., 2.369%, 07/21/2021	337,836	0.3
196,000	(2)	Bank of America Corp., 3.004%, 12/20/2023	195,578	0.2
272,000		Bank of Montreal, 2.100%, 12/12/2019	271,158	0.2
110,000		Bank of Montreal, 3.100%, 04/13/2021	111,035	0.1
150,000		Bank of Montreal, 3.300%, 02/05/2024	151,725	0.1

See Accompanying Notes to Financial Statements

56

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

75,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	75,469	0.1
250,000		Bank of New York Mellon Corp., 2.600%, 08/17/2020	250,049	0.2
160,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	159,298	0.1
140,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	141,103	0.1
252,000		Bank of Nova Scotia, 1.650%, 06/14/2019	251,483	0.2
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	198,468	0.2
400,000	(1)	BPCE SA, 2.750%, 01/11/2023	395,377	0.3
260,000	(3)	Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	260,316	0.2
255,000		Canadian Imperial Bank of Commerce, 3.500%, 09/13/2023	261,427	0.2
300,000		CIT Group, Inc., 5.000%, 08/15/2022	313,125	0.3
326,000		Citigroup, Inc., 2.900%, 12/08/2021	325,939	0.3
250,000		Citizens Bank NA/Providence RI, 3.700%, 03/29/2023	256,756	0.2
266,000		Comerica, Inc., 2.125%, 05/23/2019	265,761	0.2
207,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	206,147	0.2
250,000		Compass Bank, 3.500%, 06/11/2021	252,264	0.2
250,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	248,922	0.2
200,000		Credit Suisse AG, 5.300%, 08/13/2019	201,808	0.2
360,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	361,327	0.3
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	197,902	0.2
300,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	297,701	0.3
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/2019	218,837	0.2
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	220,296	0.2
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	126,602	0.1
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	424,424	0.4
470,000		HSBC Holdings PLC, 3.400%, 03/08/2021	474,401	0.4
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	208,552	0.2
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	205,857	0.2
250,000		Huntington National Bank/The, 3.250%, 05/14/2021	252,492	0.2
260,000	(1)	ING Bank NV, 1.650%, 08/15/2019	258,971	0.2
200,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	204,878	0.2
293,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	292,263	0.3
100,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	101,475	0.1
110,000		JPMorgan Chase & Co., 4.500%, 01/24/2022	115,087	0.1
835,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	833,474	0.7
512,000		Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/2020	518,414	0.4
200,000		Lloyds Bank PLC, 2.700%, 08/17/2020	199,779	0.2
175,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	182,596	0.2
145,000		M&T Bank Corp., 3.550%, 07/26/2023	149,935	0.1
130,000		Marsh & McLennan Cos, Inc., 3.500%, 12/29/2020	131,781	0.1
250,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	253,873	0.2
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	358,815	0.3
427,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	424,682	0.4
556,000		Morgan Stanley, 5.500%, 07/28/2021	588,974	0.5
270,000		Morgan Stanley, 5.625%, 09/23/2019	273,525	0.2
300,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	297,139	0.3
250,000		National Australia Bank Ltd./New York, 3.700%, 11/04/2021	255,475	0.2
312,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/2019	309,517	0.3
190,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	187,302	0.2
300,000		National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/2020	299,411	0.3
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	199,190	0.2

See Accompanying Notes to Financial Statements

57

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

150,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	156,078	0.1
250,000		Navient Corp., 5.000%, 10/26/2020	254,063	0.2
130,000	(1)	New York Life Global Funding, 2.950%, 01/28/2021	130,800	0.1
280,000	(1)	Nordea Bank ABP, 4.875%, 01/27/2020	284,735	0.2
200,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	205,304	0.2
310,000		PNC Bank NA, 2.600%, 07/21/2020	309,829	0.3
250,000		PNC Bank NA, 2.700%, 11/01/2022	249,024	0.2
190,000		PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	195,311	0.2
190,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	188,448	0.2
175,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,531	0.2
456,000		Royal Bank of Canada, 2.125%, 03/02/2020	453,842	0.4
85,000		Royal Bank of Canada, 3.455%, (US0003M + 0.660%), 10/05/2023	84,644	0.1
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	473,379	0.4
120,000		Santander Holdings USA, Inc., 4.450%, 12/03/2021	123,626	0.1
363,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	361,953	0.3
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	249,067	0.2
265,000	(1)	Standard Chartered PLC, 2.100%, 08/19/2019	264,165	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	556,609	0.5
270,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	269,650	0.2
186,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	186,540	0.2
237,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	236,241	0.2
250,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	252,967	0.2
200,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	199,637	0.2
115,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	116,094	0.1
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	198,864	0.2
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	249,269	0.2
200,000	(1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	198,357	0.2
250,000		US Bank NA/Cincinnati OH, 2.350%, 01/23/2020	249,425	0.2
250,000		US Bank NA/Cincinnati OH, 3.400%, 07/24/2023	256,380	0.2
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	94,392	0.1
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	458,451	0.4
250,000	(2)	Wells Fargo Bank NA, 3.325%, 07/23/2021	251,721	0.2
330,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	336,404	0.3
252,000	(3)	Westpac Banking Corp., 1.600%, 08/19/2019	251,030	0.2
290,000		Westpac Banking Corp., 2.300%, 05/26/2020	288,851	0.2
			26,188,007	22.8

		Industrial: 3.6%
324,000		Amphenol Corp., 2.200%, 04/01/2020	322,001	0.3
300,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	302,625	0.3
460,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	458,916	0.4
200,000		Caterpillar Financial Services Corp., 2.950%, 02/25/2022	202,043	0.2
110,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	111,324	0.1
140,000		Caterpillar Financial Services Corp., 3.650%, 12/07/2023	146,110	0.1
140,000		FedEx Corp., 3.400%, 01/14/2022	141,975	0.1
96,000		General Electric Co., 2.200%, 01/09/2020	95,400	0.1
200,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	203,288	0.2
160,000		John Deere Capital Corp., 2.950%, 04/01/2022	161,571	0.1
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	308,625	0.3
140,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	141,969	0.1
207,000		Rockwell Collins, Inc., 1.950%, 07/15/2019	206,491	0.2
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	198,281	0.2
280,000		Roper Technologies, Inc., 3.000%, 12/15/2020	280,692	0.2
70,000		Ryder System, Inc., 3.500%, 06/01/2021	70,887	0.1

See Accompanying Notes to Financial Statements

58

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

275,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	281,200	0.2
340,000		United Parcel Service, Inc., 2.050%, 04/01/2021	337,178	0.3
180,000		United Technologies Corp., 3.100%, 06/01/2022	181,302	0.1
			4,151,878	3.6

		Technology: 5.2%
233,000	(3)	Activision Blizzard, Inc., 2.300%, 09/15/2021	229,890	0.2
190,000		Activision Blizzard, Inc., 2.600%, 06/15/2022	188,495	0.2
260,000		Analog Devices, Inc., 2.950%, 01/12/2021	260,876	0.2
320,000		Apple, Inc., 1.800%, 05/11/2020	317,599	0.3
300,000		Apple, Inc., 1.900%, 02/07/2020	298,637	0.3
310,000		Apple, Inc., 2.000%, 11/13/2020	307,919	0.3
92,000		Applied Materials, Inc., 2.625%, 10/01/2020	91,897	0.1
240,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	238,849	0.2
740,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	759,594	0.7
140,000		Electronic Arts, Inc., 3.700%, 03/01/2021	142,341	0.1
300,000	(1)	First Data Corp., 5.375%, 08/15/2023	307,314	0.3
100,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	100,968	0.1
130,000		HP, Inc., 4.300%, 06/01/2021	133,839	0.1
180,000		IBM Credit LLC, 2.650%, 02/05/2021	179,862	0.1
170,000		Intel Corp., 1.850%, 05/11/2020	168,724	0.1
637,000		Intel Corp., 2.450%, 07/29/2020	636,379	0.5
300,000	(1)	IQVIA, Inc., 4.875%, 05/15/2023	306,780	0.3
300,000		NCR Corp., 5.000%, 07/15/2022	300,750	0.3
180,000		NetApp, Inc., 2.000%, 09/27/2019	179,267	0.1
462,000		NVIDIA Corp., 2.200%, 09/16/2021	456,065	0.4
180,000		Oracle Corp., 2.625%, 02/15/2023	180,164	0.1
100,000		salesforce.com, Inc., 3.250%, 04/11/2023	102,495	0.1
117,000		Texas Instruments, Inc., 2.750%, 03/12/2021	117,783	0.1
			6,006,487	5.2

		Utilities: 4.5%
80,000		Alabama Power Co., 3.375%, 10/01/2020	80,780	0.1
130,000	Ameren Illinois Co., 2.700%, 09/01/2022	130,112	0.1
105,000	Arizona Public Service Co., 3.350%, 06/15/2024	106,389	0.1
171,000	Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	170,349	0.1
330,000	Black Hills Corp., 5.875%, 07/15/2020	340,645	0.3
99,000	Dominion Energy, Inc., 1.600%, 08/15/2019	98,541	0.1
280,000	Dominion Energy, Inc., 2.579%, 07/01/2020	278,536	0.2
525,000	Duke Energy Corp., 1.800%, 09/01/2021	512,661	0.4
120,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	123,456	0.1
143,000	Edison International, 2.125%, 04/15/2020	141,940	0.1
110,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	114,911	0.1
169,000	Eversource Energy, 2.500%, 03/15/2021	168,102	0.1
293,000	Exelon Generation Co. LLC, 2.950%, 01/15/2020	292,729	0.3
400,000	Fortis, Inc./Canada, 2.100%, 10/04/2021	391,526	0.3
220,000	Georgia Power Co., 2.000%, 03/30/2020	218,358	0.2
180,000	Georgia Power Co., 2.000%, 09/08/2020	178,423	0.2
239,000	NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/2019	239,000	0.2
105,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	109,232	0.1
204,000	PNM Resources, Inc., 3.250%, 03/09/2021	203,985	0.2
324,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	321,715	0.3
296,000	Sempra Energy, 1.625%, 10/07/2019	293,930	0.3
170,000	Sempra Energy, 2.400%, 02/01/2020	169,269	0.1
137,000	Southern California Edison Co., 2.400%, 02/01/2022	133,043	0.1
130,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	126,457	0.1
60,000	Wisconsin Power & Light Co., 2.250%, 11/15/2022	58,703	0.1
220,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	223,824	0.2
		5,226,616	4.5

	Total Corporate Bonds/Notes
	(Cost $68,209,455)	68,396,563	59.4

See Accompanying Notes to Financial Statements

59

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.7%
235,731	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	230,250	0.2
64,394	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	64,567	0.1
129,020	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	136,272	0.1
42,418	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	42,092	0.0
202,326	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	204,564	0.2
2,259,274	Fannie Mae REMICS 2010-123 FL, 2.916%, (US0001M + 0.430%), 11/25/2040	2,260,341	2.0
1,084,250	Fannie Mae REMICS 2011-51 FM, 3.136%, (US0001M + 0.650%), 06/25/2041	1,096,370	0.9
2,257,642	Fannie Mae REMICS 2011-96 FN, 2.986%, (US0001M + 0.500%), 10/25/2041	2,265,040	2.0
417,116	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	460,928	0.4
222,992	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	222,009	0.2
569,144	(2) Ginnie Mae Series 2014-53 JM, 7.127%, 04/20/2039	638,240	0.5
129,547	(2) Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 5.017%, 02/25/2034	133,580	0.1

	Total Collateralized Mortgage Obligations
	(Cost $7,772,779)	7,754,253	6.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.8%
		Federal Home Loan Mortgage Corporation: 0.5%(4)
47,452	5.500%, 01/01/2037	50,843	0.0
41,049	5.500%, 08/01/2038	43,983	0.0
10,080	5.500%, 10/01/2038	10,800	0.0
10,604	5.500%, 10/01/2038	11,362	0.0
266,590	5.500%, 11/01/2038	291,982	0.3
186,697	5.500%, 02/01/2039	200,038	0.2
		609,008	0.5

		Federal National Mortgage Association: 0.3%(4)
170,746	5.000%, 03/01/2027	175,396	0.2
158,395	5.000%, 07/01/2034	170,514	0.1
		345,910	0.3

	Total U.S. Government Agency Obligations
	(Cost $954,751)	954,918	0.8
ASSET-BACKED SECURITIES: 15.9%
	Automobile Asset-Backed Securities: 6.7%
200,000	Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	202,443	0.2
150,000	Ally Auto Receivables Trust 2019-1 A2, 2.850%, 03/15/2022	150,223	0.1
100,000	Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	101,125	0.1
350,000	Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	353,033	0.3
250,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	248,437	0.2
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	446,817	0.4
250,000	Carmax Auto Owner Trust 2019-1 A2A, 3.020%, 07/15/2022	250,693	0.2
250,000	Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	252,124	0.2
400,000	Ford Credit Auto Owner Trust 2018-A A4, 3.160%, 10/15/2023	406,703	0.4
350,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	349,282	0.3
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	499,115	0.4
150,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	151,053	0.1
200,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	203,933	0.2
100,000	Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	99,180	0.1
200,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	197,448	0.2
350,000	Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	350,802	0.3
150,000	Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	151,294	0.1
200,000	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	202,516	0.2
350,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	358,488	0.3

See Accompanying Notes to Financial Statements

60

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

200,000		Nissan Auto Receivables 2019-A A2A Owner Trust, 2.820%, 01/18/2022	200,291	0.2
200,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	199,705	0.2
500,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	497,501	0.4
400,000		Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	401,934	0.4
200,000	(1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	199,255	0.2
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	149,215	0.1
231,901	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	234,622	0.2
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	445,842	0.4
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	246,769	0.2
100,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/2022	99,693	0.1
			7,649,536	6.7

		Credit Card Asset-Backed Securities: 1.8%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	447,053	0.4
300,000		BA Credit Card Trust 2017-A1 A1, 1.950%, 08/15/2022	298,190	0.3
250,000		Chase Issuance Trust 2016-A4 A4, 1.490%, 07/15/2022	246,765	0.2
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	448,164	0.4
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	603,848	0.5
			2,044,020	1.8

		Home Equity Asset-Backed Securities: 0.0%
4,791		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/2019	4,786	0.0

		Other Asset-Backed Securities: 6.5%
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 4.017%, (US0003M + 1.230%), 01/15/2030	390,089	0.4
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 4.130%, (US0003M + 1.350%), 07/18/2029	246,227	0.2
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.961%, (US0003M + 1.200%), 01/20/2031	243,221	0.2
560,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 4.277%, (US0003M + 1.490%), 01/15/2029	560,062	0.5
410,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 4.061%, (US0003M + 1.300%), 04/20/2031	409,997	0.4
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 4.023%, (US0003M + 1.250%), 10/17/2030	249,538	0.2
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.990%, (US0003M + 1.210%), 10/18/2030	248,955	0.2
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 3.871%, (US0003M + 1.110%), 01/22/2031	247,500	0.2
250,000	(1)	CIFC Funding 2016-1A A, 4.241%, (US0003M + 1.480%), 10/21/2028	250,038	0.2
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	148,545	0.2
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.941%, (US0003M + 1.180%), 10/20/2030	248,836	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 4.137%, (US0003M + 1.350%), 04/15/2028	247,967	0.2
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.884%, (US0003M + 1.200%), 08/15/2030	360,019	0.3
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 4.011%, (US0003M + 1.250%), 01/20/2030	244,024	0.2
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.999%, (US0003M + 1.220%), 07/24/2030	249,324	0.2
330,000	(1)	LCM XXIII Ltd. 23A A1, 4.161%, (US0003M + 1.400%), 10/20/2029	330,479	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 3.887%, (US0003M + 1.100%), 10/15/2031	248,371	0.2

See Accompanying Notes to Financial Statements

61

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 4.081%, (US0003M + 1.320%), 03/17/2030	250,075	0.2
250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 4.162%, (US0003M + 1.375%), 07/15/2029	245,373	0.2
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 4.111%, (US0003M + 1.350%), 07/19/2030	245,029	0.2
260,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.094%, (US0003M + 1.410%), 08/15/2029	260,507	0.2
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.973%, (US0003M + 1.200%), 10/17/2031	248,925	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 4.046%, (US0003M + 1.270%), 07/20/2030	249,750	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 4.126%, (US0003M + 1.350%), 07/20/2030	248,602	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	248,055	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	303,052	0.3
200,000		Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	202,519	0.2
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	99,284	0.1
			7,524,363	6.5

		Student Loan Asset-Backed Securities: 0.9%
243,799	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	240,916	0.2
450,000	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	457,996	0.4
300,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.084%, (US0001M + 1.600%), 10/15/2031	309,049	0.3
			1,007,961	0.9

	Total Asset-Backed Securities
	(Cost $18,249,375)		18,230,666	15.9
SUPRANATIONAL BONDS: 0.1%
58,000		European Investment Bank, 1.750%, 05/15/2020	57,564	0.1

	Total Supranational Bonds
	(Cost $57,830)		57,564	0.1

SOVEREIGN BONDS: 2.1%
2,165,000		FMS Wertmanagement, 1.750%, 01/24/2020	2,152,606	1.9
275,000	(1)	Kommunalbanken AS, 3.125%, 10/18/2021	280,348	0.2

	Total Sovereign Bonds
	(Cost $2,423,352)		2,432,954	2.1

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Notes: 5.2%
498,000		2.125%, 03/31/2024	495,520	0.4
1,810,100		2.250%, 03/31/2021	1,809,676	1.6
1,566,000		2.375%, 03/15/2022	1,573,493	1.4
2,050,000		2.500%, 02/28/2026	2,074,664	1.8

	Total U.S. Treasury Obligations
	(Cost $5,946,176)		5,953,353	5.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.7%
109,213	(2)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	109,339	0.1
382,146	(1),(2)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.740%, 04/12/2038	392,463	0.3
540,000	(1)	BXMT 2017-FL1 A Ltd., 3.354%, (US0001M + 0.870%), 06/15/2035	539,835	0.5
90,000	(2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.112%, 11/10/2046	95,777	0.1
411,228		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	425,082	0.4
178,111		COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	179,974	0.2
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	435,505	0.4
90,774		COMM 2014-CR17 A2, 3.012%, 05/10/2047	90,707	0.1
793,000	(1),(2)	DBUBS 2011-LC1A E, 5.699%, 11/10/2046	821,853	0.7
109,796	(1),(2)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.307%, 06/10/2036	109,673	0.1
124,955	(2)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	128,091	0.1

See Accompanying Notes to Financial Statements

62

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

263,190		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	256,150	0.2
265,582		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	257,241	0.2
63,043	(2)	Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	60,858	0.0
134,122		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,130	0.1
198,330		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	189,821	0.2
86,654		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	85,346	0.1
396,977		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	384,553	0.3
202,746		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	196,851	0.2
86,280		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	84,373	0.1
145,349		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,019	0.1
541,831		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	525,870	0.5
339,585		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	333,213	0.3
148,645		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	144,752	0.1
1,963		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/2041	1,960	0.0
250,000	(1),(2)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	247,602	0.2
290,000	(1),(2)	GS Mortgage Securities Trust 2012-GC6 C, 5.653%, 01/10/2045	305,276	0.3
288,302	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	291,116	0.2
1,040,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.383%, 08/15/2046	1,087,194	0.9
340,000	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	344,016	0.3
64,795		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	64,718	0.1
303,926		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	302,574	0.3
195,162		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	197,575	0.2
240,000		Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	244,683	0.2
600,000	(1),(2)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	623,041	0.5
290,000	(1) Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	290,474	0.2
390,000	(2) TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.482%, 08/15/2039	390,226	0.3
460,000	(1) TPG Real Estate Finance 2018-FL-1 D Issuer LTD., 5.184%, (US0001M + 2.700%), 02/15/2035	460,860	0.4
224,000	Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	225,219	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $11,309,803)	11,196,010	9.7

	Total Long-Term Investments
	(Cost $114,923,521)	114,976,281	99.9

SHORT-TERM INVESTMENTS: 4.9%
	Commercial Paper: 2.6%
2,000,000	Kroger Co., 7.770%, 04/01/2019	1,999,574	1.7
1,000,000	Sysco Corp., 7.700%, 04/01/2019	999,789	0.9
		2,999,363	2.6

	Securities Lending Collateral(5): 0.6%
721,257	Citibank N.A., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $721,414, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.960%-4.500%, Market Value plus accrued interest $736,819, due 01/01/28-07/01/48)
	(Cost $721,257)	721,257	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
1,945,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%
	(Cost $1,945,000)	1,945,000	1.7

	Total Short-Term Investments
	(Cost $5,666,257)	5,665,620	4.9

See Accompanying Notes to Financial Statements

63

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2019 (continued)

Total Investments in Securities (Cost $120,589,778)	$120,641,901	104.8
Liabilities in Excess of Other Assets	(5,579,064)	(4.8)
Net Assets	$115,062,837	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

64

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 14.1%
		Basic Materials: 1.0%
1,925,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,909,753	0.1
440,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	442,200	0.0
565,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	570,650	0.1
255,000		Chemours Co/The, 5.375%, 05/15/2027	254,600	0.0
635,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	609,600	0.1
1,500,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	1,617,741	0.1
550,000	(1),(2)	Constellium NV, 6.625%, 03/01/2025	562,375	0.1
440,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	415,800	0.0
1,250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	1,252,662	0.1
200,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	188,750	0.0
430,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	422,475	0.0
230,000		Hexion, Inc., 6.625%, 04/15/2020	192,625	0.0
2,220,000		International Paper Co., 4.350%, 08/15/2048	2,079,521	0.2
230,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/2025	233,450	0.0
600,000	(1)	OCI NV, 6.625%, 04/15/2023	625,200	0.1
385,000		Olin Corp., 5.125%, 09/15/2027	391,256	0.0
365,000	(1),(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	344,013	0.0
500,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	506,250	0.1
350,000		Southern Copper Corp., 5.875%, 04/23/2045	395,414	0.0
500,000		Teck Resources Ltd., 5.200%, 03/01/2042	484,243	0.0
85,000	(1),(2)	Tronox Finance PLC, 5.750%, 10/01/2025	79,156	0.0
320,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	306,608	0.0
			13,884,342	1.0

		Communications: 2.4%
775,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	783,719	0.1

200,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	176,000	0.0
750,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	751,875	0.1
555,000		AMC Networks, Inc., 4.750%, 08/01/2025	552,225	0.1
290,000		AT&T, Inc., 3.400%, 05/15/2025	287,420	0.0
2,090,000		AT&T, Inc., 5.150%, 02/15/2050	2,143,461	0.2
410,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	426,912	0.0
400,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	413,000	0.0
265,000		Cablevision Systems Corp., 5.875%, 09/15/2022	277,587	0.0
278,000		CBS Corp., 4.000%, 01/15/2026	282,884	0.0
325,000	(1),(2)	CBS Radio, Inc., 7.250%, 11/01/2024	325,000	0.0
280,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	282,450	0.0
155,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	153,644	0.0
1,455,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,527,750	0.1
545,000	(2)	CenturyLink, Inc., 5.625%, 04/01/2025	528,650	0.1
410,000		CenturyLink, Inc., 5.800%, 03/15/2022	420,762	0.0
273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	282,659	0.0
380,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	403,750	0.0
80,000		Comcast Corp., 4.250%, 01/15/2033	84,727	0.0
1,940,000		Comcast Corp., 4.700%, 10/15/2048	2,115,971	0.2
60,000		Comcast Corp., 5.650%, 06/15/2035	70,686	0.0
195,000	(1)	CommScope Finance LLC, 8.250%, 03/01/2027	202,800	0.0
390,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	380,620	0.0
320,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	284,538	0.0
635,000		CSC Holdings LLC, 5.250%, 06/01/2024	646,112	0.1

See Accompanying Notes to Financial Statements

65

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

700,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	721,210	0.1
1,282,000		Discovery Communications LLC, 2.950%, 03/20/2023	1,271,177	0.1
795,000	(2)	DISH DBS Corp., 5.000%, 03/15/2023	718,481	0.1
730,000		DISH DBS Corp., 5.875%, 11/15/2024	615,937	0.1
335,000		Embarq Corp., 7.995%, 06/01/2036	327,881	0.0
230,000	(2)	Frontier Communications Corp., 6.875%, 01/15/2025	125,063	0.0
300,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	310,500	0.0
230,000		Frontier Communications Corp., 11.000%, 09/15/2025	152,702	0.0
520,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	522,600	0.0
275,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	292,875	0.0
350,000		Hughes Satellite Systems Corp., 6.625%, 08/01/2026	343,875	0.0
300,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	267,090	0.0
365,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	356,788	0.0
365,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	255,500	0.0
870,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	870,000	0.1
695,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	735,831	0.1
730,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	742,775	0.1
1,966,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.650%, 11/01/2024	1,987,285	0.2
500,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	502,500	0.0
320,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	291,200	0.0
455,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	437,938	0.0
90,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	91,013	0.0
520,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	522,262	0.0
375,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	390,000	0.0
1,490,000		Sprint Corp., 7.125%, 06/15/2024	1,516,075	0.1
1,160,000		Sprint Corp., 7.625%, 03/01/2026	1,180,300	0.1
410,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	397,700	0.0

135,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	140,400	0.0
430,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	464,400	0.0
259,000		Time Warner Cable LLC, 5.000%, 02/01/2020	263,347	0.0
275,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	275,881	0.0
545,000	(2)	T-Mobile USA, Inc., 5.375%, 04/15/2027	565,438	0.1
110,000		Verizon Communications, Inc., 3.850%, 11/01/2042	104,192	0.0
2,070,000		Verizon Communications, Inc., 4.522%, 09/15/2048	2,130,522	0.2
158,000		Verizon Communications, Inc., 4.812%, 03/15/2039	170,171	0.0
375,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	375,938	0.0
95,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	96,910	0.0
310,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	315,425	0.0
			34,654,384	2.4

		Consumer, Cyclical: 1.3%
705,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	698,161	0.1
285,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	288,919	0.0
140,000		AMC Entertainment Holdings, Inc., 5.750%, 06/15/2025	131,397	0.0
375,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	339,375	0.0
455,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	470,220	0.0
255,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	233,325	0.0
200,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 9.875%, 04/01/2027	205,000	0.0
570,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	551,475	0.1
445,000		Caleres, Inc., 6.250%, 08/15/2023	463,912	0.0
230,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	241,799	0.0
385,000	(1),(2)	CCM Merger, Inc., 6.000%, 03/15/2022	396,069	0.0

See Accompanying Notes to Financial Statements

66

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

400,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	410,476	0.0
495,000		Century Communities, Inc., 5.875%, 07/15/2025	472,725	0.0
580,000		Dana, Inc., 5.500%, 12/15/2024	580,000	0.1
340,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	361,250	0.0
565,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	569,237	0.1
535,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	535,669	0.1
200,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	208,750	0.0
400,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	418,000	0.0
630,000		L Brands, Inc., 6.750%, 07/01/2036	532,350	0.1
360,000		Lennar Corp., 5.250%, 06/01/2026	371,700	0.0
335,000		Lennar Corp., 5.375%, 10/01/2022	350,494	0.0
540,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	548,100	0.1
395,000		M/I Homes, Inc., 5.625%, 08/01/2025	380,187	0.0
160,000		M/I Homes, Inc., 6.750%, 01/15/2021	162,800	0.0
515,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	509,850	0.0
275,000		Meritage Homes Corp., 5.125%, 06/06/2027	267,355	0.0
320,000		Meritage Homes Corp., 6.000%, 06/01/2025	337,600	0.0
575,000		MGM Resorts International, 5.750%, 06/15/2025	598,719	0.1
615,000		MGM Resorts International, 6.000%, 03/15/2023	650,362	0.1
545,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	556,581	0.1
95,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	97,137	0.0
145,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 8.500%, 05/15/2027	145,725	0.0
380,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	370,500	0.0
865,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	648,750	0.1

300,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	294,750	0.0
85,000		Scientific Games International, Inc., 6.625%, 05/15/2021	86,275	0.0
635,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	649,288	0.1
90,000		Scientific Games International, Inc., 10.000%, 12/01/2022	95,063	0.0
375,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	407,438	0.0
55,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	54,278	0.0
410,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	406,433	0.0
365,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	360,438	0.0
230,000		Taylor Morrison Communities, Inc., 6.625%, 05/15/2022	238,625	0.0
290,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	291,267	0.0
545,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	531,375	0.1
110,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	114,125	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	255,313	0.0
470,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	458,250	0.0
			18,346,887	1.3

		Consumer, Non-cyclical: 2.8%
1,092,000		AbbVie, Inc., 3.750%, 11/14/2023	1,122,152	0.1
2,060,000		AbbVie, Inc., 4.875%, 11/14/2048	2,032,628	0.2
230,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	236,900	0.0
277,000		Allergan Funding SCS, 3.000%, 03/12/2020	276,915	0.0
570,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625%, 06/15/2024	578,550	0.1
175,000	(1)	Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 7.500%, 03/15/2026	180,906	0.0
140,000		Amgen, Inc., 3.200%, 11/02/2027	137,494	0.0
2,135,000		Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	2,061,065	0.2
230,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	178,825	0.0

See Accompanying Notes to Financial Statements

67

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,180,000		BAT Capital Corp., 4.540%, 08/15/2047	1,915,847	0.1
815,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	865,938	0.1
615,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	620,277	0.1
730,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	748,250	0.1
2,030,000		Becton Dickinson and Co., 4.669%, 06/06/2047	2,131,850	0.2
365,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	358,612	0.0
280,000		Celgene Corp., 3.250%, 08/15/2022	283,122	0.0
2,190,000		Celgene Corp., 4.550%, 02/20/2048	2,233,546	0.2
865,000		Centene Corp., 4.750%, 01/15/2025	884,462	0.1
350,000		Central Garden & Pet Co., 5.125%, 02/01/2028	322,000	0.0
95,000	(2)	CHS/Community Health Systems, Inc., 5.125%, 08/01/2021	93,869	0.0
140,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	131,950	0.0
1,220,000	(1)	Cigna Corp., 3.750%, 07/15/2023	1,252,143	0.1
1,990,000	(1)	Cigna Corp., 4.900%, 12/15/2048	2,062,518	0.2
410,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	415,125	0.0
239,000		CVS Health Corp., 3.875%, 07/20/2025	242,242	0.0
1,940,000		CVS Health Corp., 5.050%, 03/25/2048	1,958,343	0.2
465,000		DaVita, Inc., 5.125%, 07/15/2024	460,350	0.0
295,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	298,319	0.0
250,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	246,562	0.0
365,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	349,487	0.0
465,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	489,412	0.0
1,885,000		HCA, Inc., 5.375%, 02/01/2025	2,002,813	0.2
90,000	(1)	Hertz Corp., 5.500%, 10/15/2024	75,938	0.0
615,000		Hertz Corp., 7.375%, 01/15/2021	615,000	0.1
590,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	610,650	0.1

415,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	423,819	0.0
275,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	283,594	0.0
275,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	285,656	0.0
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	274,642	0.0
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/2020	277,462	0.0
405,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	421,953	0.0
515,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	515,000	0.0
160,000		New Albertsons L.P., 7.450%, 08/01/2029	142,400	0.0
525,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	533,531	0.0
250,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	253,750	0.0
250,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	252,500	0.0
320,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	316,880	0.0
590,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	575,988	0.1
140,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	150,150	0.0
263,000		Reynolds American, Inc., 4.450%, 06/12/2025	270,460	0.0
325,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	286,813	0.0
500,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	506,250	0.0
225,000		Teleflex, Inc., 4.625%, 11/15/2027	224,017	0.0
185,000		Teleflex, Inc., 5.250%, 06/15/2024	190,204	0.0
230,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	231,737	0.0
1,095,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	1,131,956	0.1
400,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	401,762	0.0
1,174,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/2023	1,177,772	0.1
660,000		United Rentals North America, Inc., 4.625%, 10/15/2025	653,400	0.1
465,000		United Rentals North America, Inc., 6.500%, 12/15/2026	490,575	0.0
420,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	456,981	0.0

See Accompanying Notes to Financial Statements

68

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

220,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	215,050	0.0
			39,418,362	2.8

		Energy: 2.5%
205,000		Antero Resources Corp., 5.125%, 12/01/2022	206,855	0.0
475,000	(2)	Antero Resources Corp., 5.000%, 03/01/2025	469,656	0.0
210,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	214,662	0.0
365,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	284,700	0.0
845,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	665,691	0.1
2,000,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	1,990,118	0.2
630,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	662,287	0.1
125,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	136,250	0.0
615,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	630,375	0.1
250,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	259,200	0.0
410,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	382,202	0.0
320,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	329,600	0.0
300,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	309,000	0.0
410,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	407,950	0.0
230,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	146,625	0.0
470,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	491,737	0.0
430,000		Montage Resources Corp., 8.875%, 07/15/2023	411,725	0.0
500,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	494,984	0.0

340,000	(1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	366,244	0.0
185,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	191,012	0.0
230,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	242,650	0.0
1,075,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,135,986	0.1
1,920,000		Energy Transfer Operating L.P., 6.000%, 06/15/2048	2,079,217	0.2
320,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	309,200	0.0
320,000		EnLink Midstream Partners L.P., 4.850%, 07/15/2026	318,800	0.0
320,000		Ensco Rowan plc, 7.750%, 02/01/2026	271,600	0.0
385,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	402,806	0.0
2,200,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	2,206,591	0.2
250,000		Gulfport Energy Corp., 6.000%, 10/15/2024	228,160	0.0
185,000		Gulfport Energy Corp., 6.375%, 05/15/2025	168,119	0.0
200,000		Gulfport Energy Corp., 6.375%, 01/15/2026	178,000	0.0
765,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	782,212	0.1
430,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	382,700	0.0
75,000		Jagged Peak Energy LLC, 5.875%, 05/01/2026	74,741	0.0
585,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	312,975	0.0
500,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	513,920	0.1
2,125,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,184,160	0.2
1,575,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,655,166	0.1
1,960,000		Kinder Morgan, Inc./DE, 5.200%, 03/01/2048	2,070,285	0.2
520,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	507,000	0.1

See Accompanying Notes to Financial Statements

69

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

405,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	411,075	0.0
345,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	319,988	0.0
1,047,000		MPLX L.P., 3.375%, 03/15/2023	1,056,234	0.1
115,000		Murphy Oil Corp., 4.450%, 12/01/2022	116,509	0.0
365,000		Murphy Oil Corp., 5.750%, 08/15/2025	377,249	0.0
185,000		Murphy Oil Corp., 6.875%, 08/15/2024	195,981	0.0
535,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	556,400	0.1
90,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	92,588	0.0
500,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	267,500	0.0
385,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	390,294	0.0
320,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	298,000	0.0
545,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	557,263	0.1
750,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	744,750	0.1
775,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	856,956	0.1
1,000,000		Petroleos del Peru SA, 4.750%, 06/19/2032	1,028,750	0.1
575,000		Petroleos Mexicanos, 6.500%, 01/23/2029	570,831	0.1
140,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	113,400	0.0
230,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	234,232	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	9,925	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	9,950	0.0
345,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	347,156	0.0
90,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	97,313	0.0
270,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	294,638	0.0

230,000		Transocean, Inc., 6.800%, 03/15/2038	181,700	0.0
140,000		Unit Corp., 6.625%, 05/15/2021	135,100	0.0
470,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	458,250	0.0
185,000		WPX Energy, Inc., 5.750%, 06/01/2026	188,469	0.0
451,000		WPX Energy, Inc., 6.000%, 01/15/2022	470,168	0.0
			35,455,830	2.5

		Financial: 1.6%
150,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/2020	153,617	0.0
1,180,000		Ally Financial, Inc., 5.750%, 11/20/2025	1,261,255	0.1
994,000		American International Group, Inc., 4.125%, 02/15/2024	1,026,907	0.1
2,070,000		American International Group, Inc., 4.750%, 04/01/2048	2,065,881	0.2
327,000		Bank of America Corp., 2.625%, 10/19/2020	326,347	0.0
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	459,599	0.0
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	411,900	0.0
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/2026	286,429	0.0
140,000		CIT Group, Inc., 5.000%, 08/15/2022	146,125	0.0
25,000		CIT Group, Inc., 5.250%, 03/07/2025	26,664	0.0
45,000		CIT Group, Inc., 6.125%, 03/09/2028	50,175	0.0
200,000		Citigroup, Inc., 2.900%, 12/08/2021	199,962	0.0
1,780,000		Citigroup, Inc., 4.750%, 05/18/2046	1,844,003	0.1
1,000,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	1,050,010	0.1
510,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	508,087	0.1
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/2025	391,692	0.0
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	286,049	0.0
281,000		HCP, Inc., 4.000%, 06/01/2025	289,681	0.0
445,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	441,662	0.0
277,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	288,193	0.0
184,000	(3)	JPMorgan Chase & Co., 6.125%, 12/31/2199	193,087	0.0

See Accompanying Notes to Financial Statements

70

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

455,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	470,925	0.0
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/2025	405,316	0.0
86,000	(3)	M&T Bank Corp., 6.450%, 12/31/2199	91,640	0.0
475,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	498,156	0.1
268,000		Morgan Stanley, 4.000%, 07/23/2025	276,264	0.0
380,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	387,600	0.0
250,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	257,500	0.0
950,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	916,630	0.1
410,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	385,400	0.0
590,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	595,162	0.1
970,000		Simon Property Group L.P., 3.375%, 12/01/2027	977,280	0.1
185,000		Springleaf Finance Corp., 6.125%, 05/15/2022	192,400	0.0
320,000		Springleaf Finance Corp., 6.125%, 03/15/2024	327,994	0.0
500,000		Springleaf Finance Corp., 7.125%, 03/15/2026	509,998	0.1
455,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	460,688	0.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	519,728	0.1
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	200,031	0.0
500,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	517,089	0.1
269,000		Wells Fargo & Co., 4.300%, 07/22/2027	280,215	0.0
1,990,000		Wells Fargo & Co., 4.750%, 12/07/2046	2,087,517	0.2
89,000	(3)	Wells Fargo & Co., 5.900%, 12/31/2199	91,095	0.0
			22,155,953	1.6

		Industrial: 1.2%
520,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	533,000	0.1
455,000		AECOM, 5.875%, 10/15/2024	481,163	0.0
750,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	750,937	0.1
410,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	425,888	0.0
235,000	(1)	Avolon Holdings Funding Ltd., 5.250%, 05/15/2024	242,638	0.0
480,000	(1)	BMC East LLC, 5.500%, 10/01/2024	473,400	0.0
160,000	(1),(2)	Bombardier, Inc., 6.000%, 10/15/2022	162,200	0.0
475,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	526,656	0.1
685,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	663,162	0.1
5,000,000	(5)	Carillion PLC, 0.000%, 01/06/2020	–	–
500,000	(2)	Cemex SAB de CV, 6.125%, 05/05/2025	518,750	0.1
603,000		FedEx Corp., 4.000%, 01/15/2024	632,619	0.1
1,965,000		FedEx Corp., 4.950%, 10/17/2048	2,028,387	0.2
470,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	438,275	0.0
500,000	(1)	Itron, Inc., 5.000%, 01/15/2026	493,125	0.0
600,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	594,000	0.1
300,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	294,750	0.0
200,000		Lockheed Martin Corp., 3.550%, 01/15/2026	206,670	0.0
140,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	143,675	0.0
365,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	374,125	0.0
300,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	310,500	0.0
275,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	283,938	0.0
590,000	(1)	Novelis Corp., 5.875%, 09/30/2026	588,525	0.1
520,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	546,598	0.1
235,000	(1)	Park Aerospace Holdings Ltd., 5.250%, 08/15/2022	241,439	0.0
410,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	427,425	0.0
455,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	470,925	0.0

See Accompanying Notes to Financial Statements

71

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

230,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	234,025	0.0
250,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	263,800	0.0
185,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	179,506	0.0
455,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	478,701	0.0
405,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	419,175	0.0
350,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	338,625	0.0
375,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	378,750	0.0
285,000		TransDigm, Inc., 6.375%, 06/15/2026	283,176	0.0
465,000		TransDigm, Inc., 6.500%, 05/15/2025	473,765	0.0
976,000		United Technologies Corp., 3.650%, 08/16/2023	1,002,602	0.1
455,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	484,859	0.0
			17,389,754	1.2

		Technology: 0.6%
1,269,000		Analog Devices, Inc., 3.125%, 12/05/2023	1,279,431	0.1
455,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	453,862	0.0
545,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	560,669	0.1
475,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	471,770	0.1
345,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	365,840	0.0
1,620,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	1,960,653	0.2
230,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	232,300	0.0
530,000	(1)	First Data Corp., 5.750%, 01/15/2024	546,960	0.1
410,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	432,550	0.0
50,000		NCR Corp., 5.000%, 07/15/2022	50,125	0.0
430,000	(1)	Open Text Corp., 5.875%, 06/01/2026	450,425	0.0

350,000		Oracle Corp., 3.250%, 11/15/2027	352,478	0.0
365,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	375,037	0.0
240,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	242,850	0.0
250,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	225,000	0.0
			7,999,950	0.6

		Utilities: 0.7%
455,000		Calpine Corp., 5.750%, 01/15/2025	453,863	0.0
2,260,000		Dominion Energy, Inc., 2.750%, 01/15/2022	2,242,411	0.2
600,000		Dominion Energy, Inc., 2.750%, 09/15/2022	595,381	0.1
390,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	396,825	0.0
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	504,203	0.0
450,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	428,625	0.0
660,000		NRG Energy, Inc., 5.750%, 01/15/2028	702,075	0.1
1,000,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	987,772	0.1
2,950,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,160,461	0.2
230,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	239,775	0.0
430,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	448,275	0.0
			10,159,666	0.7

	Total Corporate Bonds/Notes (Cost $193,189,626)		199,465,128	14.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 22.3%
354,354		Adjustable Rate Mortgage Trust 2005-7 7A21, 2.986%, (US0001M + 0.500%), 10/25/2035	352,407	0.0
464,088	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.581%, 05/25/2036	455,187	0.0
1,310,885	(1),(3)	Agate Bay Mortgage Trust 2014-1 B4, 3.877%, 07/25/2044	1,304,812	0.1
2,010,461	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.887%, 09/25/2044	2,036,089	0.1
2,674,099	(1),(3)	Agate Bay Mortgage Trust 2016-1 B3, 3.781%, 12/25/2045	2,615,402	0.2

See Accompanying Notes to Financial Statements

72

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

724,807	Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	709,714	0.1
157,312	Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	136,855	0.0
627,572	Alternative Loan Trust 2005-10CB 1A2, 2.936%, (US0001M + 0.450%), 05/25/2035	544,771	0.0
668,353	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	662,240	0.1
225,398	Alternative Loan Trust 2005-51 3A2A, 3.687%, (12MTA + 1.290%), 11/20/2035	220,332	0.0
72,441	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	70,193	0.0
326,791	Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	283,588	0.0
45,364	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	34,689	0.0
802,252	Alternative Loan Trust 2006-18CB A10, 2.886%, (US0001M + 0.400%), 07/25/2036	527,276	0.0
192,159	Alternative Loan Trust 2006-19CB A12, 2.886%, (US0001M + 0.400%), 08/25/2036	132,048	0.0
813,752	Alternative Loan Trust 2006-19CB A28, 3.086%, (US0001M + 0.600%), 08/25/2036	569,401	0.0
1,345,144	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	1,151,353	0.1
552,398	Alternative Loan Trust 2006-HY11 A1, 2.606%, (US0001M + 0.120%), 06/25/2036	517,220	0.0
1,384,246	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	1,172,514	0.1
207,322	Alternative Loan Trust 2007-2CB 2A1, 3.086%, (US0001M + 0.600%), 03/25/2037	135,608	0.0
383,666	Alternative Loan Trust 2007-HY8C A1, 2.646%, (US0001M + 0.160%), 09/25/2047	372,400	0.0
1,073,382	Alternative Loan Trust 2007-OA4 A1, 2.656%, (US0001M + 0.170%), 05/25/2047	1,010,178	0.1
627,349	Banc of America Funding 2007-2 1A16 Trust, 3.086%, (US0001M + 0.600%), 03/25/2037	497,743	0.0

3,173,416		Banc of America Funding 2007-C 7A1 Trust, 2.698%, (US0001M + 0.210%), 05/20/2047	2,979,529	0.2
584,655	(3)	Bear Stearns ALT-A Trust 2005-3 4A3, 4.332%, 04/25/2035	588,507	0.0
293,135	(3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.096%, 11/25/2036	270,882	0.0
806,308	(3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.960%, 11/25/2036	673,071	0.1
214,916	(3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.335%, 01/26/2036	193,376	0.0
9,580	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	9,612	0.0
718,298	(3)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.273%, 09/25/2036	690,473	0.1
101,855	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.272%, 11/25/2034	101,611	0.0
715,604		CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 4.571%, (US0012M + 1.750%), 02/20/2036	673,509	0.1
3,000,000	(1),(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	3,061,773	0.2
841,123		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	856,267	0.1
165,441	(3)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.824%, 03/25/2036	157,744	0.0
92,718	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.611%, 11/25/2036	81,377	0.0
362,379	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	383,421	0.0
366,156	(3)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.483%, 08/25/2035	371,679	0.0
807,269		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	823,376	0.1
1,000,000	(1),(3)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,024,711	0.1
28,883		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.986%, (US0001M + 0.500%), 11/25/2035	18,860	0.0
1,132,439		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.206%, (US0001M + 0.720%), 11/25/2035	1,131,362	0.1

See Accompanying Notes to Financial Statements

73

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

555,647		CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	466,141	0.0
1,400,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,430,378	0.1
2,126,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,182,747	0.2
2,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,023,903	0.1
734,824		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.786%, (US0001M + 0.300%), 04/25/2037	471,025	0.0
171,852	(1),(3)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.686%, 06/27/2037	173,946	0.0
899,072	(6)	Fannie Mae 2007-18 BS, 4.115%, (-1.000*US0001M + 6.600%), 06/25/2035	147,786	0.0
2,322,454	(6)	Fannie Mae 2008-94 SI, 3.015%, (-1.000*US0001M + 5.500%), 04/25/2036	437,700	0.0
1,250,973	(6)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	61,407	0.0
360,443		Fannie Mae 2010-15 FD, 3.226%, (US0001M + 0.740%), 03/25/2040	366,407	0.0
892,590		Fannie Mae 2011-47 GF, 3.056%, (US0001M + 0.570%), 06/25/2041	899,529	0.1
338,168		Fannie Mae 2012-10 UF, 3.036%, (US0001M + 0.550%), 02/25/2042	340,746	0.0
361,777	(6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	78,738	0.0
1,429,581	(6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	113,819	0.0
8,607,482	(6)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	684,289	0.1
2,184,716	(6)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	165,339	0.0
44,196,473	(6)	Fannie Mae 2018-86 US, 3.715%, (-1.000*US0001M + 6.200%), 12/25/2048	6,400,829	0.5
1,050,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	1,164,243	0.1
144,726		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 7.386%, (US0001M + 4.900%), 11/25/2024	162,573	0.0

2,569,161	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.486%, (US0001M + 4.000%), 05/25/2025	2,776,137	0.2
2,913,699	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	3,263,865	0.2
3,200,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.736%, (US0001M + 4.250%), 01/25/2029	3,523,528	0.3
50,000	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	54,767	0.0
500,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 6.036%, (US0001M + 3.550%), 07/25/2029	537,616	0.0
2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	2,694,553	0.2
1,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	1,452,975	0.1
1,460,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	1,479,216	0.1
150,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 5.136%, (US0001M + 2.650%), 02/25/2030	154,940	0.0
450,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	460,038	0.0
4,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	4,067,496	0.3
2,550,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	2,545,815	0.2
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,499,944	0.1

See Accompanying Notes to Financial Statements

74

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,000,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	1,007,745	0.1
1,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 6.236%, (US0001M + 3.750%), 03/25/2031	982,042	0.1
5,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	4,964,062	0.4
1,100,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.586%, (US0001M + 4.100%), 03/25/2031	1,089,352	0.1
1,500,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	1,482,938	0.1
5,200,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	5,236,400	0.4
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.886%, (US0001M + 2.400%), 04/25/2031	3,030,763	0.2
1,743,342		Fannie Mae Connecticut Avenue Securities, 8.186%, (US0001M + 5.700%), 04/25/2028	1,996,433	0.1
209,385	(6)	Fannie Mae REMIC Trust 2000-26 SP, 6.015%, (-1.000*US0001M + 8.500%), 08/25/2030	44,178	0.0
271,775	(6)	Fannie Mae REMIC Trust 2002-13 SR, 4.115%, (-1.000*US0001M + 6.600%), 03/25/2032	37,133	0.0
146,408	(6)	Fannie Mae REMIC Trust 2004-64 SW, 4.565%, (-1.000*US0001M + 7.050%), 08/25/2034	25,543	0.0
107,386	(6)	Fannie Mae REMIC Trust 2004-66 SE, 4.015%, (-1.000*US0001M + 6.500%), 09/25/2034	16,510	0.0
8,953	(6)	Fannie Mae REMIC Trust 2008-47 PS, 4.015%, (-1.000*US0001M + 6.500%), 06/25/2038	26	0.0
507,599	(6)	Fannie Mae REMIC Trust 2009-25 SN, 4.065%, (-1.000*US0001M + 6.550%), 04/25/2039	90,607	0.0
272,601	(6)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	24,026	0.0

24,090,203	(6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	50,392	0.0
1,138,521	(6)	Fannie Mae REMIC Trust 2013-116 SC, 3.715%, (-1.000*US0001M + 6.200%), 04/25/2033	135,701	0.0
2,220,982	(6)	Fannie Mae REMICS 2004-53 UC, 5.065%, (-1.000*US0001M + 7.550%), 07/25/2034	426,116	0.0
2,813,462	(6)	Fannie Mae REMICS 2005-59 NS, 4.265%, (-1.000*US0001M + 6.750%), 05/25/2035	335,950	0.0
8,363,951	(6)	Fannie Mae REMICS 2007-22 SD, 3.915%, (-1.000*US0001M + 6.400%), 03/25/2037	1,399,679	0.1
5,751,459	(6)	Fannie Mae REMICS 2007-30 IE, 4.255%, (-1.000*US0001M + 6.740%), 04/25/2037	1,218,980	0.1
4,530,133	(6)	Fannie Mae REMICS 2007-55 S, 4.275%, (-1.000*US0001M + 6.760%), 06/25/2037	787,458	0.1
10,357,839	(6)	Fannie Mae REMICS 2011-123 SD, 4.115%, (-1.000*US0001M + 6.600%), 08/25/2039	1,032,892	0.1
33,001,505	(6)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	2,605,924	0.2
26,517,501	(6)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	2,071,030	0.2
26,583,426	(6)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,810,977	0.1
10,209,588	(6)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	756,616	0.1
10,360,570	(6)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	984,291	0.1
7,374,497	(6)	Fannie Mae REMICS 2013-97 JS, 3.665%, (-1.000*US0001M + 6.150%), 04/25/2038	962,269	0.1
15,809,933	(6)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	3,460,546	0.3
36,088,364	(5),(6)	Fannie Mae REMICS 2019-17 SA, 3.607%, (-1.000*US0001M + 6.100%), 04/25/2049	5,390,699	0.4
35,001,087	(6)	Fannie Mae REMICS 2019-8 SB, 3.615%, (-1.000*US0001M + 6.100%), 03/25/2049	5,240,699	0.4
769,399		Fannie Mae Series 2006-11 FA, 2.786%, (US0001M + 0.300%), 03/25/2036	768,475	0.1

See Accompanying Notes to Financial Statements

75

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

98,204		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	74,959	0.0
684,008	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.056%, 03/25/2048	673,562	0.1
675,000	(1),(3)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	693,613	0.1
3,746,117	(1),(3)	Flagstar Mortgage Trust 2018-6RR B1, 5.061%, 10/25/2048	3,958,935	0.3
2,000,033	(6)	Freddie Mac 2009-70 PS, 4.265%, (-1.000*US0001M + 6.750%), 01/25/2037	381,663	0.0
303,943	(6)	Freddie Mac 2524 SH, 5.016%, (-1.000*US0001M + 7.500%), 11/15/2032	29,127	0.0
528,548	(6)	Freddie Mac 2525 SM, 5.516%, (-1.000*US0001M + 8.000%), 02/15/2032	104,186	0.0
507,155	(6)	Freddie Mac 2981 CS, 4.236%, (-1.000*US0001M + 6.720%), 05/15/2035	73,492	0.0
236,955	(6)	Freddie Mac 2989 HS, 4.666%, (-1.000*US0001M + 7.150%), 08/15/2034	93,024	0.0
276,266	(6)	Freddie Mac 3018 SM, 4.716%, (-1.000*US0001M + 7.200%), 08/15/2035	56,019	0.0
2,678,653	(6)	Freddie Mac 3222 SN, 4.116%, (-1.000*US0001M + 6.600%), 09/15/2036	379,143	0.0
478,100	(3),(6)	Freddie Mac 324 144, 6.000%, 06/15/2039	101,979	0.0
993,036	(6)	Freddie Mac 3523 SA, 3.516%, (-1.000*US0001M + 6.000%), 09/15/2036	146,707	0.0
824,326	(6)	Freddie Mac 3582 MS, 3.666%, (-1.000*US0001M + 6.150%), 10/15/2039	128,772	0.0
1,338,031	(6)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	261,354	0.0
5,462,510	(6)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	659,634	0.1
209,459	(6)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	39,881	0.0
9,884,417	(6)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	2,104,526	0.2
154,728	(6)	Freddie Mac REMIC Trust 2266 S, 6.066%, (-1.000*US0001M + 8.550%), 11/15/2030	25,007	0.0
247,211	(6)	Freddie Mac REMIC Trust 2374 S, 5.616%, (-1.000*US0001M + 8.100%), 06/15/2031	48,646	0.0
132,321	(6)	Freddie Mac REMIC Trust 2417 SY, 5.916%, (-1.000*US0001M + 8.400%), 12/15/2031	28,575	0.0
280,279	(6)	Freddie Mac REMIC Trust 2577 SA, 4.966%, (-1.000*US0001M + 7.450%), 02/15/2033	54,095	0.0

10,417		Freddie Mac REMIC Trust 2973 SB, 9.226%, (-3.667*US0001M + 18.333%), 05/15/2035	10,713	0.0
127,943	(6)	Freddie Mac REMIC Trust 2981 SU, 5.316%, (-1.000*US0001M + 7.800%), 05/15/2030	20,638	0.0
44,025		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	54,331	0.0
825,684	(6)	Freddie Mac REMIC Trust 3049 PI, 4.166%, (-1.000*US0001M + 6.650%), 10/15/2035	139,899	0.0
62,177		Freddie Mac REMIC Trust 3085 SK, 36.195%, (-12.000*US0001M + 66.000%), 12/15/2035	168,033	0.0
97,835	(7),(8)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	85,243	0.0
209,041	(6)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	11,799	0.0
254,612	(6)	Freddie Mac REMIC Trust 3624 TS, 2.316%, (-1.000*US0001M + 4.800%), 01/15/2040	28,313	0.0
423,850	(6)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	69,293	0.0
1,425,123	(6)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	231,872	0.0
2,357,271	(6)	Freddie Mac REMICS 2781 SB, 4.666%, (-1.000*US0001M + 7.150%), 04/15/2034	411,660	0.0
885,388		Freddie Mac REMICS 2921 PF, 2.834%, (US0001M + 0.350%), 01/15/2035	885,767	0.1
5,670,330	(6)	Freddie Mac REMICS 3128 JI, 4.146%, (-1.000*US0001M + 6.630%), 03/15/2036	974,099	0.1
26,394,842	(6)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,752,852	0.1
13,063,079	(6)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	1,057,597	0.1
58,149,386	(6)	Freddie Mac REMICS 4273 PS, 3.616%, (-1.000*US0001M + 6.100%), 11/15/2043	8,235,244	0.6
4,990,351	(6)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	980,919	0.1
1,643,627		Freddie Mac REMICS Trust 3740 FB, 2.984%, (US0001M + 0.500%), 10/15/2040	1,649,910	0.1
1,796,432	(6)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	417,564	0.0

See Accompanying Notes to Financial Statements

76

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

929,780	(6)	Freddie Mac Strips Series 237 S23, 4.616%, (-1.000*US0001M + 7.100%), 05/15/2036	178,316	0.0
1,316,069	(6)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	185,484	0.0
1,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	1,384,228	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 7.186%, (US0001M + 4.700%), 03/25/2028	563,944	0.0
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	552,350	0.0
910,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.936%, (US0001M + 3.450%), 10/25/2029	984,553	0.1
2,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	2,819,448	0.2
1,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.136%, (US0001M + 2.650%), 12/25/2029	1,799,402	0.1
4,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	4,163,251	0.3
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	977,737	0.1
3,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	3,307,914	0.2
2,500,000	(1),(3),(5)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,591,626	0.2
2,000,000	(1),(3),(5)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	2,031,866	0.1
7,149,814	(6)	Ginnie Mae 2007-59 SC, 4.012%, (-1.000*US0001M + 6.500%), 07/20/2037	1,146,664	0.1
277,699	(6)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	66,255	0.0

44,915,249	(6)	Ginnie Mae 2013-130 SB, 2.561%, (-1.000*US0001M + 5.050%), 09/16/2043	4,949,594	0.4
642,299	(6)	Ginnie Mae Series 2008-40 SA, 3.918%, (-1.000*US0001M + 6.400%), 05/16/2038	107,294	0.0
1,122,946	(6)	Ginnie Mae Series 2009-116 SJ, 3.998%, (-1.000*US0001M + 6.480%), 12/16/2039	192,050	0.0
1,077,988	(6)	Ginnie Mae Series 2010-4 SL, 3.918%, (-1.000*US0001M + 6.400%), 01/16/2040	170,761	0.0
334,895	(6)	Ginnie Mae Series 2010-98 QS, 4.112%, (-1.000*US0001M + 6.600%), 01/20/2040	30,572	0.0
2,926,036	(6)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	68,842	0.0
9,291,831	(6)	Ginnie Mae Series 2011-25 AS, 3.572%, (-1.000*US0001M + 6.060%), 02/20/2041	1,381,390	0.1
59,517	(6)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	7,961	0.0
504,668	(6)	Ginnie Mae Series 2013-103 DS, 3.662%, (-1.000*US0001M + 6.150%), 07/20/2043	80,327	0.0
187,554	(6)	Ginnie Mae Series 2013-134 DS, 3.612%, (-1.000*US0001M + 6.100%), 09/20/2043	29,533	0.0
421,460	(6)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	66,631	0.0
36,800,204	(6)	Ginnie Mae Series 2015-144 SA, 3.712%, (-1.000*US0001M + 6.200%), 10/20/2045	7,248,275	0.5
6,737,184	(6)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	53,233	0.0
365,309	(6)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	57,455	0.0
1,127,099	(6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	174,114	0.0
14,162,198	(6)	Ginnie Mae Series 2018-153 SQ, 3.712%, (-1.000*US0001M + 6.200%), 11/20/2048	2,083,931	0.2
1,700,000	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	1,719,656	0.1
1,843,000	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.290%, 08/25/2049	1,746,674	0.1

See Accompanying Notes to Financial Statements

77

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

584,401		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.632%, (US0001M + 0.150%), 01/25/2047	566,114	0.0
662,111		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	633,844	0.1
3,579		HomeBanc Mortgage Trust 2004-1 2A, 3.346%, (US0001M + 0.860%), 08/25/2029	3,441	0.0
37,720		HomeBanc Mortgage Trust 2005-3 A2, 2.796%, (US0001M + 0.310%), 07/25/2035	37,569	0.0
98,797		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.696%, (US0001M + 0.210%), 04/25/2046	91,889	0.0
3,000,000	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	3,036,528	0.2
1,135,000	(1),(3),(5)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.690%, 08/25/2049	1,208,336	0.1
2,750,000	(1),(3),(5)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.690%, 08/25/2049	2,893,853	0.2
2,795,741	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	2,834,129	0.2
2,400,000	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.914%, 06/25/2049	2,585,980	0.2
1,900,000	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.914%, 06/25/2049	2,023,881	0.1
2,283,657	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.334%, 07/25/2035	2,272,718	0.2
104,302		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	82,687	0.0
272,732		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	235,603	0.0
589,813		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	439,896	0.0
651,230	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.874%, 05/25/2046	648,699	0.1
1,558,559	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	1,568,747	0.1
1,154,488	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.863%, 08/25/2047	1,156,485	0.1
585,344	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.845%, 12/25/2048	548,339	0.0
2,408,140	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	2,371,228	0.2

3,919,314	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.781%, 09/25/2048	3,912,795	0.3
2,449,571	(1),(3)	JP Morgan Mortgage Trust 2018-3 B3, 3.781%, 09/25/2048	2,302,739	0.2
490,946	(1),(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.795%, 10/25/2048	494,040	0.0
490,946	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	471,524	0.0
1,967,272	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,963,754	0.1
4,020,122	(1),(3)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	4,078,036	0.3
3,760,125	(1),(3)	JP Morgan Mortgage Trust 2018-8 B1, 4.233%, 01/25/2049	3,894,866	0.3
1,004,565	(1),(3)	JP Morgan Mortgage Trust 2018-9 B2, 4.501%, 02/25/2049	1,040,362	0.1
1,981,391	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	1,958,401	0.1
4,781,564	(1),(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	4,850,446	0.3
6,366,740,439	(1),(6)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	8,962,461	0.6
74,310		Lehman XS Trust Series 2005-5N 1A2, 2.846%, (US0001M + 0.360%), 11/25/2035	70,142	0.0
1,669,603	(1),(3)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.498%, 10/25/2048	1,746,515	0.1
655,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 4.286%, (US0001M + 1.800%), 09/25/2035	646,902	0.1
1,384,330		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.636%, (US0001M + 0.150%), 08/25/2036	657,165	0.1
449,229	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	474,711	0.0
1,400,000	(1),(3)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,417,125	0.1
45,952		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	41,836	0.0
527,860	(1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	528,735	0.0
1,617,849	(1),(3)	Sequoia Mortgage Trust 2015-1 B1, 3.876%, 01/25/2045	1,647,017	0.1

See Accompanying Notes to Financial Statements

78

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,232,504	(1),(3)	Sequoia Mortgage Trust 2018-6 B1, 4.211%, 07/25/2048	1,279,281	0.1
783,680	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.501%, 02/25/2048	836,700	0.1
587,760	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.501%, 02/25/2048	617,777	0.0
3,400,000	(1),(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,611,826	0.3
2,911,237	(1),(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,958,431	0.2
3,020,790	(1),(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	3,088,232	0.2
2,699,452	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.084%, 03/25/2049	2,952,879	0.2
998,687	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.084%, 03/25/2049	1,061,991	0.1
2,447,890	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.734%, 10/25/2047	2,365,385	0.2
3,245,126	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B3, 3.734%, 10/25/2047	3,030,563	0.2
109,323	(3)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.683%, 03/25/2035	110,153	0.0
600,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	597,990	0.0
4,000,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	4,014,196	0.3
2,100,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,177,771	0.2
3,000,000	(1),(3)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	3,177,047	0.2
3,955,260	(1),(3)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	3,989,317	0.3
146,472	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.325%, 10/25/2036	134,666	0.0
394,699	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	405,002	0.0
2,459,920	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.202%, 07/25/2034	2,513,901	0.2
370,478	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.117%, 09/25/2035	372,255	0.0

24,088	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.905%, 10/25/2036	23,407	0.0
162,511	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.644%, 11/25/2036	154,352	0.0
624,546	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.644%, 11/25/2036	593,190	0.0
84,184	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.674%, 12/25/2036	81,410	0.0
87,442	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.899%, 08/25/2046	83,322	0.0
149,402	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	147,038	0.0
665,036	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.585%, 03/25/2037	618,551	0.0
15,744	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.297%, 04/25/2037	14,325	0.0
83,164	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.575%, 07/25/2037	74,756	0.0
884,594		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.386%, (US0001M + 0.900%), 11/25/2035	727,737	0.1
938,123		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	906,775	0.1
858,172		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	785,165	0.1
1,131,381		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,088,686	0.1
208,488		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	201,757	0.0
997,867		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 3.086%, (US0001M + 0.600%), 07/25/2036	567,757	0.0

See Accompanying Notes to Financial Statements

79

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,437,950		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 3.337%, (12MTA + 0.940%), 07/25/2046	1,789,672	0.1
1,081,446		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.357%, (12MTA + 0.960%), 08/25/2046	805,005	0.1
61,784		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.916%, (US0001M + 0.430%), 06/25/2037	51,012	0.0
828,295		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	829,829	0.1
1,383,658		Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	1,386,220	0.1
1,574,026	(3)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.712%, 09/25/2036	1,589,260	0.1
407,000	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.750%, 10/25/2036	406,954	0.0
28,768	(3)	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 4.961%, 03/25/2036	28,052	0.0
84,152	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.420%, 05/25/2036	86,575	0.0
89,435	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.420%, 05/25/2036	92,010	0.0
487,604	(3)	Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.683%, 04/25/2037	445,758	0.0
262,220	(3)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.772%, 12/28/2037	258,116	0.0
3,345,837	(1),(3)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.703%, 07/25/2047	3,351,343	0.2
741,245	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	727,259	0.1

	Total Collateralized Mortgage Obligations (Cost $304,052,982)		315,186,217	22.3

ASSET-BACKED SECURITIES: 15.8%
		Automobile Asset-Backed Securities: 0.4%
2,000,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	2,026,299	0.1
133,869		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	134,026	0.0
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,499,646	0.2
850,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	859,600	0.1
			5,519,571	0.4

		Home Equity Asset-Backed Securities: 0.4%
539,151		GSAA Home Equity Trust 2006-3 A3, 2.786%, (US0001M + 0.300%), 03/25/2036	389,641	0.0
3,329,437	(3)	GSAA Home Equity Trust 2006-4 4A3, 4.191%, 03/25/2036	2,731,754	0.2
1,149,833		GSAA Home Equity Trust 2007-1 1A1, 2.566%, (US0001M + 0.080%), 02/25/2037	586,846	0.0
1,271,015	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	822,656	0.1
1,224,985	(3)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	825,393	0.1
818,789		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.716%, (US0001M + 0.230%), 02/25/2037	740,371	0.0
			6,096,661	0.4

		Other Asset-Backed Securities: 13.7%
406,831	(1),(9)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	406,001	0.0
3,186,375	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,191,095	0.2
3,851,253	(1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,919,941	0.3
2,500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 5.147%, (US0003M + 2.350%), 04/14/2029	2,479,410	0.2
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 4.651%, (US0003M + 1.900%), 04/30/2031	1,909,660	0.1

See Accompanying Notes to Financial Statements

80

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,250,000	(1)	Apidos CLO XVIII 2018-18A C, 4.961%, (US0003M + 2.200%), 10/22/2030	2,215,528	0.2
2,250,000	(1)	Apidos CLO XXIX 2018-29A B, 4.671%, (US0003M + 1.900%), 07/25/2030	2,173,732	0.2
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.961%, (US0003M + 2.200%), 01/22/2028	1,095,437	0.1
1,250,000	(1)	Ares XXVIIIR CLO Ltd. 2018-28RA C, 4.923%, (US0003M + 2.150%), 10/17/2030	1,226,397	0.1
750,000	(1)	Atrium CDO Corp. 12A CR, 4.411%, (US0003M + 1.650%), 04/22/2027	735,034	0.1
1,250,000	(1)	Atrium CDO Corp. 12A DR, 5.561%, (US0003M + 2.800%), 04/22/2027	1,221,702	0.1
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.961%, (US0003M + 2.200%), 07/20/2025	249,992	0.0
2,500,000	(1)	Babson CLO Ltd. 2016-IA CR, 4.872%, (US0003M + 2.100%), 07/23/2030	2,454,582	0.2
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 4.661%, (US0003M + 1.900%), 07/20/2029	1,966,068	0.1
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.911%, (US0003M + 2.150%), 04/20/2031	1,936,022	0.1
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 5.180%, (US0003M + 2.400%), 07/18/2027	487,053	0.0
2,750,000	(1)	BlueMountain CLO 2012-2A DR2 Ltd., 5.544%, (US0003M + 2.900%), 11/20/2028	2,692,440	0.2
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 4.711%, (US0003M + 1.950%), 10/22/2030	975,246	0.1
1,200,000	(1)	BlueMountain CLO 2014-2A CR2 Ltd., 4.961%, (US0003M + 2.200%), 10/20/2030	1,179,888	0.1
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 4.661%, (US0003M + 1.900%), 04/20/2030	970,191	0.1
2,250,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 5.411%, (US0003M + 2.650%), 04/20/2027	2,196,331	0.2
850,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.884%, (US0003M + 2.200%), 11/15/2030	835,632	0.1

2,000,000	(1)	BlueMountain CLO 2018-3A C Ltd., 4.971%, (US0003M + 2.200%), 10/25/2030	1,995,522	0.1
2,000,000	(1)	BlueMountain CLO XXII Ltd. 2018-1A C, 4.801%, (US0003M + 2.050%), 07/30/2030	1,937,576	0.1
250,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 8.051%, (US0003M + 5.400%), 11/23/2025	247,041	0.0
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.887%, (US0003M + 2.100%), 10/15/2031	735,793	0.1
1,000,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.997%, (US0003M + 2.200%), 01/14/2032	979,247	0.1
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 5.015%, (US0003M + 2.250%), 04/27/2027	1,927,880	0.1
250,000	(1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 7.115%, (US0003M + 4.350%), 04/27/2027	240,244	0.0
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.615%, (US0003M + 2.850%), 07/28/2028	1,472,103	0.1
1,500,000	(1)	Carlyle US CLO 2016-4A BR Ltd., 4.861%, (US0003M + 2.100%), 10/20/2027	1,480,443	0.1
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.951%, (US0003M + 2.350%), 06/09/2030	246,508	0.0
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 5.022%, (US0003M + 2.250%), 07/23/2030	487,252	0.0
1,000,000	(1)	Cent CLO C17A BR Ltd., 4.601%, (US0003M + 1.850%), 04/30/2031	968,563	0.1
1,000,000	(1)	Chenango Park CLO Ltd. 2018-1AB, 4.637%, (US0003M + 1.850%), 04/15/2030	966,819	0.1
1,500,000	(1)	CIFC Funding 2013-IA BR Ltd., 5.179%, (US0003M + 2.400%), 07/16/2030	1,483,974	0.1
2,000,000	(1)	CIFC Funding 2014-3A CR2 Ltd., 4.819%, (US0003M + 2.350%), 10/22/2031	1,965,480	0.1
2,000,000	(1)	Cifc Funding 2014-4RA B Ltd., 4.973%, (US0003M + 2.200%), 10/17/2030	1,968,302	0.1

See Accompanying Notes to Financial Statements

81

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

250,000	(1)	CIFC Funding 2017-2A C, 5.111%, (US0003M + 2.350%), 04/20/2030	248,327	0.0
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	1,066,313	0.1
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.561%, (US0003M + 1.800%), 07/20/2028	1,725,943	0.1
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 5.461%, (US0003M + 2.700%), 07/20/2028	493,438	0.0
850,000	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	855,317	0.1
450,000	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	452,025	0.0
583,500	(1)	Domino's Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	602,913	0.0
1,083,500	(1)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,101,738	0.1
645,125	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	656,486	0.0
1,600,000	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,602,000	0.1
1,240,625	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,267,014	0.1
2,750,000	(1)	Dryden 30 Senior Loan Fund 2013-30A DR, 5.284%, (US0003M + 2.600%), 11/15/2028	2,675,376	0.2
2,000,000	(1)	Dryden 45 Senior Loan Fund 2016-45A CR, 4.987%, (US0003M + 2.200%), 10/15/2030	1,974,020	0.1
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 4.687%, (US0003M + 1.900%), 04/15/2031	1,697,789	0.1
1,000,000	(1)	Dryden 60 CLO Ltd. 2018-60A C, 4.837%, (US0003M + 2.050%), 07/15/2031	974,993	0.1
2,000,000	(1)	Dryden 65 CLO Ltd. 2018-65A C, 4.880%, (US0003M + 2.100%), 07/18/2030	1,960,688	0.1
250,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.987%, (US0003M + 2.200%), 04/15/2028	248,084	0.0
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.787%, (US0003M + 3.000%), 10/15/2027	1,136,182	0.1

750,000	(1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.637%, (US0003M + 1.850%), 04/15/2029	731,859	0.1
992,500	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	1,028,711	0.1
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.879%, (US0003M + 3.100%), 07/16/2028	741,469	0.1
990,817	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,034,595	0.1
3,910,371	(1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	4,024,433	0.3
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.932%, (US0001M + 1.450%), 03/17/2037	998,440	0.1
5,000,000	(1)	Invitation Homes 2018-SFR3 D Trust, 4.132%, (US0001M + 1.650%), 07/17/2037	5,014,760	0.4
1,000,000	(1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,052,430	0.1
2,000,000	(1)	LCM XIV L.P. 14A CR, 4.611%, (US0003M + 1.850%), 07/20/2031	1,924,254	0.1
1,850,000	(1)	LCM XVI L.P. 16A CR2, 4.937%, (US0003M + 2.150%), 10/15/2031	1,845,852	0.1
1,350,000	(1)	LCM XVIII L.P. 18A CR, 4.611%, (US0003M + 1.850%), 04/20/2031	1,305,188	0.1
1,000,000	(1)	LCM XX L.P. 20A-CR, 4.711%, (US0003M + 1.950%), 10/20/2027	990,533	0.1
1,500,000	(1)	LCM XX L.P. 20A-DR, 5.561%, (US0003M + 2.800%), 10/20/2027	1,477,032	0.1
2,800,000	(1)	LCM XXII Ltd. 22A CR, 5.561%, (US0003M + 2.800%), 10/20/2028	2,733,396	0.2
979,030	(1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	1,047,798	0.1
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.661%, (US0003M + 1.900%), 04/19/2030	975,913	0.1
2,000,000	(1)	Madison Park Funding XIV Ltd. 2014-14A CRR, 4.961%, (US0003M + 2.200%), 10/22/2030	1,967,250	0.1
2,000,000	(1)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.617%, (US0003M + 2.900%), 01/22/2031	2,000,282	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 4.637%, (US0003M + 1.850%), 04/15/2031	973,975	0.1

See Accompanying Notes to Financial Statements

82

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,000,000	(1)	Magnetite XV Ltd. 2015-15A CR, 4.571%, (US0003M + 1.800%), 07/25/2031	1,925,042	0.1
4,000,000	(1)	Mariner CLO 2015-1A DR LLC, 6.411%, (US0003M + 3.650%), 04/20/2029	3,977,428	0.3
1,000,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,025,058	0.1
1,245,278	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,252,216	0.1
2,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,481,532	0.2
3,000,000	(1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	3,060,330	0.2
2,050,000	(1)	Neuberger Berman CLO XXII Ltd. 2016-22A CR, 4.973%, (US0003M + 2.200%), 10/17/2030	2,010,255	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 5.688%, (US0003M + 3.000%), 08/13/2025	694,259	0.1
1,500,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.029%, (US0003M + 2.250%), 10/24/2030	1,459,944	0.1
2,000,000	(1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 5.161%, (US0003M + 2.400%), 07/20/2030	1,980,648	0.1
2,250,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 5.037%, (US0003M + 2.250%), 07/15/2029	2,205,455	0.2
600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.611%, (US0003M + 1.850%), 01/20/2031	581,251	0.0
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.887%, (US0003M + 2.100%), 04/15/2026	249,992	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.637%, (US0003M + 1.850%), 07/15/2027	986,610	0.1
2,250,000	(1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.883%, (US0003M + 2.200%), 11/18/2031	2,200,520	0.2
1,545,000	(1)	OHA Credit Partners IX Ltd 2013-9A DR, 6.061%, (US0003M + 3.300%), 10/20/2025	1,546,477	0.1
1,250,000	(1)	Palmer Square CLO 2013-2A BRR Ltd., 4.973%, (US0003M + 2.200%), 10/17/2031	1,222,814	0.1

1,685,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.637%, (US0003M + 4.850%), 10/15/2025	1,662,006	0.1
1,500,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.737%, (US0003M + 3.950%), 04/15/2026	1,415,367	0.1
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.687%, (US0003M + 5.900%), 04/15/2026	880,430	0.1
1,500,000	(1),(10)	Palmer Square Loan Funding 2018-2A C Ltd., 4.737%, (US0003M + 1.950%), 07/15/2026	1,443,288	0.1
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 6.934%, (US0003M + 4.250%), 11/15/2026	2,900,316	0.2
1,592,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,621,441	0.1
683,583	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.883%, 01/25/2036	679,383	0.0
400,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	400,066	0.0
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 5.511%, (US0003M + 2.750%), 10/20/2027	661,303	0.0
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,081,647	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,091,192	0.2
2,750,000	(1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,788,048	0.2
1,959,743	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,027,290	0.1
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 5.047%, (US0003M + 2.260%), 07/15/2028	1,200,042	0.1
1,097,250	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,148,773	0.1
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 4.533%, (US0003M + 1.850%), 11/17/2030	953,541	0.1
4,000,000	(1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	4,175,798	0.3
3,450,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,584,803	0.3

See Accompanying Notes to Financial Statements

83

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.730%, (US0003M + 1.950%), 07/18/2031	1,928,536	0.1
2,250,000	(1)	THL Credit Wind River 2014-3A CR2 CLO Ltd., 5.061%, (US0003M + 2.300%), 10/22/2031	2,199,330	0.2
1,000,000		THL Credit Wind River 2016-1A CR CLO Ltd., 4.887%, (US0003M + 2.100%), 07/15/2028	987,093	0.1
300,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.991%, (US0003M + 1.230%), 07/20/2030	297,666	0.0
1,250,000	(1)	THL Credit Wind River 2018-2A C Clo Ltd., 4.987%, (US0003M + 2.200%), 07/15/2030	1,213,034	0.1
2,000,000	(1),(3)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,019,653	0.1
2,500,000	(1),(3)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,414,657	0.2
600,000	(1),(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	555,593	0.0
5,411,000	(1),(3)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	5,315,229	0.4
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 4.611%, (US0003M + 1.850%), 04/20/2031	1,436,100	0.1
1,795,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	1,767,319	0.1
987,500	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	974,781	0.1
2,000,000	(1)	West CLO 2014-2A BR Ltd., 4.529%, (US0003M + 1.750%), 01/16/2027	1,971,688	0.1
			192,882,189	13.7

		Student Loan Asset-Backed Securities: 1.3%
1,526,000	(1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	1,533,976	0.1
445,123	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	437,315	0.0
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,082,864	0.1
2,000,000	(1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	2,027,024	0.1
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,797,813	0.3
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	969,409	0.1

2,250,000	(1),(3)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,258,398	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,028,277	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,017,757	0.1
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,018,031	0.1
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,023,185	0.1
2,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	1,997,803	0.1
			18,191,852	1.3

	Total Asset-Backed Securities (Cost $223,444,696)		222,690,273	15.8

BANK LOANS: 14.2%
		Aerospace & Defense: 0.2%
260,140		DAE Aviation Holdings, Inc. 2019 Term Loan B, 6.615%, (US0003M + 4.000%), 04/06/2026	260,535	0.0
139,860		DAE Aviation Holdings, Inc. CAD Term Loan, 6.615%, (US0003M + 4.000%), 01/23/2026	140,072	0.0
498,731		Geo Group, Inc. (The) 2018 Term Loan B, 4.800%, (US0003M + 2.000%), 03/22/2024	477,431	0.0
399,250		KBR, Inc. Term Loan B, 6.249%, (US0001M + 3.750%), 04/25/2025	400,248	0.0
694,367		Maxar Technologies Ltd. Term Loan B, 5.250%, (US0001M + 2.750%), 10/04/2024	543,631	0.1
297,004		TransDigm, Inc. 2018 Term Loan F, 4.999%, (US0001M + 2.500%), 06/09/2023	290,461	0.0
743,497		TransDigm, Inc. 2018 Term Loan G, 4.999%, (US0001M + 2.500%), 08/22/2024	725,632	0.1
			2,838,010	0.2

		Auto Components: 0.0%
671,300		Broadstreet Partners, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 11/08/2023	667,105	0.0

		Automotive: 0.6%
397,244		Belron Finance US LLC USD Term Loan B, 4.989%, (US0003M + 2.250%), 11/07/2024	392,765	0.0

See Accompanying Notes to Financial Statements

84

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

445,861	Bright Bidco B.V. 2018 Term Loan B, 6.068%, (US0003M + 3.500%), 06/30/2024	351,673	0.0
891,059	Dynacast International LLC Term Loan B2, 5.772%, (US0003M + 3.250%), 01/28/2022	878,807	0.1
2,139,325	Gates Global LLC 2017 USD Repriced Term Loan B, 5.249%, (US0001M + 2.750%), 04/01/2024	2,120,032	0.2
150,000	Holley Purchaser, Inc. Term Loan B, 7.744%, (US0003M + 5.000%), 10/24/2025	147,375	0.0
1,040,964	KAR Auction Services, Inc. Term Loan B5, 5.125%, (US0003M + 2.500%), 03/09/2023	1,036,626	0.1
519,202	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.736%, (US0001M + 3.250%), 03/20/2025	509,467	0.0
68,569	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.736%, (US0001M + 3.250%), 03/20/2025	67,284	0.0
1,015,000	Panther BF Aggregator 2 L P Term Loan B, 6.100%, (US0003M + 3.500%), 03/18/2026	1,004,825	0.1
147,299	Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.499%, (US0001M + 4.000%), 05/22/2024	144,353	0.0
1,515,000	Tenneco, Inc. 2018 Term Loan B, 5.240%, (US0001M + 2.750%), 10/01/2025	1,451,559	0.1
647,750	Truck Hero, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 04/21/2024	624,674	0.0
		8,729,440	0.6

	Beverage & Tobacco: 0.1%
896,000	Refresco Group BV USD Term Loan B3, 5.934%, (US0003M + 3.250%), 03/28/2025	889,280	0.1

	Brokers, Dealers & Investment Houses: 0.0%
200,000	Forest City Enterprises, L.P. Term Loan B, 6.481%, (US0001M + 4.000%), 12/07/2025	201,250	0.0

	Building & Development: 0.3%
544,415	Capital Automotive L.P. 2017 1st Lien Term Loan, 5.000%, (US0001M + 2.500%), 03/24/2024	538,518	0.0

896,241	Core & Main LP 2017 Term Loan B, 5.626%, (US0003M + 3.000%), 08/01/2024	890,617	0.1
150,000	Foundation Building Materials Holding Company LLC 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 08/13/2025	146,719	0.0
1,048,123	GYP Holdings III Corp. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 06/01/2025	1,019,955	0.1
248,731	Henry Company LLC Term Loan B, 6.499%, (US0001M + 4.000%), 10/05/2023	248,264	0.0
149,625	Interior Logic Group, Inc. 2018 Term Loan B, 6.601%, (US0003M + 4.000%), 05/30/2025	147,287	0.0
398,000	MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.499%, (US0001M + 3.000%), 07/31/2025	397,336	0.0
900,000	Quikrete Hldgs Inc Term Loan, 5.249%, (US0001M + 2.750%), 11/15/2023	877,500	0.1
148,125	Werner FinCo LP 2017 Term Loan, 6.601%, (US0003M + 4.000%), 07/24/2024	142,941	0.0
397,011	Wilsonart LLC 2017 Term Loan B, 5.860%, (US0003M + 3.250%), 12/19/2023	386,217	0.0
		4,795,354	0.3

	Building Materials: 0.1%
1,153,162	NCI Building Systems, Inc. 2018 Term Loan, 6.547%, (US0003M + 3.750%), 04/12/2025	1,101,270	0.1

	Business Equipment & Services: 1.7%
80,487	24-7 Intouch Inc 2018 Term Loan, 6.749%, (US0001M + 4.250%), 08/20/2025	77,418	0.0
1,043,597	AlixPartners, LLP 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 04/04/2024	1,039,031	0.1
397,121	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.732%, (US0001M + 3.250%), 07/18/2020	396,873	0.0
249,357	Allied Universal Holdco LLC 2015 Term Loan, 6.350%, (US0003M + 3.750%), 07/28/2022	241,461	0.0
150,000	Allied Universal Holdco LLC Incremental Term Loan, 6.749%, (US0001M + 4.250%), 07/28/2022	145,250	0.0

See Accompanying Notes to Financial Statements

85

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

398,125	Ascend Learning, LLC 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 07/12/2024	391,158	0.0
145,791	Big Ass Fans, LLC 2018 Term Loan, 6.351%, (US0003M + 3.750%), 05/21/2024	145,882	0.0
539,768	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.746%, (US0001M + 3.250%), 10/03/2023	537,069	0.0
782,465	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 5.351%, (US0003M + 2.750%), 06/16/2023	775,619	0.1
396,487	Colorado Buyer Inc Term Loan B, 5.600%, (US0003M + 3.000%), 05/01/2024	384,923	0.0
398,937	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/2025	387,966	0.0
40,096	DTI Holdco, Inc. 2018 Term Loan B, 7.494%, (US0003M + 4.750%), 09/30/2023	37,724	0.0
666,848	EIG Investors Corp. 2018 1st Lien Term Loan, 6.389%, (US0003M + 3.750%), 02/09/2023	664,903	0.1
70	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.851%, (US0003M + 3.250%), 07/19/2024	67	0.0
295,515	EVO Payments International LLC 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/22/2023	295,330	0.0
2,903,125	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 6.249%, (US0001M + 3.750%), 10/01/2025	2,821,173	0.2
149,625	FrontDoor Inc 2018 Term Loan B, 5.000%, (US0001M + 2.500%), 08/14/2025	149,251	0.0
126,221	Garda World Security Corporation 2017 Term Loan, 6.120%, (US0003M + 3.500%), 05/24/2024	125,380	0.0
297,750	GreenSky Holdings, LLC 2018 Term Loan B, 5.746%, (US0001M + 3.250%), 03/31/2025	296,633	0.0

153,133	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.651%, (US0003M + 4.000%), 11/21/2024	148,922	0.0
148,450	IQOR US Inc. Term Loan B, 7.797%, (US0003M + 5.000%), 04/01/2021	139,580	0.0
1,000,274	KUEHG Corp. 2018 Incremental Term Loan, 6.351%, (US0003M + 3.750%), 02/21/2025	987,459	0.1
547,122	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.816%, (US0002M + 3.250%), 03/13/2025	537,091	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 10.071%, (US0002M + 7.500%), 03/13/2026	99,500	0.0
396,866	NeuStar, Inc. 2018 Term Loan B4, 5.999%, (US0001M + 3.500%), 08/08/2024	383,306	0.0
99,972	NeuStar, Inc. 2nd Lien Term Loan, 10.499%, (US0001M + 8.000%), 08/08/2025	98,145	0.0
995,302	NVA Holdings, Inc. Term Loan B3, 5.249%, (US0001M + 2.750%), 02/02/2025	965,027	0.1
647,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 12/20/2024	636,587	0.1
421,660	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 05/01/2025	416,652	0.0
149,250	PricewaterhouseCoopers LLP 2018 Term Loan, 5.499%, (US0001M + 3.000%), 05/01/2025	146,265	0.0
498,125	Prometric Holdings, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 01/29/2025	492,521	0.0
1,530,217	Red Ventures, LLC 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 11/08/2024	1,521,292	0.1
399,250	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.749%, (US0001M + 3.250%), 05/30/2025	383,779	0.0
148,500	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.999%, (US0001M + 5.500%), 12/20/2024	147,572	0.0

See Accompanying Notes to Financial Statements

86

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

165,000	Sandvine Corporation 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/02/2025	162,525	0.0
890,692	Solera Holdings, Inc. USD Term Loan B, 5.249%, (US0001M + 2.750%), 03/03/2023	885,348	0.1
1,146,603	Spin Holdco Inc. 2017 Term Loan B, 6.029%, (US0003M + 3.250%), 11/14/2022	1,117,222	0.1
149,625	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 07/30/2025	148,596	0.0
898,125	Staples, Inc. 2017 Term Loan B, 6.489%, (US0001M + 4.000%), 09/12/2024	893,554	0.1
153,814	Stiphout Finance LLC USD 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 10/26/2022	151,891	0.0
109,725	SurveyMonkey Inc. 2018 Term Loan B, 6.162%, (US0001W + 3.750%), 10/10/2025	107,805	0.0
399,244	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 08/25/2024	396,083	0.0
804,238	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.683%, (US0003M + 4.000%), 08/20/2025	792,777	0.1
100,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.683%, (US0003M + 8.000%), 08/20/2026	98,000	0.0
648,875	Verra Mobility Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 02/28/2025	649,484	0.1
1,027,422	Verscend Holding Corp. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 08/27/2025	1,020,346	0.1
1,408,947	West Corporation 2017 Term Loan, 6.629%, (US0003M + 4.000%), 10/10/2024	1,324,410	0.1
194,025	West Corporation 2018 Term Loan B1, 6.129%, (US0003M + 3.500%), 10/10/2024	180,504	0.0
144,094	Yak Access, LLC 2018 1st Lien Term Loan B, 7.499%, (US0001M + 5.000%), 07/02/2025	123,200	0.0

100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.489%, (US0001M + 10.000%), 06/13/2026	80,000	0.0
		24,148,554	1.7

	Cable & Satellite Television: 0.2%
1,043,369	CSC Holdings, LLC 2018 Term Loan B, 4.984%, (US0001M + 2.500%), 01/25/2026	1,022,339	0.1
993,829	Radiate Holdco, LLC 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/01/2024	972,607	0.1
143,583	Telesat Canada Term Loan B4, 5.110%, (US0003M + 2.500%), 11/17/2023	141,908	0.0
499,873	UPC Financing Partnership USD Term Loan AR, 4.984%, (US0001M + 2.500%), 01/15/2026	498,652	0.0
150,000	Virgin Media Bristol LLC USD Term Loan K, 4.984%, (US0001M + 2.500%), 01/15/2026	148,513	0.0
		2,784,019	0.2

	Chemicals & Plastics: 0.5%
83,621	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.879%, (US0003M + 3.250%), 09/13/2023	83,046	0.0
62,999	Allnex USA, Inc. USD Term Loan B3, 5.879%, (US0003M + 3.250%), 09/13/2023	62,566	0.0
391,371	Alpha 3 B.V. 2017 Term Loan B1, 5.601%, (US0003M + 3.000%), 01/31/2024	383,788	0.0
1,503,115	Avantor, Inc. 2017 1st Lien Term Loan, 6.249%, (US0003M + 3.750%), 11/21/2024	1,508,439	0.1
174,125	Composite Resins Holding B.V. 2018 Term Loan B, 6.983%, (US0003M + 4.250%), 08/01/2025	173,254	0.0
895,981	Diamond (BC) B.V. USD Term Loan, 5.744%, (US0003M + 3.000%), 09/06/2024	859,022	0.1
238,975	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.999%, (US0001M + 3.500%), 08/01/2021	236,735	0.0
148,875	Encapsys, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 11/07/2024	146,084	0.0

See Accompanying Notes to Financial Statements

87

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

240,000	Platform Specialty Products Corporation Term Loan, 4.749%, (US0001M + 2.250%), 01/30/2026	238,400	0.0
400,000	Polar US Borrower, LLC 2018 1st Lien Term Loan, 8.297%, (PRIME + 3.750%), 10/15/2025	398,500	0.0
503,613	PQ Corporation 2018 Term Loan B, 5.244%, (US0003M + 2.500%), 02/08/2025	498,577	0.1
1,680,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.740%, (US0001M + 3.250%), 10/01/2025	1,658,464	0.1
195,299	Tronox Blocked Borrower LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/2024	194,794	0.0
428,375	Tronox Finance LLC Term Loan B, 5.499%, (US0001M + 3.000%), 09/23/2024	427,266	0.0
533,254	Univar Inc. 2017 USD Term Loan B, 4.749%, (US0001M + 2.250%), 07/01/2024	528,172	0.1
		7,397,107	0.5

	Clothing/Textiles: 0.1%
1,248,745	Varsity Brands, Inc. 2017 Term Loan B, 5.999%, (US0001M + 3.500%), 12/15/2024	1,230,014	0.1

	Containers & Glass Products: 0.6%
148,875	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.887%, (US0006M + 3.000%), 04/22/2024	146,084	0.0
149,250	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.999%, (US0001M + 4.500%), 07/24/2025	147,951	0.0
542,018	BWAY Holding Company 2017 Term Loan B, 6.033%, (US0003M + 3.250%), 04/03/2024	530,093	0.0
542,751	Consolidated Container Company LLC 2017 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/22/2024	535,628	0.1
647,375	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.626%, (US0003M + 3.000%), 12/29/2023	628,965	0.1

1,036,050	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.876%, (US0003M + 3.250%), 06/29/2025	1,007,189	0.1
373,173	Milacron LLC Amended Term Loan B, 4.999%, (US0001M + 2.500%), 09/28/2023	364,777	0.0
399,250	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.981%, (US0001M + 3.500%), 05/01/2025	393,261	0.0
397,237	Plastipak Packaging, Inc. 2018 Term Loan B, 5.030%, (US0001M + 2.500%), 10/14/2024	391,973	0.0
897,000	Proampac PG Borrower LLC First Lien Term Loan, 6.141%, (US0001M + 3.500%), 11/18/2023	867,287	0.1
1,736,789	Reynolds Group Holdings Inc. USD 2017 Term Loan, 5.249%, (US0001M + 2.750%), 02/05/2023	1,718,647	0.1
398,500	Ring Container Technologies Group, LLC 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 10/31/2024	391,692	0.0
500,000	Titan Acquisition Limited 2018 Term Loan B, 5.499%, (US0003M + 3.000%), 03/28/2025	465,625	0.0
796,079	Tricorbraun Hldgs Inc First Lien Term Loan, 6.357%, (US0003M + 3.750%), 11/30/2023	795,416	0.1
545,120	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.749%, (US0001M + 3.250%), 10/17/2024	527,404	0.0
		8,911,992	0.6

	Cosmetics/Toiletries: 0.0%
149,625	Anastasia Parent, LLC 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/11/2025	139,525	0.0
547,000	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.879%, (US0003M + 4.250%), 06/30/2024	539,479	0.0
		679,004	0.0

	Diversified Financial Services: 0.0%
106,000	Blucora, Inc. 2017 Term Loan B, 5.499%, (US0001M + 3.000%), 05/22/2024	104,410	0.0

See Accompanying Notes to Financial Statements

88

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

	Drugs: 0.2%
491,930	Alvogen Pharma US, Inc. 2018 Term Loan B, 7.250%, (US0001M + 4.750%), 04/02/2022	480,247	0.0
1,071,423	Amneal Pharmaceuticals LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 05/04/2025	1,070,075	0.1
896,856	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.749%, (US0001M + 4.250%), 04/29/2024	883,683	0.0
1,036,758	Horizon Pharma, Inc. 2018 Term Loan B, 5.500%, (US0001M + 3.000%), 03/29/2024	1,038,503	0.1
		3,472,508	0.2

	Ecological Services & Equipment: 0.1%
877,791	GFL Environmental Inc. 2018 USD Term Loan B, 5.499%, (US0001M + 3.000%), 05/30/2025	852,555	0.1
248,125	Gopher Resource, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 03/06/2025	247,505	0.0
		1,100,060	0.1

	Electronics/Electrical: 2.0%
250,000	ABC Financial Services, Inc. 1st Lien Term Loan, 6.743%, (US0003M + 4.250%), 01/02/2025	250,625	0.0
68,916	Aptean, Inc. 2017 1st Lien Term Loan, 6.860%, (US0003M + 4.250%), 12/20/2022	68,959	0.0
345,274	Avast Software B.V. 2018 USD Term Loan B, 5.109%, (US0003M + 2.500%), 09/30/2023	345,252	0.0
797,750	Barracuda Networks, Inc. 1st Lien Term Loan, 5.741%, (US0001M + 3.250%), 02/12/2025	793,097	0.1
1,459,375	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.851%, (US0003M + 4.250%), 10/02/2025	1,432,194	0.1
399,624	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.499%, (US0001M + 4.000%), 04/18/2025	395,461	0.0
150,000	Carbonite, Inc Term Loan B, 6.350%, (US0003M + 3.750%), 03/26/2026	149,109	0.0
184,538	Cohu, Inc. 2018 Term Loan B, 5.601%, (US0003M + 3.000%), 09/20/2025	179,001	0.0

150,000	Compuware Corporation 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 08/22/2025	150,281	0.0
650,000	Dynatrace LLC 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 08/22/2025	648,476	0.1
91,176	Dynatrace LLC 2018 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 08/21/2026	91,176	0.0
150,000	EagleView Technology Corporation 2018 Add On Term Loan B, 5.982%, (US0003M + 3.500%), 08/14/2025	146,062	0.0
149,250	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 06/26/2025	145,519	0.0
887,325	Epicor Software Corporation 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 06/01/2022	878,267	0.1
149,620	Exact Merger Sub LLC 1st Lien Term Loan, 6.851%, (US0003M + 4.250%), 09/27/2024	148,935	0.0
567,491	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.749%, (US0001M + 3.250%), 12/01/2023	560,752	0.1
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0003M + 7.000%), 07/07/2025	250,547	0.0
684,937	Hyland Software, Inc. 2018 Term Loan 3, 5.999%, (US0001M + 3.500%), 07/01/2024	685,044	0.1
470,000	Imperva, Inc. 1st Lien Term Loan, 6.493%, (US0001M + 4.000%), 01/12/2026	467,258	0.0
110,000	Imperva, Inc. 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 01/11/2027	108,488	0.0
897,315	Infor (US), Inc. Term Loan B6, 5.272%, (US0001M + 2.750%), 02/01/2022	894,230	0.1
1,189,138	Informatica Corporation 2018 USD Term Loan, 5.749%, (US0001M + 3.250%), 08/05/2022	1,187,801	0.1
1,804,853	Kronos Incorporated 2017 Term Loan B, 5.736%, (US0003M + 3.000%), 11/01/2023	1,787,510	0.1

See Accompanying Notes to Financial Statements

89

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

150,000	Lumentum Holdings 2018 1st Lien Term Loan, 4.999%, (US0001M + 2.500%), 12/10/2025	150,000	0.0
116,517	MA FinanceCo., LLC USD Term Loan B3, 4.999%, (US0001M + 2.500%), 06/21/2024	113,410	0.0
112,273	MaxLinear, Inc. Term Loan B, 4.984%, (US0001M + 2.500%), 05/12/2024	112,130	0.0
250,000	McAfee, LLC 2017 2nd Lien Term Loan, 10.999%, (US0003M + 8.500%), 09/29/2025	252,812	0.0
1,411,373	McAfee, LLC 2018 USD Term Loan B, 6.249%, (US0001M + 3.750%), 09/30/2024	1,409,433	0.1
894,356	MH Sub I, LLC 2017 1st Lien Term Loan, 6.236%, (US0001M + 3.750%), 09/13/2024	883,829	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.986%, (US0001M + 7.500%), 09/15/2025	395,000	0.0
149,625	NAVEX TopCo, Inc. 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 09/05/2025	146,820	0.0
100,000	NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 9.500%, (US0001M + 7.000%), 09/05/2026	98,417	0.0
399,216	Optiv Security, Inc. 1st Lien Term Loan, 5.740%, (US0001M + 3.250%), 02/01/2024	383,247	0.0
175,000	Project Leopard Holdings, Inc. 2019 Term Loan, 6.749%, (US0001M + 4.250%), 07/07/2023	173,469	0.0
1,068,575	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.994%, (US0003M + 4.250%), 05/16/2025	1,056,887	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.994%, (US0003M + 8.250%), 05/16/2026	113,850	0.0
1,291,710	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.738%, (US0003M + 3.000%), 11/03/2023	1,212,593	0.1
745,995	Riverbed Technology, Inc. 2016 Term Loan, 5.750%, (US0001M + 3.250%), 04/24/2022	679,228	0.1

90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/20/2026	88,875	0.0
580,000	Rocket Software, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 11/28/2025	579,348	0.1
369,466	Rovi Solutions Corporation Term Loan B, 5.000%, (US0001M + 2.500%), 07/02/2021	362,231	0.0
395,731	RP Crown Parent LLC Term Loan B, 5.240%, (US0001M + 2.750%), 10/12/2023	391,279	0.0
786,867	Seattle Spinco, Inc. USD Term Loan B3, 4.999%, (US0001M + 2.500%), 06/21/2024	765,884	0.1
549,375	Severin Acquisition, LLC 2018 Term Loan B, 5.989%, (US0001M + 3.250%), 08/01/2025	536,671	0.0
396,891	SkillSoft Corporation 1st Lien Term Loan, 7.240%, (US0001M + 4.750%), 04/28/2021	334,381	0.0
1,267,228	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 02/05/2024	1,255,913	0.1
139,650	SonicWALL, Inc. 1st Lien Term Loan, 6.183%, (US0003M + 3.500%), 05/16/2025	136,159	0.0
100,000	SonicWALL, Inc. 2nd Lien Term Loan, 10.183%, (US0003M + 7.500%), 05/18/2026	95,813	0.0
139,233	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.749%, (US0001M + 2.250%), 04/16/2025	138,261	0.0
191,844	SS&C Technologies Inc. 2018 Term Loan B3, 4.749%, (US0001M + 2.250%), 04/16/2025	190,505	0.0
455,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.350%, (US0003M + 4.750%), 03/13/2026	444,478	0.0
650,000	TriTech Software Systems 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 08/29/2025	641,469	0.1
424,292	TTM Technologies, Inc. 2017 Term Loan, 4.989%, (US0001M + 2.500%), 09/28/2024	419,519	0.0

See Accompanying Notes to Financial Statements

90

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

1,168,358	Veritas Bermuda Ltd. USD Repriced Term Loan B, 7.021%, (US0001M + 4.500%), 01/27/2023	1,084,382	0.1
579,375	Vertafore, Inc. 2018 1st Lien Term Loan, 5.749%, (US0003M + 3.250%), 07/02/2025	570,250	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.749%, (US0001M + 7.250%), 07/02/2026	346,828	0.0
78,571	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.243%, (US0001M + 7.750%), 10/09/2026	77,589	0.0
140,845	Web.com Group, Inc. 2018 Term Loan B, 6.243%, (US0001M + 3.750%), 10/10/2025	139,113	0.0
222,700	Xperi Corporation 2018 Term Loan B1, 4.999%, (US0001M + 2.500%), 12/01/2023	218,524	0.0
		27,762,641	2.0

	Financial Intermediaries: 0.3%
149,625	Advisor Group, Inc. 2018 Term Loan, 6.249%, (US0001M + 3.750%), 08/15/2025	150,093	0.0
897,372	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 06/15/2025	883,014	0.1
699,500	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.749%, (US0001M + 3.250%), 08/21/2025	695,237	0.1
297,750	Duff & Phelps Corporation 2017 Term Loan B, 5.749%, (US0001M + 3.250%), 02/13/2025	291,702	0.0
1,170,000	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 6.037%, (US0003M + 3.250%), 07/21/2025	1,164,881	0.1
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.537%, (US0003M + 6.750%), 07/20/2026	100,500	0.0
183	First Eagle Investment Management, LLC 2018 Term Loan B, 5.351%, (US0003M + 2.750%), 12/26/2024	183	0.0
133,177	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.999%, (US0001M + 2.500%), 07/03/2024	132,789	0.0

250,000	Priority Payment Systems LLC Term Loan, 7.500%, (US0003M + 5.000%), 01/03/2023	250,312	0.0
		3,668,711	0.3

	Food Products: 0.2%
400,000	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.240%, (US0001M + 3.750%), 10/01/2025	401,250	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.240%, (US0001M + 7.750%), 10/01/2026	100,125	0.0
148,125	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.993%, (US0003M + 3.500%), 07/07/2024	145,903	0.0
149,250	CH Guenther & Son, Incorporated 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 03/31/2025	147,011	0.0
1,224,662	IRB Holding Corp 1st Lien Term Loan, 5.739%, (US0001M + 3.250%), 02/05/2025	1,196,725	0.1
621,050	NPC International, Inc. 1st Lien Term Loan, 6.051%, (US0001M + 3.500%), 04/19/2024	563,086	0.1
298,500	Sigma Bidco B.V. 2018 USD Term Loan B, 5.603%, (US0003M + 3.000%), 07/02/2025	290,913	0.0
		2,845,013	0.2

	Food Service: 0.3%
149,250	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 8.500%, (US0001M + 6.000%), 06/27/2025	144,772	0.0
149,250	Dhanani Group Inc. 2018 Term Loan B, 6.249%, (US0001M + 3.750%), 07/20/2025	146,265	0.0
399,250	Flynn Restaurant Group LP 1st Lien Term Loan, 5.990%, (US0001M + 3.500%), 06/27/2025	389,269	0.0
147,779	Fogo de Chao Churrascaria Holdings LLC 2018 Add On Term Loan, 6.749%, (US0001M + 4.250%), 04/05/2025	147,409	0.0
1,258,354	Golden Nugget, Inc. 2017 Incremental Term Loan B, 5.242%, (US0001M + 2.750%), 10/04/2023	1,247,344	0.1

See Accompanying Notes to Financial Statements

91

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

916,644	Hearthside Food Solutions, LLC 2018 Term Loan B, 6.186%, (US0001M + 3.688%), 05/23/2025	893,728	0.1
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.236%, (US0001M + 6.750%), 03/16/2026	99,436	0.0
100,000	Tacala, LLC 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 01/30/2026	99,250	0.0
436,026	Welbilt, Inc. 2018 Term Loan B, 4.999%, (US0001M + 2.500%), 10/23/2025	427,305	0.1
		3,594,778	0.3

	Food/Drug Retailers: 0.3%
1,515,090	Albertsons, LLC Term Loan B7, 5.499%, (US0001M + 3.000%), 11/17/2025	1,498,518	0.1
545,474	Albertsons, LLC USD 2017 Term Loan B6, 5.479%, (US0001M + 3.000%), 06/22/2023	541,496	0.0
648,875	EG Finco Limited 2018 USD Term Loan, 6.601%, (US0003M + 4.000%), 02/07/2025	634,816	0.1
148,875	EG Group Limited 2018 USD Term Loan B, 6.601%, (US0003M + 4.000%), 02/07/2025	145,649	0.0
147,000	Moran Foods LLC Term Loan, 8.601%, (US0003M + 6.000%), 12/05/2023	83,790	0.0
150,000	Smart & Final Stores LLC 1st Lien Term Loan, 6.129%, (US0003M + 3.500%), 11/15/2022	143,750	0.0
740,000	United Natural Foods, Inc. Term Loan B, 6.749%, (US0001M + 4.250%), 10/22/2025	641,025	0.1
		3,689,044	0.3

	Health Care: 1.7%
248,105	Acadia Healthcare Company, Inc. 2018 Term Loan B3, 5.022%, (US0001M + 2.500%), 02/11/2022	246,554	0.0
150,000	Accelerated Health Systems, LLC Term Loan B, 5.990%, (US0001M + 3.500%), 10/31/2025	150,000	0.0
927,850	ADMI Corp. 2018 Term Loan B, 5.499%, (US0001M + 3.000%), 04/30/2025	914,512	0.1
150,000	Agiliti Health, Inc Term Loan, 5.500%, (US0001M + 3.000%), 01/04/2026	149,809	0.0

147,516	Air Methods Corporation 2017 Term Loan B, 6.101%, (US0003M + 3.500%), 04/21/2024	111,448	0.0
893,692	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.992%, (US0003M + 3.500%), 05/10/2023	869,116	0.1
970,000	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 6.249%, (US0001M + 3.750%), 02/27/2026	968,181	0.1
25,000	Brightspring Health Services Delayed Draw Term Loan, 7.115%, (US0003M + 4.500%), 02/12/2026	24,667	0.0
775,000	Brightspring Health Services Term Loan B, 6.982%, (US0001M + 4.500%), 02/08/2026	764,667	0.1
2,073,627	Change Healthcare Holdings LLC 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 03/01/2024	2,047,707	0.1
561,240	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.656%, (US0003M + 3.000%), 06/07/2023	558,200	0.0
864,046	Concentra Inc. 2018 1st Lien Term Loan, 5.240%, (US0001M + 2.750%), 06/01/2022	860,785	0.1
29,939	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 6.249%, (US0001M + 3.750%), 06/06/2025	29,265	0.0
119,400	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 06/06/2025	116,713	0.0
250,000	Diplomat Pharmacy, Inc. 2017 Term Loan B, 7.000%, (US0003M + 4.500%), 12/20/2024	238,750	0.0
1,752,500	Envision Healthcare Corporation 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 10/10/2025	1,642,604	0.1
894,746	ExamWorks Group, Inc. 2017 Term Loan, 5.749%, (US0001M + 3.250%), 07/27/2023	890,273	0.1
297,000	Global Medical Response, Inc. 2017 Term Loan B2, 6.736%, (US0001M + 4.250%), 03/14/2025	280,201	0.0

See Accompanying Notes to Financial Statements

92

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

795,146	Global Medical Response, Inc. 2018 Term Loan B1, 5.739%, (US0001M + 3.250%), 04/28/2022	749,226	0.1
650,000	GoodRx, Inc. 1st Lien Term Loan, 5.489%, (US0001M + 3.000%), 10/10/2025	643,906	0.0
1,387	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 4.660%, (US0001W + 2.250%), 01/31/2025	1,379	0.0
149,250	Inovalon Holdings, Inc. 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 04/02/2025	148,877	0.0
892,937	Jaguar Holding Company II 2018 Term Loan, 4.999%, (US0001M + 2.500%), 08/18/2022	884,760	0.1
994,313	Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.851%, (US0003M + 3.250%), 02/02/2024	988,927	0.1
150,000	Lifescan Global Corporation 2018 1st Lien Term Loan, 8.797%, (US0003M + 6.000%), 09/27/2024	144,438	0.0
362,052	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.351%, (US0003M + 2.750%), 06/07/2023	350,874	0.0
146,250	nThrive, Inc. 2016 1st Lien Term Loan, 6.996%, (US0001M + 4.500%), 10/20/2022	140,766	0.0
1,137,712	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 06/30/2025	1,097,418	0.1
234,418	Parexel International Corporation Term Loan B, 5.249%, (US0001M + 2.750%), 09/27/2024	226,272	0.0
615,040	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 5.236%, (US0001M + 2.750%), 02/14/2025	582,750	0.0
34,002	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 5.236%, (US0001M + 2.750%), 02/14/2025	32,217	0.0
296,972	Press Ganey Holdings, Inc. 2018 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 10/23/2023	291,589	0.0

370,328	Prospect Medical Holdings, Inc. 2018 Term Loan B, 8.000%, (US0001M + 5.500%), 02/22/2024	338,850	0.0
738,750	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.982%, (US0003M + 4.500%), 11/16/2025	732,748	0.1
642,261	Select Medical Corporation 2017 Term Loan B, 4.990%, (US0003M + 2.500%), 03/06/2025	639,836	0.0
162,113	Sotera Health Holdings, LLC 2017 Term Loan, 5.499%, (US0001M + 3.000%), 05/15/2022	159,174	0.0
895,600	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.750%, (US0001M + 3.250%), 09/02/2024	881,886	0.1
147,375	Team Health Holdings, Inc. 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 02/06/2024	131,409	0.0
147,750	Tecomet Inc. 2017 Repriced Term Loan, 5.993%, (US0001M + 3.500%), 05/01/2024	147,381	0.0
396,487	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.499%, (US0001M + 3.000%), 06/23/2024	392,440	0.0
1,434,010	Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.481%, (US0001M + 3.000%), 06/02/2025	1,425,308	0.1
399,203	Vizient, Inc. 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 02/13/2023	397,831	0.0
1,110,000	VVC Holding Corp. 2019 Term Loan B, 7.197%, (US0003M + 4.500%), 02/11/2026	1,095,200	0.1
797,372	Wink Holdco, Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 12/02/2024	772,953	0.1
		24,261,867	1.7

	Home Furnishings: 0.0%
642,865	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 5.249%, (US0001M + 2.750%), 05/02/2022	637,355	0.0

See Accompanying Notes to Financial Statements

93

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

	Industrial Equipment: 0.4%
150,000	AI Alpine AT Bidco GmbH 2018 USD Term Loan B, 5.988%, (US0003M + 3.250%), 10/31/2025	147,375	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.629%, (US0003M + 4.000%), 11/30/2023	394,926	0.0
150,000	CPM Holdings, Inc. 2018 1st Lien Term Loan, 6.249%, (US0001M + 3.750%), 11/15/2025	149,062	0.0
464,886	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.499%, (US0001M + 3.000%), 12/20/2024	460,237	0.0
647,105	ExGen Renewables IV, LLC Term Loan B, 5.630%, (US0003M + 3.000%), 11/28/2024	608,009	0.1
795,875	Filtration Group Corporation 2018 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 03/29/2025	791,066	0.1
1,023,986	Gardner Denver, Inc. 2017 USD Term Loan B, 5.249%, (US0001M + 2.750%), 07/30/2024	1,024,146	0.1
701,696	Kenan Advantage Group, Inc. 2015 Term Loan, 5.499%, (US0001M + 3.000%), 07/31/2022	692,925	0.1
178,634	Kenan Advantage Group, Inc. CAD Term Loan B, 5.499%, (US0001M + 3.000%), 07/31/2022	176,401	0.0
398,875	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.000%), 02/01/2025	387,906	0.0
149,250	Shape Technologies Group, Inc. Term Loan, 5.776%, (US0003M + 3.000%), 04/21/2025	147,571	0.0
		4,979,624	0.4

	Insurance: 0.9%
150,000	Achilles Acquisition LLC 2018 Term Loan, 6.500%, (US0001M + 4.000%), 10/03/2025	149,063	0.0
1,738,973	Acrisure, LLC 2017 Term Loan B, 6.879%, (US0003M + 4.250%), 11/22/2023	1,728,636	0.1
149,625	Alera Group Holdings, Inc. 2018 Term Loan B, 6.999%, (US0001M + 4.500%), 07/25/2025	150,934	0.0

1,065,896	Alliant Holdings I, Inc. 2018 Term Loan B, 5.232%, (US0001M + 2.750%), 05/09/2025	1,028,590	0.1
896,212	AmWINS Group, Inc. 2017 Term Loan B, 5.247%, (US0001M + 2.750%), 01/25/2024	886,018	0.1
1,045,110	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 09/19/2024	1,033,570	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.499%, (US0001M + 7.000%), 09/19/2025	151,828	0.0
150,000	Aretec Group, Inc. 2018 Term Loan, 6.749%, (US0001M + 4.250%), 10/01/2025	148,313	0.0
1,104,499	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.749%, (US0001M + 3.250%), 10/22/2024	1,071,364	0.1
896,487	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 04/26/2024	882,900	0.0
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 04/27/2025	149,250	0.0
1,456,450	Hub International Limited 2018 Term Loan B, 5.515%, (US0003M + 2.750%), 04/25/2025	1,410,784	0.1
1,104,567	NFP Corp. Term Loan B, 5.499%, (US0001M + 3.000%), 01/08/2024	1,066,321	0.1
1,345,000	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 12/31/2025	1,319,571	0.1
1,396,234	USI, Inc. 2017 Repriced Term Loan, 5.601%, (US0003M + 3.000%), 05/16/2024	1,352,602	0.1
		12,529,744	0.9

	Internet: 0.0%
225,775	Shutterfly, Inc., 5.250%, (US0001M + 2.750%), 08/17/2024	222,482	0.0

	Leisure Good/Activities/Movies: 0.7%
149,250	Airxcel, Inc. 2018 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 04/28/2025	138,429	0.0

See Accompanying Notes to Financial Statements

94

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

955,000	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.600%, (US0003M + 3.000%), 03/14/2026	949,777	0.1
796,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.351%, (US0003M + 2.750%), 09/18/2024	756,249	0.1
829,557	Crown Finance US, Inc. 2018 USD Term Loan, 4.999%, (US0001M + 2.500%), 02/28/2025	811,515	0.1
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.999%, (US0001M + 2.500%), 02/01/2024	240,625	0.0
1,144,240	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 03/08/2024	1,137,089	0.1
1,283,389	Fitness International, LLC 2018 Term Loan B, 5.749%, (US0001M + 3.250%), 04/18/2025	1,273,764	0.1
546,248	GVC Holdings PLC 2018 USD Term Loan B2, 4.999%, (US0001M + 2.500%), 03/29/2024	544,541	0.0
750,000	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.499%, (US0001M + 3.000%), 07/31/2024	747,343	0.1
648,372	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 6.000%, (US0001M + 3.500%), 07/03/2024	648,356	0.0
740,061	Life Time, Inc. 2017 Term Loan B, 5.379%, (US0003M + 2.750%), 06/10/2022	732,044	0.1
160,000	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/20/2025	158,933	0.0
120,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.496%, (US0001M + 7.000%), 10/19/2026	119,100	0.0
604,921	SRAM, LLC 2018 Term Loan B, 5.361%, (US0002M + 2.750%), 03/15/2024	602,637	0.0
672,626	Thor Industries, Inc. USD Term Loan B, 6.250%, (US0001M + 3.750%), 02/01/2026	644,452	0.0
150,000	WeddingWire, Inc. 1st Lien Term Loan, 6.987%, (US0003M + 4.500%), 12/19/2025	149,625	0.0

100,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.737%, (US0001M + 8.250%), 12/21/2026	99,750	0.0
130,000	Winnebago Industries, Inc. 2017 Term Loan, 6.101%, (US0003M + 3.500%), 11/08/2023	127,400	0.0
248,750	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.749%, (US0001M + 2.250%), 07/02/2025	245,330	0.0
		10,126,959	0.7

	Leisure Time: 0.1%
987,550	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 05/30/2025	987,180	0.1

	Lodging & Casinos: 0.6%
150,000	Aimbridge Acquisition Co., Inc., 2019 1st Lien Term Loan, 6.259%, (US0001M + 3.750%), 02/01/2026	149,809	0.0
147,750	Belmond Interfin Ltd. Dollar Term Loan, 5.249%, (US0001M + 2.750%), 07/03/2024	147,658	0.0
1,714,597	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 5.249%, (US0001M + 2.750%), 12/22/2024	1,697,757	0.1
754	CityCenter Holdings, LLC 2017 Term Loan B, 4.749%, (US0001M + 2.250%), 04/18/2024	740	0.0
796,617	Everi Payments Inc. Term Loan B, 5.499%, (US0001M + 3.000%), 05/09/2024	792,633	0.1
647,244	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.000%), 10/21/2024	642,389	0.1
1,602,559	Scientific Games International, Inc. 2018 Term Loan B5, 5.314%, (US0002M + 2.750%), 08/14/2024	1,561,064	0.1
1,984,176	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 6.101%, (US0003M + 3.500%), 07/10/2025	1,983,400	0.1
794,478	Station Casinos LLC 2016 Term Loan B, 5.000%, (US0001M + 2.500%), 06/08/2023	787,648	0.1
		7,763,098	0.6

See Accompanying Notes to Financial Statements

95

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

	Nonferrous Metals/Minerals: 0.1%
960,676	Covia Holdings Corporation Term Loan, 6.160%, (US0003M + 3.750%), 06/01/2025	824,580	0.1
249,370	U.S. Silica Company 2018 Term Loan B, 6.500%, (US0003M + 4.000%), 05/01/2025	236,278	0.0
		1,060,858	0.1

	Oil & Gas: 0.1%
149,250	Brazos Delaware II, LLC Term Loan B, 6.487%, (US0001M + 4.000%), 05/21/2025	141,414	0.0
140,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.249%, (US0001M + 6.750%), 10/29/2025	135,800	0.0
234,413	Grizzly Acquisitions Inc. 2018 Term Loan B, 6.047%, (US0003M + 3.250%), 10/01/2025	234,120	0.0
398,875	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.499%, (US0001M + 5.000%), 05/10/2025	383,119	0.0
547,000	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.749%, (US0001M + 3.250%), 10/30/2024	534,693	0.1
27,513	MEG Energy Corp. 2017 Term Loan B, 5.990%, (US0001M + 3.500%), 12/31/2023	27,409	0.0
150,000	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.740%, (US0001M + 3.250%), 09/29/2025	149,625	0.0
		1,606,180	0.1

	Publishing: 0.1%
1,628	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 6.522%, (US0001M + 4.000%), 05/04/2022	1,500	0.0
1,021,966	Meredith Corporation 2018 Term Loan B, 5.249%, (US0001M + 2.750%), 01/31/2025	1,020,689	0.1
		1,022,189	0.1

	Radio & Television: 0.1%
803,972	A-L Parent LLC 2016 1st Lien Term Loan, 5.750%, (US0001M + 3.250%), 12/01/2023	802,213	0.1
598,525	CBS Radio Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 11/18/2024	583,562	0.0

249,348	Cumulus Media New Holdings Inc. Exit Term Loan, 7.000%, (US0001M + 4.500%), 05/15/2022	245,569	0.0
499,451	Univision Communications Inc. Term Loan C5, 5.249%, (US0001M + 2.750%), 03/15/2024	471,803	0.0
		2,103,147	0.1

	Retailers (Except Food & Drug): 0.4%
248,612	Academy, Ltd. 2015 Term Loan B, 6.490%, (US0001M + 4.000%), 07/01/2022	179,778	0.0
795,729	Bass Pro Group, LLC Term Loan B, 7.499%, (US0001M + 5.000%), 09/25/2024	779,809	0.0
246,847	Belk, Inc. TL B 1L, 7.447%, (US0003M + 4.750%), 12/12/2022	200,008	0.0
893,071	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.499%, (US0001M + 3.000%), 02/03/2024	892,034	0.1
889,090	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.999%, (US0001M + 2.500%), 08/18/2023	870,568	0.1
361,368	Jo-Ann Stores, Inc. 2016 Term Loan, 7.761%, (US0003M + 5.000%), 10/20/2023	359,335	0.0
100,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 12.011%, (US0003M + 9.250%), 05/21/2024	95,750	0.0
842,467	Leslies Poolmart, Inc. 2016 Term Loan, 6.079%, (US0002M + 3.500%), 08/16/2023	816,140	0.1
1,135,421	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.739%, (US0001M + 3.250%), 04/09/2025	1,093,552	0.1
389,243	National Vision, Inc. 2017 Repriced Term Loan, 4.999%, (US0001M + 2.500%), 11/20/2024	387,622	0.0
242,500	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.994%, (US0003M + 3.250%), 01/26/2023	186,483	0.0
		5,861,079	0.4

	Software: 0.1%
872,670	Almonde, Inc. - TL B 1L, 6.101%, (US0003M + 3.500%), 06/13/2024	842,604	0.1

See Accompanying Notes to Financial Statements

96

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

	Steel: 0.0%
275,833	GrafTech Finance, Inc. 2018 Term Loan B, 5.999%, (US0001M + 3.500%), 02/12/2025	274,454	0.0

	Surface Transport: 0.1%
902,194	Navistar International Corporation 2017 1st Lien Term Loan B, 6.000%, (US0001M + 3.500%), 11/06/2024	900,683	0.1
547,366	PODS, LLC 2018 1st Lien Term Loan, 5.243%, (US0001M + 2.750%), 12/06/2024	538,266	0.0
587,892	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.990%, (US0001M + 4.500%), 08/01/2025	589,913	0.0
		2,028,862	0.1

	Telecommunications: 0.9%
544,991	Altice Financing SA USD 2017 1st Lien Term Loan, 5.241%, (US0001M + 2.750%), 01/31/2026	522,510	0.0
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.999%, (US0001M + 6.500%), 08/04/2025	187,919	0.0
208,949	Asurion LLC 2017 Term Loan B4, 5.499%, (US0001M + 3.000%), 08/04/2022	208,166	0.0
992,255	Asurion LLC 2018 Term Loan B6, 5.499%, (US0001M + 3.000%), 11/03/2023	987,759	0.1
1,497,500	Asurion LLC 2018 Term Loan B7, 5.499%, (US0001M + 3.000%), 11/03/2024	1,489,779	0.1
938,100	Avaya, Inc. 2018 Term Loan B, 6.777%, (US0001M + 4.250%), 12/15/2024	935,286	0.1
1,901,505	CenturyLink, Inc. 2017 Term Loan B, 5.249%, (US0001M + 2.750%), 01/31/2025	1,863,474	0.1
810,000	CommScope, Inc. 2019 Term Loan B, 5.865%, (US0003M + 3.250%), 02/06/2026	811,717	0.1
748,092	Consolidated Communications, Inc. 2016 Term Loan B, 5.500%, (US0003M + 3.000%), 10/04/2023	713,804	0.1
1,045,735	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 6.101%, (US0003M + 3.500%), 08/01/2024	959,788	0.1

681,956	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.749%, (US0001M + 4.250%), 11/29/2025	679,399	0.1
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.749%, (US0001M + 8.250%), 11/29/2026	117,675	0.0
998,744	GTT Communications, Inc. 2018 USD Term Loan B, 5.250%, (US0003M + 2.750%), 05/31/2025	943,992	0.1
498,125	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.499%, (US0001M + 3.000%), 11/15/2024	494,597	0.0
398,500	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.999%, (US0001M + 4.500%), 11/01/2024	396,632	0.0
149,250	Speedcast International Limited Term Loan B, 5.351%, (US0003M + 2.750%), 05/15/2025	145,239	0.0
546,977	Sprint Communications, Inc. 1st Lien Term Loan B, 5.000%, (US0001M + 2.500%), 02/02/2024	531,594	0.0
500,000	Sprint Communications, Inc. 2018 Term Loan B, 5.500%, (US0003M + 3.000%), 02/02/2024	490,937	0.0
346	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 7.484%, (US0001M + 5.000%), 03/09/2023	318	0.0
		12,480,585	0.9

	Utilities: 0.1%
868,114	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.999%, (US0001M + 2.500%), 01/15/2025	858,755	0.1
225,000	Edgewater Generation, L.L.C. Term Loan, 6.249%, (US0001M + 3.750%), 12/13/2025	224,894	0.0
399,375	LMBE-MC Holdco II LLC Term Loan B, 6.610%, (US0003M + 4.000%), 11/14/2025	397,378	0.0
136,638	Nautilus Power, LLC Term Loan B, 6.749%, (US0001M + 4.250%), 05/16/2024	137,150	0.0
		1,618,177	0.1

	Total Bank Loans (Cost $203,481,338)	201,016,008	14.2

See Accompanying Notes to Financial Statements

97

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.1%
1,600,000	(1),(3)	BANK 2017-BNK6 E, 2.654%, 07/15/2060	1,047,712	0.1
16,600,000	(1),(3),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,672,565	0.1
51,330,000	(3),(5),(6)	BANK 2019-BN17 XA, 1.038%, 04/15/2052	4,317,731	0.3
6,700,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,976,135	0.3
5,320,000	(1),(3),(6)	BANK 2017-BNK4 XE, 1.471%, 05/15/2050	528,875	0.0
1,000,000	(1),(3)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.186%, 11/26/2047	868,452	0.1
104,766,288	(3),(6)	Benchmark 2018-B7 XA Mortgage Trust, 0.450%, 05/15/2053	3,489,618	0.2
53,370,000	(3),(6)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.233%, 03/15/2062	5,013,231	0.4
42,285,000	(1),(3),(5),(6)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	3,345,934	0.2
3,090,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,624,707	0.2
7,330,000	(1),(3),(6)	Benchmark 2019-B9 XD Mortgage Trust, 2.003%, 03/15/2052	1,177,622	0.1
77,617,514	(3),(6)	BMARK 2018-B4 XA, 0.543%, 07/15/2051	2,860,764	0.2
1,440,000	(1)	BX Commercial Mortgage Trust 2018-BIOA D, 3.805%, (US0001M + 1.321%), 03/15/2037	1,438,795	0.1
3,442,804	(1)	BX Commercial Mortgage Trust 2018-IND F, 4.284%, (US0001M + 1.800%), 11/15/2035	3,453,426	0.2
4,366,882	(1)	BX Commercial Mortgage Trust 2018-IND G, 4.534%, (US0001M + 2.050%), 11/15/2035	4,385,977	0.3
2,580,000	(1)	BXMT 2017-FL1 C Ltd., 4.434%, (US0001M + 1.950%), 06/15/2035	2,579,226	0.2
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 5.184%, (US0001M + 2.700%), 06/15/2035	1,499,528	0.1
4,990,000	(1),(3)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	5,066,768	0.4
1,010,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	1,018,777	0.1
8,228,255	(3),(6)	CD 2016-CD1 Mortgage Trust XA, 1.422%, 08/10/2049	640,915	0.0
14,660,000	(1),(3),(6)	CD 2016-CD1 Mortgage Trust XB, 0.681%, 08/10/2049	674,073	0.0

1,000,000	(1),(3)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.112%, 11/10/2046	1,007,189	0.1
4,826,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.597%, 03/10/2047	4,625,995	0.3
6,030,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	5,155,718	0.4
3,425,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.097%, 03/10/2047	3,585,705	0.3
3,550,000	(1),(3)	Citigroup Commercial Mortgage Trust 2016-P3 D, 2.804%, 04/15/2049	2,959,092	0.2
1,270,000	(1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	1,084,420	0.1
27,780,784	(3),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.117%, 10/12/2050	1,898,642	0.1
3,000,000	(3)	COMM 2012-CCRE2 C Mortgage Trust, 4.832%, 08/15/2045	3,065,391	0.2
3,993,211	(3),(6)	COMM 2012-CR1 XA, 1.866%, 05/15/2045	188,244	0.0
11,238,088	(3),(6)	COMM 2012-CR3 XA, 1.869%, 10/15/2045	591,651	0.0
960,147	(3),(6)	COMM 2012-CR4 XA, 1.769%, 10/15/2045	47,898	0.0
7,189,482	(1),(3),(6)	COMM 2012-LTRT XA, 0.960%, 10/05/2030	184,877	0.0
2,200,000	(1),(3)	COMM 2013-LC6 D Mortgage Trust, 4.264%, 01/10/2046	2,209,862	0.2
11,197,284	(3),(6)	COMM 2016-COR1 XA, 1.452%, 10/10/2049	862,490	0.1
2,833,376	(3),(6)	COMM 2016-CR28 XA, 0.663%, 02/10/2049	98,997	0.0
1,000,000	(3)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,029,687	0.1
21,536,949	(3),(6)	COMM 2017-COR2 XA, 1.178%, 09/10/2050	1,696,562	0.1
3,962,000	(1),(3)	Core Industrial Trust 2015-TEXW E, 3.849%, 02/10/2034	3,966,658	0.3
75,782	(3)	Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/2038	76,512	0.0
80,320,103	(3),(6)	CSAIL 2018-CX12 XA Commercial Mortgage Trust, 0.623%, 08/15/2051	3,690,355	0.3
3,450,000	(1)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	3,458,563	0.2
2,314,968	(1),(3)	DBUBS 2011-LC1A F Mortgage Trust, 5.699%, 11/10/2046	2,352,145	0.2
5,000,000	(1),(3)	DBUBS 2011-LC2A D, 5.532%, 07/10/2044	5,185,399	0.4

See Accompanying Notes to Financial Statements

98

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,450,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.532%, 07/10/2044	2,434,282	0.2
5,000,000	(1)	DBWF 2018-GLKS D Mortgage Trust, 4.882%, (US0001M + 2.400%), 11/19/2035	5,012,434	0.4
4,800,000	(1),(3)	DBJPM 16-C3 F Mortgage Trust, 4.243%, 08/10/2049	3,613,238	0.3
5,390,000	(1),(3)	DBJPM 16-C3 G Mortgage Trust, 4.243%, 08/10/2049	3,535,258	0.2
6,666,868	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/2020	281,769	0.0
16,928,081	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.200%, 02/25/2042	1,083,991	0.1
19,240,000	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.583%, 11/25/2041	1,193,221	0.1
7,470,000	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	547,632	0.0
6,597,908	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 2.004%, 04/25/2045	2,759	0.0
8,937,711	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.016%, 02/25/2041	344,414	0.0
20,330,706	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.837%, 01/25/2026	2,507,545	0.2
673,367	(1),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,412	0.0
203,197,429	(1),(6)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	280,209	0.0
1,396,699	(1)	GPT 2018-GPP E Mortgage Trust, 4.954%, (US0001M + 2.470%), 06/15/2035	1,394,204	0.1
3,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 5.084%, (US0001M + 2.600%), 07/15/2035	3,470,506	0.2
3,080,000	(3)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.700%, 05/10/2045	3,217,603	0.2
4,480,000	(1),(3)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	3,182,060	0.2

2,860,000	(1),(3)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	2,463,986	0.2
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.584%, (US0001M + 2.100%), 07/15/2035	1,982,136	0.1
1,010,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	1,003,567	0.1
15,461,571	(3),(6)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	1,192,622	0.1
180,000	(1),(3)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	174,566	0.0
8,160,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	8,240,183	0.6
12,680,000	(1),(3),(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.335%, 12/15/2047	148,976	0.0
107,148	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.362%, 06/12/2041	107,518	0.0
500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.399%, 07/15/2046	522,249	0.0
6,150,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,097,803	0.4
5,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,929,089	0.3
5,541,334	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	178,315	0.0
2,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.117%, 12/15/2047	1,917,569	0.1
5,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	4,940,896	0.3
1,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.003%, 01/15/2046	991,654	0.1

See Accompanying Notes to Financial Statements

99

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,660,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	2,225,790	0.2
29,608,294	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.061%, 07/15/2047	894,887	0.1
1,000,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	1,028,699	0.1
1,405,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.651%, 08/15/2047	1,423,724	0.1
2,440,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	1,987,445	0.1
4,059,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	2,666,642	0.2
66,465,917	(3),(6)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.314%, 02/15/2048	3,104,357	0.2
62,467,649	(3),(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.116%, 10/15/2048	2,543,489	0.2
21,558,698	(3),(6)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.910%, 10/15/2050	1,238,373	0.1
1,000,000	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	990,126	0.1
522,510	(1),(3)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	530,709	0.0
13,948,653	(1),(3),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.110%, 03/10/2050	611,635	0.0
12,405,622	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.004%, 11/15/2046	467,172	0.0
20,055,408	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.095%, 12/15/2047	695,552	0.0
2,980,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.913%, 04/15/2047	3,051,546	0.2
1,000,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.463%, 02/15/2048	1,020,694	0.1
15,811,255	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.823%, 11/15/2052	843,423	0.1

270,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.376%, 09/15/2047	280,368	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,824,242	0.4
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,070,456	0.3
75,422,790	(3),(6)	Morgan Stanley Capital I Trust 2018-L1 XA, 0.531%, 10/15/2051	3,070,386	0.2
25,660,000	(1),(3),(6)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.797%, 10/15/2051	3,708,175	0.3
910,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	763,386	0.1
38,572,776	(3),(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	2,136,812	0.1
3,519,000	(1)	PFP 2017-4 E Ltd., 7.334%, (US0001M + 4.850%), 07/14/2035	3,595,415	0.3
4,470,000	(1),(3)	Ready Capital Mortgage Trust 2019-5 D, 5.551%, 02/25/2052	4,237,431	0.3
3,768,725	(1)	SLIDE 2018-FUN E, 4.784%, (US0001M + 2.300%), 06/15/2031	3,781,411	0.3
3,655,268	(1)	SLIDE 2018-FUN F, 5.484%, (US0001M + 3.000%), 06/15/2031	3,672,496	0.3
480,000	(1)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	472,280	0.0
1,000,000	(1),(3)	UBS Commercial Mortgage Trust 2017-C5, 4.319%, 11/15/2050	923,225	0.1
46,070,000	(3),(6)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.564%, 04/15/2052	5,233,566	0.4
2,500,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.313%, 04/10/2046	2,352,636	0.2
3,829,649	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	2,978,744	0.2
30,000,000	(3),(6)	Wells Fargo Commercial Mortgage Trust 2016-C36 XB, 0.679%, 11/15/2059	1,402,413	0.1
78,780,000	(3),(6)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.526%, 11/15/2049	3,012,185	0.2
2,720,000	(1)	Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	2,210,410	0.2
20,942,671	(3),(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.986%, 10/15/2050	1,266,294	0.1

See Accompanying Notes to Financial Statements

100

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

2,500,000	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.641%, (US0001M + 2.157%), 12/15/2036	2,507,037	0.2
5,210,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	4,361,395	0.3
395,907	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.833%, 08/15/2045	19,108	0.0
3,293,448	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.882%, 11/15/2045	180,054	0.0
960,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	799,533	0.1
1,136,578	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	573,775	0.0
5,789,429	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.273%, 03/15/2048	227,486	0.0
7,110,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.063%, 12/15/2046	7,276,479	0.5
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	668,279	0.0
3,000,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,426,361	0.2
43,074,750	(3),(6)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.863%, 03/15/2046	1,181,614	0.1
1,500,000	(1),(3)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,441,455	0.1

	Total Commercial Mortgage-Backed Securities (Cost $264,397,365)		270,675,719	19.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.2%
		Federal Home Loan Mortgage Corporation: 1.7%(11)
24,300,000	(10)	3.500%, 04/01/2048	24,653,109	1.7

		Federal National Mortgage Association: 2.5%(11)
13,200,000	(10)	3.000%, 05/01/2043	13,131,422	1.0
15,282,000	(10)	4.000%, 04/01/2048	15,721,357	1.1
5,975,000	(10)	4.500%, 04/25/2039	6,226,458	0.4
7,439		5.500%, 10/01/2039	8,096	0.0
			35,087,333	2.5

			Government National Mortgage Association: 1.0%
	13,700,000	(10)	4.500%, 04/01/2044	14,228,935	1.0

		Total U.S. Government Agency Obligations (Cost $73,427,783)		73,969,377	5.2

SOVEREIGN BONDS: 3.1%
	1,075,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	873,034	0.1
CLP	2,500,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	3,813,896	0.3
CLP	1,490,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	2,374,458	0.2
	1,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	1,665,765	0.1
	1,500,000		Colombia Government International Bond, 3.875%, 04/25/2027	1,525,140	0.1
	800,000		Croatia Government International Bond, 5.500%, 04/04/2023	868,646	0.1
	500,000		Dominican Republic International Bond, 6.000%, 07/19/2028	526,250	0.0
	1,725,000		Dominican Republic International Bond, 6.875%, 01/29/2026	1,899,656	0.1
	1,700,000		Egypt Government International Bond, 5.875%, 06/11/2025	1,690,463	0.1
	250,000		Egypt Government International Bond, 7.500%, 01/31/2027	262,408	0.0
EUR	13,592,000	(1)	Hellenic Republic Government Bond, 3.875%, 03/12/2029	15,430,090	1.1
	1,380,125	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,311,388	0.1
	650,000		Jordan Government International Bond, 6.125%, 01/29/2026	656,740	0.1
	500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	498,935	0.0
	1,000,000		Mexico Government International Bond, 4.500%, 04/22/2029	1,036,500	0.1
	500,000		Panama Government International Bond, 9.375%, 04/01/2029	732,000	0.1
	750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	759,000	0.1
	1,800,000	(1),(2)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,854,144	0.1
	300,000		Republic of Ecuador, 7.875%, 01/23/2028	286,425	0.0

See Accompanying Notes to Financial Statements

101

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

500,000	Saudi Government International Bond, 3.625%, 03/04/2028	496,583	0.0
1,000,000	Saudi Government International Bond, 4.500%, 04/17/2030	1,046,250	0.1
1,300,000	South Africa Government International Bond, 5.875%, 09/16/2025	1,374,379	0.1
325,000	Turkey Government International Bond, 7.250%, 12/23/2023	328,057	0.0
550,000	Turkey Government International Bond, 7.375%, 02/05/2025	553,440	0.0
450,000	Ukraine Government International Bond, 7.375%, 09/25/2032	400,950	0.0
975,000	Ukraine Government International Bond, 7.750%, 09/01/2023	951,103	0.1

	Total Sovereign Bonds (Cost $43,595,601)	43,215,700	3.1

U.S. TREASURY OBLIGATIONS: 2.2%
		Treasury Inflation Indexed Protected Securities: 2.0%
27,055,052	0.875%, 01/15/2029	27,951,533	2.0

		U.S. Treasury Bonds: 0.1%
1,200,000	3.375%, 11/15/2048	1,338,867	0.1

		U.S. Treasury Notes: 0.1%
560,000	2.500%, 02/28/2026	566,737	0.0
707,000	2.625%, 02/15/2029	720,850	0.1
		1,287,587	0.1

	Total U.S. Treasury Obligations (Cost $30,439,595)	30,577,987	2.2

		Value	Percentage of Net Assets
PURCHASED OPTIONS (12): 0.0%
	Total Purchased Options (Cost $855,890)	53,308	0.0

	Total Long-Term Investments (Cost $1,336,884,876)	1,356,849,717	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	Securities Lending Collateral(13): 0.6%
2,010,153	Citigroup, Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,050,356, due 04/02/19-10/20/68)	2,010,153	0.1
2,010,153	Daiwa Capital Markets, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,050,356, due 04/11/19-03/20/49)	2,010,153	0.2
2,010,153	Guggenheim Securities LLC, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $2,010,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.302%-5.458%, Market Value plus accrued interest $2,050,356, due 01/01/27-05/20/68)	2,010,153	0.1
2,010,153	Jefferies LLC, Repurchase Agreement dated 03/29/19, 2.67%, due 04/01/19 (Repurchase Amount $2,010,594, collateralized by various U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $2,050,371, due 04/03/19-07/15/36)	2,010,153	0.2

See Accompanying Notes to Financial Statements

102

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (continued)

421,481		Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.57%, due 04/01/19 (Repurchase Amount $421,570, collateralized by various U.S. Government Securities, 0.875%-2.875%, Market Value plus accrued interest $429,911, due 12/31/20-05/15/43)	421,481	0.0
			8,462,093	0.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 7.6%
86,704,498	(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.360%	86,704,498	6.1
20,910,000	(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%	20,910,000	1.5
	Total Mutual Funds (Cost $107,614,498)		107,614,498	7.6

	Total Short-Term Investments (Cost $116,076,591)		116,076,591	8.2

	Total Investments in Securities (Cost $1,452,961,467)		$1,472,926,308	104.2
	Liabilities in Excess of Other Assets		(59,784,444)	(4.2)
	Net Assets		$1,413,141,864	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.
(10)	Settlement is on a when-issued or delayed-delivery basis.
(11)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(12)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(13)	Represents securities purchased with cash collateral received for securities on loan.
(14)	Rate shown is the 7-day yield as of March 31, 2019.

CLP	Chilean Peso
EUR	EU Euro

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

103

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2019